UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	March 31, 2007

Date of reporting period:	March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Municipal Bond Funds

Annual Report – March 31, 2007

■  Columbia Short Term Municipal Bond Fund

■  Columbia California Intermediate
    Municipal Bond Fund

■  Columbia Georgia Intermediate
    Municipal Bond Fund

■  Columbia Maryland Intermediate
    Municipal Bond Fund

■  Columbia North Carolina Intermediate
    Municipal Bond Fund

■  Columbia South Carolina Intermediate
    Municipal Bond Fund

■  Columbia Virginia Intermediate
    Municipal Bond Fund

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Economic Update	1

Columbia Short Term Municipal Bond Fund	2

Columbia California Intermediate Municipal Bond Fund	7

Columbia Georgia Intermediate Municipal Bond Fund	12

Columbia Maryland Intermediate Municipal Bond Fund	17

Columbia North Carolina Intermediate Municipal Bond Fund	22

Columbia South Carolina Intermediate Municipal Bond Fund	27

Columbia Virginia Intermediate Municipal Bond Fund	32

Financial Statements	37

Investment Portfolios	38

Statements of Assets and Liabilities	72

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	110

Report of Independent Registered Public Accounting Firm	123

Unaudited Information	124

Fund Governance	125

Board Consideration and Re-Approval of Investment Advisory Agreement	128

Summary of Management Fee Evaluation by Independent Fee Consultant	131

Important Information About This Report	137

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Municipal Bond Funds

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the "Fed") raised a key short-term interest rate, the federal funds rate, twice—to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.63%—somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

110-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

Summary

For the 12-month period that ended March 31, 2007

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

■  The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.73
Class B	1.48
Class C	1.48
Class Z	0.48

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.65
Class B	1.40
Class C	1.40
Class Z	0.40

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment grade US tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	13,928	13,790
Class B	13,135	n/a
Class C	13,068	13,068
Class Z	14,263	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B	C		Z
Inception	11/02/93		10/12/93	05/19/94		10/07/93
Sales charge	without	with	without	without	with	without
1-year	3.30	2.30	2.54	2.53	1.53	3.56
5-year	2.44	2.24	1.68	1.67	1.67	2.69
10-year	3.37	3.27	2.76	2.71	2.71	3.61

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares, and the applicable contingent deferred sales charge of 1.00% for Class C shares in the first year after purchase. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Class B shares are sold at NAV. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia Short Term Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.51	1,021.69	3.26	3.28	0.65
Class B	1,000.00	1,000.00	1,010.82	1,017.95	7.02	7.04	1.40
Class C	1,000.00	1,000.00	1,010.82	1,017.95	7.02	7.04	1.40
Class Z	1,000.00	1,000.00	1,015.81	1,022.94	2.01	2.02	0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.17
Class B	10.17
Class C	10.17
Class Z	10.17

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.30
Class B	0.22
Class C	0.22
Class Z	0.33

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/07 (%)

Class A	3.27
Class B	2.58
Class C	2.58
Class Z	3.55

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	5.03
Class B	3.97
Class C	3.97
Class Z	5.46

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period ended March 31, 2007, the fund's Class A shares returned 3.30% without sales charge. The fund's benchmark, the Merrill Lynch 1-3 Year U.S. Municipal Index, returned 3.80%.1 The average return of its peer group, the Lipper Short Municipal Debt Funds Classification, was 3.28%.2 The fund's average maturity was in line with its peer group but slightly shorter than the index, giving the index a slight performance advantage during the period.

Solid gains for municipal market

A healthy municipal market, which enjoyed its second-busiest year of new issues ever, posted solid gains for the 12-month reporting period. Yields ended the period only marginally lower than where they began, although there was a good deal of interim volatility, especially among securities with intermediate maturities. In addition, the yield advantage offered by lower-quality securities was modest.

Restructuring enhanced fund's liquidity, improved flexibility

Early in the period, we embarked on a slow but steady restructuring effort for the fund that lasted through 2006. Our primary goal was to improve the credit quality of the fund's portfolio, which we achieved without meaningfully reducing the fund's yield. At the end of the period, securities with a rating of AA or higher accounted for 79% of the fund's total assets, up from 66% the year before. We also increased the fund's allocation to non-callable bonds from 74% to 81% of total assets. Callable bonds are more liquid than non-callable bonds and historically have performed well in a variety of interest-rate environments. In the course of this transition, we also reduced the number of securities held by the fund and raised the average fund position from $3.2 million to $4.5 million. The average coupon, or stated interest rate, of bonds in the fund is also higher: bonds with coupons in the 5.0% to 5.5% range now account for 63% of the portfolio, up from 53% one year ago.

The net effect of these efforts is greater flexibility, enhanced liquidity and the potential for lower transactions costs as the result of fewer positions. However, during this period, the fund experienced higher-than-average transaction costs, which slightly reduced the fund's return.

Certain one-time events helped the fund maintain parity with its competitors. The fund earned a sizeable return on a substantial position in Puerto Rico bonds, which we purchased for the fund as rumors of a possible budget crisis circulated last summer. The situation stabilized and the fund benefited as the bonds rose in value. The fund also had a substantial position in New York Convention Center bonds, which were escrowed to maturity during the period. The fund received a premium for the escrow and the credit quality of the bonds was enhanced due to the escrow. (When a bond is

1The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment-grade US tax-exempt bonds with remaining terms to final maturities of at least one year and less than three years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Short Term Municipal Bond Fund escrowed to maturity, the issuer places U.S. Treasuries into an escrow trust to pay off the bonds at maturity, thus removing the bonds from its books. As a result, the bonds are backed fully by Treasuries.)

Looking ahead

The changes made to the fund during the past year should potentially help the fund withstand a variety of interest rate environments. While we do not plan to make any aggressive bets on the course of interest rates, one result of the fund's restructuring is an average maturity that is higher than its benchmark. As a result, we believe that the fund is positioned to potentially perform well should the Federal Reserve Board shift its monetary policy and reduce short-term interest rates later this year.

Top 5 sectors

as of 03/31/07 (%)

Tax-Backed	33.8
Other	16.8
Transportation	13.9
Utilities	11.6
Education	11.0

Quality breakdown

as of 03/31/07 (%)

AAA	49.6
AA	29.1
A	2.8
BBB	12.6
B	0.6
Non-rated	4.2
Cash and equivalents	1.1

Maturity breakdown

as of 03/31/07 (%)

0-1 year	15.1
1-3 years	53.7
3-5 years	21.3
5-7 years	4.0
7-10 years	4.6
15-20 years	1.3

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+3.30%

Class A shares (without sales charge)

+3.80%

Merrill Lynch 1-3 Year U.S. Municipal Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned 3.30% without sales charge.

■  The fund's return was lower than its benchmark, but slightly higher than the average return of its peer group.

■  A restructuring effort enhanced the fund's liquidity and potentially positions it to withstand a variety of interest rate scenarios.

Portfolio Management

Kelly Mainelli has managed the fund since February 2006. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Performance Information – Columbia California Intermediate Municipal Bond Fund

Growth of a $10,000 investment 09/09/02 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment Inception – 03/31/07 ($)

Sales charge	without	with
Class A	11,346	10,978
Class B	11,064	11,064
Class C	10,961	10,961
Class Z	11,632	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	09/09/02		08/29/02		09/11/02		08/19/02
Sales charge	without	with	without	with	without	with	without
1-year	5.00	1.57	4.22	1.22	4.22	3.22	5.27
Life	2.81	2.06	2.23	2.23	2.04	2.04	3.33

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Understanding Your Expenses – Columbia California Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.01	1,021.19	3.77	3.78	0.75
Class B	1,000.00	1,000.00	1,010.22	1,017.45	7.52	7.54	1.50
Class C	1,000.00	1,000.00	1,010.22	1,017.45	7.52	7.54	1.50
Class Z	1,000.00	1,000.00	1,015.31	1,022.44	2.51	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of he period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia California Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 5.00% without sales charge. The fund exceeded its benchmark, the Lehman Brothers Municipal Quality Intermediate Index, which returned 4.74% for the period.1 It also outperformed the average return for its peer group, the Lipper California Intermediate Municipal Debt Funds Classification, which was 4.23%.2 The fund's exposure to zero coupon bonds, high-yield BBB-rated bonds and non-callable bonds, helped it come out ahead of both the benchmark and peer group.

Healthy gains from state's intermediate municipal bonds

California municipal bonds, which represent roughly 20% of the municipal market's total outstanding issuance, were among the top performers in the municipal sector over the period. Strong demand from non-traditional buyers as well as the state's credit upgrade in 2006 helped boost returns. Intermediate-term municipal bonds outperformed both shorter- and longer-term issues, benefiting as the difference between municipal yields and those on comparable maturity Treasurys narrowed. Yields on 10-year (intermediate) Treasury notes declined modestly over the year, as the Federal Reserve Board held interest rates steady during the second half and investors anticipated an eventual rate decrease.

Gains from zero-coupon, high-yield and non-callable municipals

Zero-coupon, high-yield and non-callable municipal bonds were the biggest contributors to performance. Zero-coupon municipal bonds sell at a steep discount to face value and make no interest payments. As yields inched lower, their built-in return became more valuable to investors. High-yield BBB-rated bonds also did quite well. Of note were BBB-rated tobacco bonds, which are bonds issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. These bonds performed well as favorable news surfaced for the tobacco sector. A small position in BBB-rated Puerto Rico bonds, which rallied in response to the territory's improving fiscal health, further bolstered returns. Non-callable bonds, which cannot be called (or redeemed) before their scheduled maturity, benefited from strong demand as investors attempted to lock in yields.

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	9.63
Class B	9.62
Class C	9.63
Class Z	9.61

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.33
Class B	0.26
Class C	0.26
Class Z	0.35

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/07 (%)

Class A	3.20
Class B	2.58
Class C	2.58
Class Z	3.55

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	5.42
Class B	4.37
Class C	4.37
Class Z	6.02

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia California Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/07 (%)

Tax-Backed	51.2
Utilities	15.6
Other	12.5
Health Care	9.1
Education	4.8

Quality breakdown

as of 03/31/07 (%)

AAA	62.4
AA	3.5
A	19.2
BBB	12.5
Non-rated	0.7
Cash and equivalents	1.7

Maturity breakdown

as of 03/31/07 (%)

0-1 year	1.0
1-3 years	9.1
3-5 years	6.2
5-7 years	18.3
7-10 years	26.0
10-15 years	27.9
15-20 years	7.7
20-25 years	0.7
25 years and over	1.4
Cash and equivalents	1.7

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Hindered by below-average sensitivity to interest rate changes

There was a period when duration—a measure of interest-rate sensitivity—detracted from performance. We try to shorten duration for the fund when we expect interest rates to rise, and lengthen it when we expect interest rates to decline. During the late fall, we used Treasury futures contracts to shorten duration for the fund. Treasury futures are agreements to buy or sell specific maturity issues at a set time in the future. Shortly after buying the futures contracts, we started seeing a steady inflow of cash into the fund. This combination dramatically shortened duration against the fund's peer group. And when interest rates declined, it hampered the fund's relative return. We subsequently sold the contracts and used the cash from the sales and the new inflows to lengthen duration for the fund.

Continued strength, despite increase in state deficit

Although California already has an above-average level of debt, we believe its borrowing needs will continue to grow, fueled by the state's expanding population; mounting education, infrastructure and health care costs; and recently approved and proposed bond measures. While new bond issuance could temporarily pressure yields, we believe that the state's credit rating and sizable share of outstanding municipal issuance will continue to attract investors. We believe a lackluster real estate market and soaring gas prices may slow near-term economic growth, but we believe the state's forecast is for a pickup in the second half of the year.

Fund Profile – Columbia California Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 5.00% without sales charge.

■  The fund outpaced both the Lipper California Intermediate Municipal Debt Funds Classification average and the Lehman Brothers Municipal Quality Intermediate Index.

■  Above-average holdings in zero-coupon bonds, BBB rated bonds and non-callable bonds aided returns.

Portfolio Management

Wendy Norman has managed the fund since November 2004. Ms. Norman is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Effective April 2, 2007, the fund will be managed by Gary Swayze. Mr. Swayze is associated with Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+5.00%

Class A shares (without sales charge)

+4.74%

Lehman Brothers Municipal Quality Intermediate Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.93
Class B	1.68
Class C	1.68
Class Z	0.68

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	15,217	14,716
Class B	14,200	14,200
Class C	14,183	14,183
Class Z	15,586	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	05/04/92		06/07/93		06/17/92		03/01/92
Sales charge	without	with	without	with	without	with	without
1-year	4.20	0.84	3.43	0.43	3.52	2.52	4.46
5-year	3.66	2.98	2.91	2.91	2.91	2.91	3.92
10-year	4.29	3.94	3.57	3.57	3.56	3.56	4.54

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia Georgia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.41	1,021.19	3.76	3.78	0.75
Class B	1,000.00	1,000.00	1,010.52	1,017.45	7.52	7.54	1.50
Class C	1,000.00	1,000.00	1,010.52	1,017.45	7.52	7.54	1.50
Class Z	1,000.00	1,000.00	1,014.61	1,022.44	2.51	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.54
Class B	10.55
Class C	10.55
Class Z	10.54

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.40
Class B	0.33
Class C	0.33
Class Z	0.43

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/07 (%)

Class A	3.16
Class B	2.54
Class C	2.54
Class Z	3.51

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	5.17
Class B	4.15
Class C	4.15
Class Z	5.74

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.20% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 4.74% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 4.10%.2 High-yield BBB-rated bonds, as well as longer-maturity issues, aided returns. The fund lost ground relative to the benchmark because of its exposure to shorter-maturity issues early in the period.

Positive trends within the state

Georgia maintained its position as one of the strongest state credits due to generous reserves and moderate debt. Although the state's economic growth slowed along with the nation's, favorable demographic trends, including strong population inflows and average unemployment rates, helped produce revenue gains from individual income taxes as well as sales and use taxes. The state ended the 2006 fiscal year with a budget surplus that allowed it to increase its reserves. All of these trends were positive for the state's municipal bond market, especially for bonds with maturities of 10 or more years.

Gains from high-yield issues

An above-average holdings in high-yielding, BBB-rated bonds gave the biggest boost to the fund's performance, led by investments in the hospital and tobacco sectors. Hospital bonds benefited as Georgia's credit environment remained relatively stable and the difference between hospital bond yields and Treasury bond yields continued to narrow. In the tobacco sector, bonds rallied as litigation fears eased. Tobacco bonds are issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. Non-callable BBB-rated Puerto Rico bonds, which we added during the period, as well as some long-time holdings in bonds subject to the Alternative Minimum Tax (AMT), also added to returns for the fund. Non-callable bonds are bonds that cannot be redeemed (or "called") before their scheduled maturity dates.

Shift away from shorter-maturity issues toward longer-maturity bonds

Early in the year, the fund had a relatively high exposure to callable bonds with maturities of five or less years. Callable bonds did not perform well as interest rates fell and investors became concerned that issuers might want to redeem the bonds before maturity. In addition, shorter-maturity bonds, which held up well during periods of rising interest rates, lagged longer-maturity issues as interest rates trended downward.

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Georgia Intermediate Municipal Bond Fund

We reduced the fund's holdings in shorter-maturity issues and used the proceeds to buy intermediate-term bonds that mature in 15 to 20 years.

Positioned for declining interest rates ahead

We believe an increased stake in longer-maturity and non-callable issues may potentially stand the fund in good stead if interest rates continue to decline in line with our expectations. We also anticipate that strong demand should help support the market for Georgia's bonds. We believe that traditional high income investors as well as non-traditional investors, such as hedge funds, are attracted to Georgia's strong credit rating and positive fiscal outlook. We believe the biggest concern is the state's exposure to subprime mortgage loans: Recently, Georgia has led the nation in mortgage foreclosures. We believe, however, that the relatively low cost of doing business in the state may continue to drive favorable demographics that could help offset further increases in foreclosures and potentially allow the state to remain in good financial shape.

Top 5 sectors

as of 03/31/07 (%)

Other	21.2
Utilities	19.3
Tax-Backed	16.6
Health Care	13.2
Education	11.5

Quality breakdown

as of 03/31/07 (%)

AAA	68.5
AA	14.4
A	2.7
BBB	13.6
Cash and equivalents	0.8

Maturity breakdown

as of 03/31/07 (%)

0-1 year	1.3
1-3 years	14.5
3-5 years	15.0
5-7 years	7.8
7-10 years	14.5
10-15 years	28.4
15-20 years	9.6
20-25 years	5.0
25 years and over	3.1
Cash and equivalents	0.8

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+4.20%

Class A shares (without sales charge)

+4.74%

Lehman Brothers Municipal Quality Intermediate Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.20% without sales charge.

■  The fund came out slightly ahead of the Lipper Other States Intermediate Municipal Debt Funds Classification average, but trailed the Lehman Brothers Municipal Quality Intermediate Index.

■  High-yield BBB rated bonds and longer-maturity securities gave the biggest boost to performance, while an above-average holdings in shorter-maturity issues early in the period hampered returns.

Portfolio Management

Wendy Norman has managed the fund since January 2006. Ms. Norman is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Effective April 2, 2007, the fund will be managed by Kimberly A. Campbell. Ms. Campbell is associated with Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia Maryland Intermediate Municipal Bond Fund

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	14,895	14,410
Class B	13,898	13,898
Class C	13,869	13,869
Class Z	15,252	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	09/01/90		06/08/93		06/17/92		09/01/90
Sales charge	without	with	without	with	without	with	without
1-year	4.46	1.02	3.78	0.78	3.68	2.68	4.72
5-year	3.37	2.69	2.61	2.61	2.59	2.59	3.62
10-year	4.06	3.72	3.35	3.35	3.33	3.33	4.31

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.66
Class C	1.66
Class Z	0.66

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Understanding Your Expenses – Columbia Maryland Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.11	1,021.19	3.77	3.78	0.75
Class B	1,000.00	1,000.00	1,011.22	1,017.45	7.52	7.54	1.50
Class C	1,000.00	1,000.00	1,010.32	1,017.45	7.52	7.54	1.50
Class Z	1,000.00	1,000.00	1,015.31	1,022.44	2.51	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Maryland Intermediate Municipal Bond Fund

For the 12-month period ended March 31, 2007, the fund's Class A shares returned 4.46% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 4.74% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 4.10%.2 The fund benefited from favorable positioning, despite disappointing performance from a single issuer.

Stable finances benefited state's municipal bond market

Maryland's municipal bond market posted solid gains, backed by the state's strong credit rating. Positive growth in professional and business services, as well as in the defense, medical research, security and distribution industries, helped the state maintain its fiscal strength, despite above-average debt levels and population outflows for the first time in 20 years. Intermediate- and longer-term bonds beat shorter-maturity issues, as interest rates began to decline in anticipation of a Federal Reserve Board short-term rate cut.

Favorable positioning aided returns

Extending the fund's weighted average maturity over the course of the 12-month period helped performance. To lengthen weighted average maturity, we sold bonds from the fund's portfolio that mature in three years or less and replaced them with bonds maturing in nine to 11 years, which were better performers. Increasing the fund's exposure to hospital bonds, which reached 10.0% of assets by period end, further aided returns. Hospital bonds, which have lower credit ratings, added yield to the fund's portfolio. In addition, the sector rallied as the credit environment stayed relatively stable and the difference between yields on hospital bonds and Treasuries tightened. Overall, having above-average holdings in higher-yielding, lower credit quality bonds contributed positively to the fund's performance. Finally, compared to many of its peers, the fund had a higher exposure to non-callable bonds, especially those maturing in 15 to 20 years, which played a pivotal role in boosting returns. Non-callable bonds, which cannot be redeemed before their scheduled maturity dates, performed well as investors tried to lock in yields ahead of interest rate declines.

Disappointment from single issuer

We kept the fund diversified across the Maryland municipal universe, while limiting its exposure to any single credit or sector. In addition, the fund had small holdings in bonds outside of Maryland that could add yield to the fund's portfolio. These issues included some General Motors bonds, which detracted from fund returns as the company's weakening financial condition resulted in two credit downgrades. We sold the GM bonds shortly before the second ratings downgrade, but not soon

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.63
Class B	10.64
Class C	10.63
Class Z	10.63

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.40
Class B	0.32
Class C	0.32
Class Z	0.43

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields

as of 03/31/07 (%)

Class A	3.08
Class B	2.45
Class C	2.46
Class Z	3.43

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	4.97
Class B	3.96
Class C	3.97
Class Z	5.53

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Maryland Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/07 (%)

Tax-Backed	44.8
Other	13.6
Health Care	10.6
Housing	9.2
Education	6.5

Quality breakdown

as of 03/31/07 (%)

AAA	61.6
AA	16.4
A	8.9
BBB	8.2
Non-rated	0.6
Cash and equivalents	4.3

Maturity breakdown

as of 03/31/07 (%)

0-1 year	8.9
1-3 years	10.7
3-5 years	9.4
5-7 years	9.8
7-10 years	19.3
10-15 years	15.8
15-20 years	13.6
20-25 years	3.3
25 years and over	4.9
Cash and equivalents	4.3

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

enough to spare the fund some loss. The fund also absorbed some near-term losses from selling shorter callable bonds with attractive yields in order to extend weighted average maturity.

Outlook for declining interest rates

With the belief that interest rates will decline later in 2007, we extended the fund's duration, a measure of interest-rate sensitivity, by purchasing longer-maturity non-callable bonds as well as callable bonds with current coupons (stated interest rates). Typically, bonds with longer durations increase in value as interest rates fall (and fall in value when rates rise). We also believe intermediate- and longer-maturity bonds to benefit as economic growth slows and the difference between their yields and those on comparable maturity Treasuries narrows. We believe slower economic growth is likely as weakness in the housing market pressures consumer spending, and stock buybacks keep a lid on business spending. We believe declining interest rates and slower economic growth may bode well for bond investors. While Maryland faces some concerns, including a decline in manufacturing, slower population growth and a growing federal budget deficit, we believe the state's history of fiscal prudence and diverse economic base may potentially stand it in good stead.

Fund Profile – Columbia Maryland Intermediate Municipal Bond Fund

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned 4.46% without sales charge.

■  The fund came out ahead of the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, but trailed its benchmark, the Lehman Brothers Municipal Quality Intermediate Index.

■  Extending the fund's weighted average maturity and increasing its exposure to lower-quality, higher-yielding bonds helped performance. Disappointing performance from a single issuer detracted from returns.

Portfolio Management

Wendy Norman has managed the fund since January 2006. Ms. Norman is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Effective April 2, 2007, the fund will be managed by Gary Swayze. Mr. Swayze is associated with Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+4.46%

Class A shares (without sales charge)

+4.74%

Lehman Brothers Municipal Quality Intermediate Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	15,317	14,815
Class B	14,281	14,281
Class C	14,259	14,259
Class Z	15,685	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	12/14/92		06/07/93		12/16/92		12/11/92
Sales charge	without	with	without	with	without	with	without
1-year	4.23	0.83	3.55	0.55	3.45	2.45	4.59
5-year	3.93	3.24	3.17	3.17	3.15	3.15	4.21
10-year	4.36	4.01	3.63	3.63	3.61	3.61	4.60

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia North Carolina Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.91	1,021.19	3.77	3.78	0.75
Class B	1,000.00	1,000.00	1,010.22	1,017.45	7.52	7.54	1.50
Class C	1,000.00	1,000.00	1,010.22	1,017.45	7.52	7.54	1.50
Class Z	1,000.00	1,000.00	1,015.21	1,022.44	2.51	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.38
Class B	10.38
Class C	10.38
Class Z	10.38

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.45
Class B	0.37
Class C	0.37
Class Z	0.48

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include $0.06 per share of taxable realized gains.

SEC yields

as of 03/31/07 (%)

Class A	3.07
Class B	2.44
Class C	2.45
Class Z	3.41

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	5.14
Class B	4.10
Class C	4.10
Class Z	5.72

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.23% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 4.74% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 4.10%.2 The fund benefited from increasing its exposure to longer-maturity and higher-yielding issues, but was held back by limited availability of new issuance in the North Carolina municipal bond market.

Credit upgrade reflected progress in North Carolina

North Carolina received a credit quality upgrade in January 2007,3 driven by the state's growing economic base and history of effective fiscal management. Strong revenue gains helped bolster reserves and kept debt at moderate levels. Demand for municipal issuance from both traditional (individual and institutional) investors and non-traditional investors, such as hedge funds, remained strong. At the same time, new issuance in North Carolina declined to $6.9 billion in 2006, down from $7.7 billion the previous year. The result was a reduced supply of new bonds available for money rolling over from maturing bonds, new assets or refundings.

Longer-maturity and higher-yield exposure boosted returns

During the year, we decreased the fund's investments in bonds maturing in three to five years, while increasing exposure to bonds maturing in 10 to 15 years. This move proved advantageous as municipal bonds with maturities of 10 or more years outperformed comparable maturity Treasuries by a much wider margin than shorter-maturity issues did. The fund also benefited from an above-average exposure to higher-yielding, BBB-rated bonds, which beat higher credit quality issues. Among the fund's lower quality investments were hospital issues, which did well amid a relatively stable credit environment. We took some profits in the sector to help fund longer-maturity purchases for the fund.

To help compensate for limited supply in the North Carolina municipal bond market, we added some BBB-rated, non-callable Puerto Rico bonds to the fund's portfolio. Non-callable bonds, which cannot be redeemed before their scheduled maturity, offered us an opportunity to lock in yields. The Puerto Rico bonds were very strong performers, benefiting as fiscal improvement in the territory helped narrow the gap between their yields and those on Treasuries.

1The Lehman Brothers Municipal Quality Intermediate Index is an index consisting of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Moody's Investors Service, Inc. upgraded North Carolina's general obligation bond rating to Aaa from Aa1 on January 12, 2007.

Portfolio Manager's Report (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

Limited options for extending maturity

The combination of reduced supply and strong demand for North Carolina municipal bonds pushed up prices. Decreased issuance also meant reduced opportunity for issuer diversification as well as fewer longer-maturity options. Finding attractively priced bonds with maturities of eight or more years and non-callable structures or callable structures with current coupons (stated interest rates) proved difficult. We believe this lack of suitable opportunities hampered the fund's returns relative to the broader benchmark. In addition, the fund lost some ground from trimming its position in hospital bonds, which continued to do well.

Prepared for declining interest rates

We believe the bond market to benefit, as a weakening housing market, slower consumer spending and constrained business spending pressure interest rates. We believe the fund is potentially well positioned for this environment with an increased exposure to non-callable and longer-maturity bonds as well as a longer duration, a measure of interest-rate sensitivity. Typically, the longer a bond's duration, the greater its price gain as interest rates decline (and the greater its price decline if interest rates rise). In addition, we believe North Carolina's municipal bond market could benefit as the state's economy picks up momentum from an increasingly diverse infrastructure, which includes expansion in the technology, banking and health care sectors. Although the state's debt burden has increased dramatically in recent years, we believe it remains manageable.

Top 5 sectors

as of 03/31/07 (%)

Tax-Backed	42.9
Other	22.5
Health Care	9.2
Utilities	7.8
Education	5.9

Quality breakdown

as of 03/31/07 (%)

AAA	62.6
AA	23.1
A	0.6
BBB	12.5
Cash and equivalents	1.2

Maturity breakdown

as of 03/31/07 (%)

0-1 year	1.1
1-3 years	14.9
3-5 years	5.9
5-7 years	13.9
7-10 years	19.4
10-15 years	31.4
15-20 years	9.8
25 years and over	2.4
Cash and equivalents	1.2

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+4.23%

Class A shares (without sales charge)

+4.74%

Lehman Brothers Municipal Quality Intermediate Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.23% without sales charge.

■  The fund trailed its benchmark, the Lehman Brothers Municipal Quality Intermediate Index, and exceeded the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.

■  Increased exposure to longer-maturity bonds as well as higher-yielding issues aided returns, despite the limited supply of new municipal issuance in North Carolina.

Portfolio Management

Wendy Norman has managed the fund since January 2006. Ms. Norman is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Effective April 2, 2007, the fund will be managed by Maureen G. Newman. Ms. Newman is associated with Columbia Management Advisors.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia South Carolina Intermediate Municipal Bond Fund

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	15,445	14,946
Class B	14,398	14,398
Class C	14,393	14,393
Class Z	15,814	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	05/05/92		06/08/93		06/17/92		01/06/92
Sales charge	without	with	without	with	without	with	without
1-year	4.50	1.14	3.72	0.72	3.72	2.72	4.76
5-year	4.03	3.35	3.26	3.26	3.25	3.25	4.29
10-year	4.44	4.10	3.71	3.71	3.71	3.71	4.69

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.89
Class B	1.64
Class C	1.64
Class Z	0.64

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Understanding Your Expenses – Columbia South Carolina Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.21	1,021.19	3.77	3.78	0.75
Class B	1,000.00	1,000.00	1,010.42	1,017.45	7.52	7.54	1.50
Class C	1,000.00	1,000.00	1,010.42	1,017.45	7.52	7.54	1.50
Class Z	1,000.00	1,000.00	1,015.41	1,022.44	2.51	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia South Carolina Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.50% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 4.74% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 4.10%.2 The fund benefited from increased exposure to longer-term securities as well as from investments in higher-yielding, BBB-rated bonds.

South Carolina municipal bonds gained ground

South Carolina's municipal bond market held up well during the past year, despite job losses in manufacturing and agricultural-related industries and slightly below-average economic growth. Affordable housing and tourism helped drive solid revenue gains, enabling the state to build its reserves and maintain a favorable debt profile. As new municipal issuance slowed in 2006, demand remained strong from investors attracted to South Carolina's AAA credit rating.

Longer-maturity bonds provided an advantage

Increased exposure to longer-maturity bonds, which beat shorter-maturity issues, aided the fund's performance. We added bonds with seven- to 10-year maturities, which grew to about 25% of the fund's assets by period end. In addition, we bought some 15- to 20- year bonds, which climbed to roughly 8% of the fund's assets by period end. The addition of these longer-maturity bonds lengthened the fund's weighted average maturity, which calculates the average life of all bonds in the portfolio. Overall, bonds with longer maturities fared well during this reporting period, reflecting expectations for lower interest rates in the period ahead.

Lower credit quality delivered strong gains

A relatively stable credit outlook helped bonds with lower credit ratings and higher yields outperform higher quality bonds. Among the fund's biggest gainers were non-callable Puerto Rico bonds, which rallied as the territory's fiscal outlook improved. In addition, non-callable bonds, which cannot be redeemed before their scheduled maturity dates, benefited as investors sought to lock in yields in advance of any interest rate decline. Tobacco bonds, which are also lower quality issues, gained nicely as litigation fears eased. These are bonds issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. We believe the fund had a slightly higher stake than many of its peers in BBB-rated bonds, which further aided performance. School district bonds that were refunded—retired and replaced with new bonds at lower interest rates—also added to returns.

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.27
Class B	10.27
Class C	10.28
Class Z	10.27

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.43
Class B	0.36
Class C	0.36
Class Z	0.46

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include $0.05 per share of taxable realized gains.

SEC yields

as of 03/31/07 (%)

Class A	3.12
Class B	2.50
Class C	2.49
Class Z	3.47

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	5.16
Class B	4.13
Class C	4.13
Class Z	5.73

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/07 (%)

Tax-Backed	31.8
Utilities	25.4
Health Care	12.8
Other	11.2
Education	7.4

Quality breakdown

as of 03/31/07 (%)

AAA	60.7
AA	19.0
A	5.5
BBB	12.7
Cash and equivalents	2.1

Maturity breakdown

as of 03/31/07 (%)

1-3 years	7.5
3-5 years	11.1
5-7 years	11.8
7-10 years	24.9
10-15 years	31.1
15-20 years	7.7
20-25 years	3.2
25 years and over	0.6
Cash and equivalents	2.1

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Weighed down by shorter-maturity, callable issues

At the start of the period, nearly 20% of the fund's assets were in bonds with maturities of five years or less, many of which were callable (or redeemable before their scheduled maturity). These investments lagged both longer-maturity and non-callable issues, hampering returns. We modestly reduced the fund's short-term stake, shifting the proceeds into longer-maturity and non-callable issues. Elsewhere, the sale of some AA-rated bonds detracted from the fund's returns, as the AA credits subsequently performed well.

Restrained supply and strong demand ahead

Going forward, we believe that South Carolina's limited municipal issuance and strong demand could potentially fuel competitive prices among new and secondary offerings. By locking in current rates on longer-maturity securities, we believe the fund is well positioned for declining interest rates, reduced issuance and marginal economic performance, all of which we believe may make future offerings less attractive.

Fund Profile – Columbia South Carolina Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.50% without sales charge.

■  The fund trailed its benchmark, the Lehman Brothers Municipal Quality Intermediate Index, but exceeded of the average return for its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.

■  Longer-maturity and higher-yielding bonds gave the biggest boost to returns, while shorter-maturity bonds hampered gains.

Portfolio Management

Wendy Norman has managed the fund since January 2006. Ms. Norman is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Effective April 2, 2007, the fund will be managed by Maureen G. Newman. Ms. Newman is associated with Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+4.50%

Class A shares (without sales charge)

+4.74%

Lehman Brothers Municipal Quality Intermediate Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.87
Class B	1.62
Class C	1.62
Class Z	0.62

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/07.

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc., and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	15,345	14,841
Class B	14,303	14,303
Class C	14,287	14,287
Class Z	15,712	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	12/05/89		06/07/93		06/17/92		09/20/89
	without	with	without	with	without	with	without
1-year	4.64	1.22	3.86	0.86	3.86	2.86	4.90
5-year	3.84	3.16	3.07	3.07	3.06	3.06	4.10
10-year	4.38	4.03	3.64	3.64	3.63	3.63	4.62

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses – Columbia Virginia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.81	1,021.19	3.77	3.78	0.75
Class B	1,000.00	1,000.00	1,010.12	1,017.45	7.52	7.54	1.50
Class C	1,000.00	1,000.00	1,010.12	1,017.45	7.52	7.54	1.50
Class Z	1,000.00	1,000.00	1,015.11	1,022.44	2.51	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.73
Class B	10.73
Class C	10.73
Class Z	10.73

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.43
Class B	0.35
Class C	0.35
Class Z	0.45

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include $0.05 per share of taxable realized gains.

SEC yields

as of 03/31/07 (%)

Class A	3.14
Class B	2.52
Class C	2.53
Class Z	3.49

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/07 (%)

Class A	5.13
Class B	4.12
Class C	4.12
Class Z	5.70

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reductions of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.64% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Quality Intermediate Index, returned 4.74% for the period.1 The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 4.10%.2 Boosting exposure to longer-maturity bonds and lower quality bonds helped performance, while interest rate positioning and below average exposure to the hospital sector detracted from returns.

Strength from lower supply and strong demand

Virginia municipal bonds delivered solid returns during the 12-month period, even as a weakening manufacturing sector, softening housing market and reduced federal spending slowed the Commonwealth's economic growth. Low unemployment helped boost individual income tax revenues, allowing the Commonwealth to expand reserves and keep debt at manageable levels. In this favorable environment, Virginia maintained its strong AAA credit rating, attracting individual and institutional investors, as well as non-traditional investors, such as hedge funds. At the same time, municipal issuance declined significantly, from $9.8 billion in 2005 to $7.8 billion from January 2006 through the first quarter of 2007.

Increased exposure to longer-maturity bonds

In anticipation of declining interest rates, we reduced the fund's exposure to bonds with maturities of five years or less and bought bonds with maturities between eight and 16 years. Our focus was on non-callable bonds, which cannot be redeemed before their scheduled maturity dates, as well as current callable bonds that cannot be redeemed for 10 years. Both allowed us to lock in yields before interest rates declined. By period end, the fund's exposure to bonds maturing in 8 to 16 years accounted for 57% of assets, which helped as the sector outperformed shorter-maturity issues. The longer-maturity bonds lengthened the fund's duration, which is a measure, expressed in years, of sensitivity to interest rate changes. Because bond prices and interest rates move in opposite directions, we try to lengthen duration when we think interest rates are going to decline and lower it when we think interest rates are likely to go higher.

Boost from more lower-rated credits

Lower-rated bonds, which beat higher quality issues over the period, further bolstered the fund's returns. We trimmed exposure to high quality, low-yielding bonds and increased the fund's exposure in slightly lower rated AA-rated bonds by 4% over the period, accounting for 30% of assets by period end. In addition, we added high-yielding BBB-bonds, which benefited from a relatively stable credit environment.

1The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Pressure from futures contracts, hospital sector

During the fourth quarter of 2006, we bought a Treasury futures contract to help protect the fund from near-term interest rate increases given that it was trading as if its duration was longer than its peer group. A futures contract is an agreement to buy or sell a specific financial instrument at a particular price on a future date. When interest rates subsequently declined, the futures contract shortened duration against the fund's peer group more than we anticipated, which detracted from performance. A below-average exposure to hospital bonds, which rallied nicely, further hampered the fund's returns.

Positive outlook for municipal market

We believe that the Virginia municipal market should potentially continue to benefit from shrinking supply and strong demand. We also believe that reduced issuance could potentially cause yields on Virginia municipal bonds to narrow relative to yields on comparable maturity Treasuries. This would boost bond prices, but would make reinvesting more difficult as replacement bonds with the same yields and maturities become harder to find. By period end, the fund was positioned for declining interest rates with greater exposure to longer-maturity, higher-yielding and non-callable issues than it had a year earlier.

Top 5 sectors

as of 03/31/07 (%)

Tax-Backed	49.9
Other	26.4
Utilities	6.6
Health Care	4.7
Housing	2.7

Quality breakdown

as of 03/31/07 (%)

AAA	54.9
AA	31.7
A	2.3
BBB	8.1
B	0.2
Cash and equivalents	2.8

Maturity breakdown

as of 03/31/07 (%)

0-1 year	4.0
1-3 years	7.2
3-5 years	11.2
5-7 years	6.8
7-10 years	27.2
10-15 years	31.7
15-20 years	9.1
Cash and equivalents	2.8

Sector weightings are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating organizations: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Fund Profile – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+4.64%

Class A shares (without sales charge)

+4.74%

Lehman Brothers Municipal Quality Intermediate Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 4.64% without sales charge.

■  The fund trailed its benchmark, the Lehman Brothers Municipal Quality Intermediate Index, and exceeded the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.

■  Increased exposure to longer-maturity securities as well as lower-rated securities gave a boost to performance, while a below average investment in hospital bonds and the ill-timed purchase of futures contracts hampered gains.

Portfolio Management

Wendy Norman has managed the fund since January 2006. Ms. Norman is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Effective April 2, 2007, the fund will be managed by Kimberly A. Campbell. Ms. Campbell is associated with Columbia Management Advisors.

The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Financial Statements – Municipal Bond Funds
March 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia Short Term Municipal Bond Fund, March 31, 2007

Municipal Bonds – 98.8%

	Par ($)	Value ($)
Education – 11.0%
Education – 9.8%
AL Homewood Board of Education
Series 2006, 3.600% 09/01/07	2,500,000	2,496,800
FL Board of Education
Series 2003 I, 5.000% 06/01/10	9,420,000	9,805,466
FL Palm Beach County School Board
Series 2002 E, Insured: AMBAC 5.250% 08/01/12	7,625,000	8,165,460
FL University Athletic Association, Inc.
Series 2006, 3.800% 10/01/31 (a)	3,510,000	3,508,561
MI Municipal Bond Authority
Series 2002, 5.250% 06/01/09	7,500,000	7,755,675
SC Educational Facilities Authority
Wofford College, Series 2007 B, 3.880% 04/01/27 (a)	4,680,000	4,678,877
TX University of Texas Permanent University Fund
Series 2006, 5.000% 07/01/09	5,795,000	5,966,184
Education Total		42,377,023
Prep School – 1.2%
TX Red River Parish Day School
Series 2001 A, LOC: Allied Irish Bank PLC 3.100% 12/01/31(a)	5,000,000	4,966,000
Prep School Total		4,966,000
Education Total		47,343,023
Health Care – 5.0%
Continuing Care Retirement – 3.5%
AL Huntsville Health Care Authority
Series 2005, LOC: Regions Bank 5.000% 06/01/34 (a)	15,000,000	15,183,150
Continuing Care Retirement Total		15,183,150
Hospitals – 1.2%
AZ University Medical Center Corp.
Series 2004, 5.000% 07/01/07	300,000	300,684

	Par ($)	Value ($)
FL Jacksonville Health Facilities Authority
Daughters of Charity Health Services, Series 1997 A, Insured: MBIA 5.250% 08/15/08	3,720,000	3,776,432
GA Gainesville & Hall County Hospital Authority
Northeast Georgia Health System, Inc., Series 2001, 4.000% 05/15/07	950,000	950,010
Hospitals Total		5,027,126
Nursing Homes – 0.3%
CO Health Facilities Authority
Evangelical Lutheran Foundation, Series 2004 B, 3.750% 06/01/34 (a)	1,500,000	1,488,525
Nursing Homes Total		1,488,525
Health Care Total		21,698,801
Housing – 6.1%
Assisted Living/Senior – 0.9%
TN Memphis Health Educational & Housing Facility Board
Uptown Senior Housing Development, Series 2006, AMT, GTY AGMT: Transamerica Life Insurance 4.250% 05/03/10 (a)	4,000,000	4,000,000
Assisted Living/Senior Total		4,000,000
Multi-Family – 3.8%
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001, Guarantor: FNMA 4.350% 12/01/31 (a)	3,220,000	3,268,654
KS Development Finance Authority
Series 2004 F, Insured: AMBAC 5.250% 10/01/11	2,250,000	2,398,230
LA Housing Finance Agency
Series 2006, AMT, GTY AGMT: Depfa Bank PLC: 4.346% 12/01/41 (a)	2,000,000	2,000,000
4.348% 12/01/37 (a)	5,300,000	5,300,000
MO Housing Development Commission
Series 2006, Insured: FHA 5.000% 08/01/07	3,295,000	3,305,775
Multi-Family Total		16,272,659

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Single-Family – 1.4%
NY Mortgage Agency
Series 2006 136, 3.980% 10/01/17 (a)	3,000,000	3,001,020
VT Housing Finance Agency
Series 2006 B, AMT, GTY AGMT: Trinity Plus Funding Co. 3.800% 11/01/07	3,000,000	2,998,710
Single-Family Total		5,999,730
Housing Total		26,272,389
Industrials – 0.6%
Chemicals – 0.6%
TX Red River Authority
Hoechst Celanese Corp., Series 1994, 5.200% 05/01/07	2,440,000	2,441,196
Chemicals Total		2,441,196
Industrials Total		2,441,196
Other – 16.8%
Pool/Bond Bank – 1.8%
FL St. Petersburg Public Improvement Revenue
Series 2001, Insured: MBIA 5.000% 02/01/10	3,035,000	3,146,779
IN Indianapolis Local Public Improvement Bond Bank
Series 2006, 6.000% 09/06/07	4,500,000	4,538,475
Pool/Bond Bank Total		7,685,254
Refunded/Escrowed (b) – 13.5%
AL Daphne Special Care Facilities Financing Authority
Series 1988 A, Pre-refunded 08/15/08, (c) 08/15/28	2,700,000	2,565,189
CA Statewide Communities Development Authority
Corp. Fund for Housing, Series 1999 A, Pre-refunded 12/01/09, 6.500% 12/01/29	12,065,000	13,213,226
GA Atlanta Airport Facilities
Series 2000 A, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	6,955,000	7,373,413

	Par ($)	Value ($)
LA State
Series 2000 A, Pre-refunded 11/15/10, Insured: FGIC 5.250% 11/15/17	5,005,000	5,274,369
MO State Board of Public Buildings
Series 2001 B, Escrowed to Maturity, 5.000% 12/01/07	180,000	181,588
NY Convention Center Operating Corp.
Yale Building Project, Series 2003, Escrowed to Maturity, (c) 06/01/08	15,000,000	14,377,950
OK Development Finance Authority
Hillcrest Health Medical Center, Series 1999, Pre-refunded 08/15/09, 5.625% 08/15/29	9,500,000	10,001,030
TX Brazos River Authority
Texas Utilities Electric Co., Series 1998 A, AMT, Pre-refunded 05/01/08, Insured: AMBAC 5.550% 05/01/33	5,000,000	5,192,400
TX North Texas Tollway Authority
Series 2003 C, Insured: FSA 5.000% 01/01/18 (a)	45,000	45,751
Refunded/Escrowed Total		58,224,916
Tobacco – 1.5%
AL 21st Century Authority
Series 2001, 5.250% 12/01/07	2,000,000	2,015,980
VA Tobacco Settlement Financing Corp.
Series 2005, 4.000% 06/01/13	4,246,000	4,237,084
Tobacco Total		6,253,064
Other Total		72,163,234
Tax-Backed – 33.8%
Local Appropriated – 9.5%
DC Certificates of Participation
Series 2006, 5.000% 01/01/08	2,570,000	2,592,513

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
FL Hurricane Catastrophe Fund
Series 2006 A, 5.000% 07/01/10	18,450,000	19,194,826
OR Department of Administrative Services
Series 2002 B: Insured: FSA 5.250% 05/01/15	6,020,000	6,431,527
Insured: MBIA 5.250% 05/01/16	6,085,000	6,500,971
Series 2004 A, Insured: FSA 5.000% 04/01/11	5,010,000	5,265,460
SC Town of Newberry
Series 2005: 4.000% 12/01/08	300,000	300,228
5.000% 12/01/09	600,000	615,474
Local Appropriated Total		40,900,999
Local General Obligations – 5.4%
IL Chicago
Series 2003 A, Insured: XLCA (c) 12/01/08	5,000,000	4,695,050
MD County of Prince Georges
Series 2006, 5.000% 09/15/10	4,900,000	5,124,371
OK Moore
Series 1999, Insured: MBIA 6.000% 04/01/08	1,040,000	1,051,440
TN Sumner County
Series 2007, Insured: FGIC 4.125% 06/01/12(d)	4,940,000	5,047,099
TX Austin
Series 2001, 5.250% 09/01/08	7,110,000	7,268,695
Local General Obligations Total		23,186,655
Special Non-Property Tax – 1.6%
AR Fayetteville
Series 2005 B, Insured: MBIA 4.000% 12/01/11	6,830,000	6,922,683
Special Non-Property Tax Total		6,922,683

	Par ($)	Value ($)
State Appropriated – 0.7%
WI State
Series 2006 A, Insured: MBIA 5.000% 09/01/08	3,000,000	3,055,440
State Appropriated Total		3,055,440
State General Obligations – 16.6%
GA State
Series 1994 B, 5.250% 03/01/09	10,000,000	10,310,600
NJ State
Series 2002, Insured:FGIC 5.250% 08/01/09	8,415,000	8,728,711
OR State
Series 2003: 3.312% 06/01/07	2,055,000	2,048,280
3.742% 06/01/08	2,000,000	1,968,880
PA State
Series 2002, Insured: FSA 5.000% 05/01/10	10,000,000	10,405,200
PR Commonwealth of Puerto Rico
Series 2002 C, 5.250% 07/01/08	6,470,000	6,586,525
Series 2003 C, 5.000% 07/01/18 (a)	14,875,000	15,079,532
WA State
Series 2007 C, 5.000% 01/01/10	8,455,000	8,755,406
Series 2007 D, 4.500% 01/01/10	7,400,000	7,566,870
State General Obligations Total		71,450,004
Tax-Backed Total		145,515,781
Transportation – 13.9%
Air Transportation – 3.7%
OH Dayton Special Facilities
Air Freight Corp., Series 1996 D, AMT, 6.200% 10/01/09	2,575,000	2,717,681
OH Dayton
Emery Air Freight Corp.: Series 1996 E, 6.050% 10/01/09	2,000,000	2,104,820
Series 1996 F, 6.050% 10/01/09	3,000,000	3,157,230

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 2001, 5.000% 09/01/09	7,710,000	7,841,378
Air Transportation Total		15,821,109
Airports – 5.0%
NV Clark County Airport
Series 2006 A, Insured: AMBAC 5.000% 07/01/10	6,750,000	7,028,842
Series 2006 B-1, AMT, 5.000% 07/01/08	6,900,000	6,997,428
PA Philadelphia Industrial Development Authority
Series 1998 A, Insured: FGIC 5.250% 07/01/09	3,410,000	3,502,684
Series 2001 A, Insured: FGIC 5.250% 07/01/09	4,085,000	4,220,418
Airports Total		21,749,372
Ports – 1.2%
NY Port Authority of New York & New Jersey
Series 2001, AMT, 5.000% 08/01/08	4,875,000	4,954,706
Ports Total		4,954,706
Toll Facilities – 3.2%
KY Turnpike Authority
Series 2004 A, Insured: FGIC 5.000% 07/01/10	5,000,000	5,211,250
LA Transportation Authority
Series 2005, 5.000% 09/01/09	5,000,000	5,133,800
TX County of Harris
Series 2004 B-2, Insured: FGIC 5.000% 08/15/21 (a)	3,500,000	3,593,555
Toll Facilities Total		13,938,605
Transportation – 0.8%
TX North Texas Tollway Authority
Series 2003 C, Insured: FSA 5.000% 01/01/18 (a)	3,575,000	3,631,199
Transportation Total		3,631,199
Transportation Total		60,094,991

	Par ($)	Value ($)
Utilities – 11.6%
Investor Owned – 3.5%
FL Hillsborough County Industrial Development Authority
Tampa Electric Co., Series 1993, AMT, 4.250% 11/01/20	7,000,000	7,001,680
NH Business Finance Authority
UIL Holdings Corp., Series 1999, AMT, Insured: AMBAC 3.250% 12/01/29 (a)	3,000,000	2,985,330
OH Hamilton County Local District
Cinergy Corp., Series 1998, AMT, 4.600% 06/01/23	5,000,000	4,972,200
Investor Owned Total		14,959,210
Municipal Electric – 7.6%
FL City of Palm Bay
Series 2002, Insured: FSA 5.250% 10/01/09	915,000	935,835
FL Kissimmee Utility Authority
Series 2001 B, Insured: AMBAC 5.000% 10/01/14	7,195,000	7,564,463
TX Sam Rayburn Municipal Power Agency
Series 2002, 5.000% 10/01/07	3,265,000	3,276,721
WA Energy Northwest
Series 2006 A, 5.000% 07/01/09	16,690,000	17,183,023
WA Lewis County Public Utility District No. 1
Series 2003, Insured: XLCA 5.000% 10/01/10	3,620,000	3,767,225
Municipal Electric Total		32,727,267
Water & Sewer – 0.5%
MS Business Finance Corp.,
Waste Management, Inc. , Series 2002, AMT, 4.400% 03/01/27 (a)	2,375,000	2,369,846
Water & Sewer Total		2,369,846
Utilities Total		50,056,323
Total Municipal Bonds (Cost of $425,229,755)		425,585,738

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund, March 31, 2007

Investment Company – 0.6%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (e)	2,397,000	2,397,000
Total Investment Company (Cost of $2,397,000)		2,397,000
Total Investments – 99.4% (Cost of $427,626,755) (f)		427,982,738
Other Assets & Liabilities, Net – 0.6%		2,692,003
Net Assets – 100.0%		$430,674,741

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Security purchased on a delayed delivery basis.

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Cost for federal income tax purposes is $427,617,696.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GTY AGMT	Guaranty Agreement

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	33.8
Other	16.8
Transportation	13.9
Utilities	11.6
Education	11.0
Housing	6.1
Health Care	5.0
Industrials	0.6
98.8
Investment Company	0.6
Other Assets and Liabilities, Net	0.6
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia California Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds – 97.3%

	Par ($)	Value ($)
Education – 4.8%
Education – 4.8%
CA Education Facilities Authority
Pitzer College, Series 2005 A: 5.000% 04/01/25	1,270,000	1,325,283
5.000% 10/01/25	1,250,000	1,307,238
CA Infrastructure & Economic Development Bank
American Center for Wine Food Arts, Series 1999, Insured: ACA 5.250% 12/01/08	1,040,000	1,064,450
CA Public Works Board
Series 2005 C, 5.000% 04/01/16	1,000,000	1,074,850
Series 2005 D, 5.000% 05/01/15	1,000,000	1,083,780
PR University of Puerto Rico
Series 2006 Q, 5.000% 06/01/12	1,000,000	1,051,090
Education Total		6,906,691
Education Total		6,906,691
Health Care – 9.2%
Continuing Care Retirement – 1.7%
CA ABAG Finance Authority for Nonprofit Corps.
American Baptist Homes, Series 1998 A, 5.500% 10/01/07	145,000	145,528
Episcopal Homes Foundation, Series 1998, 5.000% 07/01/07	1,250,000	1,252,050
CA Health Facilities Financing Authority
Nevada Methodist Homes, Series 2006, 5.000% 07/01/26	1,000,000	1,048,240
Continuing Care Retirement Total		2,445,818
Hospitals – 7.5%
CA Loma Linda
Loma Linda University Medical Center, Series 2005: 5.000% 12/01/16	2,000,000	2,102,080
5.000% 12/01/18	2,000,000	2,085,600
CA Statewide Communities Development Authority
Adventist Health System/West, Series 2005 A, 5.000% 03/01/17	1,000,000	1,053,870

	Par ($)	Value ($)
Kaiser Foundation Health Plan: Series 2004 E, 3.875% 04/01/32 (a)	5,000,000	5,004,900
Series 1999, 6.000% 07/01/09	490,000	498,898
Hospitals Total		10,745,348
Health Care Total		13,191,166
Housing – 2.1%
Multi-Family – 1.4%
CA ABAG Finance Authority for Nonprofit Corps.
Winterland San Francisco, Series 2000 B, 6.250% 08/15/30 (a)	2,000,000	2,058,020
Multi-Family Total		2,058,020
Single-Family – 0.7%
CA Department of Veteran Affairs
Series 2006 A, 4.500% 12/01/23	1,000,000	1,001,430
Single-Family Total		1,001,430
Housing Total		3,059,450
Industrials – 0.4%
Oil & Gas – 0.4%
CA Roseville Natural Gas Financing Authority
Series 2007, 5.000% 02/15/11	500,000	522,290
Industrials Total		522,290
Other – 12.5%
Other – 1.5%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/16	2,000,000	2,149,340
Other Total		2,149,340
Refunded/Escrowed (b) – 7.4%
CA Department of Water Resources
Series 1998 T, Escrowed to Maturity, 5.500% 12/01/08	20,000	20,642
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A, Pre-refunded 01/01/10, 7.150% 01/01/13	1,750,000	1,946,840

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
CA Health Facilities Finance Authority
Cedars-Sinai Medical Center, Series 1999 A, Pre-refunded 12/01/09, 6.125% 12/01/19	1,000,000	1,075,930
Kaiser Permanente, Series 1998 A, Escrowed to Maturity, Insured: FSA 5.250% 06/01/12	2,000,000	2,076,660
CA Indian Wells Redevelopment Agency
Series 2003 A, Pre-refunded 09/01/13, Insured: AMBAC 5.000% 09/01/14	1,005,000	1,084,144
CA Los Altos School District
Series 2001, Pre-refunded 08/01/11, 5.000% 08/01/14	1,290,000	1,363,969
CA Lucia Mar Unified School District
Series 2004 A, Pre-refunded 08/01/14, Insured: FGIC 5.250% 08/01/20	1,230,000	1,354,513
CA San Mateo County Transit District
Series 1997 A, Escrowed to Maturity, Insured: MBIA 5.000% 06/01/13	1,180,000	1,270,742
CA Statewide Communities Development Authority
Series 1999, Escrowed to Maturity, 6.000% 07/01/09	440,000	450,828
Refunded/Escrowed Total		10,644,268
Tobacco – 3.6%
CA County Tobacco Securitization Agency
Series 2006, (c) 06/01/21 (5.250% 12/01/10)	1,000,000	873,900
CA Golden State Tobacco Securitization Corp.
Series 2003 A1, 3.400% 06/01/08	1,000,000	995,820
Series 2005 A, Insured: AMBAC 5.000% 06/01/14	1,250,000	1,348,350
Series 2007 A-1, 5.000% 06/01/33	1,000,000	987,710

	Par ($)	Value ($)
CA Tobacco Securitization Authority of Southern California
San Diego County Tobacco, Series 2006 A1, 5.000% 06/01/37	1,000,000	978,730
Tobacco Total		5,184,510
Other Total		17,978,118
Tax-Backed – 51.2%
Local Appropriated – 10.7%
CA Anaheim Public Financing Authority
Series 1997 C, Insured: FSA 6.000% 09/01/11	1,000,000	1,095,810
CA County of Riverside Certificates of Participation
Series 2005 A, Insured: FGIC 5.000% 11/01/17	1,465,000	1,577,483
CA County of San Diego Certificates of Participation
Series 2005, Insured: AMBAC 5.000% 11/15/19	2,030,000	2,167,756
CA Foothill-De Anza Community College District
Series 2005, Insured: FGIC: 5.250% 08/01/18	1,000,000	1,120,730
5.250% 08/01/21	1,000,000	1,130,650
CA Kings River Conservative District
Series 2004, 5.000% 05/01/14	3,135,000	3,314,792
CA Los Angeles Community Redevelopment Agency
Series 2005, Insured: AMBAC 5.000% 09/01/15	1,095,000	1,190,287
CA Los Angeles County Capital Asset Leasing Corp.
Series 2002 B, Insured: AMBAC 6.000% 12/01/12	1,000,000	1,118,230
CA Los Angeles Municipal Improvement Corp.
Series 2002 G, Insured: FGIC 5.250% 09/01/13	1,500,000	1,630,830
CA Sacramento City Financing Authority
Series 2006, Insured: AMBAC 5.250% 12/01/22	1,000,000	1,126,980
Local Appropriated Total		15,473,548
Local General Obligations – 21.6%
CA Center Community College District
Series 2004 A, Insured: MBIA 5.250% 08/01/22	965,000	1,048,656

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
CA Compton Community College District
Series 2004 A, Insured: MBIA 5.250% 07/01/17	1,330,000	1,451,176
CA Desert Sands Unified School District
Series 2006, Insured:AMBAC (d) 06/01/16	1,000,000	689,630
CA East Bay Municipal Utility District
Series 2003 F, Insured: AMBAC 5.000% 04/01/15	1,000,000	1,068,290
CA Los Angeles Community College District
Series 2003 B, Insured: FSA 5.000% 08/01/12	500,000	533,685
CA Los Angeles Unified School District
Series 2006 G, Insured: AMBAC 5.000% 07/01/20	1,000,000	1,076,640
CA Los Gatos Joint Union High School District
Series 2005, Insured: FSA 5.000% 12/01/17	2,000,000	2,144,800
CA Pajaro Valley Unified School District
Series 2005, Insured: FSA 5.250% 08/01/18	1,535,000	1,682,329
CA Pasadena Area Community College District
Series 2006 C, Insured: AMBAC (d) 08/01/11	2,000,000	1,698,080
CA Rancho Santiago Community College District
Series 2005, Insured: FSA 5.250% 09/01/19	1,000,000	1,123,460
CA Rescue Unified School District
Series 2005, Insured: MBIA (d) 09/01/26	1,100,000	466,180
CA San Bernardino Community College District
Series 2005, Insured: PSFG 5.000% 08/01/17	3,000,000	3,257,250
CA San Diego Community College District
Series 2005, Insured: FSA (d) 05/01/15	1,000,000	725,220
CA San Mateo County Community College District
Series 2006 A, Insured: MBIA (d) 09/01/15	1,000,000	715,440

	Par ($)	Value ($)
CA San Mateo Foster City School Facilities Financing Authority
Series 2005, Insured: FSA 5.500% 08/15/19	2,000,000	2,298,920
CA San Ramon Valley Unified School District
Series 2004, Insured: FSA 5.250% 08/01/16	1,800,000	1,968,534
CA Saugus Union School District
Series 2006, Insured: FGIC 5.250% 08/01/21	1,000,000	1,128,320
CA South San Francisco School District
Series 2006, Insured: MBIA 5.250% 09/15/20	1,000,000	1,126,870
CA Southwestern Community College District
Series 2005, Insured: FGIC 5.250% 08/01/17	1,230,000	1,377,637
CA Ventura County Community College District
Series 2005 B, Insured: MBIA 5.000% 08/01/18	1,000,000	1,075,380
CA West Contra Costa Unified School District
Series 2005, Insured: FGIC (d) 08/01/17	1,000,000	654,990
CA William S. Hart Union High School District
Series 2005 B, Insured: FSA (d) 09/01/22	2,000,000	1,023,980
CA Yosemite Community College District
Series 2005 A, Insured: FGIC 5.000% 08/01/16	2,505,000	2,722,409
Local General Obligations Total		31,057,876
Special Non-Property Tax – 1.0%
CA University
Series 2003 A, Insured: FGIC 5.000% 11/01/12	1,325,000	1,418,068
Special Non-Property Tax Total		1,418,068
Special Property Tax – 7.3%
CA Culver City Redevelopment Finance Authority
Series 1993, Insured: AMBAC 5.500% 11/01/14	2,025,000	2,182,606

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
CA Indian Wells Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.000% 09/01/14	450,000	482,265
CA Long Beach Bond Finance Authority
Series 2002 B, Insured: AMBAC 5.500% 11/01/19	1,070,000	1,218,366
CA Oakland Redevelopment Agency
Series 1992, Insured: AMBAC 5.500% 02/01/14	3,700,000	3,931,879
Series 2003, Insured: FGIC 5.500% 09/01/12	1,500,000	1,635,285
CA Redwood City Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.250% 07/15/13	1,000,000	1,086,820
Special Property Tax Total		10,537,221
State Appropriated – 4.3%
CA Infrastructure & Economic Development Bank
California Science Center, Series 2006 B, Insured: FGIC: 5.000% 05/01/22	1,360,000	1,452,018
5.000% 05/01/23	1,240,000	1,321,964
CA Public Works Board
Series 2005 A, 5.000% 06/01/15	1,200,000	1,293,528
Series 2006 A: 5.000% 04/01/28	1,000,000	1,048,750
Insured: FGIC 5.000% 10/01/16	1,000,000	1,092,630
State Appropriated Total		6,208,890
State General Obligations – 6.3%
CA State
Series 2005: 5.000% 06/01/11	2,000,000	2,101,880
5.000% 03/01/21	1,500,000	1,583,190
Series 2007, 5.000% 08/01/18 (e)	1,750,000	1,884,277
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	1,000,000	1,139,530
Series 2004 A, 5.250% 07/01/19	1,000,000	1,069,190

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J, Insured: AMBAC 5.000% 07/01/36 (a)	1,255,000	1,330,325
State General Obligations Total		9,108,392
Tax-Backed Total		73,803,995
Transportation – 1.5%
Airports – 1.5%
CA San Francisco City & County Airports Commission
Series 2003 B, Insured: FGIC 5.250% 05/01/13	2,000,000	2,168,960
Airports Total		2,168,960
Transportation Total		2,168,960
Utilities – 15.6%
Independent Power Producers – 2.3%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/15	3,000,000	3,312,210
Independent Power Producers Total		3,312,210
Municipal Electric – 11.3%
CA Department of Water Resources
Series 2002 A, 6.000% 05/01/13	2,375,000	2,637,604
CA Los Angeles Water & Power
Series 2001 A, Insured: MBIA 5.250% 07/01/15	1,300,000	1,380,652
CA Modesto Irrigation District
Series 2001 A, Insured: FSA 5.250% 07/01/18	1,185,000	1,261,657
CA Sacramento Municipal Utility District
Series 2006, Insured: MBIA 5.000% 07/01/15	1,000,000	1,090,190
CA Southern California Public Power Authority
Series 1989, 6.750% 07/01/13	3,000,000	3,475,560
Series 2005 A, Insured: FSA 5.000% 01/01/18	2,000,000	2,143,080

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
CA Walnut Energy Center Authority
Series 2004 A, Insured: AMBAC 5.000% 01/01/16	2,055,000	2,196,754
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 AA, Insured: MBIA 6.250% 07/01/10	2,000,000	2,161,820
Municipal Electric Total		16,347,317
Water & Sewer – 2.0%
CA Clovis Public Financing Authority
Series 2007, Insured: AMBAC 5.000% 08/01/21	1,000,000	1,077,780
CA Orange County Water District
Series 2003B Insured: MBIA 5.375% 08/15/17	650,000	703,164
CA Sacramento County Sanitation District
Series 2006, Insured: FGIC 5.000% 12/01/17	1,000,000	1,088,250
Water & Sewer Total		2,869,194
Utilities Total		22,528,721
Total Municipal Bonds (Cost of $137,902,028)		140,159,391

Investment Company – 1.7%

	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (f)	2,483,871	2,483,871
Total Investment Company (Cost of $2,483,871)		2,483,871

Municipal Preferred Stock – 1.4%

Housing – 1.4%
Multi-Family – 1.4%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2, 4.900% 06/30/49 (g)	2,000,000	2,052,100
Multi-Family Total		2,052,100
Housing Total		2,052,100
Total Municipal Preferred Stock (Cost of $2,000,000)		2,052,100

Value ($)
Total Investments – 100.4% (Cost of $142,385,899) (h)	144,695,362
Other Assets & Liabilities, Net – (0.4)%	(518,139)
Net Assets – 100.0%	$144,177,223

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing.

(d)  Zero coupon bond.

(e)  Security purchased on a delayed delivery basis.

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the value of this security, which is not illiquid, represents 1.4% of net assets.

(h)  Cost for federal income tax purposes is $142,347,984.

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	51.2
Utilities	15.6
Other	12.5
Health Care	9.2
Education	4.8
Housing	2.1
Transportation	1.5
Industrials	0.4
97.3
Investment Company	1.7
Municipal Preferred Stocks	1.4
Other Assets & Liabilities, Net	(0.4)
100.00

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds – 97.2%

	Par ($)	Value ($)
Education – 11.5%
Education – 11.3%
GA Athens Housing Authority
Ugaree East Campus Housing, Series 2002, Insured: AMBAC 5.250% 12/01/19	1,150,000	1,219,276
GA Atlanta Development Authority
Georgia State University Foundation, Series 2005, Insured: XLCA 5.000% 09/01/35	3,500,000	3,673,950
GA Cobb County Development Authority
Kennesaw State University Foundation, Inc., Series 2004, Insured: MBIA 5.000% 07/15/19	3,190,000	3,402,327
GA Fulton County Development Authority
Georgia Tech Foundation Facilities, Series 1997 A, 5.000% 09/01/17	1,735,000	1,771,140
GA Private Colleges & Universities Authority
Series 2003, 5.250% 06/01/19	2,250,000	2,400,525
PR University of Puerto Rico
Series 2006 Q, 5.000% 06/01/12	1,000,000	1,051,090
Education Total		13,518,308
Prep School – 0.2%
Gainesville Georgia Redevelopment Authority
Riverdsie Military Academy Project 5.125% 03/01/27	250,000	257,038
Prep School Total		257,038
Education Total		13,775,346
Health Care – 13.2%
Hospitals – 13.2%
GA Chatham County Hospital Authority
Memorial Health University Medical Center, Series 2004 A, 5.375% 01/01/26	1,000,000	1,059,050
Memorial Medical Center, Series 2001 A, 6.125% 01/01/24	3,000,000	3,256,830

	Par ($)	Value ($)
GA Clayton County Hospital Authority
Good Samaritan Community, Series 1998 A, Insured: MBIA 5.250% 08/01/09	1,190,000	1,232,935
GA Gainesville & Hall County Hospital Authority
Northeast Georgia Health System, Inc., Series 2001, 5.000% 05/15/15	1,000,000	1,028,550
GA Henry County Hospital Authority
Henry Medical Center, Inc., Series 1999, Insured: AMBAC 6.000% 07/01/29	3,000,000	3,241,500
GA Savannah Hospital Authority
St. Joseph's Candler Health Systems: Series 1998 A, Insured: FSA: 5.250% 07/01/11	1,225,000	1,268,561
5.250% 07/01/12	1,310,000	1,352,064
Series 1998 B, Insured: FSA 5.250% 07/01/10	1,000,000	1,036,260
GA Tift County Hospital Authority
Series 2002, Insured: AMBAC 5.250% 12/01/18	2,225,000	2,370,938
Hospitals Total		15,846,688
Health Care Total		15,846,688
Housing – 7.3%
Multi-Family – 7.1%
GA Atlanta Urban Residential Finance Authority
Series 1998, AMT, Guarantor: FNMA 4.550% 12/01/28	2,000,000	2,018,100
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001, Guarantor: FNMA 4.350% 12/01/31	3,690,000	3,745,756
GA Cobb County Development Authority
Kennesaw State University Foundation, Series 2004 A, Insured: MBIA 5.250% 07/15/19	2,000,000	2,168,480

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
GA Lawrenceville Housing Authority
Knollwood Park LP, Series 1997, AMT, Guarantor: FNMA 6.250% 12/01/29	500,000	543,445
Multi-Family Total		8,475,781
Single-Family – 0.2%
GA Housing & Finance Authority
Series 1998 B-3, Insured: FHA 4.400% 06/01/17	220,000	220,609
Single-Family Total		220,609
Housing Total		8,696,390
Industrials – 3.5%
Food Products – 0.9%
GA Cartersville Development Authority
Anheuser-Busch Companies, Inc., Series 1997, AMT, 6.125% 05/01/27	1,000,000	1,011,640
Food Products Total		1,011,640
Forest Products & Paper – 2.6%
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	3,000,000	3,150,210
Forest Products & Paper Total		3,150,210
Industrials Total		4,161,850
Other – 21.2%
Other – 4.6%
GA Main Street Natural Gas, Inc.
Series 2007 A, 5.000% 03/15/11	5,000,000	5,211,400
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/15	260,000	278,522
Other Total		5,489,922
Pool/Bond Bank – 1.2%
AK Municipal Bond Bank Authority
Series 2003, Insured: MBIA 5.250% 12/01/17	1,315,000	1,409,680
Pool/Bond Bank Total		1,409,680

	Par ($)	Value ($)
Refunded/Escrowed (a) – 14.1%
GA Atlanta Airport Facilities
Series 2000 A, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	5,000,000	5,300,800
GA Atlanta Water & Wastewater
Series 1999 A, Pre-refunded 05/01/09, Insured: FGIC 5.000% 11/01/38	1,060,000	1,092,246
GA Clayton County Water & Sewer Authority
Series 2000, Pre-refunded 05/01/10: 5.600% 05/01/18	1,000,000	1,064,430
6.250% 05/01/17	2,000,000	2,166,460
GA Forsyth County School District
Series 1999, Pre-refunded 02/01/10, 6.000% 02/01/15	2,000,000	2,162,660
GA Fulton County Housing Authority
Series 1996 A, AMT, Pre-refunded 07/01/08, 6.375% 01/01/27	2,900,000	2,988,160
GA Macon Bibb County Industrial Authority
Series 1982, Escrowed to Maturity, 9.000% 10/01/07	1,000,000	1,026,060
GA Metropolitan Atlanta Rapid Transit Authority
Series 1983 D, Escrowed to Maturity, 7.000% 07/01/11	540,000	610,621
Series 1998 B, Pre-refunded 07/01/08, Insured: MBIA 5.100% 07/01/13	500,000	513,800
Refunded/Escrowed Total		16,925,237
Tobacco – 1.3%
SC Tobacco Settlement Management Authority
San Diego County Tobacco, Series 2001 B, 6.375% 05/15/28	1,500,000	1,620,555
Tobacco Total		1,620,555
Other Total		25,445,394

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed – 16.6%
Local Appropriated – 8.2%
GA Atlanta Public Safety & Judicial Facilities Authority
Series 2006, Insured: FSA 5.000% 12/01/17	1,310,000	1,417,616
GA College Park Business & Industrial Development Authority
Series 2005, Insured: AMBAC 5.250% 09/01/19	3,230,000	3,539,660
GA East Point Building Authority
Series 2000, Insured: FSA (b) 02/01/18	2,490,000	1,402,766
GA Gwinnett County Development Authority
Series 2004, Insured: MBIA 5.250% 01/01/15	2,000,000	2,173,660
GA Municipal Association, Inc., Certificates of Participation
Series 2002, Insured: AMBAC 5.250% 12/01/26	1,250,000	1,333,638
Local Appropriated Total		9,867,340
Local General Obligations – 4.4%
GA Barrow County School District
Series 2006, 5.000% 02/01/14	1,000,000	1,075,340
GA Chatham County School District
Series 2002, Insured: FSA 5.250% 08/01/14	1,000,000	1,095,910
GA Cherokee County School Systems
Series 1993, Insured: AMBAC 5.875% 02/01/09	420,000	431,844
Series 2001, 5.250% 08/01/17	1,000,000	1,071,590
GA Peach County School District
Series 1994, Insured: MBIA 6.500% 02/01/08	500,000	511,640
MI Detroit
Series 2001 B, Insured: MBIA 5.375% 04/01/14	1,000,000	1,067,610
Local General Obligations Total		5,253,934

	Par ($)	Value ($)
Special Non-Property Tax – 4.0%
GA Cobb-Marietta County Coliseum & Exhibit Hall Authority
Series 2005, Insured: MBIA 5.250% 10/01/19	2,430,000	2,698,734
PR Commonwealth Infrastructure Financing Authority
Series 2006 B 5.000% 07/01/20	2,000,000	2,115,200
Special Non-Property Tax Total		4,813,934
Tax-Backed Total		19,935,208
Transportation – 4.6%
Toll Facilities – 2.7%
GA Federal Highway Road & Tollway Authority
Series 2006, Insured: MBIA 5.000% 06/01/15	3,000,000	3,259,860
Toll Facilities Total		3,259,860
Transportation – 1.9%
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 N, Insured: MBIA 6.250% 07/01/18	2,000,000	2,294,640
Transportation Total		2,294,640
Transportation Total		5,554,500
Utilities – 19.3%
Investor Owned – 2.6%
GA Appling County Development Authority Pollution Control Revenue
Georgia Power Company, Series 2006, Insured: AMBAC 4.400% 07/01/16	1,000,000	1,018,970
GA Monroe County Development Authority
Georgia Power Co., Series 2001, Insured: AMBAC 4.200% 01/01/12	1,000,000	1,007,980
Oglethorpe Power Corp., Series 1992, 6.800% 01/01/12	1,000,000	1,121,310
Investor Owned Total		3,148,260
Joint Power Authority – 0.9%
GA Municipal Electric Authority
Series 1998 A, Insured: MBIA 5.250% 01/01/13	1,000,000	1,076,910
Joint Power Authority Total		1,076,910

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Municipal Electric – 3.7%
GA Municipal Electric Authority Power
Series 1992 B, Insured: MBIA 6.375% 01/01/16	2,000,000	2,365,560
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	2,116,840
Municipal Electric Total		4,482,400
Water & Sewer – 12.1%
GA Cherokee County Water & Sewer Authority
Series 1993, Insured: MBIA 5.300% 08/01/09	270,000	275,316
GA Cobb & Marietta County Water Authority
Series 2000, 5.125% 11/01/20	1,195,000	1,296,503
GA Columbus County Water & Sewer Revenue
Series 2003, Insured: FSA 5.250% 05/01/13	1,220,000	1,321,479
Series 2007, Insured: FSA 5.000% 05/01/26	1,000,000	1,063,760
GA Dekalb County Water & Sewer Revenue
Series 2006 B 5.250% 10/01/24	2,000,000	2,282,560
GA Gainesville Water & Sewer Revenue
Series 2006, Insured: FSA 5.000% 11/15/16	1,000,000	1,090,290
GA Griffin Combined Public Utility Improvement Revenue
Series 2002, Insured: AMBAC 5.125% 01/01/19	2,585,000	2,784,924
GA Jackson County Water & Sewer Revenue
Series 2006 A, Insured: XLCA 5.000% 09/01/16	1,030,000	1,121,701
GA Upper Oconee Basin Water Authority
Series 2005, Insured: MBIA: 5.000% 07/01/17	1,140,000	1,244,071
5.000% 07/01/22	1,855,000	1,975,464
Water & Sewer Total		14,456,068
Utilities Total		23,163,638
Total Municipal Bonds (Cost of $113,284,735)		116,579,014

Investment Company – 0.7%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (c)	889,313	889,313
Total Investment Company (Cost of $889,313)		889,313
Total Investments – 97.9% (Cost of $114,174,048)(d)		117,468,327
Other Assets & Liabilities, Net – 2.1%		2,483,262
Net Assets – 100.0%		$119,951,589

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $114,122,716.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holding by Revenue Source (unaudited)	% of Net Assets
Other	21.2
Utilities	19.3
Tax-Backed	16.6
Health Care	13.2
Education	11.5
Housing	7.3
Transportation	4.6
Industrials	3.5
97.2
Investment Company	0.7
Other Assets and Liabilities, Net	2.1
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds – 95.5%

	Par ($)	Value ($)
Education – 6.5%
Education – 6.5%
MD Health & Higher Educational Facilities Authority
College of Notre Dame, Series 1998, Insured: MBIA 4.600% 10/01/14	510,000	538,631
Loyola College, Series 2006 A, 5.125% 10/01/45	5,000,000	5,236,750
MD Industrial Development Financing Authority
American Center for Physics, Series 2001, 5.250% 12/15/15	1,000,000	1,064,580
MD University System of Maryland
Series 2006, 5.000% 10/01/15	3,545,000	3,861,037
MD Westminster Educational Facilities
Mcdaniel College, Inc., Series 2006, 5.000% 11/01/17	500,000	532,990
Education Total		11,233,988
Education Total		11,233,988
Health Care – 10.6%
Continuing Care Retirement – 0.6%
MD Howard County Retirement
Series 2007 A, 5.250% 04/01/27 (a)	1,000,000	1,027,410
Continuing Care Retirement Total		1,027,410
Hospitals – 10.0%
MD Baltimore County
Catholic Health Initiatives, Series 2006 A, 5.000% 09/01/16	1,000,000	1,085,740
MD Health & Higher Educational Facilities Authority
Carrol Hospital Center Foundation, Series 2006, 4.500% 07/01/26	1,000,000	986,000
Howard County General Hospital, Series 1998, Insured: MBIA 5.000% 07/01/29	1,000,000	1,021,710
Peninsula Regional Medical Center, Series 2006: 5.000% 07/01/21	1,000,000	1,058,390
5.000% 07/01/26	4,000,000	4,202,280
5.000% 07/01/36	2,000,000	2,079,480

	Par ($)	Value ($)
University of Maryland Medical System,
Series 2006 A, 5.000% 07/01/31	1,000,000	1,041,280
Western Maryland Health System,
Series 2006 A, Insured: MBIA 5.000% 07/01/13	1,320,000	1,411,133
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Insured: FSA: 5.500% 01/01/24	3,100,000	3,269,291
5.625% 01/01/20	1,000,000	1,066,460
Hospitals Total		17,221,764
Health Care Total		18,249,174
Housing – 9.2%
Multi-Family – 4.4%
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A: 5.600% 06/01/10	470,000	480,180
6.000% 06/01/19	815,000	848,880
6.000% 06/01/30	1,850,000	1,919,134
Series 1999 A, 5.700% 06/01/12	1,000,000	1,035,330
Series 2006: Insured: CIFG 5.000% 06/01/17	1,000,000	1,079,420
Insured: XLCA 5.000% 07/01/20	600,000	642,630
MD Montgomery County Housing Opportunities Commission Housing Revenue
Series 2000 A, 6.100% 07/01/30	1,500,000	1,569,900
Multi-Family Total		7,575,474
Single-Family – 4.8%
MD Community Development Administration Department of Housing & Community Development Revenue
Series 1998 B, AMT, Insured: FHA 4.950% 09/01/11	500,000	510,560
Series 1998-3, AMT: 4.500% 04/01/08	3,440,000	3,457,063
4.700% 04/01/10	1,685,000	1,713,679
Series 1999 D, AMT, 5.375% 09/01/24	2,410,000	2,465,044

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
MD Prince Georges County Housing Authority Mortgage Revenue
Series 2000 A, AMT, Insured: GNMA 6.150% 08/01/19	10,000	10,303
Single-Family Total		8,156,649
Housing Total		15,732,123
Other – 13.6%
Other – 2.1%
MD Transportation Authority
Series 2002 A, Insured: AMBAC 4.500% 03/01/15	3,000,000	3,114,570
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/15	520,000	557,045
Other Total		3,671,615
Pool/Bond Bank – 1.2%
TX Water Development Board
Series 1997, 5.000% 07/15/12	2,000,000	2,026,780
Pool/Bond Bank Total		2,026,780
Refunded/Escrowed (b) – 10.3%
MD Baltimore
Series 1997 A, Pre-refunded 10/15/07, Insured: FGIC 5.300% 10/15/16	1,740,000	1,789,485
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A: Escrowed to Maturity, 5.300% 06/01/08	495,000	504,068
Pre-refunded 06/01/09 5.600% 06/01/11	575,000	608,534
MD Health & Higher Educational Facilities Authority Revenue
Johns Hopkins Hospital, Series 1979, Escrowed to Maturity, 5.750% 07/01/09	1,000,000	1,047,170
Johns Hopkins University, Series 1999, Pre-refunded 07/01/09, 6.000% 07/01/39	4,000,000	4,245,280

	Par ($)	Value ($)
MD Howard County
Series 2000 A, Pre-refunded 02/15/08: 5.250% 02/15/16	280,000	286,745
5.250% 02/15/17	1,900,000	1,945,771
5.250% 02/15/18	2,000,000	2,048,180
MD Montgomery County
Series 1997 A, Pre-refunded 05/01/07, 5.375% 05/01/13	1,000,000	1,021,380
MD Queen Anne's County
Series 2000, Pre-refunded 01/15/10, Insured: FGIC 5.250% 01/15/14	1,200,000	1,263,204
MD Transportation Authority
Series 1978, Escrowed to Maturity, 6.800% 07/01/16	635,000	721,500
MD University System of Maryland
Series 1997 A, Pre-refunded 04/01/07, 5.125% 04/01/13	1,000,000	1,010,040
MD Washington Suburban Sanitation District
Series 2000, Pre-refunded 06/01/10, 5.250% 06/01/22	1,000,000	1,049,570
MO St. Louis County
Series 1989 A, AMT, Escrowed to Maturity, Insured: GNMA 7.950% 08/01/09	90,000	94,684
Refunded/Escrowed Total		17,635,611
Other Total		23,334,006
Other Revenue – 3.5%
Hotels – 3.5%
MD Baltimore
Baltimore Hotel Corp., Series 2006 A, Insured: XLCA: 5.000% 09/01/32	1,000,000	1,059,280
5.250% 09/01/17	1,835,000	2,016,060
5.250% 09/01/20	1,615,000	1,765,453
5.250% 09/01/21	1,095,000	1,196,112
Hotels Total		6,036,905
Other Revenue Total		6,036,905

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Resource Recovery – 2.4%
Resource Recovery – 2.4%
MD Northeast Waste Disposal Authority
Ogden Martin Systems, Series 1993 A, AMT, 6.000% 07/01/07	1,500,000	1,505,595
Series 2003, AMT, Insured: AMBAC 5.500% 04/01/10	2,500,000	2,620,625
Resource Recovery Total		4,126,220
Resource Recovery Total		4,126,220
Tax-Backed – 44.8%
Local General Obligations – 28.0%
MD Anne Arundel County
Series 1995, 5.300% 04/01/10	500,000	500,650
Series 2006: 5.000% 03/01/15	2,000,000	2,175,160
5.000% 03/01/18	3,300,000	3,580,995
MD Baltimore County
Series 2006, 5.000% 09/01/15	1,120,000	1,224,474
MD Baltimore
Series 1989 B, Insured: MBIA 7.050% 10/15/07	1,000,000	1,018,100
Series 1991 C, Insured: FGIC 6.375% 10/15/07	1,075,000	1,090,749
Series 1998 B, Insured: FGIC 6.500% 10/15/08	1,000,000	1,022,500
MD Frederick County
Series 2005, 5.000% 08/01/14	3,000,000	3,246,030
Series 2006: 5.250% 11/01/18	2,005,000	2,255,324
5.250% 11/01/21	2,500,000	2,842,725
MD Howard County
Series 2002 A, 5.250% 08/15/15	795,000	849,839
MD Laurel
Series 1996 A, Insured: FGIC 5.000% 10/01/11	1,530,000	1,546,815

	Par ($)	Value ($)
MD Montgomery County
Series 1997 A, 5.375% 05/01/08	1,000,000	1,018,280
Series 2001, 5.250% 10/01/14	1,000,000	1,072,660
Series 2005 A: 5.000% 07/01/16	3,000,000	3,293,190
5.000% 06/01/24	5,000,000	5,352,450
MD Prince Georges County
Series 1999, Insured: FSA: 5.000% 10/01/12	65,000	67,690
5.125% 10/01/16	3,300,000	3,446,355
Series 2000, 5.125% 10/01/10	1,000,000	1,050,440
Series 2001, Insured: FGIC: 5.250% 12/01/11	4,825,000	5,159,855
5.250% 12/01/12	2,000,000	2,151,240
MD Wicomico County
Series 1997, Insured: MBIA: 4.800% 12/01/10	1,290,000	1,312,253
4.900% 12/01/11	1,355,000	1,378,631
5.000% 12/01/12	1,425,000	1,450,963
Local General Obligations Total		48,107,368
Special Non-Property Tax – 7.8%
MD Baltimore
Series 1996 A, Insured: FGIC 5.900% 07/01/10	1,725,000	1,843,456
MD Department of Transportation
Series 2002: 5.500% 02/01/11	1,265,000	1,349,869
5.500% 02/01/14	5,000,000	5,535,800
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/22	4,000,000	4,644,960
Special Non-Property Tax Total		13,374,085
State Appropriated – 0.6%
MD Stadium Authority Lease Revenue
Series 1995, 5.375% 12/15/13	500,000	500,655

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NY Transportation Trust Fund Authority
Series 2006 A, 5.250% 12/15/19	500,000	552,820
State Appropriated Total		1,053,475
State General Obligations – 8.4%
MD State
Series 2002 A, 5.500% 03/01/13	2,245,000	2,467,996
Series 2003, 5.250% 03/01/17	4,000,000	4,481,440
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2003 H, Insured: AMBAC 5.500% 07/01/18	3,000,000	3,427,770
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,520,000	2,871,616
Series 2006 A, 5.250% 07/01/22	1,150,000	1,238,055
State General Obligations Total		14,486,877
Tax-Backed Total		77,021,805
Transportation – 1.4%
Air Transportation – 1.2%
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 2001, 5.000% 09/01/09	2,000,000	2,034,080
Air Transportation Total		2,034,080
Transportation – 0.2%
DC Washington Metropolitan Area Transit Authority
Series 1993, Insured: FGIC 6.000% 07/01/10	350,000	375,543
Transportation Total		375,543
Transportation Total		2,409,623
Utilities – 3.5%
Investor Owned – 1.5%
KS Burlington
Kansas City Power & Light, Series 1998 K, 4.750% 09/01/15	1,000,000	1,002,730

	Par ($)	Value ($)
MD Prince Georges County
Potomac Electric Power Co., Series 1995, 5.750% 03/15/10	1,500,000	1,586,685
Investor Owned Total		2,589,415
Municipal Electric – 1.3%
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	2,116,840
Municipal Electric Total		2,116,840
Water & Sewer – 0.7%
MD Baltimore
Series 2006, Insured: AMBAC 5.000% 07/01/18	1,125,000	1,219,825
Water & Sewer Total		1,219,825
Utilities Total		5,926,080
Total Municipal Bonds (Cost of $159,622,822)		164,069,924
Investment Company – 4.3%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (c)	7,292,310	7,292,310
Total Investment Company (Cost of $7,292,310)		7,292,310
Total Investments – 99.8% (Cost of $166,915,132) (d)		171,362,234
Other Assets & Liabilities, Net – 0.2%		387,416
Net Assets – 100.0%		$171,749,650

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $166,647,164.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2007

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	44.8
Other	13.6
Health Care	10.6
Housing	9.2
Education	6.5
Other Revenue	3.5
Utilities	3.5
Resource Recovery	2.4
Transportation	1.4
95.5
Investment Company	4.3
Other Assets & Liabilities, Net	0.2
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds – 99.0%

	Par ($)	Value ($)
Education – 5.9%
Education – 5.9%
NC Appalachian State University
Series 1998, Insured: MBIA: 5.000% 05/15/12	1,000,000	1,061,580
5.000% 05/15/18	1,000,000	1,033,010
Series 2005, Insured: MBIA
5.000% 07/15/21	1,485,000	1,583,574
NC Capital Facilities Finance Agency
Brevard College Corp., Series 2007, 5.000% 10/01/26 (a)	1,000,000	1,027,740
Johnson & Wales University,
Series 2003 A, Insured: XLCA 5.250% 04/01/21	1,000,000	1,063,930
NC Raleigh
North Carolina State University, Series 2003 A, 5.000% 10/01/17	1,000,000	1,067,970
NC University of North Carolina
Chapel Hill Hospital, Series 1999, Insured: AMBAC 5.250% 02/15/12	1,690,000	1,752,733
PR Commonwealth of Puerto Rico University
Series 2006, 5.000% 06/01/15	2,000,000	2,136,960
Education Total		10,727,497
Education Total		10,727,497
Health Care – 9.2%
Continuing Care Retirement – 0.5%
NC Medical Care Commission
Series 2007, 5.000% 07/01/16 (a)	1,000,000	1,052,910
Continuing Care Retirement Total		1,052,910
Hospitals – 8.7%
AZ University Medical Center Corp.
Series 2004, 5.250% 07/01/13	1,000,000	1,053,210
NC Charlotte-Mecklenburg Hospital Authority
Carolinas Medical Center, Series 1997 A: 5.000% 01/15/17	2,000,000	2,036,220
5.125% 01/15/22	3,000,000	3,052,920

	Par ($)	Value ($)
NC Medical Care Commission
Forsyth Memorial Hospital, Series 2003 A: 5.000% 11/01/13	3,000,000	3,190,500
5.000% 11/01/17	3,500,000	3,676,575
Northeast Medical Center,
Series 2002 A, Insured: AMBAC 5.000% 11/01/10	1,000,000	1,044,960
Novant Health, Inc.,
Series 1996, 5.125% 05/01/08	1,715,000	1,716,732
Hospitals Total		15,771,117
Health Care Total		16,824,027
Housing – 5.3%
Multi-Family – 2.4%
NC Medical Care Commission
ARC Project, Series 2004 A, 5.800% 10/01/34	4,000,000	4,322,160
Multi-Family Total		4,322,160
Single-Family – 2.9%
NC Housing Finance Agency
Series 1994 Y, 6.300% 09/01/15	230,000	232,079
Series 1996 A-5, AMT, 5.550% 01/01/19	1,940,000	1,990,983
Series 1998 A-2, AMT, 5.200% 01/01/20	910,000	921,430
Series 1999 A-3, AMT, 5.150% 01/01/19	1,005,000	1,020,286
Series 1999 A-6, AMT, 6.000% 01/01/16	540,000	553,867
Series 2000 A-8, AMT: 5.950% 07/01/10	315,000	322,570
6.050% 07/01/12	235,000	240,929
Single-Family Total		5,282,144
Housing Total		9,604,304
Industrials – 4.8%
Forest Products & Paper – 4.3%
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
Champion International Corp., Series 1999, AMT, 6.400% 11/01/24	4,000,000	4,212,040

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
International Paper Co.
Series 2007 A, 4.150% 03/01/14	3,600,000	3,580,632
Forest Products & Paper Total		7,792,672
Other Industrial Development Bonds – 0.5%
NC Mecklenberg County Industrial Facilities & Pollution Control Financing Authority
Fluor Corp., Series 1993, 5.250% 12/01/09	1,005,000	1,005,884
Other Industrial Development Bonds Total		1,005,884
Industrials Total		8,798,556
Other – 22.5%
Other – 1.3%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B: 5.000% 12/01/12	2,000,000	2,110,000
5.000% 12/01/15	260,000	278,522
Other Total		2,388,522
Refunded/Escrowed (b) – 20.1%
NC Appalachian State University
Series 2003 A, Insured: FGIC, Pre-refunded 05/01/13, 5.125% 05/01/18	1,000,000	1,076,420
NC Brunswick County
Series 2000, Insured: FSA, Pre-refunded 06/01/10, 5.500% 06/01/20	1,000,000	1,064,380
NC Charlotte
Series 2000, Pre-refunded 06/01/10, 5.500% 06/01/12	1,000,000	1,064,380
Water & Sewer System,
Series 1999, Pre-refunded 06/01/09, 5.375% 06/01/19	2,545,000	2,661,332
NC Durham Water & Sewer Utility System
Series 2001, Pre-refunded 06/01/11, 5.250% 06/01/16	1,000,000	1,069,910
NC Eastern Municipal Power Agency
Series 1986 A, Escrowed to Maturity, 5.000% 01/01/17	2,165,000	2,348,354

	Par ($)	Value ($)
Series 1988 A, Pre-refunded 01/01/22,
6.000% 01/01/26	1,000,000	1,214,910
NC Greensboro City
Series 1998 A, Pre-refunded 06/01/08, 5.000% 06/01/18	1,000,000	1,025,320
NC Iredell County Public Facilities Corp.
Series 2000, Insured: AMBAC, Pre-refunded 06/01/10, 5.125% 06/01/18	2,180,000	2,296,085
NC Johnson County
Series 2000, Insured: FGIC, Pre-refunded 03/01/10: 5.500% 03/01/12	1,305,000	1,383,731
5.500% 03/01/15	1,925,000	2,058,460
5.500% 03/01/16	2,700,000	2,887,191
NC Medical Care Commission
Pitt County Memorial Hospital, Series 1998 B, Pre-refunded 12/01/08: 4.750% 12/01/28	1,000,000	1,026,700
5.000% 12/01/18	1,000,000	1,030,710
NC Orange County
Series 2000, Pre-refunded 04/01/10: 5.300% 04/01/17	1,000,000	1,063,580
5.300% 04/01/18	3,445,000	3,664,033
NC Pitt County
Series 2000 B, Insured: FSA, Pre-refunded 04/01/10: 5.500% 04/01/25	1,000,000	1,060,260
5.750% 04/01/16	1,390,000	1,483,547
NC Randolph County
Series 2000, Insured: FSA, Pre-refunded 06/01/09: 5.500% 06/01/14	1,115,000	1,168,855
5.500% 06/01/15	1,000,000	1,048,300
5.750% 06/01/22	1,350,000	1,422,184
NC Wake County
Series 1993, Insured: MBIA, Escrowed to Maturity, 5.125% 10/01/26	3,065,000	3,363,041
Refunded/Escrowed Total		36,481,683

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Tobacco – 1.1%
NJ Tobacco Settlement Financing Corp.
Series 2007 1A,
4.250% 06/01/12	2,000,000	2,000,820
Tobacco Total		2,000,820
Other Total		40,871,025
Tax-Backed – 42.9%
Local Appropriated – 15.9%
NC Burke County
Series 2006 B, Insured: AMBAC 5.000% 04/01/18	1,425,000	1,532,730
NC Cabarrus County
Series 2001, 5.500% 04/01/13	2,000,000	2,161,880
Series 2007, Insured: AMBAC 5.000% 02/01/13	400,000	424,892
NC Catawba County
Series 2004, Insured: MBIA 5.250% 06/01/14	1,500,000	1,635,300
NC Chapel Hill
Series 2005, 5.250% 06/01/21	1,360,000	1,461,701
NC Chatham County
Series 2006, Insured: AMBAC 5.000% 06/01/20	1,065,000	1,145,173
NC Concord
Series 2001 A, Insured: MBIA 5.000% 06/01/17	1,490,000	1,563,144
NC Dare County
Series 2005,
Insured: FGIC
5.000% 06/01/20	3,005,000	3,188,846
NC Gaston County
Series 2005,
Insured: MBIA
5.000% 12/01/15	1,350,000	1,459,512
NC Greenville
Series 2004,
Insured: AMBAC
5.250% 06/01/22	2,180,000	2,337,047

	Par ($)	Value ($)
NC Henderson County
Series 2006 A,
Insured: AMBAC
5.000% 06/01/16	1,060,000	1,149,284
NC Nash County
Series 2004, Insured: FSA 5.250% 06/01/17	1,900,000	2,051,829
NC Randolph County
Series 2003, Insured: FSA 5.000% 06/01/14	2,395,000	2,570,649
Series 2004, Insured: FSA: 5.000% 06/01/14	1,640,000	1,760,278
5.000% 06/01/15	1,000,000	1,077,940
5.000% 06/01/18	1,000,000	1,074,170
NC Sampson County
Series 2006, Insured: FSA 5.000% 06/01/16	1,000,000	1,082,620
NC Wilmington
Series 2006 A, 5.000% 06/01/17	1,005,000	1,082,415
Local Appropriated Total		28,759,410
Local General Obligations – 15.1%
NC Cabarrus County
Series 2006: 5.000% 03/01/15	1,000,000	1,084,010
5.000% 03/01/16	1,000,000	1,089,800
NC Charlotte
Series 2002 C: 5.000% 07/01/20	1,570,000	1,665,770
5.000% 07/01/22	1,265,000	1,329,211
NC Craven County
Series 2002, Insured: AMBAC 5.000% 05/01/19	1,000,000	1,066,600
NC Cumberland County
Series 1998, Insured: FGIC 5.000% 03/01/17	1,000,000	1,031,140
NC Forsyth County
Series 2003 B, 4.750% 03/01/22	1,945,000	2,013,892

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
NC Gaston County
Series 2002, Insured: AMBAC 5.250% 06/01/20	1,500,000	1,618,605
NC High Point
Series 2002, Insured: MBIA 4.500% 06/01/14	1,275,000	1,330,743
NC Iredell County
Series 2006, 5.000% 02/01/19	2,420,000	2,605,783
NC Mecklenburg County
Series 1993, 6.000% 04/01/11	1,000,000	1,088,720
Series 2001 A: 5.000% 04/01/16	1,170,000	1,243,605
5.000% 04/01/17	2,000,000	2,125,820
NC New Hanover County
Series 2001: 4.600% 06/01/14	1,750,000	1,832,093
5.000% 06/01/17	2,000,000	2,129,020
NC Orange County
Series 2005 A, 5.000% 04/01/22	2,000,000	2,142,140
NC Wilmington
Series 1997 A, Insured: FGIC: 5.000% 04/01/11	1,000,000	1,020,990
5.000% 04/01/13	1,000,000	1,020,990
Local General Obligations Total		27,438,932
Special Non-Property Tax – 4.9%
NC Charlotte Storm Water Fee
Series 2002, 5.250% 06/01/15	1,315,000	1,417,057
Series 2006, 5.000% 06/01/17	1,120,000	1,217,037
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003 AA, Insured: MBIA 5.500% 07/01/18	3,500,000	3,999,065
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/22	2,000,000	2,322,480
Special Non-Property Tax Total		8,955,639

	Par ($)	Value ($)
State Appropriated – 1.1%
NC Infrastructure Finance Corp.
Series 2004, 5.250% 11/01/15	1,800,000	1,963,494
State Appropriated Total		1,963,494
State General Obligations – 5.9%
NC State
Series 2001 A, 4.750% 03/01/14	5,000,000	5,258,500
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 F, Insured: CIFG 5.250% 07/01/23	2,000,000	2,270,800
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	1,000,000	1,139,530
Series 2002, Insured: FGIC 5.500% 07/01/13	1,900,000	2,092,584
State General Obligations Total		10,761,414
Tax-Backed Total		77,878,889
Transportation – 0.6%
Airports – 0.6%
NC Charlotte
Series 1999 B, AMT, Insured: MBIA 6.000% 07/01/24	1,000,000	1,051,640
Airports Total		1,051,640
Transportation Total		1,051,640
Utilities – 7.8%
Joint Power Authority – 1.8%
NC Eastern Municipal Power Agency
Series 2005, Insured: AMBAC 5.250% 01/01/20	3,000,000	3,267,510
Joint Power Authority Total		3,267,510
Municipal Electric – 1.7%
NC Greenville Utilities Commission
Series 2000 A, Insured: MBIA 5.500% 09/01/19	1,000,000	1,042,150

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1995 Y, Insured: MBIA 7.000% 07/01/07	1,000,000	1,008,230
TX Sam Rayburn Municipal Power Agency
Series 2002, 5.000% 10/01/07	1,000,000	1,003,590
Municipal Electric Total		3,053,970
Water & Sewer – 4.3%
NC Charlotte
Series 2006 A, 5.000% 07/01/19	1,385,000	1,495,038
NC Greensboro City
Series 1998 A, 5.500% 06/01/08	1,305,000	1,333,071
Series 2006, 5.250% 06/01/17	2,000,000	2,228,680
NC Raleigh
Series 2006 A, 5.000% 03/01/16	1,500,000	1,633,515
NC Union County
Series 2003, Insured: FSA 5.000% 06/01/16	1,045,000	1,106,383
Water & Sewer Total		7,796,687
Utilities Total		14,118,167
Total Municipal Bonds (Cost of $174,686,216)		179,874,105
Investment Company – 1.2%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (c)	2,131,319	2,131,319
Total Investment Company (Cost of $2,131,319)		2,131,319
Total Investments – 100.2% (Cost of $176,817,535) (d)		182,005,424
Other Assets & Liabilities, Net – (0.2)%		(331,545)
Net Assets – 100.0%		$181,673,879

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $176,606,780.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	42.9
Other	22.5
Health Care	9.2
Utilities	7.8
Education	5.9
Housing	5.3
Industrials	4.8
Transportation	0.6
99.0
Investment Company	1.2
Other Assets and Liabilities, Net	(0.2)
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds – 97.6%

	Par ($)	Value ($)
Education – 7.4%
Education – 7.4%
IL Educational Facilities Authority
Depaul University, Series 2003 C, Insured: AMBAC 5.000% 09/01/18	8,650,000	8,785,891
SC Educational Facilities Authority
Wofford College, Series 2007 A, 5.000% 04/01/36	1,000,000	1,044,840
SC Florence Darlington Commissions for Technical Education
Series 2005 A, Insurer: MBIA: 5.000% 03/01/18	1,725,000	1,849,511
5.000% 03/01/20	1,905,000	2,030,216
Education Total		13,710,458
Education Total		13,710,458
Health Care – 12.8%
Continuing Care Retirement – 0.6%
SC Jobs-Economic Development Authority
Series 2007: 5.000% 04/01/15 (a)	525,000	548,483
5.000% 04/01/16 (a)	600,000	627,792
Continuing Care Retirement Total		1,176,275
Hospitals – 12.2%
SC Charleston County Hospital Facility
Care Alliance Health Services, Series 1999 A, Insured: FSA: 5.000% 08/15/12	1,000,000	1,035,650
5.125% 08/15/15	6,370,000	6,893,359
SC Horry County Hospital Facilities Revenue
Series 1998, Insured: AMBAC: 4.750% 07/01/10	1,100,000	1,125,553
4.875% 07/01/11	1,200,000	1,228,944
SC Jobs Economic Development Authority
Anderson Area Medical Center, Series 1999, Insured: FSA 5.300% 02/01/14	4,375,000	4,523,838
Georgetown Memorial Hospital, Series 2001, Insured: RAD 5.250% 02/01/21	1,250,000	1,306,500

	Par ($)	Value ($)
SC Lexington County Health Services
Lexington Medical Center, Series 2003, 5.500% 11/01/23	2,000,000	2,118,660
Lexmed, Inc., Series 1997, Insured: FSA 5.125% 11/01/21	3,000,000	3,106,200
SC Spartanburg County Health Services
Series 1997 B, Insured: MBIA 5.125% 04/15/17	1,000,000	1,010,880
Hospitals Total		22,349,584
Health Care Total		23,525,859
Industrials – 3.1%
Forest Products & Paper – 3.1%
SC Georgetown County Environmental Control
International Paper Co., Series 1997 A, AMT, 5.700% 10/01/21	500,000	512,805
SC Georgetown County Pollution Control
International Paper Co., Series 1999 A, 5.125% 02/01/12	5,000,000	5,203,550
Forest Products & Paper Total		5,716,355
Industrials Total		5,716,355
Other – 11.2%
Other – 0.1%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/15	260,000	278,522
Other Total		278,522
Refunded/Escrowed (b) – 9.0%
SC Berkeley County Water & Sewer Revenue
Series 2003, Pre-refunded 01/03/13, Insured: MBIA 5.250% 06/01/19	845,000	915,642
SC Charleston County Hospital Facility
Series 1992, Escrowed to Maturity, Insured: MBIA 6.000% 10/01/09	770,000	771,440
SC Georgetown County School District
Series 2000, Pre-refunded 03/01/11, 5.250% 03/01/19	1,000,000	1,056,790

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
SC Jobs-Economic Development Authority
Palmetto Health Alliance, Series 2000 A, Pre-refunded 12/12/10, 7.125% 12/15/15	5,500,000	6,230,455
SC Lexington Water & Sewer Authority
Series 1997, Pre-refunded 10/01/14, Insured: RAD 5.450% 04/01/19	2,000,000	2,088,780
SC Medical University Hospital Facilities Revenue
Series 1999, Escrowed to Maturity, 5.500% 07/01/09	1,575,000	1,637,024
SC Transportation Infrastructure Bank
Series 2001 B, Insured: AMBAC, Pre-refunded 10/01/11, 5.250% 10/01/17	3,670,000	3,900,806
Refunded/Escrowed Total		16,600,937
Tobacco – 2.1%
SC Tobacco Settlement Management Authority
San Diego County Tobacco, Series 2001 B, 6.375% 05/15/28	3,500,000	3,781,295
Tobacco Total		3,781,295
Other Total		20,660,754
Resource Recovery – 2.3%
Resource Recovery – 2.3%
SC Charleston County Resources Recovery
Foster Wheeler Charleston, Series 1997, AMT, Insured: AMBAC 5.250% 01/01/10	4,000,000	4,152,120
Resource Recovery Total		4,152,120
Resource Recovery Total		4,152,120
Tax-Backed – 31.8%
Local Appropriated – 16.9%
SC Berkeley County School District
Series 2006: 5.000% 12/01/21	2,000,000	2,100,000
5.000% 12/01/22	3,545,000	3,716,543
SC Charleston County Certificates of Participation
Series 2005, Insured: MBIA 5.125% 06/01/17	2,470,000	2,662,240

	Par ($)	Value ($)
SC Charleston Educational Excellence Financing Corp.
Series 2005, 5.250% 12/01/26	3,000,000	3,204,270
Series 2006, 5.000% 12/01/19	2,000,000	2,122,860
SC Dorchester County School District No. 002
Series 2004, 5.250% 12/01/29	1,000,000	1,056,760
Series 2006, 5.000% 12/01/30	1,000,000	1,045,180
SC Greenville County School District I
Series 2003, 5.250% 12/01/16	4,625,000	4,958,000
Series 2006: 5.000% 12/01/15	3,290,000	3,539,349
Insured: FSA 5.000% 12/01/15	500,000	540,560
SC Hilton Head Island Public Facilities Corp.
Series 2006, Insured: MBIA 5.000% 08/01/14	1,600,000	1,722,688
SC Newberry Investing in Educational School District
Series 2005, 5.250% 12/01/15	1,265,000	1,354,726
SC Scago Educational Facilities Corp. for Colleton School District
Series 2006: 5.000% 12/01/14	1,325,000	1,416,399
Insured: FSA 5.000% 12/01/11	1,500,000	1,580,220
Local Appropriated Total		31,019,795
Local General Obligations – 10.7%
IL Chicago
Series 2001 A, Insured: MBIA 5.500% 01/01/14	655,000	700,673
SC Anderson County School District No. 004
Series 2005, Insured: FSA 5.250% 03/01/19	1,115,000	1,220,234
SC Berkeley County School District
Series 2006, Insured: FSA 5.000% 01/15/18 SCH	3,000,000	3,285,480
SC Dorchester County Transportation
Series 2006 A, Insurer: XLCA 5.000% 05/01/15	1,000,000	1,085,230

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
SC Hilton Head Island Public Facilities Corp.
Series 2002 A, Insured: AMBAC 5.000% 12/01/16	1,825,000	1,975,836
Series 2005 A, Insured: AMBAC 5.000% 12/01/17	1,960,000	2,123,209
SC Richland County School District No. 001
Series 2001 A, 5.250% 03/01/19	3,570,000	3,798,516
SC Spartanburg County School District No. 007
Series 2001: 4.125% 03/01/13	3,240,000	3,312,511
5.000% 03/01/18	2,000,000	2,177,420
Local General Obligations		19,679,109
Special Non-Property Tax – 3.6%
IL Metropolitan Pier & Exposition Authority
Series 2002 B, Insured: MBIA 5.750% 06/15/23	2,000,000	2,188,120
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/22	2,505,000	2,908,906
SC Hilton Head Island Public Facilities Corp.
Series 2002, Insured: MBIA 5.250% 12/01/16	1,440,000	1,548,562
Special Non-Property Tax Total		6,645,588
State General Obligations – 0.6%
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	1,000,000	1,139,530
State General Obligations Total		1,139,530
Tax-Backed Total		58,484,022
Transportation – 3.6%
Transportation – 3.6%
SC Transportation Infrastructure Bank
Series 2004 A, Insured: AMBAC 5.000% 10/01/16	1,985,000	2,119,920
Series 2005 A, Insured: FSA 5.250% 10/01/20	4,000,000	4,504,360
Transportation Total		6,624,280
Transportation Total		6,624,280

	Par ($)	Value ($)
Utilities – 25.4%
Investor Owned – 2.0%
SC Jobs-Economic Development Authority
Electric & Gas Co., Series 2002, AMT, Insured: AMBAC 4.200% 11/01/12	3,615,000	3,676,672
Investor Owned Total		3,676,672
Joint Power Authority – 6.4%
SC Public Service Authority
Series 1999 A, Insured: MBIA 5.625% 01/01/13	2,000,000	2,117,840
Series 2001 A, Insured: FSA 5.250% 01/01/18	1,615,000	1,727,178
Series 2002 A, Insured: FSA 5.500% 01/01/17	1,480,000	1,607,887
Series 2002 D, Insured: FSA 5.000% 01/01/18	2,000,000	2,116,500
Series 2006 C, Insured: FSA 5.000% 01/01/15	1,000,000	1,080,570
WA Energy Northwest Electric Revenue
Series 2002 A, Insured: MBIA 5.500% 07/01/17	3,000,000	3,234,660
Joint Power Authority Total		11,884,635
Municipal Electric – 4.6%
SC Rock Hill Utility System Revenue
Series 2003 A, Insured: FSA: 5.250% 01/01/13	2,350,000	2,534,522
5.375% 01/01/19	1,500,000	1,617,750
SC Winnsboro Utility Revenue
Series 1999, Insured: MBIA 5.250% 08/15/13	1,020,000	1,107,801
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	3,000,000	3,175,260
Municipal Electric Total		8,435,333

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Water & Sewer – 12.4%
SC Berkeley County Water & Sewer Revenue
Series 2003, Insured: MBIA 5.250% 06/01/19	155,000	166,896
SC Camden Public Utility Revenue
Series 1997, Insured: MBIA 5.500% 03/01/17	50,000	51,068
SC Columbia Water & Sewer Systems
Series 1993, 5.500% 02/01/09	7,000,000	7,236,390
SC Greenville Waterworks Revenue
Series 2002, 5.250% 02/01/14	1,555,000	1,658,625
SC Mount Pleasant Water & Sewer Revenue
Series 2002, Insured: FGIC: 5.250% 12/01/16	1,980,000	2,129,272
5.250% 12/01/18	1,270,000	1,362,393
SC North Charleston Water & Sewer District
Series 2002, Insured: FSA 5.500% 07/01/17	3,040,000	3,302,686
SC Western Carolina Regional Sewer Authority
Series 2005 B, Insured: FSA 5.250% 03/01/16	6,250,000	6,903,563
Water & Sewer Total		22,810,893
Utilities Total		46,807,533
Total Municipal Bonds (Cost of $174,731,520)		179,681,381

Investment Company – 2.1%

	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (c)	3,867,089	3,867,089
Total Investment Company (Cost of $3,867,089)		3,867,089
Total Investments – 99.7% (Cost of $178,598,609) (d)		183,548,470
Other Assets & Liabilities, Net – 0.3%		483,304
Net Assets – 100.0%		$184,031,774

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $178,250,269.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

XLCA	XL Capital Assurance, Inc.

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	31.8
Utilities	25.4
Health Care	12.8
Other	11.2
Education	7.4
Transportation	3.6
Industrials	3.1
Resource Recovery	2.3
97.6
Investment Company	2.1
Other Assets and Liabilities, Net	0.3
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds – 97.1%

	Par ($)	Value ($)
Education – 1.7%%
Education – 1.7%
VA Amherst Industrial Development Authority
Sweet Briar Institute, Series 2006, 5.000% 09/01/26	1,000,000	1,047,400
VA College Building Authority
Regent University, Series 2006, 5.000% 06/01/21	1,100,000	1,151,832
University of Richmond,
Series 2002 A, 5.000% 03/01/32	1,500,000	1,535,490
Washington & Lee University,
Series 2006, 5.000% 01/01/15	610,000	660,423
VA Roanoke County Industrial Development Authority
Hollins College, Series 1998, 5.200% 03/15/17	1,115,000	1,147,859
Education Total		5,543,004
Education Total		5,543,004
Health Care – 4.7%
Continuing Care Retirement – 0.9%
VA Fairfax County Economic Development Authority
Greenspring Village, Inc., Series 2006 A, 4.750% 10/01/26	2,000,000	2,019,820
VA Henrico County Economic Development Authority
Westminster-Canterbury, Series 2006, 5.000% 10/01/22	1,000,000	1,033,620
Continuing Care Retirement Total		3,053,440
Hospitals – 3.8%
AZ University Medical Center Corp. Hospital Revenue
Series 2004, 5.250% 07/01/14	1,000,000	1,057,950
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Insured: FSA 5.625% 01/01/20	1,285,000	1,370,401
VA Fairfax County Industrial Development Authority
Inova Health Systems, Series 1993, Insured: MBIA 5.250% 08/15/19	1,000,000	1,105,570

	Par ($)	Value ($)
VA Medical College of Virginia Hospital Authority
University Health Services, Series 1998, Insured: MBIA 4.800% 07/01/11	1,000,000	1,030,890
VA Roanoke Industrial Development Authority
Carilion Health Center, Series 2002 A, Insured: MBIA 5.250% 07/01/12	4,000,000	4,271,640
VA Stafford County Economic Development Authority Hospital Facilities
Series 2006, 5.250% 06/15/24	1,000,000	1,055,960
VA Winchester Industrial Development Authority Hospital Revenue,
Series 2007, 5.000% 01/01/26	1,250,000	1,320,050
WI Health & Educational Facilities Authority
Agnesian Healthcare, Inc., Series 2001, 6.000% 07/01/21	1,000,000	1,061,360
Hospitals Total		12,273,821
Health Care Total		15,327,261
Housing – 2.7%
Multi-Family – 2.7%
VA Housing Development Authority
Series 2000 B, AMT, 5.875% 08/01/15	2,655,000	2,757,828
VA Suffolk Redevelopment & Housing Authority
WindsorFieldstone LP, Series 2001, 4.850% 07/01/31	5,730,000	5,930,894
Multi-Family Total		8,688,722
Housing Total		8,688,722
Industrials – 1.5%
Chemicals – 0.2%
VA Giles County Industrial Development Authority
Hoechst Celanese Corp., Series 1995, AMT, 5.950% 12/01/25	550,000	555,539
Chemicals Total		555,539

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Forest Products & Paper – 1.3%
AL Mobile Industrial Development Board Pollution Control Revenue
International Paper Co., Series 1998 B, 4.750% 04/01/10	2,250,000	2,284,245
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	1,450,000	1,522,601
MS Warren County Environmental Improvement
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	500,000	535,115
Forest Products & Paper Total		4,341,961
Industrials Total		4,897,500
Other – 26.4%
Other – 4.3%
PR Commonwealth Government Development Bank
Series 2006 B, 5.000% 12/01/12	3,000,000	3,165,000
5.000% 12/01/14	560,000	597,481
VA Norfolk Parking Systems Revenue
Series 2005 A, Insured: MBIA 5.000% 02/01/21	5,170,000	5,505,223
VA Virginia Beach Development Authority
Series 2005 A, 5.000% 05/01/21	4,465,000	4,758,395
Other Total		14,026,099
Pool/Bond Bank – 7.1%
AK Municipal Bond Bank Authority
Series 2003, Insured: MBIA 5.250% 12/01/18	1,385,000	1,482,130
VA Resources Authority Airports Revenue
Series 2001 A, 5.250% 08/01/18	1,205,000	1,264,129
VA Resources Authority Clean Water Revenue
Series 2005: 5.500% 10/01/19	5,180,000	5,982,848
5.500% 10/01/21	6,475,000	7,551,534
VA Resources Authority Infrastructure Revenue
Pooled Financing Program: Series 2002 B, 5.000% 11/01/13	1,175,000	1,260,681
Series 2003: 5.000% 11/01/18	1,075,000	1,147,573
5.000% 11/01/19	1,125,000	1,200,893

	Par ($)	Value ($)
5.000% 11/01/21	1,185,000	1,262,215
5.000% 11/01/22	1,100,000	1,163,756
Series 2005 B, 5.000% 11/01/18	1,030,000	1,109,629
Pool/Bond Bank Total		23,425,388
Refunded/Escrowed (a) – 12.3%
AZ School Facilities Board
Series 2002, Pre-refunded 07/01/12, 5.250% 07/01/14	2,030,000	2,179,854
FL Miami-Dade County Health Authority
Series 2001 A, Insured: AMBAC 4.375% 08/15/10	1,195,000	1,220,322
TX Trinity River Authority Water Revenue
Series 2003, Pre-refunded 02/01/13, Insured: MBIA 5.500% 02/01/14	2,795,000	3,050,630
VA Arlington County Industrial Development Authority
The Nature Conservancy, Series 1997 A, Pre-refunded 07/01/07, 5.450% 07/01/27	1,000,000	1,024,230
Virginia Hospital Center, Series 2001, Pre-refunded 07/01/11,
5.500% 07/01/13	1,000,000	1,077,090
VA Commonwealth Transportation Board Authority
Series 1997 C: Pre-refunded 05/15/07, 5.125% 05/15/19	1,245,000	1,259,591
Insured: MBIA Pre-refunded 05/15/07, 5.000% 05/15/13	3,375,000	3,414,049
VA Commonwealth Transportation Board
Series 1997 A, Pre-refunded 05/15/07, 5.250% 05/15/22	1,000,000	1,011,880
VA Fairfax County Water & Sewer Authority
Series 2000, Pre-refunded 04/01/10, 5.625% 04/01/25	3,000,000	3,195,750
VA Loudoun County
Series 2001 C, Pre-refunded 11/01/11, 5.000% 11/01/14	510,000	543,135
VA Montgomery County Industrial Development Authority
Series 2000 B, Pre-refunded 01/15/11, Insured: AMBAC 5.500% 01/15/22	2,000,000	2,142,820

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
VA Norfolk
Series 1998, Pre-refunded 07/01/08, Insured: FGIC 5.000% 07/01/13	475,000	487,592
VA Port Authority
Series 1997, AMT, Insured: MBIA 5.650% 07/01/17	1,000,000	1,014,300
VA Resources Authority Infrastructure Revenue
Pooled Financing Program, Series 2000 A, Pre-refunded 05/01/11, Insured: MBIA: 5.500% 05/01/21	1,070,000	1,152,861
5.500% 05/01/22	1,120,000	1,206,733
VA Resources Authority Water & Sewer Systems Revenue
Series 1996 A, Pre-refunded 04/01/07, 5.500% 04/01/17	1,020,000	1,040,451
VA Richmond
Series 1999 A, Pre-refunded 01/15/10, Insured: FSA 5.000% 01/15/19	2,855,000	2,984,246
VA Virginia Beach Water & Sewer Revenue
Series 2000, Pre-refunded 08/01/10: 5.250% 08/01/17	1,790,000	1,880,252
5.250% 08/01/18	1,935,000	2,032,563
5.250% 08/01/19	2,035,000	2,137,605
VA Virginia Beach
Series 2000, Pre-refunded 03/01/10, 5.500% 03/01/17	3,060,000	3,244,885
WA State
Series 1997 F, Pre-refunded 07/01/07, 5.375% 07/01/22	3,035,000	3,047,656
Refunded/Escrowed Total		40,348,495
Tobacco – 2.7%
VA Tobacco Settlement Financing Corp.
Series 2005: 5.250% 06/01/19	4,000,000	4,197,360
5.500% 06/01/26	4,250,000	4,513,415
Tobacco Total		8,710,775
Other Total		86,510,757

	Par ($)	Value ($)
Resource Recovery – 2.3%
Disposal – 1.2%
VA Arlington County Industrial Development Authority
Ogden Martin Systems of Union, Series 1998 B, AMT, Insured: FSA 5.250% 01/01/10	1,855,000	1,904,732
VA Southeastern Public Service Authority
Series 1993 A, Insured: MBIA 5.100% 07/01/08	2,000,000	2,036,560
Disposal Total		3,941,292
Resource Recovery – 1.1%
VA Fairfax County Economic Development Authority
Series 1998 A, AMT, Insured: AMBAC 6.050% 02/01/09	3,385,000	3,520,840
Resource Recovery Total		3,520,840
Resource Recovery Total		7,462,132
Tax-Backed – 49.9%
Local Appropriated – 9.1%
VA Arlington County Industrial Development Authority
Series 2004: 5.000% 08/01/17	1,205,000	1,295,158
5.000% 08/01/18	1,205,000	1,287,217
VA Bedford County Economic Development Authority
Series 2006, Insured: MBIA 5.000% 05/01/15	1,230,000	1,330,737
VA Culpepper Industrial Development Authority
Series 2005, Insured: MBIA 5.000% 01/01/21	2,060,000	2,183,353
VA Fairfax County Economic Development Authority
Series 2003, 5.000% 05/15/15	6,260,000	6,773,821
Series 2005 I-A, 5.000% 04/01/19	1,380,000	1,474,682
Series 2005, 5.000% 01/15/24	2,315,000	2,449,455
VA Hampton Roads Regional Jail Authority
Series 2004, Insured: MBIA: 5.000% 07/01/14	1,750,000	1,884,225
5.000% 07/01/15	1,685,000	1,806,505
5.000% 07/01/16	1,930,000	2,062,881

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
VA New Kent County Economic Development Authority
Series 2006, Insured: FSA: 5.000% 02/01/15	1,000,000	1,078,300
5.000% 02/01/21	2,075,000	2,226,537
VA Prince William County Industrial Development Authority
Series 1996, 6.000% 02/01/14	100,000	101,145
Series 2005, 5.250% 02/01/17	1,115,000	1,230,982
Series 2006 A, Insured: AMBAC: 5.000% 09/01/17	800,000	865,320
5.000% 09/01/21	1,625,000	1,739,579
Local Appropriated Total		29,789,897
Local General Obligations – 18.7%
VA Arlington County
Series 1993, 6.000% 06/01/12	3,285,000	3,652,033
Series 2006, 5.000% 08/01/17	4,000,000	4,376,720
VA Chesapeake
Series 1998, 4.650% 08/01/11	1,000,000	1,031,410
VA Hampton
Series 2004, 5.000% 02/01/15	1,275,000	1,369,299
Series 2005 A, Insured: FGIC 5.000% 04/01/18	1,500,000	1,615,695
VA Leesburg
Series 2006 B, Insured: MBIA 5.000% 09/15/17	1,145,000	1,258,080
VA Loudoun County
Series 1998 B, 5.250% 12/01/15	1,000,000	1,114,010
Series 2005 A, 5.000% 07/01/14	4,000,000	4,338,520
VA Newport News
Series 2006 B: 5.250% 02/01/18	3,030,000	3,380,026
5.250% 02/01/19	2,365,000	2,648,563
Series 2007 B, 5.250% 07/01/20 (b)	2,000,000	2,250,700
VA Norfolk
Series 1998, Insured: FGIC: 5.000% 07/01/11	2,450,000	2,512,818
5.000% 07/01/13	525,000	538,461

	Par ($)	Value ($)
Series 2002 B, Insured: FSA 5.250% 07/01/11	2,000,000	2,127,320
Series 2005, Insured: MBIA 5.000% 03/01/15	5,070,000	5,503,130
VA Portsmouth
Series 2001 A, Insured: FGIC 5.500% 06/01/17	1,030,000	1,051,208
Series 2003, Insured: FSA: 5.000% 07/01/17	4,385,000	4,730,012
5.000% 07/01/19	2,060,000	2,205,869
Series 2006 A, Insured: MBIA 5.000% 07/01/16	1,000,000	1,093,640
VA Richmond
Series 2002, Insured: FSA 5.250% 07/15/11	2,150,000	2,289,793
Series 2005 A, Insured: FSA 5.000% 07/15/15	8,840,000	9,633,213
VA Virginia Beach
Series 2004 B: 5.000% 05/01/13	1,305,000	1,396,650
5.000% 05/01/17	1,000,000	1,093,850
Local General Obligations Total		61,211,020
Special Non-Property Tax – 7.2%
IL Metropolitan Pier & Exposition Authority
Series 2002 B, Insured: MBIA 5.250% 06/15/11	4,500,000	4,772,880
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC: 5.500% 07/01/19	5,000,000	5,736,250
5.500% 07/01/22	5,000,000	5,806,200
VA Greater Richmond Convention Center Authority
Series 2005, Insured: MBIA: 5.000% 06/15/18	3,800,000	4,064,822
5.000% 06/15/25	3,000,000	3,171,390
Special Non-Property Tax Total		23,551,542

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
Special Property Tax – 0.9%
VA Fairfax County Economic Development Authority
Series 2004, Insured: MBIA 5.000% 04/01/24	2,865,000	3,024,151
Special Property Tax Total		3,024,151
State Appropriated – 13.1%
VA Biotechnology Research Park Authority
Series 2001, 5.125% 09/01/16	1,100,000	1,158,289
VA College Building Authority
Series 2002 A, 5.000% 02/01/15	1,270,000	1,338,402
Series 2004 A, 5.000% 02/01/17	3,650,000	3,906,777
Series 2006 A: 5.000% 09/01/13	2,000,000	2,147,300
5.000% 09/01/14	2,925,000	3,163,154
VA Port Authority
Series 2003, AMT, Insured: MBIA: 5.125% 07/01/14	1,360,000	1,459,117
5.125% 07/01/15	1,430,000	1,528,484
5.250% 07/01/17	1,585,000	1,695,934
VA Public Building Authority
Series 2002 A, 5.000% 08/01/14	2,790,000	2,958,488
Series 2005 C: 5.000% 08/01/14	3,900,000	4,209,426
5.000% 08/01/18	1,000,000	1,075,380
Series 2006 A, 5.000% 08/01/15	6,775,000	7,365,035
VA Public School Financing Authority
Series 1998 A, 4.875% 08/01/14	1,445,000	1,479,868
Series 2004 C, 5.000% 08/01/16	8,425,000	9,197,741
State Appropriated Total		42,683,395
State General Obligations – 0.9%
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,000,000	2,279,060
VA State
Series 2004 B, 5.000% 06/01/15	725,000	783,935
State General Obligations Total		3,062,995
Tax-Backed Total		163,323,000

	Par ($)	Value ($)
Transportation – 1.3%
Air Transportation – 0.6%
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 2001, 5.000% 09/01/09	2,000,000	2,034,080
Air Transportation Total		2,034,080
Airports – 0.3%
DC Metropolitan Airport Authority
Series 1998 B, AMT, Insured: MBIA 5.250% 10/01/10	1,000,000	1,030,360
Airports Total		1,030,360
Toll Facilities – 0.4%
VA Richmond Metropolitan Authority
Series 1998, Insured: FGIC 5.250% 07/15/17	1,000,000	1,089,680
Toll Facilities Total		1,089,680
Transportation Total		4,154,120
Utilities – 6.6%
Investor Owned – 0.6%
KS Burlington
Kansas City Power & Light, Series 1998 K, 4.750% 09/01/15	2,000,000	2,005,460
Investor Owned Total		2,005,460
Joint Power Authority – 0.3%
WA Energy Northwest Electric
Series 2002 A, Insured: MBIA 5.750% 07/01/18	1,000,000	1,092,000
Joint Power Authority Total		1,092,000
Municipal Electric – 0.7%
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	2,116,840
Municipal Electric Total		2,116,840
Water & Sewer – 5.0%
VA Fairfax County Water Authority
Series 1992, 6.000% 04/01/22	3,000,000	3,060,180
Series 2005 B, 5.250% 04/01/19	1,835,000	2,063,145

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2007

Municipal Bonds (continued)

	Par ($)	Value ($)
VA Norfolk
Series 1995, Insured: MBIA 5.700% 11/01/10	2,000,000	2,022,900
VA Resources Authority
Series 1998: 5.000% 05/01/18	2,970,000	3,036,944
5.000% 05/01/22	2,000,000	2,040,780
VA Upper Occoquan Sewage Authority
Series 1995 A, Insured: MBIA 5.150% 07/01/20	1,295,000	1,438,499
Series 2005, Insured: FSA 5.000% 07/01/21	2,640,000	2,814,874
Water & Sewer Total		16,477,322
Utilities Total		21,691,622
Total Municipal Bonds (Cost of $312,246,406)		317,598,118

Investment Company – 2.7%

	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.486%) (c)	8,941,227	8,941,227
Total Investment Company (Cost of $8,941,227)		8,941,227
Total Investments – 99.8% (Cost of $321,187,633)(d)		326,539,345
Other Assets & Liabilities, Net – 0.2%		570,369
Net Assets – 100.0%		$327,109,714

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Security purchased on a delayed delivery basis.

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $320,904,732.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

At March 31, 2007, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	49.9
Other	26.4
Utilities	6.6
Health Care	4.7
Housing	2.7
Resource Recovery	2.3
Education	1.7
Industrials	1.5
Transportation	1.3
97.1
Investment Company	2.7
Other Assets and Liabilities, Net	0.2
100.0

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Municipal Bond Funds
March 31, 2007

	($)	($)	($)	($)
	Short Term Municipal Bond Fund	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	425,229,755	139,902,028	113,284,735	159,622,823
Affiliated investments, at identified cost	2,397,000	2,483,871	889,313	7,292,309
Total investments, at identified cost	427,626,755	142,385,899	114,174,048	166,915,132
Unaffiliated investments, at value	425,585,738	142,211,491	116,579,014	164,069,925
Affiliated investments, at value	2,397,000	2,483,871	889,313	7,292,309
Total investments, at value	427,982,738	144,695,362	117,468,327	171,362,234
Cash	572	375	716	63
Receivable for:
Investments sold	15,443,220	—	—	—
Fund shares sold	1,896,011	205,751	1,527,119	61,409
Interest	5,295,897	1,754,064	1,598,485	2,279,082
Dividends	19,261	10,732	3,988	19,171
Expense reimbursement due from Investment Advisor	—	8,359	—	4,164
Other assets	—	600	—	—
Total assets	450,637,699	146,675,243	120,598,635	173,726,123
Liabilities
Payable for:
Expense reimbursement due to Investment Advisor	45,296	—	5,922	—
Investments purchased	13,198,181	—	—	—
Investments purchased on delayed delivery basis	5,041,962	1,891,643	—	1,028,120
Fund shares redeemed	216,316	2,610	71,174	202,031
Distributions	1,094,982	413,087	345,968	473,921
Investment advisory fee	111,953	48,886	40,817	58,632
Administration fee	46,378	12,258	9,595	15,574
Transfer agent fee	6,783	1,125	1,604	2,957
Pricing and bookkeeping fees	13,835	8,754	7,786	9,140
Trustees' fees	74,563	50,460	90,465	98,973
Distribution and service fees	22,790	3,759	6,841	10,834
Custody fee	4,310	1,550	1,366	2,336
Chief compliance officer fees and expenses	2,699	1,714	1,629	1,807
Other liabilities	82,910	62,174	63,879	72,148
Total liabilities	19,962,958	2,498,020	647,046	1,976,473
Net Assets	430,674,741	144,177,223	119,951,589	171,749,650
Net Assets Consist of
Paid-in capital	438,428,856	141,984,098	117,598,179	169,786,088
Undistributed (overdistributed) net investment income	87,301	(13,627)	229,335	200,427
Accumulated net realized gain (loss)	(8,197,399)	(102,711)	(1,170,204)	(2,683,967)
Net unrealized appreciation (depreciation) on investments	355,983	2,309,463	3,294,279	4,447,102
Net Assets	430,674,741	144,177,223	119,951,589	171,749,650

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	174,686,216	174,731,520	312,246,406
Affiliated investments, at identified cost	2,131,319	3,867,089	8,941,227
Total investments, at identified cost	176,817,535	178,598,609	321,187,633
Unaffiliated investments, at value	179,874,105	179,681,381	317,598,118
Affiliated investments, at value	2,131,319	3,867,089	8,941,227
Total investments, at value	182,005,424	183,548,470	326,539,345
Cash	435	671	661
Receivable for:
Investments sold	—	—	—
Fund shares sold	176,440	138,646	60,965
Interest	2,737,267	2,308,543	4,088,757
Dividends	12,899	12,646	18,856
Expense reimbursement due from Investment Advisor	14,818	21,581	44,619
Other assets	—	—	568
Total assets	184,947,283	186,030,557	330,753,771
Liabilities
Payable for:
Expense reimbursement due to Investment Advisor	—	—	—
Investments purchased	—	—	—
Investments purchased on delayed delivery basis	2,081,450	1,176,275	2,265,920
Fund shares redeemed	400,631	20,899	140,472
Distributions	525,523	532,312	891,097
Investment advisory fee	62,188	63,034	111,418
Administration fee	16,776	17,046	33,377
Transfer agent fee	3,246	4,000	3,303
Pricing and bookkeeping fees	9,543	8,921	12,442
Trustees' fees	97,107	92,723	97,635
Distribution and service fees	10,522	11,880	14,453
Custody fee	2,239	1,721	2,000
Chief compliance officer fees and expenses	1,842	1,846	2,331
Other liabilities	62,337	68,126	69,609
Total liabilities	3,273,404	1,998,783	3,644,057
Net Assets	181,673,879	184,031,774	327,109,714
Net Assets Consist of
Paid-in capital	175,733,139	177,638,963	321,115,123
Undistributed (overdistributed) net investment income	779,268	1,152,134	827,359
Accumulated net realized gain (loss)	(26,417)	290,816	(184,480)
Net unrealized appreciation (depreciation) on investments	5,187,889	4,949,861	5,351,712
Net Assets	181,673,879	184,031,774	327,109,714

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Municipal Bond Funds
March 31, 2007 (continued)

	Short Term Municipal Bond Fund	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund
Class A
Net assets	$32,855,081	$9,107,599	$15,574,357	$24,729,914
Shares outstanding	3,229,525	946,048	1,477,015	2,326,133
Net asset value per share (a)	$10.17	$9.63	$10.54	$10.63
Maximum sales charge	1.00%	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.27	$9.95	$10.89	$10.99
Class B
Net assets	$739,431	$874,077	$1,959,716	$4,158,727
Shares outstanding	72,683	90,895	185,752	391,015
Net asset value and offering price per share (a)	$10.17	$9.62	$10.55	$10.64
Class C
Net assets	$16,548,651	$1,274,117	$1,876,732	$1,766,762
Shares outstanding	1,626,688	132,336	177,957	166,193
Net asset value and offering price per share (a)	$10.17	$9.63	$10.55	$10.63
Class Z
Net assets	$380,531,578	$132,921,430	$100,540,784	$141,094,247
Shares outstanding	37,409,038	13,832,722	9,534,705	13,269,814
Net asset value, offering and redemption price per share	$10.17	$9.61	$10.54	$10.63

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Class A
Net assets	$18,705,408	$17,442,865	$48,923,554
Shares outstanding	1,801,299	1,698,154	4,558,301
Net asset value per share (a)	$10.38	$10.27	$10.73
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.73	$10.61	$11.09
Class B
Net assets	$3,776,384	$2,866,117	$3,118,998
Shares outstanding	363,735	278,972	290,557
Net asset value and offering price per share (a)	$10.38	$10.27	$10.73
Class C
Net assets	$3,759,949	$6,323,656	$1,339,593
Shares outstanding	362,088	615,312	124,833
Net asset value and offering price per share (a)	$10.38	$10.28	$10.73
Class Z
Net assets	$155,432,138	$157,399,136	$273,727,569
Shares outstanding	14,974,481	15,320,235	25,506,670
Net asset value, offering and redemption price per share	$10.38	$10.27	$10.73

See Accompanying Notes to Financial Statements.

Statements of Operations – Municipal Bond Funds
For the Year Ended March 31, 2007

	($)	($)	($)	($)
	Short Term Municipal Bond Fund	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund
Investment Income
Interest	17,317,332	5,626,777	5,535,393	7,908,998
Dividends from affiliates	310,444	127,051	91,366	121,203
Total Investment Income	17,627,776	5,753,828	5,626,759	8,030,201
Expenses
Investment advisory fee	1,463,600	551,247	490,581	704,827
Administration fee	607,744	132,092	111,632	183,938
Distribution fee:
Class B	6,030	7,702	17,080	42,615
Class C	151,629	9,714	15,039	13,910
Service fee:
Class A	103,435	19,380	41,286	62,813
Class B	2,010	2,567	5,693	14,205
Class C	50,543	3,238	5,013	4,636
Transfer agent fee	34,939	6,323	11,127	16,666
Pricing and bookkeeping fees	140,144	84,745	79,627	90,846
Trustees' fee	31,876	34,714	30,243	18,775
Custody fee	28,229	13,260	11,890	14,618
Chief compliance officer expenses	8,662	5,476	5,298	5,811
Other expenses	207,078	131,050	125,011	139,185
Total Operating Expenses	2,835,919	1,001,508	949,520	1,312,845
Interest expense	822	—	—	160
Total Expenses	2,836,741	1,001,508	949,520	1,313,005
Expenses waived/reimbursed by Investment Advisor	(554,470)	(269,630)	(251,480)	(292,639)
Custody earnings credit	(4,668)	(218)	(702)	(729)
Net Expenses	2,277,603	731,660	697,338	1,019,637
Net Investment Income	15,350,173	5,022,168	4,929,421	7,010,564
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(2,595,153)	(106,960)	394,628	(198,230)
Futures contracts	—	31,571	—	—
Net realized gain (loss)	(2,595,153)	(75,389)	394,628	(198,230)
Net change in net unrealized appreciation on investments	4,045,123	2,040,903	3,101	1,304,132
Net Gain (Loss)	1,449,970	1,965,514	397,729	1,105,902
Net Increase Resulting from Operations	16,800,143	6,987,682	5,327,150	8,116,466

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Investment Income
Interest	7,766,160	8,441,982	13,766,179
Dividends from affiliates	117,371	56,451	121,477
Total Investment Income	7,883,531	8,498,433	13,887,656
Expenses
Investment advisory fee	693,633	753,208	1,292,017
Administration fee	180,158	200,268	382,108
Distribution fee:
Class B	30,165	26,361	28,212
Class C	34,616	50,232	10,785
Service fee:
Class A	46,009	43,877	127,423
Class B	10,055	8,787	9,404
Class C	11,539	16,744	3,595
Transfer agent fee	19,312	20,067	28,839
Pricing and bookkeeping fees	90,971	91,715	118,506
Trustees' fee	34,506	31,478	31,155
Custody fee	14,472	13,062	13,222
Chief compliance officer expenses	5,826	5,934	7,266
Other expenses	134,249	142,738	174,647
Total Operating Expenses	1,305,511	1,404,471	2,227,179
Interest expense	—	319	309
Total Expenses	1,305,511	1,404,790	2,227,488
Expenses waived/reimbursed by Investment Advisor	(305,301)	(316,287)	(429,520)
Custody earnings credit	(1,017)	(505)	(2,956)
Net Expenses	999,193	1,087,998	1,795,012
Net Investment Income	6,884,338	7,410,435	12,092,644
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	454,190	914,243	347,609
Futures contracts	—	—	(49,767)
Net realized gain (loss)	454,190	914,243	297,842
Net change in net unrealized appreciation on investments	278,717	383,575	3,031,065
Net Gain (Loss)	732,907	1,297,818	3,328,907
Net Increase Resulting from Operations	7,617,245	8,708,253	15,421,551

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds

	Short Term Municipal Bond Fund		California Intermediate Municipal Bond Fund		Georgia Intermediate Municipal Bond Fund		Maryland Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)
Operations
Net investment income	15,350,173	20,685,034	5,022,168	4,420,921	4,929,421	5,297,612	7,010,564	7,274,758
Net realized gain (loss) on investments and futures contracts	(2,595,153)	(2,872,795)	(75,389)	374,206	394,628	501,402	(198,230)	(26,399)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,045,123	(2,020,166)	2,040,903	(1,622,505)	3,101	(2,256,234)	1,304,132	(3,876,202)
Net increase resulting from operations	16,800,143	15,792,073	6,987,682	3,172,622	5,327,150	3,542,780	8,116,466	3,372,157
Distributions Declared to Shareholders
From net investment income:
Class A	(1,218,652)	(1,682,927)	(265,166)	(175,908)	(634,308)	(716,031)	(957,155)	(1,070,334)
Class B	(17,711)	(18,583)	(27,429)	(32,521)	(70,349)	(131,801)	(174,008)	(300,080)
Class C	(444,318)	(460,043)	(34,638)	(57,129)	(61,968)	(87,775)	(56,726)	(70,913)
Class Z	(13,669,413)	(18,522,319)	(4,694,935)	(4,155,569)	(4,162,796)	(4,361,634)	(5,822,675)	(5,773,574)
From net realized gains:
Class A	—	—	—	(28,536)	—	—	—	—
Class B	—	—	—	(6,587)	—	—	—	—
Class C	—	—	—	(11,910)	—	—	—	—
Class Z	—	—	—	(597,993)	—	—	—	—
Total Distributions Declared to Shareholders	(15,350,094)	(20,683,872)	(5,022,168)	(5,066,153)	(4,929,421)	(5,297,241)	(7,010,564)	(7,214,901)
Share Transactions
Class A
Subscriptions	4,110,072	13,186,760	4,701,281	4,577,435	1,490,712	4,829,166	3,044,033	5,467,648
Distributions reinvested	875,604	1,274,636	168,276	99,431	429,768	392,294	773,796	730,929
Redemptions	(24,263,686)	(50,639,557)	(3,004,380)	(2,869,090)	(4,300,382)	(8,457,763)	(8,108,533)	(7,111,043)
Net Increase (Decrease)	(19,278,010)	(36,178,161)	1,865,177	1,807,776	(2,379,902)	(3,236,303)	(4,290,704)	(912,466)
Class B
Subscriptions	—	—	129,595	561,868	141,561	174,817	49,329	130,784
Distributions reinvested	15,459	15,883	12,554	18,523	59,735	89,507	119,576	197,512
Redemptions	(182,879)	(290,695)	(541,230)	(464,565)	(829,744)	(4,332,050)	(3,861,009)	(5,458,155)
Net Increase (Decrease)	(167,420)	(274,812)	(399,081)	115,826	(628,448)	(4,067,726)	(3,692,104)	(5,129,859)
Class C
Subscriptions	615,012	2,054,637	117	112,888	238,000	664,297	6,371	17,114
Distributions reinvested	258,426	265,753	12,073	31,742	29,539	55,016	46,151	58,299
Redemptions	(7,237,515)	(11,425,405)	(95,947)	(1,580,358)	(584,524)	(1,749,701)	(275,996)	(678,319)
Net Increase (Decrease)	(6,364,077)	(9,105,015)	(83,757)	(1,435,728)	(316,985)	(1,030,388)	(223,474)	(602,906)

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

	North Carolina Intermediate Municipal Bond Fund		South Carolina Intermediate Municipal Bond Fund		Virginia Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)
Operations
Net investment income	6,884,338	7,196,789	7,410,435	8,041,733	12,092,644	12,538,838
Net realized gain (loss) on investments and futures contracts	454,190	919,253	914,243	1,229,252	297,842	1,696,018
Net change in unrealized appreciation (depreciation) on investments and futures contracts	278,717	(3,621,830)	383,575	(3,764,696)	3,031,065	(7,324,371)
Net increase resulting from operations	7,617,245	4,494,212	8,708,253	5,506,289	15,421,551	6,910,485
Distributions Declared to Shareholders
From net investment income:
Class A	(699,129)	(769,402)	(661,285)	(828,740)	(1,809,970)	(1,789,837)
Class B	(122,608)	(273,340)	(105,982)	(183,878)	(105,356)	(235,971)
Class C	(140,808)	(148,514)	(202,019)	(242,272)	(40,227)	(44,982)
Class Z	(5,921,793)	(6,004,387)	(6,441,149)	(6,786,843)	(10,137,092)	(10,406,174)
From net realized gains:
Class A	(99,850)	—	(78,293)	(145,221)	(218,595)	(58,720)
Class B	(21,355)	—	(15,062)	(36,412)	(16,617)	(5,093)
Class C	(26,005)	—	(30,412)	(52,413)	(6,015)	(1,658)
Class Z	(791,581)	—	(723,990)	(1,143,800)	(1,133,712)	(305,001)
Total Distributions Declared to Shareholders	(7,823,129)	(7,195,643)	(8,258,192)	(9,419,579)	(13,467,584)	(12,847,436)
Share Transactions
Class A
Subscriptions	2,212,162	9,196,236	1,400,639	5,164,918	2,154,951	12,845,322
Distributions reinvested	568,331	517,177	471,264	619,874	1,421,892	1,221,536
Redemptions	(3,203,773)	(9,284,734)	(3,308,273)	(9,807,668)	(8,009,387)	(8,492,965)
Net Increase (Decrease)	(423,280)	428,679	(1,436,370)	(4,022,876)	(4,432,544)	5,573,893
Class B
Subscriptions	10,099	181,214	234,183	56,224	48,757	158,413
Distributions reinvested	93,674	181,597	77,933	148,121	74,076	144,636
Redemptions	(800,670)	(9,245,581)	(1,589,049)	(4,178,468)	(1,387,982)	(9,472,760)
Net Increase (Decrease)	(696,897)	(8,882,770)	(1,276,933)	(3,974,123)	(1,265,149)	(9,169,711)
Class C
Subscriptions	460,455	1,710,810	633,778	1,119,625	153,069	125,352
Distributions reinvested	25,349	21,228	109,190	118,674	33,051	33,859
Redemptions	(1,374,325)	(1,033,699)	(1,489,569)	(1,959,657)	(306,978)	(544,326)
Net Increase (Decrease)	(888,521)	698,339	(746,601)	(721,358)	(120,858)	(385,115)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds (continued)

	Short Term Municipal Bond Fund		California Intermediate Municipal Bond Fund		Georgia Intermediate Municipal Bond Fund		Maryland Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 (a)($)	Year Ended March 31, 2006 ($)
Class Z
Subscriptions	65,182,894	119,944,496	32,654,376	37,454,303	18,409,945	11,873,460	15,922,883	21,740,553
Distributions reinvested	288,143	417,701	67,514	389,995	39,415	18,283	103,557	117,420
Redemptions	(215,962,151)	(427,206,835)	(23,921,634)	(30,329,003)	(20,511,445)	(22,844,661)	(24,409,370)	(23,936,988)
Net Increase (Decrease)	(150,491,114)	(306,844,638)	8,800,256	7,515,295	(2,062,085)	(10,952,918)	(8,382,930)	(2,079,015)
Net Increase (Decrease) from Share Transactions	(176,300,621)	(352,402,626)	10,182,595	8,003,169	(5,387,420)	(19,287,335)	(16,589,212)	(8,724,246)
Total Increase (Decrease) in Net Assets	(174,850,572)	(357,294,425)	12,148,109	6,109,638	(4,989,691)	(21,041,796)	(15,483,310)	(12,566,990)
Net Assets
Beginning of year	605,525,313	962,819,738	132,029,114	125,919,476	124,941,280	145,983,076	187,232,960	199,799,950
End of year	430,674,741	605,525,313	144,177,223	132,029,114	119,951,589	124,941,280	171,749,650	187,232,960
Undistributed (overdistributed) net investment income at the end of period	87,301	96,478	(13,627)	(13,626)	229,335	230,397	200,427	216,499
Changes in Shares
Class A
Subscriptions	405,014	1,294,273	489,572	475,575	141,080	450,801	287,072	505,634
Issued for distributions reinvested	86,217	125,096	17,546	10,323	40,786	36,784	72,891	68,023
Redemptions	(2,389,424)	(4,968,816)	(314,352)	(296,245)	(409,338)	(791,704)	(766,752)	(660,829)
Net Increase (Decrease)	(1,898,193)	(3,549,447)	192,766	189,653	(227,472)	(304,119)	(406,789)	(87,172)
Class B
Subscriptions	—	—	13,619	58,612	13,423	16,423	4,639	12,182
Issued for distributions reinvested	1,522	1,559	1,311	1,923	5,667	8,364	11,272	18,338
Redemptions	(18,003)	(28,525)	(56,798)	(48,621)	(78,740)	(403,993)	(365,143)	(506,850)
Net Increase (Decrease)	(16,481)	(26,966)	(41,868)	11,914	(59,650)	(379,206)	(349,232)	(476,330)
Class C
Subscriptions	60,568	201,475	12	11,612	22,540	62,197	599	1,578
Issued for distributions reinvested	25,443	26,085	1,260	3,290	2,804	5,150	4,348	5,423
Redemptions	(712,311)	(1,120,831)	(10,132)	(164,104)	(55,650)	(164,230)	(26,073)	(63,419)
Net Increase (Decrease)	(626,300)	(893,271)	(8,860)	(149,202)	(30,306)	(96,883)	(21,126)	(56,418)
Class Z
Subscriptions	6,414,748	11,768,767	3,415,279	3,901,835	1,745,169	1,115,993	1,500,846	2,026,134
Issued for distributions reinvested	28,369	40,989	7,036	40,618	3,739	1,714	9,755	10,899
Redemptions	(21,278,738)	(41,932,392)	(2,506,068)	(3,151,436)	(1,944,310)	(2,140,404)	(2,298,255)	(2,231,432)
Net Increase (Decrease)	(14,835,621)	(30,122,636)	916,247	791,017	(195,402)	(1,022,697)	(787,654)	(194,399)

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

	North Carolina Intermediate Municipal Bond Fund		South Carolina Intermediate Municipal Bond Fund		Virginia Intermediate Municipal Bond Fund
Increase (Decrease) in Net Assets	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)	Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 (a)($)
Class Z
Subscriptions	37,527,961	24,064,197	24,105,098	22,321,797	48,530,283	56,859,412
Distributions reinvested	517,470	123,863	240,407	221,414	175,285	96,609
Redemptions	(21,294,036)	(33,704,631)	(27,374,508)	(37,725,516)	(42,886,356)	(67,806,464)
Net Increase (Decrease)	16,751,395	(9,516,571)	(3,029,003)	(15,182,305)	5,819,212	(10,850,443)
Net Increase (Decrease) from Share Transactions	14,742,697	(17,272,323)	(6,488,907)	(23,900,662)	661	(14,831,376)
Total Increase (Decrease) in Net Assets	14,536,813	(19,973,754)	(6,038,846)	(27,813,952)	1,954,628	(20,768,327)
Net Assets
Beginning of year	167,137,066	187,110,820	190,070,620	217,884,572	325,155,086	345,923,413
End of year	181,673,879	167,137,066	184,031,774	190,070,620	327,109,714	325,155,086
Undistributed (overdistributed) net investment income at the end of period	779,268	840,297	1,152,134	1,165,160	827,359	916,833
Changes in Shares
Class A
Subscriptions	212,865	868,078	136,299	490,594	201,409	1,178,490
Issued for distributions reinvested	54,690	48,997	45,870	59,310	132,786	112,644
Redemptions	(308,620)	(881,440)	(323,573)	(937,769)	(749,123)	(781,481)
Net Increase (Decrease)	(41,065)	35,635	(141,404)	(387,865)	(414,928)	509,653
Class B
Subscriptions	969	17,114	22,725	5,387	4,581	14,577
Issued for distributions reinvested	9,016	17,140	7,587	14,138	6,924	13,276
Redemptions	(77,080)	(872,972)	(154,627)	(397,000)	(129,569)	(867,861)
Net Increase (Decrease)	(67,095)	(838,718)	(124,315)	(377,475)	(118,064)	(840,008)
Class C
Subscriptions	44,395	161,393	61,724	106,305	14,290	11,561
Issued for distributions reinvested	2,439	2,009	10,617	11,363	3,087	3,120
Redemptions	(132,014)	(98,344)	(145,459)	(188,150)	(28,462)	(50,075)
Net Increase (Decrease)	(85,180)	65,058	(73,118)	(70,482)	(11,085)	(35,394)
Class Z
Subscriptions	3,611,328	2,280,616	2,347,476	2,140,855	4,535,153	5,242,351
Issued for distributions reinvested	49,899	11,761	23,387	21,209	16,395	8,929
Redemptions	(2,048,095)	(3,193,132)	(2,659,338)	(3,607,849)	(4,009,896)	(6,256,586)
Net Increase (Decrease)	1,613,132	(900,755)	(288,475)	(1,445,785)	541,652	(1,005,306)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.14		$10.21		$10.42	$10.40	$10.13
Income From Investment Operations:
Net investment income (b)	0.30		0.22		0.22	0.20	0.23
Net realized and unrealized gain (loss) on investments	0.03		(0.04)		(0.21)	0.02	0.27
Total from Investment Operations	0.33		0.18		0.01	0.22	0.50
Less Distributions Declared to Shareholders:
From net investment income	(0.30)		(0.25)		(0.22)	(0.20)	(0.23)
Net Asset Value, End of Period	$10.17		$10.14		$10.21	$10.42	$10.40
Total return (c)(d)	3.30%		1.80%		0.07%	2.09%	5.00%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.65	%(e)	0.65	%(e)	0.65%	0.65%	0.65%
Interest expense (f)	—%		—%		—%	—%	—%
Net expenses	0.65	%(e)	0.65	%(e)	0.65%	0.65%	0.65%
Waiver/reimbursement	0.11%		0.08%		0.15%	0.18%	0.19%
Net investment income	2.95	%(e)	2.47	%(e)	2.10%	1.87%	2.21%
Portfolio turnover rate	98%		13%		17%	20%	11%
Net assets, end of period (000's)	$32,855		$52,003		$88,601	$181,802	$210,556

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.14		$10.21		$10.42	$10.40	$10.13
Income From Investment Operations:
Net investment income (b)	0.22		0.16		0.14	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.03		(0.05)		(0.21)	0.02	0.27
Total from Investment Operations	0.25		0.11		(0.07)	0.14	0.43
Less Distributions Declared to Shareholders:
From net investment income	(0.22)		(0.18)		(0.14)	(0.12)	(0.16)
Net Asset Value, End of Period	$10.17		$10.14		$10.21	$10.42	$10.40
Total return (c)(d)	2.54%		1.04%		(0.68)%	1.33%	4.22%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.40	%(e)	1.40	%(e)	1.40%	1.40%	1.40%
Interest expense (f)	—%		—%		—%	—%	—%
Net expenses	1.40	%(e)	1.40	%(e)	1.40%	1.40%	1.40%
Waiver/reimbursement	0.11%		0.08%		0.15%	0.18%	0.19%
Net investment income	2.20	%(e)	1.72	%(e)	1.35%	1.12%	1.46%
Portfolio turnover rate	98%		13%		17%	20%	11%
Net assets, end of period (000's)	$739		$904		$1,186	$1,356	$1,771

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.14		$10.21		$10.42	$10.40	$10.13
Income From Investment Operations:
Net investment income (b)	0.22		0.16		0.14	0.12	0.15
Net realized and unrealized gain (loss) on investments	0.03		(0.05)		(0.21)	0.02	0.28
Total from Investment Operations	0.25		0.11		(0.07)	0.14	0.43
Less Distributions Declared to Shareholders:
From net investment income	(0.22)		(0.18)		(0.14)	(0.12)	(0.16)
Net Asset Value, End of Period	$10.17		$10.14		$10.21	$10.42	$10.40
Total return (c)(d)	2.53%		1.04%		(0.68)%	1.33%	4.21%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.40	%(e)	1.40	%(e)	1.40%	1.40%	1.40%
Interest expense (f)	—%		—%		—%	—%	—%
Net expenses	1.40	%(e)	1.40	%(e)	1.40%	1.40%	1.40%
Waiver/reimbursement	0.11%		0.08%		0.15%	0.18%	0.19%
Net investment income	2.20	%(e)	1.72	%(e)	1.34%	1.12%	1.46%
Portfolio turnover rate	98%		13%		17%	20%	11%
Net assets, end of period (000's)	$16,549		$22,848		$32,123	$56,551	$82,563

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.14		$10.21		$10.42	$10.40	$10.13
Income From Investment Operations:
Net investment income (b)	0.32		0.25		0.24	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.04		(0.04)		(0.21)	0.02	0.27
Total from Investment Operations	0.36		0.21		0.03	0.24	0.53
Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.28)		(0.24)	(0.22)	(0.26)
Net Asset Value, End of Period	$10.17		$10.14		$10.21	$10.42	$10.40
Total return (c)(d)	3.56%		2.05%		0.31%	2.34%	5.27%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.40	%(e)	0.40	%(e)	0.40%	0.40%	0.40%
Interest expense (f)	—%		—%		—%	—%	—%
Net expenses	0.40	%(e)	0.40	%(e)	0.40%	0.40%	0.40%
Waiver/reimbursement	0.11%		0.08%		0.15%	0.18%	0.19%
Net investment income	3.20	%(e)	2.72	%(e)	2.35%	2.12%	2.46%
Portfolio turnover rate	98%		13%		17%	20%	11%
Net assets, end of period (000's)	$380,532		$529,770		$840,910	$1,009,036	$773,148

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005		2004		2003 (b)
Net Asset Value, Beginning of Period	$9.49		$9.63		$10.01		$10.02		$10.00
Income From Investment Operations:
Net investment income (c)	0.33		0.31		0.30		0.32		0.18
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		(0.08)		(0.27)		0.05		0.09
Total from Investment Operations	0.47		0.23		0.03		0.37		0.27
Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.32)		(0.30)		(0.32)		(0.18)
From net realized gains	—		(0.05)		(0.11)		(0.06)		(0.07)
Total Distributions Declared to Shareholders	(0.33)		(0.37)		(0.41)		(0.38)		(0.25)
Net Asset Value, End of Period	$9.63		$9.49		$9.63		$10.01		$10.02
Total return (d)(e)	5.00%		2.37%		0.34%		3.72%		1.42	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.75	%(g)	0.75	%(g)	0.75%		0.75%		0.75	%(h)
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses	0.75	%(g)	0.75	%(g)	0.75%		0.75%		0.75	%(h)
Waiver/reimbursement	0.20%		0.18%		0.28%		0.24%		0.27	%(h)
Net investment income	3.41	%(g)	3.30	%(g)	3.10%		3.15%		3.36	%(h)
Portfolio turnover rate	13%		35%		26%		12%		19	%(f)
Net assets, end of period (000's)	$9,108		$7,145		$5,427		$10,151		$7,884

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  The Fund's Class A shares commenced operations on September 9, 2002.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005		2004		2003(b)
Net Asset Value, Beginning of Period	$9.48		$9.62		$10.00		$10.01		$10.00
Income From Investment Operations:
Net investment income (c)	0.26		0.24		0.23		0.24		0.15
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		(0.08)		(0.27)		0.05		0.08
Total from Investment Operations	0.40		0.16		(0.04)		0.29		0.23
Less Distributions Declared to Shareholders:
From net investment income	(0.26)		(0.25)		(0.23)		(0.24)		(0.15)
From net realized gains	—		(0.05)		(0.11)		(0.06)		(0.07)
Total Distributions Declared to Shareholders	(0.26)		(0.30)		(0.34)		(0.30)		(0.22)
Net Asset Value, End of Period	$9.62		$9.48		$9.62		$10.00		$10.01
Total return (d)(e)	4.22%		1.61%		(0.41)%		2.95%		1.91	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(g)	1.50	%(g)	1.50%		1.50%		1.50	%(h)
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses	1.50	%(g)	1.50	%(g)	1.50%		1.50%		1.50	%(h)
Waiver/reimbursement	0.20%		0.18%		0.28%		0.24%		0.27	%(h)
Net investment income	2.67	%(g)	2.55	%(g)	2.33%		2.40%		2.61	%(h)
Portfolio turnover rate	13%		35%		26%		12%		19	%(f)
Net assets, end of period (000's)	$874		$1,258		$1,163		$1,281		$945

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  The Fund's Class B shares commenced operations on August 29, 2002.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005		2004		2003(b)
Net Asset Value, Beginning of Period	$9.49		$9.63		$10.01		$10.02		$10.00
Income From Investment Operations:
Net investment income (c)	0.26		0.25		0.23		0.24		0.14
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		(0.09)		(0.27)		0.05		0.09
Total from Investment Operations	0.40		0.16		(0.04)		0.29		0.23
Less Distributions Declared to Shareholders:
From net investment income	(0.26)		(0.25)		(0.23)		(0.24)		(0.14)
From net realized gains	—		(0.05)		(0.11)		(0.06)		(0.07)
Total Distributions Declared to Shareholders	(0.26)		(0.30)		(0.34)		(0.30)		(0.21)
Net Asset Value, End of Period	$9.63		$9.49		$9.63		$10.01		$10.02
Total return (d)(e)	4.22%		1.61%		(0.40)%		2.95%		0.96	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(g)	1.50	%(g)	1.50%		1.50%		1.50	%(h)
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses	1.50	%(g)	1.50	%(g)	1.50%		1.50%		1.50	%(h)
Waiver/reimbursement	0.20%		0.18%		0.28%		0.24%		0.27	%(h)
Net investment income	2.67	%(g)	2.55	%(g)	2.33%		2.40%		2.61	%(h)
Portfolio turnover rate	13%		35%		26%		12%		19	%(f)
Net assets, end of period (000's)	$1,274		$1,339		$2,797		$4,075		$3,017

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  The Fund's Class C shares commenced operations on September 11, 2002.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005		2004		2003(b)
Net Asset Value, Beginning of Period	$9.47		$9.61		$9.99		$10.00		$10.00
Income From Investment Operations:
Net investment income (c)	0.35		0.34		0.33		0.34		0.22
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		(0.09)		(0.27)		0.05		0.07
Total from Investment Operations	0.49		0.25		0.06		0.39		0.29
Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.34)		(0.33)		(0.34)		(0.22)
From net realized gains	—		(0.05)		(0.11)		(0.06)		(0.07)
Total Distributions Declared to Shareholders	(0.35)		(0.39)		(0.44)		(0.40)		(0.29)
Net Asset Value, End of Period	$9.61		$9.47		$9.61		$9.99		$10.00
Total return (d)(e)	5.27%		2.63%		0.59%		3.99%		2.94	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.50	%(g)	0.50	%(g)	0.50%		0.50%		0.50	%(h)
Interest expense	—		—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses	0.50	%(g)	0.50	%(g)	0.50		0.50		0.50	%(h)
Waiver/reimbursement	0.20%		0.18%		0.28%		0.24%		0.27	%(h)
Net investment income	3.67	%(g)	3.55	%(g)	3.32%		3.40%		3.61	%(h)
Portfolio turnover rate	13%		35%		26%		12%		19	%(f)
Net assets, end of period (000's)	$132,921		$122,286		$116,533		$128,957		$124,009

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  The Fund's Class Z shares commenced operations on August 19, 2002.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.51		$10.66		$10.98		$10.92		$10.69
Income From Investment Operations:
Net investment income (b)	0.40		0.40		0.41		0.42		0.46
Net realized and unrealized gain (loss) on investments	0.03		(0.15)		(0.32)		0.06		0.23
Total from Investment Operations	0.43		0.25		0.09		0.48		0.69
Less Distributions Declared to Shareholders:
From net investment income	(0.40)		(0.40)		(0.41)		(0.42)		(0.46)
From net realized gains	—		—		—		—		—
Total Distributions Declared to Shareholders	(0.40)		(0.40)		(0.41)		(0.42)		(0.46)
Net Asset Value, End of Period	$10.54		$10.51		$10.66		$10.98		$10.92
Total return (c)(d)	4.20%		2.38%		0.80%		4.47%		6.54%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.75	%(e)	0.75	%(e)	0.75%		0.75%		0.75%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75%		0.75%		0.75%
Waiver/reimbursement	0.21%		0.19%		0.25%		0.23%		0.23%
Net investment income	3.84	%(e)	3.79	%(e)	3.76%		3.83%		4.22%
Portfolio turnover rate	26%		12%		8%		11%		15%
Net assets, end of period (000's)	$15,574		$17,913		$21,415		$21,887		$18,979

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.52		$10.67		$10.99		$10.92		$10.69
Income From Investment Operations:
Net investment income (b)	0.33		0.32		0.32		0.34		0.39
Net realized and unrealized gain (loss) on investments	0.03		(0.15)		(0.32)		0.07		0.22
Total from Investment Operations	0.36		0.17		—		0.41		0.61
Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.32)		(0.32)		(0.34)		(0.38)
From net realized gains	—		—		—		—		—
Total Distributions Declared to Shareholders	(0.33)		(0.32)		(0.32)		(0.34)		(0.38)
Net Asset Value, End of Period	$10.55		$10.52		$10.67		$10.99		$10.92
Total return (c)(d)	3.43%		1.62%		0.05%		3.79%		5.76%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Waiver/reimbursement	0.21%		0.19%		0.25%		0.23%		0.23%
Net investment income	3.09	%(e)	3.04	%(e)	3.01%		3.08%		3.47%
Portfolio turnover rate	26%		12%		8%		11%		15%
Net assets, end of period (000's)	$1,960		$2,581		$6,662		$7,462		$9,135

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.51		$10.66		$10.98		$10.92		$10.69
Income From Investment Operations:
Net investment income (b)	0.33		0.32		0.33		0.34		0.37
Net realized and unrealized gain (loss) on investments	0.04		(0.15)		(0.33)		0.06		0.24
Total from Investment Operations	0.37		0.17		—		0.40		0.61
Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.32)		(0.32)		(0.34)		(0.38)
From net realized gains	—		—		—		—		—
Total Distributions Declared to Shareholders	(0.33)		(0.32)		(0.32)		(0.34)		(0.38)
Net Asset Value, End of Period	$10.55		$10.51		$10.66		$10.98		$10.92
Total return (c)(d)	3.52%		1.62%		0.05%		3.69%		5.74%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Waiver/reimbursement	0.21%		0.19%		0.25%		0.23%		0.23%
Net investment income	3.09	%(e)	3.04	%(e)	3.01%		3.08%		3.47%
Portfolio turnover rate	26%		12%		8%		11%		15%
Net assets, end of period (000's)	$1,877		$2,189		$3,254		$4,769		$5,190

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.51		$10.66		$10.98		$10.92		$10.69
Income From Investment Operations:
Net investment income (b)	0.43		0.43		0.43		0.45		0.49
Net realized and unrealized gain (loss) on investments	0.03		(0.15)		(0.32)		0.06		0.23
Total from Investment Operations	0.46		0.28		0.11		0.51		0.72
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.43)		(0.43)		(0.45)		(0.49)
From net realized gains	—		—		—		—		—
Total Distributions Declared to Shareholders	(0.43)		(0.43)		(0.43)		(0.45)		(0.49)
Net Asset Value, End of Period	$10.54		$10.51		$10.66		$10.98		$10.92
Total return (c)(d)	4.46%		2.63%		1.05%		4.73%		6.81%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.50	%(e)	0.50	%(e)	0.50%		0.50%		0.50%
Interest expense	—		—	%(f)	—	%(f)	—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50%		0.50%		0.50%
Waiver/reimbursement	0.21%		0.19%		0.25%		0.23%		0.23%
Net investment income	4.09	%(e)	4.04	%(e)	4.01%		4.08%		4.47%
Portfolio turnover rate	26%		12%		8%		11%		15%
Net assets, end of period (000's)	$100,541		$102,259		$114,652		$133,207		$150,797

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.57		$10.78		$11.22	$11.22	$10.84
Income From Investment Operations:
Net investment income (b)	0.40		0.39		0.39	0.41	0.44
Net realized and unrealized gain (loss) on investments	0.06		(0.22)		(0.44)	— (c)	0.38
Total from Investment Operations	0.46		0.17		(0.05)	0.41	0.82
Less Distributions Declared to Shareholders:
From net investment income	(0.40)		(0.38)		(0.39)	(0.41)	(0.44)
Net Asset Value, End of Period	$10.63		$10.57		$10.78	$11.22	$11.22
Total return (d)(e)	4.46%		1.59%		(0.43)%	3.70%	7.69%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.75	%(f)	0.75	%(f)	0.75%	0.75%	0.75%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	0.75	%(f)	0.75	%(f)	0.75%	0.75%	0.75%
Waiver/reimbursement	0.17%		0.16%		0.23%	0.22%	0.22%
Net investment income	3.81	%(f)	3.59	%(f)	3.54%	3.64%	3.97%
Portfolio turnover rate	20%		24%		2%	19%	15%
Net assets, end of period (000's)	$24,730		$28,877		$30,400	$34,458	$32,174

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.57		$10.78		$11.23	$11.22	$10.84
Income From Investment Operations:
Net investment income (b)	0.33		0.30		0.31	0.33	0.37
Net realized and unrealized gain (loss) on investments	0.06		(0.21)		(0.45)	— (c)	0.37
Total from Investment Operations	0.39		0.09		(0.14)	0.33	0.74
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.30)		(0.31)	(0.32)	(0.36)
Net Asset Value, End of Period	$10.64		$10.57		$10.78	$11.23	$11.22
Total return (d)(e)	3.78%		0.83%		(1.26)%	3.02%	6.89%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Waiver/reimbursement	0.17%		0.16%		0.23%	0.22%	0.22%
Net investment income	3.07	%(f)	2.84	%(f)	2.79%	2.89%	3.22%
Portfolio turnover rate	20%		24%		2%	19%	15%
Net assets, end of period (000's)	$4,159		$7,825		$13,119	$17,955	$20,565

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.57		$10.78		$11.23	$11.22	$10.84
Income From Investment Operations:
Net investment income (b)	0.32		0.30		0.31	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.06		(0.21)		(0.45)	— (c)	0.38
Total from Investment Operations	0.38		0.09		(0.14)	0.33	0.74
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.30)		(0.31)	(0.32)	(0.36)
Net Asset Value, End of Period	$10.63		$10.57		$10.78	$11.23	$11.22
Total return (d)(e)	3.68%		0.83%		(1.26)%	3.02%	6.88%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Waiver/reimbursement	0.17%		0.16%		0.23%	0.22%	0.22%
Net investment income	3.06	%(f)	2.84	%(f)	2.79%	2.89%	3.22%
Portfolio turnover rate	20%		24%		2%	19%	15%
Net assets, end of period (000's)	$1,767		$1,979		$2,628	$2,825	$2,776

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.57		$10.78		$11.23	$11.22	$10.84
Income From Investment Operations:
Net investment income (b)	0.43		0.41		0.41	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.06		(0.21)		(0.44)	— (c)	0.38
Total from Investment Operations	0.49		0.20		(0.03)	0.45	0.85
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.41)		(0.42)	(0.44)	(0.47)
Net Asset Value, End of Period	$10.63		$10.57		$10.78	$11.23	$11.22
Total return (d)(e)	4.72%		1.84%		(0.27)%	4.05%	7.95%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Waiver/reimbursement	0.17%		0.16%		0.23%	0.22%	0.22%
Net investment income	4.06	%(f)	3.84	%(f)	3.79%	3.89%	4.22%
Portfolio turnover rate	20%		24%		2%	19%	15%
Net assets, end of period (000's)	$141,094		$148,553		$153,653	$188,400	$192,668

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.40		$10.56		$10.87		$10.85		$10.44
Income From Investment Operations:
Net investment income (b)	0.40		0.41		0.41		0.41		0.44
Net realized and unrealized gain (loss) on investments	0.03		(0.16)		(0.31)		0.02		0.41
Total from Investment Operations	0.43		0.25		0.10		0.43		0.85
Less Distributions Declared to Shareholders:
From net investment income	(0.39)		(0.41)		(0.41)		(0.41)		(0.44)
From net realized gains	(0.06)		—		—		—		—
Total Distributions Declared to Shareholders	(0.45)		(0.41)		(0.41)		(0.41)		(0.44)
Net Asset Value, End of Period	$10.38		$10.40		$10.56		$10.87		$10.85
Total return (c)(d)	4.23%		2.37%		0.93%		4.03%		8.21%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.75	%(e)	0.75	%(e)	0.75%		0.75%		0.75%
Interest expense	—		—		—	%(f)	—	%(f)	—
Net expenses	0.75	%(e)	0.75	%(e)	0.75%		0.75%		0.75%
Waiver/reimbursement	0.18%		0.17%		0.23%		0.22%		0.22%
Net investment income	3.80	%(e)	3.89	%(e)	3.83%		3.77%		4.05%
Portfolio turnover rate	17%		16%		6%		20%		9%
Net assets, end of period (000's)	$18,705		$19,155		$19,082		$25,608		$23,677

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.39		$10.56		$10.87		$10.85		$10.43
Income From Investment Operations:
Net investment income (b)	0.32		0.33		0.33		0.33		0.36
Net realized and unrealized gain (loss) on investments	0.04		(0.17)		(0.31)		0.02		0.42
Total from Investment Operations	0.36		0.16		0.02		0.35		0.78
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.33)		(0.33)		(0.33)		(0.36)
From net realized gains	(0.06)		—		—		—		—
Total Distributions Declared to Shareholders	(0.37)		(0.33)		(0.33)		(0.33)		(0.36)
Net Asset Value, End of Period	$10.38		$10.39		$10.56		$10.87		$10.85
Total return (c)(d)	3.55%		1.51%		0.18%		3.25%		7.51%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Interest expense	—		—		—	%(f)	—	%(f)	—
Net expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Waiver/reimbursement	0.18%		0.17%		0.23%		0.22%		0.22%
Net investment income	3.05	%(e)	3.14	%(e)	3.08%		3.02%		3.30%
Portfolio turnover rate	17%		16%		6%		20%		9%
Net assets, end of period (000's)	$3,776		$4,478		$13,403		$16,228		$18,414

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.40		$10.56		$10.87		$10.85		$10.44
Income From Investment Operations:
Net investment income (b)	0.32		0.33		0.33		0.33		0.36
Net realized and unrealized gain (loss) on investments	0.03		(0.16)		(0.31)		0.02		0.41
Total from Investment Operations	0.35		0.17		0.02		0.35		0.77
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.33)		(0.33)		(0.33)		(0.36)
From net realized gains	(0.06)		—		—		—		—
Total Distributions Declared to Shareholders	(0.37)		(0.33)		(0.33)		(0.33)		(0.36)
Net Asset Value, End of Period	$10.38		$10.40		$10.56		$10.87		$10.85
Total return (c)(d)	3.45%		1.60%		0.17%		3.25%		7.40%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Interest expense	—		—		—	%(f)	—	%(f)	—
Net expenses	1.50	%(e)	1.50	%(e)	1.50%		1.50%		1.50%
Waiver/reimbursement	0.18%		0.17%		0.23%		0.22%		0.22%
Net investment income	3.05	%(e)	3.14	%(e)	3.08%		3.02%		3.30%
Portfolio turnover rate	17%		16%		6%		20%		9%
Net assets, end of period (000's)	$3,760		$4,650		$4,037		$1,942		$1,585

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$10.39		$10.56		$10.87		$10.85		$10.43
Income From Investment Operations:
Net investment income (b)	0.42		0.43		0.43		0.44		0.46
Net realized and unrealized gain (loss) on investments	0.05		(0.16)		(0.30)		0.02		0.42
Total from Investment Operations	0.47		0.27		0.13		0.46		0.88
Less Distributions Declared to Shareholders:
From net investment income	(0.42)		(0.44)		(0.44)		(0.44)		(0.46)
From net realized gains	(0.06)		—		—		—		—
Total Distributions Declared to Shareholders	(0.48)		(0.44)		(0.44)		(0.44)		(0.46)
Net Asset Value, End of Period	$10.38		$10.39		$10.56		$10.87		$10.85
Total return (c)(d)	4.59%		2.53%		1.19%		4.29%		8.59%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.50	%(e)	0.50	%(e)	0.50%		0.50%		0.50%
Interest expense	—		—		—	%(f)	—	%(f)	—
Net expenses	0.50	%(e)	0.50	%(e)	0.50%		0.50%		0.50%
Waiver/reimbursement	0.18%		0.17%		0.23%		0.22%		0.22%
Net investment income	4.05	%(e)	4.14	%(e)	4.08%		4.02%		4.30%
Portfolio turnover rate	17%		16%		6%		20%		9%
Net assets, end of period (000's)	$155,432		$138,854		$150,588		$192,537		$203,170

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.25		$10.46		$10.79	$10.73	$10.50
Income From Investment Operations:
Net investment income (b)	0.39		0.43		0.41	0.42	0.46
Net realized and unrealized gain (loss) on investments	0.06		(0.17)		(0.29)	0.14	0.24
Total from Investment Operations	0.45		0.26		0.12	0.56	0.70
Less Distributions Declared to Shareholders:
From net investment income	(0.38)		(0.40)		(0.41)	(0.42)	(0.47)
From net realized gains	(0.05)		(0.07)		(0.04)	(0.08)	— (c)
Total Distributions Declared to Shareholders	(0.43)		(0.47)		(0.45)	(0.50)	(0.47)
Net Asset Value, End of Period	$10.27		$10.25		$10.46	$10.79	$10.73
Total return (d)(e)	4.50%		2.46%		1.11%	5.41%	6.79%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.75	%(f)	0.75	%(f)	0.75%	0.75%	0.75%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	0.75	%(f)	0.75	%(f)	0.75%	0.75%	0.75%
Waiver/reimbursement	0.17%		0.14%		0.21%	0.21%	0.21%
Net investment income	3.77	%(f)	3.78	%(f)	3.80%	3.94%	4.39%
Portfolio turnover rate	15%		11%		9%	15%	24%
Net assets, end of period (000's)	$17,443		$18,855		$23,303	$27,956	$29,186

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.25		$10.46		$10.79	$10.73	$10.50
Income From Investment Operations:
Net investment income (b)	0.31		0.34		0.33	0.34	0.40
Net realized and unrealized gain (loss) on investments	0.07		(0.16)		(0.29)	0.14	0.22
Total from Investment Operations	0.38		0.18		0.04	0.48	0.62
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.32)		(0.33)	(0.34)	(0.39)
From net realized gains	(0.05)		(0.07)		(0.04)	(0.08)	— (c)
Total Distributions Declared to Shareholders	(0.36)		(0.39)		(0.37)	(0.42)	(0.39)
Net Asset Value, End of Period	$10.27		$10.25		$10.46	$10.79	$10.73
Total return (d)(e)	3.72%		1.70%		0.35%	4.62%	6.00%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Waiver/reimbursement	0.17%		0.14%		0.22%	0.21%	0.21%
Net investment income	3.02	%(f)	3.03	%(f)	3.06%	3.19%	3.64%
Portfolio turnover rate	15%		11%		9%	15%	24%
Net assets, end of period (000's)	$2,866		$4,135		$8,170	$10,524	$11,892

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.26		$10.47		$10.80	$10.74	$10.51
Income From Investment Operations:
Net investment income (b)	0.31		0.34		0.33	0.34	0.38
Net realized and unrealized gain (loss) on investments	0.07		(0.16)		(0.29)	0.14	0.24
Total from Investment Operations	0.38		0.18		0.04	0.48	0.62
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.32)		(0.33)	(0.34)	(0.39)
From net realized gains	(0.05)		(0.07)		(0.04)	(0.08)	— (c)
Total Distributions Declared to Shareholders	(0.36)		(0.39)		(0.37)	(0.42)	(0.39)
Net Asset Value, End of Period	$10.28		$10.26		$10.47	$10.80	$10.74
Total return (d)(e)	3.72%		1.70%		0.36%	4.62%	5.98%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Waiver/reimbursement	0.17%		0.14%		0.22%	0.21%	0.21%
Net investment income	3.02	%(f)	3.03	%(f)	3.06%	3.19%	3.64%
Portfolio turnover rate	15%		11%		9%	15%	24%
Net assets, end of period (000's)	$6,324		$7,060		$7,944	$9,103	$9,997

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.25		$10.46		$10.79	$10.74	$10.50
Income From Investment Operations:
Net investment income (b)	0.41		0.46		0.43	0.45	0.50
Net realized and unrealized gain (loss) on investments	0.07		(0.18)		(0.29)	0.13	0.24
Total from Investment Operations	0.48		0.28		0.14	0.58	0.74
Less Distributions Declared to Shareholders:
From net investment income	(0.41)		(0.42)		(0.43)	(0.45)	(0.50)
From net realized gains	(0.05)		(0.07)		(0.04)	(0.08)	— (c)
Total Distributions Declared to Shareholders	(0.46)		(0.49)		(0.47)	(0.53)	(0.50)
Net Asset Value, End of Period	$10.27		$10.25		$10.46	$10.79	$10.74
Total return (d)(e)	4.76%		2.71%		1.36%	5.57%	7.16%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Waiver/reimbursement	0.17%		0.14%		0.22%	0.21%	0.21%
Net investment income	4.01	%(f)	4.03	%(f)	4.05%	4.19%	4.64%
Portfolio turnover rate	15%		11%		9%	15%	24%
Net assets, end of period (000's)	$157,399		$160,021		$178,468	$220,249	$212,300

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.67		$10.86		$11.21	$11.18	$10.79
Income From Investment Operations:
Net investment income (b)	0.38		0.38		0.40	0.43	0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.11		(0.18)		(0.33)	0.03	0.38
Total from Investment Operations	0.49		0.20		0.07	0.46	0.84
Less Distributions Declared to Shareholders:
From net investment income	(0.38)		(0.38)		(0.40)	(0.43)	(0.45)
From net realized gains	(0.05)		(0.01)		(0.02)	— (c)	—
Total Distributions Declared to Shareholders	(0.43)		(0.39)		(0.42)	(0.43)	(0.45)
Net Asset Value, End of Period	$10.73		$10.67		$10.86	$11.21	$11.18
Total return (d)(e)	4.64%		1.88%		0.69%	4.21%	7.95%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.75	%(f)	0.75	%(f)	0.75%	0.75%	0.75%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	0.75	%(f)	0.75	%(f)	0.75%	0.75%	0.75%
Waiver/reimbursement	0.13%		0.12%		0.19%	0.20%	0.20%
Net investment income	3.55	%(f)	3.54	%(f)	3.70%	3.85%	4.11%
Portfolio turnover rate	22%		30%		14%	17%	7%
Net assets, end of period (000's)	$48,924		$53,054		$48,476	$57,288	$57,088

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.67		$10.86		$11.22	$11.18	$10.79
Income From Investment Operations:
Net investment income (b)	0.30		0.30		0.32	0.35	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.11		(0.18)		(0.34)	0.04	0.39
Total from Investment Operations	0.41		0.12		(0.02)	0.39	0.76
Less Distributions Declared to Shareholders:
From net investment income	(0.30)		(0.30)		(0.32)	(0.35)	(0.37)
From net realized gains	(0.05)		(0.01)		(0.02)	— (c)	—
Total Distributions Declared to Shareholders	(0.35)		(0.31)		(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$10.73		$10.67		$10.86	$11.22	$11.18
Total return (d)(e)	3.86%		1.12%		(0.15)%	3.52%	7.14%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Waiver/reimbursement	0.13%		0.12%		0.19%	0.20%	0.20%
Net investment income	2.80	%(f)	2.79	%(f)	2.95%	3.10%	3.36%
Portfolio turnover rate	22%		30%		14%	17%	7%
Net assets, end of period (000's)	$3,119		$4,360		$13,563	$15,907	$17,337

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.67		$10.86		$11.21	$11.18	$10.79
Income From Investment Operations:
Net investment income (b)	0.30		0.30		0.32	0.35	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.11		(0.18)		(0.33)	0.03	0.39
Total from Investment Operations	0.41		0.12		(0.01)	0.38	0.76
Less Distributions Declared to Shareholders:
From net investment income	(0.30)		(0.30)		(0.32)	(0.35)	(0.37)
From net realized gains	(0.05)		(0.01)		(0.02)	— (c)	—
Total Distributions Declared to Shareholders	(0.35)		(0.31)		(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$10.73		$10.67		$10.86	$11.21	$11.18
Total return (d)(e)	3.86%		1.12%		(0.06)%	3.43%	7.14%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	1.50	%(f)	1.50	%(f)	1.50%	1.50%	1.50%
Waiver/reimbursement	0.13%		0.12%		0.19%	0.20%	0.20%
Net investment income	2.80	%(f)	2.79	%(f)	2.95%	3.10%	3.36%
Portfolio turnover rate	22%		30%		14%	17%	7%
Net assets, end of period (000's)	$1,340		$1,450		$1,860	$2,303	$1,680

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.67		$10.86		$11.21	$11.18	$10.79
Income From Investment Operations:
Net investment income (b)	0.41		0.44		0.43	0.46	0.48
Net realized and unrealized gain (loss) on investments and futures contracts	0.10		(0.21)		(0.33)	0.03	0.39
Total from Investment Operations	0.51		0.23		0.10	0.49	0.87
Less Distributions Declared to Shareholders:
From net investment income	(0.40)		(0.41)		(0.43)	(0.46)	(0.48)
From net realized gains	(0.05)		(0.01)		(0.02)	— (c)	—
Total Distributions Declared to Shareholders	(0.45)		(0.42)		(0.45)	(0.46)	(0.48)
Net Asset Value, End of Period	$10.73		$10.67		$10.86	$11.21	$11.18
Total return (d)(e)	4.90%		2.13%		0.94%	4.47%	8.21%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Interest expense (g)	—%		—%		—%	—%	—%
Net expenses	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Waiver/reimbursement	0.13%		0.12%		0.19%	0.20%	0.20%
Net investment income	3.80	%(f)	3.79	%(f)	3.94%	4.10%	4.36%
Portfolio turnover rate	22%		30%		14%	17%	7%
Net assets, end of period (000's)	$273,728		$266,292		$282,024	$280,515	$287,348

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no intitial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Municipal Bond Funds, March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Short Term Municipal Bond Fund
  Columbia California Intermediate Municipal Bond Fund
  Columbia Georgia Intermediate Municipal Bond Fund
  Columbia Maryland Intermediate Municipal Bond Fund
  Columbia North Carolina Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Virginia Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund is a diversified fund. Columbia Maryland Intermediate Municipal Bond Fund is a non-diversified fund. Each of the remaining Funds operates as a diversified fund.

Investment Goals

Columbia Short Term Municipal Bond Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal. Each of the Intermediate Municipal Bond Funds seeks high current income exempt from federal income tax and the respective state income tax consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares and each offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and, as applicable sales charges.

Class A shares are subject to a maximum front-end sales charge of 1.00% for Columbia Short Term Municipal Bond Fund and 3.25% for the Intermediate Municipal Bond Funds, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares of the Intermediate Municipal Bond Funds are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months of purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds' prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value",

Municipal Bond Funds, March 31, 2007

such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Funds may invest in futures contracts to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the trustees and officers of the Trust are indemnified against

Municipal Bond Funds, March 31, 2007

certain liabilities that may arise out of actions related to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification adjustments, distributions reclassifications, redemption based payments treated as dividends paid deduction discount accretion/premium amortization on debt securities net operating losses, and expired capital loss carryforwards were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed / Overdistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Short Term Municipal Bond Fund	$(9,256)	$9,257	$(1)
Columbia California Intermediate Municipal Bond Fund	(1)	—	1
Columbia Georgia Intermediate Municipal Bond Fund	(1,062)	1,062	—
Columbia Maryland Intermediate Municipal Bond Fund	(16,072)	16,073	(1)
Columbia North Carolina Intermediate Municipal Bond Fund	(61,029)	43,959	17,070
Columbia South Carolina Intermediate Municipal Bond Fund	(13,026)	13,027	(1)
Columbia Virginia Intermediate Municipal Bond Fund	(89,473)	102,775	(13,302)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	March 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-term Capital Gains
Columbia Short Term Municipal Bond Fund	$15,263,904	$86,190	$—
Columbia California Intermediate Municipal Bond Fund	5,007,701	14,467	—
Columbia Georgia Intermediate Municipal Bond Fund	4,925,653	3,769	—
Columbia Maryland Intermediate Municipal Bond Fund	6,920,280	90,284	—
Columbia North Carolina Intermediate Municipal Bond Fund	6,872,224	47,714	903,191
Columbia South Carolina Intermediate Municipal Bond Fund	7,388,442	21,993	847,757
Columbia Virginia Intermediate Municipal Bond Fund	12,181,703	30,086	1,255,795

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Municipal Bond Funds, March 31, 2007

	March 31, 2006
	Tax-Exempt Income	Ordinary Income*	Long-term Capital Gains
Columbia Short Term Municipal Bond Fund	$20,454,767	$229,105	$—
Columbia California Intermediate Municipal Bond Fund	4,416,434	18,933	630,786
Columbia Georgia Intermediate Municipal Bond Fund	5,195,881	101,360	—
Columbia Maryland Intermediate Municipal Bond Fund	7,140,985	73,915	—
Columbia North Carolina Intermediate Municipal Bond Fund	7,075,740	119,903	—
Columbia South Carolina Intermediate Municipal Bond Fund	7,873,375	168,358	1,377,846
Columbia Virginia Intermediate Municipal Bond Fund	11,849,563	627,401	370,472

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Columbia Short Term Municipal Bond Fund	$1,173,223	$—	$—	$365,042
Columbia California Intermediate Municipal Bond Fund	374,691	—	—	2,347,378
Columbia Georgia Intermediate Municipal Bond Fund	523,971	—	—	3,345,611
Columbia Maryland Intermediate Municipal Bond Fund	406,380	—	—	4,715,070
Columbia North Carolina Intermediate Municipal Bond Fund	1,094,037	—	—	5,398,644
Columbia South Carolina Intermediate Municipal Bond Fund	1,336,106	—	290,813	5,298,201
Columbia Virginia Intermediate Municipal Bond Fund	1,435,555	—	—	5,634,613

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Short Term Municipal Bond Fund	$1,177,240	$(812,198)	$365,042
Columbia California Intermediate Municipal Bond Fund	2,520,691	(173,313)	2,347,378
Columbia Georgia Intermediate Municipal Bond Fund	3,479,424	(133,813)	3,345,611
Columbia Maryland Intermediate Municipal Bond Fund	4,742,654	(27,584)	4,715,070
Columbia North Carolina Intermediate Municipal Bond Fund	5,594,740	(196,096)	5,398,644
Columbia South Carolina Intermediate Municipal Bond Fund	5,326,701	(28,500)	5,298,201
Columbia Virginia Intermediate Municipal Bond Fund	6,016,704	(382,091)	5,634,613

Municipal Bond Funds, March 31, 2007

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2009	2010	2011	2012	2013	2014	2015
Columbia Short Term
Municipal Bond Fund	$360,272	$14,892	$336,127	$110,010	$1,652,421	$1,817,431	$3,027,001
Columbia California Intermediate
Municipal Bond Fund	—	—	—	—	—	—	115,857
Columbia Georgia Intermediate Municipal Bond Fund	156,651	57,952	955,601	—	—	—	—
Columbia Maryland Intermediate
Municipal Bond Fund	202,401	—	480,249	—	828,332	901,428	271,557

Capital loss carryforwards were utilized or expired during the year ended March 31, 2007 as follows:

Fund	Capital losses Utilized/ Expired
Columbia Georgia Intermediate Municipal Bond Fund	$395,690

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2007, the following Funds elected to defer losses occurring between November 1, 2006 and March 31, 2007 under these rules as follows:

Capital losses deferred
Columbia Short Term Municipal Bond Fund	$879,246
Columbia North Carolina Intermediate
Municipal Bond Fund	26,417
Columbia Virginia Intermediate Municipal Bond Fund	184,480

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the

Municipal Bond Funds, March 31, 2007

Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
All Funds (except Columbia Short Term Municipal Bond Fund)	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Municipal Bond Fund	0.30%	0.25%	0.25%	0.25%	0.25%	0.25%

For the year ended March 31, 2007, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rate
Columbia Short Term Municipal Bond Fund	0.30%
Columbia California Intermediate Municipal Bond Fund	0.40%
Columbia Georgia Intermediate Municipal Bond Fund	0.40%
Columbia Maryland Intermediate Municipal Bond Fund	0.40%
Columbia North Carolina Intermediate Municipal Bond Fund	0.40%
Columbia South Carolina Intermediate Municipal Bond Fund	0.40%
Columbia Virginia Intermediate Municipal Bond Fund	0.40%

Administration Fee

Columbia provides administrative and other services to the Fund. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets less the fees payable by the Fund under the agreements described in the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each Fund pays a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses. In addition, under the Services Agreement, the Funds reimburse Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in "Administration fee" on the Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds

Municipal Bond Funds, March 31, 2007

under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Funds under these agreements are as follows:

Columbia Short Term Municipal Bond Fund	$101,817
Columbia California Intermediate Municipal Bond Fund	59,781
Columbia Georgia Intermediate Municipal Bond Fund	58,414
Columbia Maryland Intermediate Municipal Bond Fund	64,524
Columbia North Carolina Intermediate Municipal Bond Fund	63,770
Columbia South Carolina Intermediate Municipal Bond Fund	65,917
Columbia Virginia Intermediate Municipal Bond Fund	80,869

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of each Fund's average daily net assets, were as follows:

	Transfer Agent Fee Rates
Columbia Short Term Municipal Bond Fund	0.01%
Columbia California Intermediate Municipal Bond Fund	0.00	*
Columbia Georgia Intermediate Municipal Bond Fund	0.01
Columbia Maryland Intermediate Municipal Bond Fund	0.01
Columbia North Carolina Intermediate Municipal Bond Fund	0.01
Columbia South Carolina Intermediate Municipal Bond Fund	0.01
Columbia Virginia Intermediate Municipal Bond Fund	0.01

* Rounds to less than 0.01%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares.

Municipal Bond Funds, March 31, 2007

For the year ended March 31, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charge ("CDSC") fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Columbia Short Term Municipal Bond Fund	$244	$2,994	$—	$178
Columbia California Intermediate Municipal Bond Fund	1,235	—	199	—
Columbia Georgia Intermediate Municipal Bond Fund	1,443	3,300	3,842	1,679
Columbia Maryland Intermediate Municipal Bond Fund	292	—	10,447	—
Columbia North Carolina Intermediate Municipal Bond Fund	542	—	144	—
Columbia South Carolina Intermediate Municipal Bond Fund	263	—	3,633	—
Columbia Virginia Intermediate Municipal Bond Fund	4,074	11,988	3,859	—

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Expense Limits and Fee Waivers

Columbia has agreed to waive fees and/or reimburse expenses through July 31, 2007 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

Annual Rate
Columbia Short Term Municipal Bond Fund	0.40%
Columbia California Intermediate Municipal Bond Fund	0.50%
Columbia Georgia Intermediate Municipal Bond Fund	0.50%
Columbia Maryland Intermediate Municipal Bond Fund	0.50%
Columbia North Carolina Intermediate Municipal Bond Fund	0.50%
Columbia South Carolina Intermediate Municipal Bond Fund	0.50%
Columbia Virginia Intermediate Municipal Bond Fund	0.50%

There is no guarantee that these expense limitations will continue after July 31, 2007. Columbia is entitled to recover from the Funds any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected Fund's expenses to exceed the expense limitations in effect at the time of recovery.

Municipal Bond Funds, March 31, 2007

At March 31, 2007, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

	Amount of potential recovery expiring March 31,			Total potential	Amount recovered during year ended
	2010	2009	2008	recovery	3/31/07
Columbia Short Term Municipal Bond Fund	$554,470	$622,982	$1,654,068	$2,831,520	$—
Columbia California Intermediate Municipal Bond Fund	269,630	223,600	355,379	848,609	—
Columbia Georgia Intermediate Municipal Bond Fund	251,480	260,729	385,979	898,188	—
Columbia Maryland Intermediate Municipal Bond Fund	292,639	308,526	491,226	1,092,391	—
Columbia North Carolina Intermediate Municipal Bond Fund	305,301	295,622	473,009	1,073,932	—
Columbia South Carolina Intermediate Municipal Bond Fund	316,287	290,174	492,127	1,098,588	—
Columbia Virginia Intermediate Municipal Bond Fund	429,520	390,700	650,980	1,471,200	—

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other

Certain Funds have made investments of cash balances in Columbia Tax-Exempt Reserves, another portfolio of the Trust, pursuant to an exemptive order received from, and more recently pursuant to a rule adopted by, the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliates" on the Statements of Operations. Columbia earned advisory and administration fees on the investments made in the Columbia Tax-Exempt Reserves in addition to the advisory fees and administration fees earned by Columbia from the Funds. For the year ended March 31, 2007, Columbia earned the following fees related to investments in affiliated funds:

	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Short Term Municipal Bond Fund	$11,136	$5,358
Columbia California Intermediate Municipal Bond Fund	4,589	2,153
Columbia Georgia Intermediate Municipal Bond Fund	3,282	1,587
Columbia Maryland Intermediate Municipal Bond Fund	4,412	1,945
Columbia North Carolina Intermediate Municipal Bond Fund	4,265	1,948
Columbia South Carolina Intermediate Municipal Bond Fund	2,105	887
Columbia Virginia Intermediate Municipal Bond Fund	4,497	2,012

Municipal Bond Funds, March 31, 2007

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia Short Term
Municipal Bond Fund	$412,551,659	$511,184,865
Columbia California Intermediate Municipal Bond Fund	32,270,716	16,916,586
Columbia Georgia Intermediate Municipal Bond Fund	30,577,408	34,568,899
Columbia Maryland Intermediate Municipal Bond Fund	34,778,202	56,793,416
Columbia North Carolina Intermediate Municipal Bond Fund	42,822,557	28,899,542
Columbia South Carolina Intermediate Municipal Bond Fund	27,509,519	39,449,814
Columbia Virginia Intermediate Municipal Bond Fund	69,193,145	72,349,489

Note 6. Shares of Beneficial Interest

As of March 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are follows:

% of Shares Outstanding Held
Columbia Short Term Municipal Bond Fund	85.7
Columbia California Intermediate Municipal Bond Fund	91.0
Columbia Georgia Intermediate Municipal Bond Fund	79.6

% of Shares Outstanding Held
Columbia Maryland Intermediate Municipal Bond Fund	80.9
Columbia North Carolina Intermediate Municipal Bond Fund	82.5
Columbia South Carolina Intermediate Municipal Bond Fund	84.5
Columbia Virginia Intermediate Municipal Bond Fund	82.0

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

Municipal Bond Funds, March 31, 2007

For the year ended March 31, 2007, the average daily loan balance outstanding on days where borrowings existed were as follows:

	Average Amount Outstanding*	Average Interest Rate
Columbia Short Term Municipal Bond Fund	$3,000,000	5.38%
Columbia Maryland Intermediate Municipal Bond Fund	1,000,000	5.75%
Columbia South Carolina Intermediate Municipal Bond Fund	1,000,000	5.75%
Columbia Virginia Intermediate Municipal Bond Fund	2,000,000	5.56%

* The average amount outstanding was calculated based on daily balances in the period.

Note 8. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers is rated Aaa by Moody's Investors Service, Inc. ("Moody's) or rated AAA by Standard & Poor's, except for Radian Asset Assurance, Inc. which is rated Aa3 and AA by Moody's and Standard & Poor's, respectively. At March 31, 2007, investments supported by private insurers that represent greater than 5% of the total investments of the Funds were as follows:

Columbia Short Term Municipal Bond Fund

% of Total Investments
Financial Guaranty Insurance Co.	10.0
Ambac Assurance Corp.	7.7
Financial Security Assurance, Inc.	6.2
MBIA Insurance Corp.	5.7

Columbia California Intermediate Municipal Bond Fund

% of Total Investments
Ambac Assurance Corp.	20.4
Financial Guaranty Insurance Co.	16.7
Financial Security Assurance, Inc.	12.5
MBIA Insurance Corp.	8.7

Columbia Georgia Intermediate Municipal Bond Fund

% of Total Investments
MBIA Insurance Corp.	21.4
Ambac Assurance Corp.	14.1
Financial Security Assurance, Inc.	9.2
Financial Guaranty Insurance Co.	5.3
Federal National Mortgage Association	5.3

Columbia Maryland Intermediate Municipal Bond Fund

% of Total Investments
Financial Guaranty Insurance Co.	13.8
Ambac Assurance Corp.	6.1

Columbia North Carolina Intermediate Municipal Bond Fund

% of Total Investments
MBIA Insurance Corp.	11.1
Financial Guaranty Insurance Co.	10.6
Financial Security Assurance, Inc.	9.9
Ambac Assurance Corp.	9.7

Columbia South Carolina Intermediate Municipal Bond Fund

% of Total Investments
Financial Security Assurance, Inc.	25.9
Ambac Assurance Corp.	15.8
MBIA Insurance Corp.	12.0

Municipal Bond Funds, March 31, 2007

Columbia Virginia Intermediate Municipal Bond Fund

% of Total Investments
MBIA Insurance Corp.	20.7
Financial Security Assurance, Inc.	10.2
Financial Guaranty Insurance Co.	6.5

Geographic Focus

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

Municipal Bond Funds, March 31, 2007

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Unaudited Information

Federal Income Tax Information – Municipal Bond Funds

For the fiscal year ended March 31, 2007, the following percentage of distributions made from net investment income of the Columbia Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

Fund	Federal exempt percentage
Columbia Short Term Municipal Bond Fund	99.4%
Columbia California Intermediate Municipal Bond Fund	99.7
Columbia Georgia Intermediate Municipal Bond Fund	99.9
Columbia Maryland Intermediate Municipal Bond Fund	98.7
Columbia North Carolina Intermediate Municipal Bond Fund	99.0
Columbia South Carolina Intermediate Municipal Bond Fund	99.7
Columbia Virginia Intermediate Municipal Bond Fund	100.0

For the fiscal year ended March 31, 2007, the Funds designate long-term capital gains as follows:

Fund	Total long-term capital gain
Columbia North Carolina Intermediate Municipal Bond Fund	$506,036
Columbia South Carolina Intermediate Municipal Bond Fund	927,267
Columbia Virginia Intermediate Municipal Bond Fund	465,953

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Adviser since October 2004: Vice President – Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ form that of expenses to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreement for all of the Funds.

Profitability The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act.

The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD")1 agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report – Municipal Bond Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Municipal Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Municipal Bond Funds

Annual Report – March 31, 2007

Columbia Management®

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/129906-0307(05/07) 07/38771

Columbia Management®

Stock Funds

Annual Report – March 31, 2007

■  Columbia Asset Allocation Fund II

■  Columbia Marsico Growth Fund

■  Columbia Large Cap Core Fund

■  Columbia Marsico Focused Equities Fund

■  Columbia Small Cap Growth Fund II

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Economic Update	1

Columbia Asset Allocation Fund II	2

Columbia Marsico Growth Fund	7

Columbia Large Cap Core Fund	12

Columbia Marsico Focused Equities Fund	17

Columbia Small Cap Growth Fund II	22

Financial Statements	27

Investment Portfolios	28

Statements of Assets and Liabilities	41

Statements of Operations	43

Statements of Changes in Net Assets	46

Financial Highlights	52

Notes to Financial Statements	73

Report of Independent Registered Public Accounting Firm	85

Unaudited Information	86

Columbia Funds Master Investment Trust, LLC	87

Investment Portfolios	88

Financial Statements	101

Report of Independent Registered Public Accounting Firm	118

Fund Governance	119

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	122

Summary of Management Fee Evaluation by Independent Fee Consultant	125

Columbia Funds	131

Important Information About This Report	133

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

March 31, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Stock Funds

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice—to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.63%—somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

110-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

Summary

For the 12-month period that ended March 31, 2007

■  The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class Z	0.97

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	19,442	18,326
Class B	18,206	18,206
Class C	18,047	18,047
Class Z	20,024	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	01/18/94		07/15/98		11/11/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	10.06	3.71	9.27	4.27	9.28	8.28	10.35
5-year	5.49	4.24	4.67	4.34	4.68	4.68	5.70
10-Year	6.87	6.24	6.17	6.17	6.08	6.08	7.19

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. These Rule 12b-1 fees are not applicable to Class Z shares. The inception date for Class A shares is January 18, 1994.

Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

2

Understanding Your Expenses – Columbia Asset Allocation Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.89	1,018.70	6.42	6.29	1.25
Class B	1,000.00	1,000.00	1,056.00	1,014.96	10.25	10.05	2.00
Class C	1,000.00	1,000.00	1,056.10	1,014.96	10.25	10.05	2.00
Class Z	1,000.00	1,000.00	1,061.28	1,019.95	5.14	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers' Report – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	24.00
Class B	23.81
Class C	23.79
Class Z	23.95

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.43
Class B	0.26
Class C	0.26
Class Z	0.49

For the 12-month period ended March 31, 2007, the fund's Class A shares returned 10.06% without sales charge. The Russell 1000 Index returned 11.84% and the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%.1 The average return of the fund's peer group, the Morningstar Moderate Allocation Category, was 9.14%.2

Bias for stocks over bonds aided the fund's return

The fund's emphasis on stocks versus bonds was beneficial for fund performance during the period as the US and world stock markets continued to outperform bond markets. Within the equity portion of the portfolio, a high exposure to large cap stocks contributed to the fund's solid return. Materials, energy, consumer discretionary and utilities holdings all posted strong gains. By contrast, exposure to health care detracted from fund performance as traditional value sectors continued to outperform these growth-oriented sectors.

Moderate returns for bonds

In an environment of relatively steady interest rates and moderate inflation, most segments of the US bond market delivered moderate returns for the period, as did the fixed-income portion of the fund. Exposure to investment-grade corporate and mortgage-backed securities aided the fund's performance as these sectors did better than Treasury bonds. High-yield bonds led the fixed-income markets for the period. Within the mortgage-backed securities sector, the fund had more exposure than the index to bonds backed by 15-year mortgages which, while outperforming during the period, did not perform quite as well as bonds backed by 30-year mortgages.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. However, slower housing and manufacturing trends are also likely to be offset by gains in personal, business and government spending. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

In this environment, we expect equities to have an edge over other asset classes. Valuations remain attractive, with stocks generally trading near or just below their historical valuation levels. Large caps may be at a slight valuation advantage to small

1The Russell 1000 Index measures the performance of the 1,000 largest US companies and represents approximately 90% of the US equity market. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

4

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund II caps and growth appears to have a valuation edge over value, given the strong run up the small cap and value segments of the market have experienced over the past several years. We continue to expect international markets to hold their ground, supported by solid economic growth and relatively low interest rates around the world. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

Top 5 equity sectors

as of 03/31/07 (%)

Financials	14.0
Information technology	9.7
Health care	7.7
Consumer discretionary	7.5
Industrials	6.8

Top 10 equity holdings

as of 03/31/07 (%)

Exxon Mobil	2.4
Citigroup	1.7
Microsoft	1.7
JPMorgan Chase	1.2
Cisco Systems	1.1
Pfizer	1.0
AT&T	1.0
General Electric	1.0
American International Group	0.9
Goldman Sachs Group	0.9

Portfolio structure

as of 03/31/07 (%)

Common stocks	64.8
Mortgage-backed securities	14.0
Corporate fixed-income
bonds & notes	9.1
Government & agency
obligations	5.0
Collateralized mortgage
obligations	4.2
Commercial mortgage-backed
securities	2.8
Asset-backed securities	0.0	*
Short-term obligation	0.1
Other assets & liabilities, net	0.0	*

*Represents less than 0.1%.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Fund Profile – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+10.06%

Class A shares (without sales charge)

+11.84%

Russell 1000 Index

+6.59%

Lehman Brothers U.S. Aggregate Bond Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned 10.06% without sales charge.

■  The fund's benchmarks, the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Bond Index, returned 11.84% and 6.59%, respectively. The average return of the fund's peer group, the Morningstar Moderate Allocation Category, was 9.14%.

■  The fund's bias for bonds over stocks aided its return. A high exposure to large cap stocks contributed to the fund's solid performance.

Portfolio Management

Vikram Kuriyan has co-managed the equity portion of the fund since February 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Leonard Aplet has co-managed the fixed-income and money market portions of the fund since February 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Richard Cutts has co-managed the fixed-income and money market portions of the fund since February 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Source for all statistical data—Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

6

Performance Information – Columbia Marsico Growth Fund

Growth of a $10,000 investment 12/31/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 12/31/97 – 03/31/07 ($)

Sales charge	without	with
Class A	20,466	19,290
Class B	19,154	19,154
Class C	19,174	19,174
Class R	20,385	n/a
Class Z	20,831	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Inception	12/31/97		12/31/97		12/31/97		01/23/06	12/31/97
Sales charge	without	with	without	with	without	with	without	without
1-year	3.53	–2.41	2.83	–2.17	2.77	1.77	3.34	3.83
5-year	6.56	5.30	5.77	5.45	5.77	5.77	6.47	6.83
Life	8.05	7.36	7.28	7.28	7.29	7.29	8.01	8.26

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since the newer class of shares is subject to higher Rule 12b-1 fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class R	1.49
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the  expense ratios disclosed elsewhere in this report.

7

Understanding Your Expenses – Columbia Marsico Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.02	1,018.70	6.49	6.29	1.25
Class B	1,000.00	1,000.00	1,079.28	1,014.96	10.37	10.05	2.00
Class C	1,000.00	1,000.00	1,079.18	1,014.96	10.37	10.05	2.00
Class R	1,000.00	1,000.00	1,082.22	1,017.45	7.79	7.54	1.50
Class Z	1,000.00	1,000.00	1,084.32	1,019.95	5.20	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Portfolio Manager's Report – Columbia Marsico Growth Fund

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 3.53% without sales charge, compared with a return of 11.83% for its benchmark, the S&P 500 Index.1 The fund's return was less than the 4.46% average return of its peer group, the Morningstar Large Growth Category.2 Stock selection primarily drove the fund's returns. Weak performance from the fund's health care, homebuilding and home improvement and information technology holdings detracted from returns. Successes in the consumer services industry, diversified financials and other strong individual performers were not enough to offset these disappointments.

Stock selection produced mixed results

Stock selection and an overweight in the health care sector were the largest performance detractors for the fund. Health care services provider, UnitedHealth Group, Inc., lost 5% during the reporting period. As one of the fund's largest holdings, the stock had a significant negative effect on performance. Amylin Pharmaceuticals, Inc., a biotech and life sciences company, also posted a negative return and was among the fund's weakest performing individual positions, with a negative return of 24% for the period.

The fund's homebuilding and home improvement retailing positions also disappointed, including KB Home, Home Depot, Inc., Lennar Corp. and Lowe's Companies, Inc. All struggled due to a softening housing market, subprime mortgage fears and concerns about retail spending. We sold KB Home, Home Depot and Lennar but held onto Lowe's.

We did well to have less exposure than the index to information technology companies, the weakest performing sector for the period. However, technology produced some of the fund's biggest individual disappointments for the period—QUALCOMM, Inc. and Texas Instruments, Inc., both of which were sold.

We also missed out on an opportunity for positive returns from the energy sector, an area of strong performance for the benchmark. For much of the year, the fund had less exposure than the index to energy. In addition, price declines in Peabody Energy Corp. and Halliburton Co. detracted from performance before we sold them.

Top contributors included consumer services and financial stocks

Stock selection in the consumer services industry was a leading positive contributor to performance. Hotel/casino operators MGM Mirage, Las Vegas Sands Corp. and Wynn Resorts Ltd. posted strong returns. In addition, stock selection in the diversified financials industry produced one of the fund's strongest individual contributors— Goldman Sachs Group, Inc.—which returned 33% for the period. Elsewhere in the portfolio, strong gains from Comcast Corp., Lockheed Martin Corp., General Dynamics Corp. and Toyota Motor Corp. also helped the fund's return.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	20.22
Class B	18.92
Class C	18.94
Class R	20.14
Class Z	20.58

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

9

Portfolio Manager's Report (continued) – Columbia Marsico Growth Fund

Top 5 sectors

as of 03/31/07 (%)

Consumer discretionary	22.8
Industrials	16.9
Financials	16.2
Health care	12.9
Information technology	6.4

Top 10 holdings

as of 03/31/07 (%)

UnitedHealth Group, Inc.	6.7
Genentech, Inc.	4.0
Procter & Gamble Co.	3.6
Goldman Sachs Group, Inc.	3.5
Comcast Corp.	3.5
Burlington Northern Santa Fe Corp.	3.4
Lockheed Martin Corp.	2.9
Toyota Motor Corp.	2.8
General Dynamics Corp.	2.7
MGM Mirage	2.7

Holdings discussed in this report

as of 03/31/07 (%)

UnitedHealth Group, Inc.	6.7
Amylin Pharmaceuticals, Inc.	1.0
Lowe's Companies, Inc.	2.3
MGM Mirage	2.7
Las Vegas Sands Corp.	2.5
Wynn Resorts Ltd.	1.3
Goldman Sachs Group, Inc.	3.5
Comcast Corp.	3.5
Lockheed Martin Corp.	2.9
General Dynamics Corp.	2.7
Toyota Motor Corp.	2.8

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Looking ahead

At the end of the period, the fund emphasized consumer discretionary, industrials, financials and health care stocks. It had little exposure to utilities. Keep in mind that sector weights are the result of individual stock selection and do not necessarily reflect a view on an individual sector or industry.

Please refer to the notes to the financial statements of Columbia Marsico Growth Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

10

Fund Profile – Columbia Marsico Growth Fund

Summary

■  For the 12-month that period ended March 31, 2007, the fund's Class A shares returned 3.53% without sales charge.

■  The fund underperformed its benchmark and peer group, primarily because of stock selection, especially in health care, homebuilding and home improvement and information technology stocks.

■  Stock selection in consumer services and diversified financials aided performance as did a decision to underweight information technology, the weakest performing sector during the period.

Portfolio Management

Thomas F. Marsico has managed the master portfolio since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the master portfolio.

Marsico Capital Management, LLC (Marsico) is an SEC-registered advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is under common control with Columbia Management, but is not part of Columbia Management.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Marsico Capital Management, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

The master portfolio normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the master portfolio may be subject to greater risk than a master portfolio that is more fully diversified.

The master portfolio can invest up to 25% of its assets in foreign securities. International investing involves special risks, including currency risks, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+3.53%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

11

Performance Information – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class Z	0.78

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 10/02/98 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/02/98 – 03/31/07 ($)

Sales charge	without	with
Class A	15,552	14,658
Class B	14,666	14,666
Class C	14,671	14,671
Class Z	15,795	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	08/02/99		08/02/99		08/02/99		10/02/98
Sales charge	without	with	without	with	without	with	without
1-year	12.00	5.59	11.12	6.12	11.21	10.21	12.28
5-year	4.43	3.20	3.62	3.27	3.61	3.61	4.67
Life	5.34	4.61	4.61	4.61	4.62	4.62	5.53

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Class Z shares, which do not have any Rule 12b-1 fees or shareholder servicing fees. If Class A, Class B and Class C shares' Rule 12b-1 fees or shareholder servicing fees had been reflected, total returns would have been lower.

12

Understanding Your Expenses – Columbia Large Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,079.28	1,019.60	5.55	5.39	1.07
Class B	1,000.00	1,000.00	1,074.69	1,015.86	9.41	9.15	1.82
Class C	1,000.00	1,000.00	1,075.49	1,015.86	9.42	9.15	1.82
Class Z	1,000.00	1,000.00	1,081.08	1,020.84	4.25	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Portfolio Managers' Report – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	14.86
Class B	14.39
Class C	14.39
Class Z	14.88

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.09
Class B	—
Class C	—
Class Z	0.15

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 12.00% without sales charge. The fund outpaced its benchmark, the S&P 500 Index, which returned 11.83%.1 The fund's return also surpassed the 10.25% average return of its peer group, the Morningstar Large Blend Category.2 The fund's strong performance was primarily due to stock selection, especially in the consumer discretionary, energy, information technology and consumer staples sectors. Continued emphasis on high quality companies with strong management teams, solid balance sheets, sustainable and growing cash flows and resilient business models proved beneficial as investors rewarded such companies during the period.

Holdings in consumer discretionary drove returns

Stock selection was the primary driver behind the fund's return. Holdings in the consumer discretionary sector turned in the best overall performance, with traditional media companies among the biggest winners. News Corp. boosted profits behind a string of hit moves, the continued dominance of American Idol and a newly developed Internet strategy centered around recently acquired MySpace. An asset swap with DirecTV, resulting in a large stock buyback, was an additional factor in the company's success. CBS Corp. exceeded investors' expectations with strategic divestitures and increased free cash flow from advertising revenues.

The fund's emphasis on department stores in the retail sector also helped returns. The realized cost savings from the merger of May Co. into Federated Department Stores, Inc. resulted in a substantial share buyback program. By shuttering some of its combined stores, the merger also helped spur performance of other department stores by reducing capacity in a slow growing segment. Among beneficiaries of this trend were Kohl's Corp., JC Penney Co., Inc. (sold from the portfolio) and TJX Companies (sold from the portfolio).

Energy and information technology holdings aided performance

Energy and information technology holdings also contributed significantly to returns. In the energy sector, Anadarko purchased fund holding Kerr-McGee at a 40% premium, resulting in a big win for the fund. MEMC Electronics Materials, Inc., a manufacturer of materials used in the creation of semiconductor chips and solar energy panels, realized strong pricing power due to industry supply constraints and increased demand for polysilicon. A timely investment in Microsoft Corp. was also a positive, as the company rebounded from a slide caused by its increased spending to fend off Google.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

14

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund

Individual financial, biotech holdings detracted from returns

Credit quality concerns in the subprime lending sector hurt the stock price of auto lender AmeriCredit, a financials holding. While recent problems in the subprime mortgage market are unrelated, investors indiscriminately punished stocks in both areas. As a result of this development and our ongoing vigilance regarding the credit quality of fund holdings, we subsequently sold the stock.

We also exited a position in PDL BioPharma, a biotech concern that saw its stock drop on concerns about new product prospects as well as information that shed a dim light on expected royalty streams from its patents.

Disciplined, opportunistic approach

As the US economy enters the late innings of an economic expansion, we believe that the markets have reached a tipping point. Despite a benign inflationary picture, low unemployment and a growing global economy, rising concerns about the subprime housing segment and political risks in the Middle East may cause market volatility to increase. With many quality companies available at attractive valuations, we continue to practice a disciplined, fundamentals-based approach to stock selection. We also believe that a volatile stock market can produce opportunities and we are prepared to take advantage of these as they arise.

Please refer to the notes to the financial statements of Columbia Large Cap Core Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Top 5 Sectors

as of 03/31/07 (%)

Financials	21.4
Information technology	14.8
Health care	11.6
Consumer discretionary	11.1
Industrials	10.5

Top 10 holdings

as of 03/31/07 (%)

Citigroup, Inc.	3.1
JPMorgan Chase & Co.	2.7
Exxon Mobil Corp.	2.6
Procter & Gamble Co.	2.2
Chevron Corp.	2.0
Cisco Systems, Inc.	2.0
Hewlett-Packard Co.	1.9
Johnson & Johnson	1.8
Microsoft Corp.	1.6
International Business Machines Corp.	1.6

Holdings discussed in this report

as of 03/31/07 (%)

News Corp.	1.0
CBS Corp.	0.6
Federated Department
Stores, Inc.	1.2
Kohl's Corp.	1.0
MEMC Electronic Materials, Inc.	0.6
Microsoft Corp.	1.6

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

15

Fund Profile – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+12.00%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 12.00% without sales charge.

■  The fund outperformed both its benchmark and the average return of its peer group.

■  Stock selection was the primary driver behind the fund's outperformance, led by strong performance from holdings in the consumer discretionary, energy and information technology sectors.

Portfolio Management

Brian Condon has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Craig Leopold has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

George Maris has co-managed the master portfolio since December 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Robert McConnaughey has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Colin Moore has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Peter Santoro has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including currency risks, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

16

Performance Information – Columbia Marsico Focused Equities Fund

Growth of a $10,000 investment 12/31/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 12/31/97 – 03/31/07 ($)

Sales charge	without	with
Class A	22,214	20,937
Class B	20,802	20,802
Class C	20,872	20,872
Class Z	22,632	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	12/31/97		12/31/97		12/31/97		12/31/97
Sales charge	without	with	without	with	without	with	without
1-year	3.36	–2.59	2.56	–2.44	2.60	1.60	3.59
5-year	6.70	5.45	5.90	5.58	5.91	5.91	6.96
Life	9.02	8.32	8.24	8.24	8.28	8.28	9.24

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

17

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.92	1,018.60	6.60	6.39	1.27
Class B	1,000.00	1,000.00	1,078.68	1,014.86	10.47	10.15	2.02
Class C	1,000.00	1,000.00	1,079.58	1,014.86	10.47	10.15	2.02
Class Z	1,000.00	1,000.00	1,084.42	1,019.85	5.30	5.14	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

18

Portfolio Manager's Report – Columbia Marsico Focused Equities Fund

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 3.36% without sales charge, compared with a return of 11.83% for its benchmark, the S&P 500 Index.1 The fund's return was less than the 4.46% average return of its peer group, the Morningstar Large Growth Category.2 Weak performance from the fund's health care, industrials and information technology holdings detracted from returns. Successes in the consumer services industry, diversified financials and other strong individual performers were not enough to offset these disappointments.

Stock selection produced mixed results

Stock selection and an overweight in the health care sector were the largest performance detractors for the fund. Health care services provider, UnitedHealth Group, Inc., lost 5% during the reporting period. As one of the fund's largest holdings, the stock had a significant negative effect on performance. In addition, medical device company, Zimmer Holdings Inc., and biotech companies, Genentech, Inc. and Genzyme Corp., posted negative returns. We sold Zimmer and Genzyme but held on to Genentech.

Investments in the industrials sector also hurt performance. Construction and farm machinery companies, Caterpillar, Inc. and Deere & Co., posted negative returns and were sold. The fund had more exposure than the index to the weak-performing transportation industry, which also detracted from its return.

We did well to have less exposure than the index to information technology companies, the weakest performing sector for the period. However, technology produced some of the fund's biggest individual disappointments—QUALCOMM, Inc., Texas Instruments, Inc. and Motorola, Inc.—and all were sold during the period.

We also missed an opportunity for positive returns from the energy sector, an area of strong performance for the benchmark. For much of the year, the fund had less exposure than the index to energy. In addition, a price decline in Halliburton Co. detracted from performance and the stock was sold.

Top contributors included consumer services and financial stocks

Stock selection in the consumer services industry was a leading positive contributor to performance. Hotel/casino operators MGM Mirage, Las Vegas Sands Corp. and Wynn Resorts Ltd. posted strong returns. In addition, stock selection in the diversified financials industry produced some of the fund's strongest individual contributors—Goldman Sachs Group, Inc. and Industrial & Commercial Bank of China Ltd. Elsewhere

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	21.81
Class B	20.42
Class C	20.49
Class Z	22.22

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

19

Portfolio Manager's Report (continued) – Columbia Marsico Focused Equities Fund

Top 5 sectors

as of 03/31/07 (%)

Consumer discretionary	26.5
Financials	20.5
Industrials	16.1
Health care	13.1
Consumer staples	6.5

Top 10 holdings

as of 03/31/07 (%)

UnitedHealth Group, Inc.	8.1
Genentech, Inc.	5.0
Toyota Motor Corp.	4.7
Goldman Sachs Group, Inc.	4.4
Comcast Corp.	4.1
Procter & Gamble Co.	3.9
Cisco Systems, Inc.	3.9
FedEx Corp.	3.6
Industrial & Commercial
Bank of China Ltd.	3.6
Monsanto Co.	3.4

Holdings discussed in this report

as of 03/31/07 (%)

UnitedHealth Group, Inc.	8.1
Genentech, Inc.	5.0
MGM Mirage	3.3
Las Vegas Sands Corp.	3.1
Wynn Resorts Ltd.	3.0
Goldman Sachs Group, Inc.	4.4
Industrial & Commercial
Bank of China Ltd.	3.6
Comcast Corp.	4.1
Toyota Motor Corp.	4.7

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

in the portfolio, strong gains from Comcast Corp. and Toyota Motor Corp. also helped the fund's return.

Looking ahead

At the end of the period, the fund emphasized consumer discretionary, financials, industrials and health care stocks. It had little or no exposure to utilities or telecommunications. Keep in mind that sector weights are the result of individual stock selection and do not necessarily reflect a view on an individual sector or industry.

Please refer to the notes to the financial statements of Columbia Marsico Focused Equities Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

20

Fund Profile – Columbia Marsico Focused Equities Fund

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 3.36% without sales charge.

■  Stock selection in the health care sector and an overweight relative to the index in health care stocks detracted from the fund's performance, as did selected investments in the industrials and information technology sectors.

■  Stock selection in consumer services and diversified financials aided performance.

Portfolio Management

Thomas F. Marsico has managed the master portfolio since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the master portfolio.

Marsico Capital Management, LLC (Marsico) is an SEC-registered advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is under common control with Columbia Management, but is not part of Columbia Management.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Marsico Capital Management, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The master portfolio normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the master portfolio may be subject to a greater risk than a fund that is more fully diversified. The master portfolio may invest up to 25% of its assets in foreign securities.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries the master portfolio invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+3.36%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

21

Performance Information – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	22,917	21,591
Class B	21,317	21,317
Class C*	15,699	15,699
Class Z	23,511	n/a

*  09/22/97 (inception) – 03/31/07

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
1-year	–0.03	–5.78	–0.69	–4.54	–0.74	–1.51	0.33
5-year	5.84	4.58	5.05	4.76	5.04	5.04	6.12
10-Year/Life	8.65	8.00	7.86	7.86	4.85	4.85	8.92

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class C shares commenced operations on September 22, 1997 and have no performance prior to that date.

22

Understanding Your Expenses – Columbia Small Cap Growth Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,112.39	1,018.80	6.48	6.19	1.23
Class B	1,000.00	1,000.00	1,108.80	1,015.06	10.41	9.95	1.98
Class C	1,000.00	1,000.00	1,108.30	1,015.06	10.41	9.95	1.98
Class Z	1,000.00	1,000.00	1,113.99	1,020.04	5.17	4.94	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

23

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	13.79
Class B	12.49
Class C	12.74
Class Z	14.30

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	3.41
Class B	3.29
Class C	3.29
Class Z	3.45

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

For the 12-month period ended March 31, 2007, the fund's Class A shares returned negative 0.03% without sales charge, compared with a return of 1.56% for its benchmark, the Russell 2000 Growth Index.1 The average return of the fund's peer group, the Morningstar Small-Growth Category, was 1.14%.2

Consumer and industrial holdings were leading contributors

Tempur-Pedic International, Inc., makers of premium foam bedding and related products, delivered solid performance thanks to increased market share, new product introductions and expanded manufacturing capacity. Sotheby's, which auctions fine art, jewelry and collectibles, experienced strong results from its auctions. Sotheby's, based in New York, is in the process of expanding internationally at a time of growing global demand for its specialized services. Increased orders for wire and cable products from customers in the energy and telecommunications industries boosted shares of General Cable Corp., which has also been moving into new markets. Panama-based Copa Holding SA benefited from expanding air traffic in the Southern and Central American regions that it serves. Merger and acquisition activity has drawn investors back to the long-neglected airline industry.

Underweights held back results

Our decision to underweight commercial banks and real estate investment trusts (REITs) in the financial sector penalized comparative returns as both groups were outstanding performers last summer. A similar decision to limit exposure to materials companies also hampered the fund's return relative to its benchmark as global demand for commodities led to sharply rising prices for precious metals and steel over the period. Results also disappointed in the health care sector, as gains among biotechnology and medical service companies were more than offset by declines among medical suppliers, pharmaceuticals manufacturers and equipment makers. We sold NeuroMetrix, whose devices are used to diagnose spinal and nerve disease. Uncertainty over third-party reimbursement to hospitals for a key NeuroMetrix product has pressured shares. Shares of medical equipment maker American Medical Systems declined amid questions surrounding an acquisition and were sold from the portfolio.

Favorable factors persist for small company stocks

Small-cap stocks have been market leaders for seven years. But in spite of this long, successful run, we see a number of factors that support potential for further growth. The Federal Reserve Board may have concluded its campaign of hikes in short-term

1The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies

24

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II interest rates and there is a growing supply of money available for investment. Small company stocks have historically done well under these circumstances. In addition, large, private investment funds have begun to be active in the small-cap universe, another source of demand that could support prices in the year ahead. In addition, small-capitalization companies generally have solid finances at this point in the economic cycle, with ample cash on hand. Looking ahead, we plan to monitor valuations and earnings trends as we focus on finding attractive small-cap growth stocks that we believe can meet our expectations in any environment.

Please refer to the notes to the financial statements of Columbia Small Cap Growth Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Top 5 sectors

as of 03/31/07 (%)

Information technology	23.5
Health care	18.8
Industrials	16.5
Consumer discretionary	16.3
Financials	9.6

Top 10 holdings

as of 03/31/07 (%)

Strayer Education, Inc.	1.8
Psychiatric Solutions, Inc.	1.6
Hologic, Inc.	1.6
General Cable Corp.	1.6
Copa Holdings SA	1.6
Tessera Technologies, Inc.	1.5
FEI Co.	1.4
GFI Group, Inc.	1.4
FLIR Systems, Inc.	1.3
Pediatrix Medical Group, Inc.	1.3

Holdings discussed in this report

as of 03/31/07 (%)

Tempur Pedic International, Inc.	0.9
Sotheby's	1.3
General Cable Corp.	1.6
Copa Holdings SA	1.6

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

25

Fund Profile – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

–0.03%

Class A shares (without sales charge)

+1.56%

Russell 2000 Growth Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned negative 0.03% without sales charge.

■  In a period that was generally difficult for small cap growth stocks, the fund underperformed its benchmark and the average return of its peer group.

■  The fund lost ground relative to its benchmark because it had less exposure than the benchmark to standout performers, such as commercial banks and REITs, in the financial sector and also to material stocks, which were strong. Consumer and industrial companies made a positive contribution to the fund's returns.

Portfolio Management

Daniel Cole has co-managed the master portfolio since September 2001. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Daniele Donahoe has co-managed the master portfolio since December 2005. She is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Jon Michael Morgan has co-managed the master portfolio since December 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Clifford Siverd has co-managed the master portfolio since December 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Christian Pineno has co-managed the master portfolio since January 1997. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

26

Financial Statements – Stock Funds
March 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

27

Investment Portfolio – Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks – 64.8%

	Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 0.3%
General Motors Corp.	3,400	104,176
Harley-Davidson, Inc.	5,800	340,750
Automobiles Total		444,926
Diversified Consumer Services – 0.0%
ITT Educational Services, Inc. (a)	700	57,043
Diversified Consumer Services Total		57,043
Hotels, Restaurants & Leisure – 2.2%
Brinker International, Inc.	38,100	1,245,870
Burger King Holdings, Inc.	9,900	213,840
Darden Restaurants, Inc.	9,600	395,424
McDonald's Corp.	25,300	1,139,765
Starbucks Corp. (a)	700	21,952
Wyndham Worldwide Corp. (a)	3,500	119,525
Yum! Brands, Inc.	5,100	294,576
Hotels, Restaurants & Leisure Total		3,430,952
Household Durables – 0.5%
Centex Corp.	3,700	154,586
NVR, Inc. (a)	1,000	665,000
Household Durables Total		819,586
Internet & Catalog Retail – 0.1%
Liberty Media Holding Corp., Interactive Series A (a)	300	7,146
NutriSystem, Inc. (a)	1,400	73,374
Internet & Catalog Retail Total		80,520
Media – 1.9%
CBS Corp., Class B	12,900	394,611
Clear Channel Communications, Inc.	1,500	52,560
DIRECTV Group, Inc. (a)	22,700	523,689
Idearc, Inc.	1,700	59,670
McGraw-Hill Companies, Inc.	8,200	515,616
Omnicom Group, Inc.	8,700	890,706
Time Warner, Inc.	24,900	491,028
Viacom, Inc., Class B (a)	1,200	49,332
Walt Disney Co.	1,000	34,430
Media Total		3,011,642
Multiline Retail – 1.3%
Dollar Tree Stores, Inc. (a)	100	3,824
Federated Department Stores, Inc.	15,200	684,760
J.C. Penney Co., Inc.	4,500	369,720
Kohl's Corp. (a)	7,100	543,931
Nordstrom, Inc.	7,500	397,050
Multiline Retail Total		1,999,285

	Shares	Value ($)
Specialty Retail – 1.2%
American Eagle Outfitters, Inc.	9,300	278,907
Home Depot, Inc.	18,900	694,386
Lowe's Companies, Inc.	6,800	214,132
Office Depot, Inc. (a)	1,200	42,168
Ross Stores, Inc.	2,300	79,120
Sherwin-Williams Co.	800	52,832
Staples, Inc.	16,100	416,024
TJX Companies, Inc.	4,400	118,624
Specialty Retail Total		1,896,193
Consumer Discretionary Total		11,740,147
Consumer Staples – 5.9%
Beverages – 1.1%
Coca-Cola Co.	19,500	936,000
PepsiCo, Inc.	13,800	877,128
Beverages Total		1,813,128
Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	100	5,384
CVS Corp.	11,690	399,097
Kroger Co.	9,800	276,850
Safeway, Inc.	1,400	51,296
Sysco Corp.	3,300	111,639
Wal-Mart Stores, Inc.	17,100	802,845
Food & Staples Retailing Total		1,647,111
Food Products – 1.3%
Archer-Daniels-Midland Co.	6,900	253,230
ConAgra Foods, Inc.	5,500	137,005
Dean Foods Co.	6,700	313,158
H.J. Heinz Co.	1,700	80,104
Kraft Foods, Inc., Class A	12,200	386,252
Sara Lee Corp.	48,600	822,312
Food Products Total		1,992,061
Household Products – 0.9%
Clorox Co.	2,800	178,332
Colgate-Palmolive Co.	5,800	387,382
Kimberly-Clark Corp.	6,700	458,883
Procter & Gamble Co.	6,200	391,592
Household Products Total		1,416,189
Personal Products – 0.1%
Bare Escentuals, Inc. (a)	3,100	111,197
Personal Products Total		111,197
Tobacco – 1.5%
Altria Group, Inc.	11,700	1,027,377
Loews Corp. - Carolina Group	100	7,561
Reynolds American, Inc.	21,000	1,310,610
Tobacco Total		2,345,548
Consumer Staples Total		9,325,234

See Accompanying Notes to Financial Statements.

28

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Energy – 6.0%
Energy Equipment & Services – 0.6%
Patterson-UTI Energy, Inc.	43,700	980,628
Energy Equipment & Services Total		980,628
Oil, Gas & Consumable Fuels – 5.4%
Anadarko Petroleum Corp.	1,500	64,470
Chevron Corp.	10,900	806,164
ConocoPhillips	8,800	601,480
Exxon Mobil Corp.	49,700	3,749,865
Frontier Oil Corp.	11,100	362,304
Hess Corp.	1,600	88,752
Holly Corp.	5,500	326,150
Marathon Oil Corp.	7,900	780,757
Occidental Petroleum Corp.	6,500	320,515
Plains Exploration & Production Co. (a)	6,100	275,354
Sunoco, Inc.	3,500	246,540
Valero Energy Corp.	12,800	825,472
Oil, Gas & Consumable Fuels Total		8,447,823
Energy Total		9,428,451
Financials – 14.0%
Capital Markets – 3.4%
Bear Stearns Companies, Inc.	1,800	270,630
Goldman Sachs Group, Inc.	6,800	1,405,084
Lehman Brothers Holdings, Inc.	12,900	903,903
Merrill Lynch & Co., Inc.	15,800	1,290,386
Morgan Stanley	15,700	1,236,532
Northern Trust Corp.	200	12,028
State Street Corp.	4,100	265,475
Capital Markets Total		5,384,038
Commercial Banks – 3.2%
BB&T Corp.	6,000	246,120
Comerica, Inc.	5,900	348,808
Fifth Third Bancorp	500	19,345
KeyCorp	1,300	48,711
Marshall & Ilsley Corp.	1,300	60,203
National City Corp.	8,100	301,725
Popular, Inc.	7,100	117,576
Regions Financial Corp.	2,500	88,425
SunTrust Banks, Inc.	5,000	415,200
U.S. Bancorp	28,700	1,003,639
Wachovia Corp.	22,700	1,249,635
Wells Fargo & Co.	36,000	1,239,480
Commercial Banks Total		5,138,867
Consumer Finance – 0.1%
First Marblehead Corp.	1,400	62,846
SLM Corp.	900	36,810
Consumer Finance Total		99,656

	Shares	Value ($)
Diversified Financial Services – 3.1%
CIT Group, Inc.	3,700	195,804
Citigroup, Inc.	51,100	2,623,474
JPMorgan Chase & Co.	38,800	1,877,144
Leucadia National Corp.	5,800	170,636
Diversified Financial Services Total		4,867,058
Insurance – 2.8%
Allstate Corp.	12,200	732,732
Ambac Financial Group, Inc.	2,400	207,336
American Financial Group, Inc.	3,700	125,948
American International Group, Inc.	21,300	1,431,786
Chubb Corp.	600	31,002
CNA Financial Corp. (a)	1,600	68,944
Hartford Financial Services Group, Inc.	1,500	143,370
MBIA, Inc.	1,500	98,235
Old Republic International Corp.	9,500	210,140
Principal Financial Group, Inc.	500	29,935
Progressive Corp.	5,100	111,282
Prudential Financial, Inc.	7,400	667,924
Reinsurance Group of America, Inc.	100	5,772
SAFECO Corp.	3,400	225,862
Travelers Companies, Inc.	5,700	295,089
Insurance Total		4,385,357
Real Estate Investment Trusts (REITs) – 0.3%
AMB Property Corp.	3,200	188,128
Duke Realty Corp.	3,300	143,451
ProLogis	1,900	123,367
Real Estate Investment Trusts (REITs) Total		454,946
Real Estate Management & Development – 0.1%
Realogy Corp. (a)	6,600	195,426
Real Estate Management & Development Total		195,426
Thrifts & Mortgage Finance – 1.0%
Countrywide Financial Corp.	2,800	94,192
Fannie Mae	5,900	322,022
Freddie Mac	7,800	464,022
IndyMac Bancorp, Inc.	200	6,410
MGIC Investment Corp.	2,500	147,300
PMI Group, Inc.	5,800	262,276
Washington Mutual, Inc.	5,700	230,166
Thrifts & Mortgage Finance Total		1,526,388
Financials Total		22,051,736

See Accompanying Notes to Financial Statements.

29

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care – 7.7%
Biotechnology – 1.1%
Amgen, Inc. (a)	15,900	888,492
Biogen Idec, Inc. (a)	5,100	226,338
Gilead Sciences, Inc. (a)	7,400	566,100
ImClone Systems, Inc. (a)	500	20,385
Biotechnology Total		1,701,315
Health Care Equipment & Supplies – 0.7%
Biomet, Inc.	900	38,241
DENTSPLY International, Inc.	3,500	114,625
Kinetic Concepts, Inc. (a)	5,500	278,520
Medtronic, Inc.	4,700	230,582
Varian Medical Systems, Inc. (a)	4,800	228,912
Zimmer Holdings, Inc. (a)	3,000	256,230
Health Care Equipment & Supplies Total		1,147,110
Health Care Providers & Services – 1.7%
Aetna, Inc.	12,000	525,480
AmerisourceBergen Corp.	4,500	237,375
Coventry Health Care, Inc. (a)	9,200	515,660
Humana, Inc. (a)	1,200	69,624
McKesson Corp.	6,600	386,364
UnitedHealth Group, Inc.	6,300	333,711
WellCare Health Plans, Inc. (a)	2,200	187,550
WellPoint, Inc. (a)	5,200	421,720
Health Care Providers & Services Total		2,677,484
Health Care Technology – 0.3%
IMS Health, Inc.	17,900	530,914
Health Care Technology Total		530,914
Life Sciences Tools & Services – 0.3%
Applera Corp. - Applied Biosystems Group	3,600	106,452
Thermo Fisher Scientific, Inc. (a)	7,700	359,975
Waters Corp. (a)	100	5,800
Life Sciences Tools & Services Total		472,227
Pharmaceuticals – 3.6%
Abbott Laboratories	4,600	256,680
Endo Pharmaceuticals Holdings, Inc. (a)	30,800	905,520
Forest Laboratories, Inc. (a)	21,200	1,090,528
Johnson & Johnson	19,600	1,181,096
King Pharmaceuticals, Inc. (a)	1,700	33,439
Merck & Co., Inc.	10,500	463,785
Pfizer, Inc.	65,000	1,641,900
Pharmaceuticals Total		5,572,948
Health Care Total		12,101,998

	Shares	Value ($)
Industrials – 6.8%
Aerospace & Defense – 1.1%
Armor Holdings, Inc. (a)	4,000	269,320
Honeywell International, Inc.	700	32,242
Lockheed Martin Corp.	6,200	601,524
Northrop Grumman Corp.	5,200	385,944
Raytheon Co.	5,100	267,546
United Technologies Corp.	4,200	273,000
Aerospace & Defense Total		1,829,576
Air Freight & Logistics – 1.2%
C.H. Robinson Worldwide, Inc.	12,400	592,100
FedEx Corp.	3,000	322,290
United Parcel Service, Inc., Class B	13,600	953,360
Air Freight & Logistics Total		1,867,750
Airlines – 0.0%
UAL Corp. (a)	500	19,085
Airlines Total		19,085
Commercial Services & Supplies – 0.6%
Avery Dennison Corp.	4,000	257,040
Dun & Bradstreet Corp.	1,100	100,320
Equifax, Inc.	6,000	218,700
Pitney Bowes, Inc.	400	18,156
R.R. Donnelley & Sons Co.	1,700	62,203
Republic Services, Inc.	4,350	121,017
Robert Half International, Inc.	900	33,309
Waste Management, Inc.	3,100	106,671
Commercial Services & Supplies Total		917,416
Construction & Engineering – 0.1%
URS Corp. (a)	1,900	80,921
Construction & Engineering Total		80,921
Electrical Equipment – 0.1%
Emerson Electric Co.	4,100	176,669
Electrical Equipment Total		176,669
Industrial Conglomerates – 1.5%
3M Co.	9,300	710,799
General Electric Co.	45,200	1,598,272
Industrial Conglomerates Total		2,309,071
Machinery – 1.3%
Caterpillar, Inc.	300	20,109
Cummins, Inc.	1,900	274,968
Danaher Corp.	5,800	414,410
Dover Corp.	7,700	375,837
Graco, Inc.	3,800	148,808
Illinois Tool Works, Inc.	6,800	350,880
SPX Corp.	4,100	287,820
Terex Corp. (a)	1,600	114,816
Machinery Total		1,987,648

See Accompanying Notes to Financial Statements.

30

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Road & Rail – 0.5%
Avis Budget Group, Inc. (a)	21,200	579,184
Landstar System, Inc.	5,500	252,120
Ryder System, Inc.	800	39,472
Road & Rail Total		870,776
Trading Companies & Distributors – 0.4%
WESCO International, Inc. (a)	11,100	696,858
Trading Companies & Distributors Total		696,858
Industrials Total		10,755,770
Information Technology – 9.7%
Communications Equipment – 1.4%
Cisco Systems, Inc. (a)	64,800	1,654,344
Motorola, Inc.	23,600	417,012
QUALCOMM, Inc.	3,800	162,108
Communications Equipment Total		2,233,464
Computers & Peripherals – 2.8%
Apple, Inc. (a)	4,400	408,804
Dell, Inc. (a)	48,100	1,116,401
Hewlett-Packard Co.	24,300	975,402
International Business Machines Corp.	13,800	1,300,788
Lexmark International, Inc., Class A (a)	9,400	549,524
Computers & Peripherals Total		4,350,919
Internet Software & Services – 0.0%
VeriSign, Inc. (a)	900	22,608
Internet Software & Services Total		22,608
IT Services – 0.5%
Acxiom Corp.	300	6,417
Computer Sciences Corp. (a)	6,300	328,419
Fiserv, Inc. (a)	10,100	535,906
IT Services Total		870,742
Semiconductors & Semiconductor Equipment – 1.9%
Altera Corp.	8,600	171,914
Applied Materials, Inc.	49,700	910,504
Intel Corp.	33,500	640,855
Lam Research Corp. (a)	2,000	94,680
MEMC Electronic Materials, Inc. (a)	6,700	405,886
National Semiconductor Corp.	2,200	53,108
Texas Instruments, Inc.	22,900	689,290
Semiconductors & Semiconductor Equipment Total		2,966,237

	Shares	Value ($)
Software – 3.1%
Autodesk, Inc. (a)	12,900	485,040
BEA Systems, Inc. (a)	8,200	95,038
BMC Software, Inc. (a)	7,400	227,846
CA, Inc.	136	3,524
Microsoft Corp.	94,000	2,619,780
Oracle Corp. (a)	55,200	1,000,776
Symantec Corp. (a)	22,400	387,520
Software Total		4,819,524
Information Technology Total		15,263,494
Materials – 2.1%
Chemicals – 1.0%
Dow Chemical Co.	8,300	380,638
Lyondell Chemical Co.	26,700	800,199
PPG Industries, Inc.	5,400	379,674
Chemicals Total		1,560,511
Construction Materials – 0.0%
Eagle Materials, Inc.	200	8,926
Construction Materials Total		8,926
Containers & Packaging – 0.2%
Pactiv Corp. (a)	6,300	212,562
Containers & Packaging Total		212,562
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	7,612	503,838
Nucor Corp.	12,600	820,638
Southern Copper Corp.	1,800	128,988
Metals & Mining Total		1,453,464
Paper & Forest Products – 0.0%
International Paper Co.	1,100	40,040
Paper & Forest Products Total		40,040
Materials Total		3,275,503
Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	40,900	1,612,687
CenturyTel, Inc.	6,700	302,773
Citizens Communications Co.	1,400	20,930
Verizon Communications, Inc.	26,000	985,920
Diversified Telecommunication Services Total		2,922,310

See Accompanying Notes to Financial Statements.

31

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Wireless Telecommunication Services – 0.6%
ALLTEL Corp.	5,600	347,200
Sprint Nextel Corp.	33,700	638,952
Wireless Telecommunication Services Total		986,152
Telecommunication Services Total		3,908,462
Utilities – 2.6%
Electric Utilities – 0.8%
Edison International	500	24,565
Exelon Corp.	5,600	384,776
FirstEnergy Corp.	12,500	828,000
Pepco Holdings, Inc.	3,000	87,060
Electric Utilities Total		1,324,401
Gas Utilities – 0.1%
ONEOK, Inc.	1,800	81,000
Gas Utilities Total		81,000
Independent Power Producers & Energy Traders – 1.1%
Constellation Energy Group, Inc.	4,200	365,190
Mirant Corp. (a)	23,200	938,672
TXU Corp.	7,500	480,750
Independent Power Producers & Energy Traders Total		1,784,612
Multi-Utilities – 0.6%
CenterPoint Energy, Inc.	10,400	186,576
DTE Energy Co.	5,800	277,820
KeySpan Corp.	2,700	111,105
OGE Energy Corp.	2,700	104,760
PG&E Corp.	6,000	289,620
Multi-Utilities Total		969,881
Utilities Total		4,159,894
Total Common Stocks (Cost of $76,667,922)		102,010,689
Mortgage-Backed Securities – 14.0%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 07/01/20	2,707,662	2,671,437
5.000% 09/01/20	1,350,566	1,332,497
5.000% 02/01/37	1,048,109	1,012,855
5.500% 01/01/21	211,970	212,491
5.500% 07/01/21	212,639	213,088
6.000% 10/01/36	703,331	708,998
6.000% 11/01/36	929,786	937,277
6.500% 07/01/29	143,915	148,360
6.500% 11/01/32	307,605	316,172
8.000% 07/01/10	562	560
8.000% 09/01/25	53,727	56,724

	Par ($)	Value ($)
Federal National Mortgage Association
5.000% 10/01/20	3,551,837	3,503,998
5.000% 02/01/37	2,093,829	2,022,748
5.500% 06/01/35	944,308	935,395
5.500% 10/01/35	524,553	519,602
5.500% 04/01/36	816,825	808,306
5.500% 11/01/36	1,648,592	1,631,398
5.500% 12/01/36	996,561	986,168
6.000% 02/01/36	843,336	849,605
6.000% 04/01/36	213,091	214,675
6.000% 06/01/36	419,007	422,122
6.000% 10/01/36	1,692,107	1,704,685
6.000% 11/01/36	561,721	565,897
7.199% 08/01/36 (b)	36,495	36,569
7.500% 10/01/11	30,431	31,294
8.500% 08/01/11	45,106	46,624
10.000% 09/01/18	61,237	67,567
Government National Mortgage Association
7.500% 12/15/23	27,932	29,139
Total Mortgage-Backed Securities (Cost of $22,013,001)		21,986,251
Corporate Fixed-Income Bonds & Notes – 9.1%
Basic Materials – 0.2%
Forest Products & Paper – 0.1%
Weyerhaeuser Co.
7.375% 03/15/32	170,000	178,088
Forest Products & Paper Total		178,088
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	175,000	178,318
Metals & Mining Total		178,318
Basic Materials Total		356,406
Communications – 1.3%
Media – 0.5%
Comcast Corp.
7.050% 03/15/33	200,000	214,720
News America, Inc.
6.550% 03/15/33	200,000	204,521
TCI Communications, Inc.
9.875% 06/15/22	51,000	66,964
Time Warner, Inc.
6.625% 05/15/29	225,000	227,699
Media Total		713,904

See Accompanying Notes to Financial Statements.

32

Columbia Asset Allocation Fund II, March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Telecommunication Services – 0.8%
New Cingular Wireless Services, Inc.
8.750% 03/01/31	162,000	208,971
SBC Communications, Inc.
5.100% 09/15/14	250,000	244,247
Sprint Capital Corp.
6.125% 11/15/08	24,000	24,305
8.750% 03/15/32	116,000	136,824
Telecom Italia Capital SA
7.200% 07/18/36	175,000	182,195
Telefonica Emisones SAU
5.984% 06/20/11	200,000	205,016
Vodafone Group PLC
5.000% 12/16/13	250,000	243,189
Telecommunication Services Total		1,244,747
Communications Total		1,958,651
Consumer Cyclical – 0.5%
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	250,000	237,615
Home Builders Total		237,615
Lodging – 0.1%
Harrah's Operating Co., Inc.
5.625% 06/01/15	175,000	150,937
Lodging Total		150,937
Retail – 0.3%
Costco Wholesale Corp.
5.300% 03/15/12	150,000	151,085
Target Corp.
5.375% 06/15/09	22,000	22,185
Wal-Mart Stores, Inc.
4.125% 07/01/10	250,000	243,284
Retail Total		416,554
Consumer Cyclical Total		805,106
Consumer Non-Cyclical – 1.0%
Beverages – 0.1%
Diageo Capital PLC
3.375% 03/20/08	190,000	186,538
Beverages Total		186,538
Food – 0.3%
General Mills, Inc.
3.875% 11/30/07	225,000	222,893
Kroger Co.
6.200% 06/15/12	225,000	232,732
Food Total		455,625

	Par ($)	Value ($)
Healthcare Services – 0.5%
Aetna, Inc.
6.625% 06/15/36	225,000	240,783
UnitedHealth Group, Inc.
3.375% 08/15/07	325,000	322,576
WellPoint, Inc.
6.375% 01/15/12	220,000	230,417
Healthcare Services Total		793,776
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	200,000	192,203
Household Products/Wares Total		192,203
Consumer Non-Cyclical Total		1,628,142
Energy – 0.7%
Oil & Gas – 0.5%
Anadarko Petroleum Corp.
6.450% 09/15/36	100,000	98,955
Canadian Natural Resources Ltd.
5.700% 05/15/17	200,000	199,075
Devon Financing Corp. ULC
7.875% 09/30/31	175,000	207,441
Nexen, Inc.
5.875% 03/10/35	150,000	140,710
Valero Energy Corp.
6.875% 04/15/12	175,000	186,357
Oil & Gas Total		832,538
Pipelines – 0.2%
Energy Transfer Partners LP
6.625% 10/15/36	125,000	127,868
Plains All American Pipeline LP
6.650% 01/15/37 (c)	175,000	177,907
Pipelines Total		305,775
Energy Total		1,138,313
Financials – 4.3%
Banks – 1.3%
Capital One Financial Corp.
5.500% 06/01/15	125,000	123,280
Marshall & Ilsley Corp.
4.375% 08/01/09	300,000	296,213
National City Bank
4.625% 05/01/13	186,000	181,625
PNC Funding Corp.
5.625% 02/01/17	185,000	186,328
SunTrust Preferred Capital I
5.853% 12/15/11 (b)	165,000	167,308

See Accompanying Notes to Financial Statements.

33

Columbia Asset Allocation Fund II, March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
USB Capital IX
6.189% 04/15/49 (b)	285,000	292,224
Wachovia Corp.
4.875% 02/15/14	375,000	363,537
Wells Fargo & Co.
5.125% 09/01/12	375,000	375,958
Banks Total		1,986,473
Diversified Financial Services – 2.4%
AGFC Capital Trust I
6.000% 01/15/67 (b)(c)	210,000	210,285
American Express Co.
4.750% 06/17/09	153,000	152,261
Ameriprise Financial, Inc.
7.518% 06/01/66	175,000	188,882
CIT Group, Inc.
6.100% 03/15/67 (b)	90,000	86,752
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	70,000	70,721
Citigroup, Inc.
5.000% 09/15/14	337,000	329,000
Countrywide Home Loans, Inc.
4.125% 09/15/09	250,000	243,135
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	200,000	199,053
General Electric Capital Corp.
6.750% 03/15/32	307,000	347,841
Goldman Sachs Group, Inc.
6.345% 02/15/34	275,000	271,655
HSBC Finance Corp.
5.000% 06/30/15	450,000	433,043
JPMorgan Chase Capital XVIII
6.950% 08/17/36	275,000	286,618
MassMutual Global Funding II
2.550% 07/15/08 (c)	70,000	67,415
Merrill Lynch & Co., Inc.
6.000% 02/17/09	149,000	151,222
Morgan Stanley
4.750% 04/01/14	300,000	284,936
Principal Life Global Funding I
6.250% 02/15/12 (c)	144,000	150,735
Residential Capital LLC
6.500% 04/17/13	145,000	143,623
SLM Corp.
5.375% 05/15/14	175,000	174,999
Diversified Financial Services Total		3,792,176
Insurance – 0.2%
Ambac Financial Group, Inc.
6.150% 02/15/37 (b)	100,000	94,140
Genworth Financial, Inc.
6.150% 11/15/66 (b)	100,000	98,498

	Par ($)	Value ($)
Metlife, Inc.
6.400% 12/15/36	100,000	97,639
Insurance Total		290,277
Real Estate – 0.0%
ERP Operating LP
5.200% 04/01/13	16,000	15,901
Real Estate Total		15,901
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	58,000	59,989
Simon Property Group LP
5.750% 12/01/15	200,000	202,704
Real Estate Investment Trusts (REITs) Total		262,693
Savings & Loans – 0.2%
Washington Mutual, Inc.
4.625% 04/01/14	395,000	369,486
Savings & Loans Total		369,486
Financials Total		6,717,006
Industrials – 0.4%
Aerospace & Defense – 0.1%
United Technologies Corp.
7.125% 11/15/10	175,000	186,456
Aerospace & Defense Total		186,456
Machinery – 0.2%
Caterpillar Financial Services Corp.
3.625% 11/15/07	225,000	222,644
Machinery Total		222,644
Transportation – 0.1%
Union Pacific Corp.
3.875% 02/15/09	225,000	219,817
Transportation Total		219,817
Industrials Total		628,917
Utilities – 0.7%
Electric – 0.6%
Commonwealth Edison Co.
5.950% 08/15/16	200,000	195,777
Indiana Michigan Power Co.
5.650% 12/01/15	200,000	198,633
NY State Electric & Gas Corp.
5.750% 05/01/23	18,000	17,075
Pacific Gas & Electric Co.
5.800% 03/01/37	150,000	144,614
Progress Energy, Inc.
7.750% 03/01/31	175,000	209,291

See Accompanying Notes to Financial Statements.

34

Columbia Asset Allocation Fund II, March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Public Service Electric & Gas Co.
4.000% 11/01/08	57,000	56,004
Southern California Edison Co.
5.000% 01/15/14	175,000	171,833
Electric Total		993,227
Gas – 0.1%
Sempra Energy
4.750% 05/15/09	150,000	148,751
Gas Total		148,751
Utilities Total		1,141,978
Total Corporate Fixed-Income Bonds & Notes (Cost of $14,355,893)		14,374,519
Government & Agency Obligations – 5.0%
Foreign Government Obligations – 0.6%
Province of Ontario
3.500% 09/17/07	325,000	322,339
Province of Quebec
5.000% 07/17/09	325,000	325,971
United Mexican States
7.500% 04/08/33	191,000	227,290
Foreign Government Obligations Total		875,600
U.S. Government Agencies – 1.9%
Federal Home Loan Bank
5.125% 10/19/16	250,000	252,110
Federal Home Loan Mortgage Corp.
6.625% 09/15/09	1,380,000	1,435,891
Federal National Mortgage Association
5.250% 08/01/12	1,300,000	1,314,936
U.S. Government Agencies Total		3,002,937
U.S. Government Obligations – 2.5%
U.S. Treasury Bonds
6.250% 08/15/23	1,080,000	1,239,891
U.S. Treasury Inflation Indexed Notes
2.500% 07/15/16	1,002,200	1,028,390
U.S. Treasury Notes
3.375% 10/15/09	1,105,000	1,073,835
3.875% 02/15/13	660,000	637,493
U.S. Government Obligations Total		3,979,609
Total Government & Agency Obligations (Cost of $7,742,292)		7,858,146

	Par ($)	Value ($)
Collateralized Mortgage Obligations – 4.2%
Agency – 1.4%
Federal Home Loan Mortgage Corp.
4.500% 03/15/21	1,500,000	1,465,650
Federal National Mortgage Association
5.500% 08/25/17	278,916	280,579
6.000% 04/25/17	260,000	265,935
7.000% 01/25/21	25,732	26,453
Vendee Mortgage Trust
I.O.:
0.305% 03/15/29 (b)	8,966,413	97,452
0.441% 09/15/27 (b)	6,278,351	87,594
Agency Total		2,223,663
Non - Agency – 2.8%
Countrywide Alternative Loan Trust
5.250% 03/25/35	1,014,110	1,002,813
5.250% 08/25/35	185,368	185,183
5.500% 10/25/35	1,507,382	1,501,846
Washington Mutual Mortgage Securities Corp.
5.500% 10/25/35	1,333,514	1,334,631
Wells Fargo Alternative Loan Trust
5.500% 02/25/35	358,646	353,510
Non-Agency Total		4,377,983
Total Collateralized Mortgage Obligations (Cost of $6,605,843)		6,601,646
Commercial Mortgage-Backed Securities – 2.8%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40 (b)	1,430,000	1,433,366
5.633% 04/12/38 (b)	400,000	405,810
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	287,000	288,659
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	1,200,000	1,199,595
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.984% 12/15/30 (b)	4,596,941	86,325
Merrill Lynch Mortgage Trust
5.417% 11/12/37 (b)	790,000	788,321
Morgan Stanley Capital I
5.370% 12/15/43	226,000	224,352
Total Commercial Mortgage-Backed Securities (Cost of $4,481,530)		4,426,428

See Accompanying Notes to Financial Statements.

35

Columbia Asset Allocation Fund II, March 31, 2007

	Par ($)	Value ($)
Asset-Backed Securities – 0.0%
First Plus Home Loan Trust
7.720% 05/10/24	12,561	12,752
Total Asset-Backed Securities (Cost of $12,909)		12,752
Short-Term Obligation – 0.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Government Agency Obligation maturing 06/15/08, market value of $209,475 (repurchase proceeds $202,089)	202,000	202,000
Total Short-Term Obligation (Cost of $202,000)		202,000
Total Investments – 100.0% (Cost of $132,081,390)(d)		157,472,431
Other Assets & Liabilities, Net – 0.0%		(68,795)
Net Assets – 100.0%		$157,403,636

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $606,342, which represents 0.4% of net assets.

(d)  Cost for federal income tax purposes is $132,296,435.

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Common Stocks	64.8
Mortgage-Backed Securities	14.0
Corporate Fixed-Income Bonds & Notes	9.1
Government & Agency Obligations	5.0
Collateralized Mortgage Obligations	4.2
Commercial Mortgage-Backed Securities	2.8
Asset-Backed Securities	0.0	*
	99.9
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	0.0	*
	100.0

*  Represents less than 0.1%

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

36

Investment Portfolio – Columbia Marsico Growth Fund, March 31, 2007

Investment Company – 99.4%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Marsico Growth Master Portfolio (a)	5,690,474,570
Total Investments – 99.4%	5,690,474,570
Other Assets & Liabilities, Net – 0.6%	31,518,945
Net Assets – 100.0%	$5,721,993,515

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Growth Fund's financial statements.

Columbia Marsico Growth Fund invests only in Columbia Marsico Growth Master Portfolio. At March 31, 2007, Columbia Marsico Growth Fund owned 98.7% of Columbia Marsico Growth Master Portfolio. Columbia Marsico Growth Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	22.8
Industrials	16.9
Financials	16.2
Health Care	12.9
Information Technology	6.4
Consumer Staples	5.0
Telecommunication Services	4.1
Materials	3.3
Energy	1.8
Consumer Cyclical	1.4
Utilities	0.6
91.4
Short-Term Obligation	7.8
Other Assets & Liabilities, Net	0.8
100.0

See Accompanying Notes to Financial Statements.

37

Investment Portfolio – Columbia Large Cap Core Fund, March 31, 2007

Investment Company – 100.1%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Large Cap Core Master Portfolio (a)	1,699,869,073
Total Investments – 100.1%	1,699,869,073
Other Assets & Liabilities, Net – (0.1)%	(2,077,520)
Net Assets – 100.0%	$1,697,791,553

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Large Cap Core Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Large Cap Core Fund's financial statements.

Columbia Large Cap Core Fund invests only in Columbia Large Cap Core Master Portfolio. At March 31, 2007, Columbia Large Cap Core Fund owned 99.3% of Columbia Large Cap Core Master Portfolio. Columbia Large Cap Core Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Financials	21.4
Information Technology	14.8
Health Care	11.6
Consumer Discretionary	11.1
Industrials	10.5
Consumer Staples	10.1
Energy	10.0
Utilities	3.7
Telecommunication Services	3.3
Materials	3.0
99.5
Securities Lending Collateral	6.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(6.5)
100.0

See Accompanying Notes to Financial Statements.

38

Investment Portfolio – Columbia Marsico Focused Equities Fund, March 31, 2007

Investment Company – 99.9%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Marsico Focused Equities Master Portfolio (a)	4,664,447,892
Total Investments – 99.9%	4,664,447,892
Other Assets & Liabilities, Net – 0.1%	3,090,494
Net Assets – 100.0%	$4,667,538,386

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Marsico Focused Equities Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Focused Equities Fund's financial statements.

Columbia Marsico Focused Equities Fund invests only in Columbia Marsico Focused Equities Master Portfolio. At March 31, 2007, Columbia Marsico Focused Equities Fund owned 99.7% of Columbia Marsico Focused Equities Master Portfolio. Columbia Marsico Focused Equities Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	26.5
Financials	20.5
Industrials	16.1
Health Care	13.1
Consumer Staples	6.5
Information Technology	5.4
Materials	3.4
Energy	2.2
93.7
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	0.1
100.0

See Accompanying Notes to Financial Statements.

39

Investment Portfolio – Columbia Small Cap Growth Fund II, March 31, 2007

Investment Company – 100.1%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Small Cap Growth Master Portfolio (a)	604,129,845
Total Investments – 100.1%	604,129,845
Other Assets & Liabilities, Net – (0.1)%	(692,228)
Net Assets – 100.0%	$603,437,617

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Small Cap Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Columbia Small Cap Growth Fund II's financial statements.

Columbia Small Cap Growth Fund II invests only in Columbia Small Cap Growth Master Portfolio. At March 31, 2007, Columbia Small Cap Growth Fund II owned 99.0% of Columbia Small Cap Growth Master Portfolio. Columbia Small Cap Growth Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Information Technology	23.5
Health Care	18.8
Industrials	16.5
Consumer Discretionary	16.3
Financials	9.6
Energy	6.8
Materials	2.5
Telecommunication Services	2.1
Consumer Staples	1.3
97.4
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	1.0
100.0

See Accompanying Notes to Financial Statements.

40

Statements of Assets and Liabilities – Stock Funds (March 31, 2007)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Assets
Unaffiliated investments, at identified cost	132,081,390	—	—	—	—
Investment in Master Portfolio, at identified cost	—	4,724,896,608	1,475,258,593	3,575,293,772	533,588,992
Total investments, at identified cost	132,081,390	4,724,896,608	1,475,258,593	3,575,293,772	533,588,992
Unaffiliated investments, at value	157,472,431	—	—	—	—
Investment in Master Portfolio, at value	—	5,690,474,570	1,699,869,073	4,664,447,892	604,129,845
Total investments, at value	157,472,431	5,690,474,570	1,699,869,073	4,664,447,892	604,129,845
Cash	2,462	—	—	—	—
Receivable for:
Fund shares sold	26,337	41,721,994	1,704,032	12,073,683	507,939
Interest	395,673	—	—	—	—
Dividends	138,324	—	—	—	—
Deferred Trustees' compensation plan	—	—	—	—	37,108
Total Assets	158,035,227	5,732,196,564	1,701,573,105	4,676,521,575	604,674,892
Liabilities
Payable for:
Fund shares redeemed	305,960	7,050,426	3,259,652	5,953,047	705,280
Investment advisory fee	80,810	—	—	—	—
Administration fee	9,959	570,452	167,417	469,156	30,640
Transfer agent fee	12,649	753,481	142,405	730,979	62,963
Pricing and bookkeeping fees	10,248	3,167	3,167	3,167	3,167
Trustees' fees	83,821	109,952	53,566	36,062	35,621
Audit fee	33,744	13,611	13,610	13,611	13,610
Custody fee	3,504	402	608	571	653
Reports to shareholders	22,313	281,984	48,027	424,005	37,003
Distribution and service fees	39,850	1,394,555	73,347	1,327,442	58,888
Chief compliance officer expenses	1,766	3,750	3,750	3,750	3,279
Deferred Trustees' compensation plan	—	—	—	—	37,108
Other liabilities	26,967	21,269	16,003	21,399	249,063
Total Liabilities	631,591	10,203,049	3,781,552	8,983,189	1,237,275
Net Assets	157,403,636	5,721,993,515	1,697,791,553	4,667,538,386	603,437,617
Net Assets Consist of
Paid-in capital	140,675,794	4,922,846,724	1,443,412,691	3,803,155,572	506,841,353
Undistributed net investment income	118,537	—	7,923,504	—	—
Accumulated net investment loss	—	—	—	—	(21,025)
Accumulated net realized gain (loss)	(8,781,736)	(166,431,171)	21,844,878	(224,771,306)	26,076,436
Unrealized appreciation on investments	25,391,041	965,577,962	224,610,480	1,089,154,120	70,540,853
Net Assets	157,403,636	5,721,993,515	1,697,791,553	4,667,538,386	603,437,617

See Accompanying Notes to Financial Statements.

41

Statements of Assets and Liabilities – Stock Funds (March 31, 2007) (continued)

	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Class A
Net assets	$115,393,142	$2,684,152,632	$194,203,277	$2,488,288,319	$207,257,879
Shares outstanding	4,807,220	132,724,121	13,067,233	114,089,761	15,032,057
Net asset value per share (a)	$24.00	$20.22	$14.86	$21.81	$13.79
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$25.46	$21.45	$15.77	$23.14	$14.63
Class B
Net assets	$15,225,274	$156,922,998	$25,522,974	$348,835,784	$13,017,801
Shares outstanding	639,517	8,295,634	1,773,183	17,078,938	1,042,668
Net asset value and offering price per share (a)	$23.81	$18.92	$14.39	$20.42	$12.49
Class C
Net assets	$2,105,225	$832,852,349	$11,412,557	$582,804,501	$4,998,292
Shares outstanding	88,506	43,967,588	793,007	28,449,213	392,427
Net asset value and offering price per share (a)	$23.79	$18.94	$14.39	$20.49	$12.74
Class R
Net assets	—	$3,668,585	—	—	—
Shares outstanding	—	182,187	—	—	—
Net asset value, offering and redemption price per share	—	$20.14	—	—	—
Class Z
Net assets	$24,679,995	$2,044,396,951	$1,466,652,745	$1,247,609,782	$378,163,645
Shares outstanding	1,030,285	99,332,067	98,566,933	56,139,641	26,454,229
Net asset value, offering and redemption price per share	$23.95	$20.58	$14.88	$22.22	$14.30

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements.

42

Statements of Operations – Stock Funds (For the Year Ended March 31, 2007)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Investment Income
Dividends	1,939,003	—	—	—	—
Interest	3,100,821	—	—	—	—
Foreign taxes withheld	(114)	—	—	—	—
Allocated from Master Portfolio:
Dividends	—	41,000,952	32,723,310	33,763,269	1,259,720
Interest	—	19,928,216	359,415	13,664,177	924,946
Securities lending	—	—	49,783	—	—
Foreign taxes withheld	—	(1,463,994)	(209,551)	(1,880,500)	—
Total Investment Income	5,039,710	59,465,174	32,922,957	45,546,946	2,184,666
Expenses
Expenses allocated from Master Portfolio	—	35,471,806	9,752,372	31,527,465	3,982,814
Investment advisory fee	970,196	—	—	—	—
Administration fee	112,850	5,791,064	1,907,360	5,095,728	416,914
Distribution fee:
Class B	138,318	1,297,739	216,950	3,169,549	106,344
Class C	18,189	5,533,516	97,978	4,107,724	34,530
Class R	—	6,506	—	—	—
Service fee:
Class A	291,753	5,671,806	490,600	5,547,416	436,240
Class B	46,106	432,582	72,317	1,056,516	35,448
Class C	6,063	1,844,505	32,659	1,369,241	11,510
Transfer agent fee	191,317	4,970,675	943,530	5,559,674	526,671
Pricing and bookkeeping fees	103,354	38,000	38,000	38,000	38,000
Trustees' fee	31,167	3,369	4,187	4,443	4,449
Custody fee	20,898	4,057	3,686	3,645	3,772
Reports to shareholders	71,198	954,574	133,960	1,401,440	154,015
Chief compliance officer expenses	5,685	15,000	13,949	15,000	9,550
Other expenses	177,943	350,565	131,779	257,306	123,622
Total Operating Expenses	2,185,037	62,385,764	13,839,327	59,153,147	5,883,879
Interest expense	309	—	—	—	—
Interest expense allocated from Master Portfolio	—	—	5,695	—	—
Total Expenses	2,185,346	62,385,764	13,845,022	59,153,147	5,883,879
Fees waived by Transfer Agent	(110,185)	(546,787)	—	(1,522,122)	(174,774)
Custody earnings credit	(1)	(1,376)	(16)	(527)	(26)
Net Expenses	2,075,160	61,837,601	13,845,006	57,630,498	5,709,079
Net Investment Income (Loss)	2,964,550	(2,372,427)	19,077,951	(12,083,552)	(3,524,413)

See Accompanying Notes to Financial Statements.

43

Statements of Operations – Stock Funds (For the Year Ended March 31, 2007) (continued)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
Transactions and Written Options:
Net realized gain on:
Investments	8,445,824	—	—	—	—
Allocated from Master Portfolio:
Investments	—	14,235,799	98,944,855	108,501,861	80,035,024
Foreign currency transactions	—	26,615	—	62,328	—
Written options	—	—	748,318	—	—
Net realized gain	8,445,824	14,262,414	99,693,173	108,564,189	80,035,024
Net change in unrealized appreciation (depreciation) on:
Investments	3,852,164	—	—	—	—
Allocated from Master Portfolio:
Investments	—	182,981,005	67,608,803	50,550,519	(56,894,366)
Written options	—	—	92,034	—	—
Net change in unrealized appreciation (depreciation)	3,852,164	182,981,005	67,700,837	50,550,519	(56,894,366)
Net Gain	12,297,988	197,243,419	167,394,010	159,114,708	23,140,658
Net Increase Resulting from Operations	15,262,538	194,870,992	186,471,961	147,031,156	19,616,245

See Accompanying Notes to Financial Statements.

44

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Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund II		Columbia Marsico Growth Fund				Columbia Large Cap Core Fund
	Year Ended March 31,		Year Ended March 31,				Year Ended March 31,
	2007 ($)	2006 (a)($)	2007 ($)		2006 (a)(b)($)		2007 ($)	2006 (a)($)
Operations
Net investment income (loss)	2,964,550	2,397,291	(2,372,427)		(7,197,833)		19,077,951	16,123,526
Net realized gain on investments and foreign currency transactions	8,445,824	16,180,869	14,262,414	(c)	61,537,344	(c)	99,693,173 (c)	89,001,209 (c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,852,164	(5,000,527)	182,981,005	(c)	391,335,326	(c)	67,700,837 (c)	74,892,345 (c)
Net increase resulting from operations	15,262,538	13,577,633	194,870,992		445,674,837		186,471,961	180,017,080
Distributions Declared to Shareholders
From net investment income:
Class A	(2,171,018)	(1,704,173)	—		—		(1,217,262)	(1,707,155)
Class B	(204,040)	(185,268)	—		—		—	(51,528)
Class C	(27,546)	(17,222)	—		—		—	(21,729)
Class Z	(506,555)	(432,645)	—		—		(14,355,861)	(14,222,830)
From net realized gains:
Class A	—	—	—		—		—	—
Class B	—	—	—		—		—	—
Class C	—	—	—		—		—	—
Class Z	—	—	—		—		—	—
Total distributions declared to shareholders	(2,909,159)	(2,339,308)	—		—		(15,573,123)	(16,003,242)
Net Capital Share Transactions	(24,308,407)	(24,304,488)	1,245,140,560		1,525,680,234		(67,657,359)	(22,637,750)
Net increase (decrease) in net assets	(11,955,028)	(13,066,163)	1,440,011,552		1,971,355,071		103,241,479	141,376,088
Net Assets
Beginning of period	169,358,664	182,424,827	4,281,981,963		2,310,626,892		1,594,550,074	1,453,173,986
End of period	157,403,636	169,358,664	5,721,993,515		4,281,981,963		1,697,791,553	1,594,550,074
Undistributed (overdistributed) net investment income at end of period	118,537	63,147	—		—		7,923,504	4,413,779
Accumulated net investment loss at end of period	—	—	—		(397)		—	—

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

46

Increase (Decrease) in Net Assets	Columbia Marsico Focused Equities Fund				Columbia Small Cap Growth Fund II
	Year Ended March 31,				Year Ended March 31,
	2007 ($)		2006 (a)($)		2007 ($)		2006 (a)($)
Operations
Net investment income (loss)	(12,083,552)		(14,109,514)		(3,524,413)		(3,335,704)
Net realized gain on investments and foreign currency transactions	108,564,189	(c)	209,766,458	(c)	80,035,024	(c)	123,538,803 (c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	50,550,519	(c)	408,507,556	(c)	(56,894,366	)(c)	5,795,546 (c)
Net increase resulting from operations	147,031,156		604,164,500		19,616,245		125,998,645
Distributions Declared to Shareholders
From net investment income:
Class A	—		—		—		—
Class B	—		—		—		—
Class C	—		—		—		—
Class Z	—		—		—		—
From net realized gains:
Class A	—		—		(35,804,093)		(14,929,761)
Class B	—		—		(3,314,131)		(1,769,548)
Class C	—		—		(1,015,314)		(423,635)
Class Z	—		—		(67,841,701)		(32,777,429)
Total distributions declared to shareholders	—		—		(107,975,239)		(49,900,373)
Net Capital Share Transactions	394,435,941		613,356,885		211,423,714		(108,881,474)
Net increase (decrease) in net assets	541,467,097		1,217,521,385		123,064,720		(32,783,202)
Net Assets
Beginning of period	4,126,071,289		2,908,549,904		480,372,897		513,156,099
End of period	4,667,538,386		4,126,071,289		603,437,617		480,372,897
Undistributed (overdistributed) net investment income at end of period	—		—		—		—
Accumulated net investment loss at end of period	—		—		(21,025)		—

See Accompanying Notes to Financial Statements.

47

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Asset Allocation Fund II				Columbia Marsico Growth Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)		Year Ended March 31, 2007		Year Ended March 31, 2006 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	256,741	5,928,354	1,004,533	21,640,551	60,395,634	1,171,277,592	57,162,495	1,043,165,444
Distributions reinvested	87,950	2,020,175	72,804	1,584,397	—	—	—	—
Redemptions	(912,022)	(20,962,566)	(953,835)	(20,572,979)	(27,890,172)	(541,450,685)	(14,985,579)	(274,230,475)
Net increase (decrease)	(567,331)	(13,014,037)	123,502	2,651,969	32,505,462	629,826,907	42,176,916	768,934,969
Class B
Subscriptions	10,934	248,417	30,041	634,625	1,079,970	19,644,631	1,982,503	34,081,794
Distributions reinvested	8,096	183,502	7,768	167,516	—	—	—	—
Redemptions	(388,919)	(8,826,256)	(1,154,910)	(24,618,326)	(3,586,506)	(65,140,241)	(3,214,365)	(55,354,713)
Net increase (decrease)	(369,889)	(8,394,337)	(1,117,101)	(23,816,185)	(2,506,536)	(45,495,610)	(1,231,862)	(21,272,919)
Class C
Subscriptions	15,591	350,415	20,865	445,564	13,248,498	242,642,650	18,337,929	316,058,442
Distributions reinvested	1,096	24,885	685	14,800	—	—	—	—
Redemptions	(40,249)	(926,873)	(36,735)	(773,136)	(6,172,836)	(112,412,407)	(3,177,318)	(55,303,987)
Net increase (decrease)	(23,562)	(551,573)	(15,185)	(312,772)	7,075,662	130,230,243	15,160,611	260,754,455
Class R
Subscriptions	—	—	—	—	218,904	4,295,458	2,908	56,029
Redemptions	—	—	—	—	(37,235)	(736,233)	(2,390)	(45,466)
Net increase (decrease)	—	—	—	—	181,669	3,559,225	518	10,563
Class Z
Subscriptions	43,703	1,012,355	33,577	716,695	38,387,022	763,389,561	36,122,180	667,164,412
Distributions reinvested	9,483	217,764	10,108	219,182	—	—	—	—
Redemptions	(161,123)	(3,578,579)	(175,513)	(3,763,377)	(12,037,095)	(236,369,766)	(8,055,589)	(149,911,246)
Net increase (decrease)	(107,937)	(2,348,460)	(131,828)	(2,827,500)	26,349,927	527,019,795	28,066,591	517,253,166

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

48

	Columbia Large Cap Core Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	590,121	8,241,999	725,138	9,118,703
Distributions reinvested	80,749	1,156,423	124,448	1,615,327
Redemptions	(2,687,393)	(37,631,283)	(3,557,521)	(44,658,040)
Net increase (decrease)	(2,016,523)	(28,232,861)	(2,707,935)	(33,924,010)
Class B
Subscriptions	65,903	892,588	38,493	472,157
Distributions reinvested	—	—	3,784	47,711
Redemptions	(729,002)	(9,921,962)	(795,192)	(9,719,903)
Net increase (decrease)	(663,099)	(9,029,374)	(752,915)	(9,200,035)
Class C
Subscriptions	109,510	1,482,121	134,660	1,644,077
Distributions reinvested	—	—	1,718	21,666
Redemptions	(400,084)	(5,474,022)	(332,381)	(4,078,911)
Net increase (decrease)	(290,574)	(3,991,901)	(196,003)	(2,413,168)
Class R
Subscriptions	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class Z
Subscriptions	12,410,783	174,002,439	19,960,009	249,836,147
Distributions reinvested	279,199	3,925,475	250,331	3,256,811
Redemptions	(14,782,222)	(204,331,137)	(18,256,409)	(230,193,495)
Net increase (decrease)	(2,092,240)	(26,403,223)	1,953,931	22,899,463

See Accompanying Notes to Financial Statements.

49

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Marsico Focused Equities Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	44,224,369	927,566,929	41,656,396	810,411,959
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(27,805,936)	(584,078,634)	(15,099,675)	(292,503,989)
Net increase (decrease)	16,418,433	343,488,295	26,556,721	517,907,970
Class B
Subscriptions	680,653	13,377,347	1,118,910	20,560,380
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(9,211,930)	(182,050,208)	(6,306,928)	(115,519,783)
Net increase (decrease)	(8,531,277)	(168,672,861)	(5,188,018)	(94,959,403)
Class C
Subscriptions	7,103,099	140,691,307	7,369,999	136,795,748
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(5,305,846)	(104,879,402)	(3,443,879)	(62,848,503)
Net increase	1,797,253	35,811,905	3,926,120	73,947,245
Class Z
Subscriptions	16,645,474	358,425,223	11,206,795	222,549,775
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(8,191,907)	(174,616,621)	(5,435,814)	(106,088,702)
Net increase (decrease)	8,453,567	183,808,602	5,770,981	116,461,073

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

50

	Columbia Small Cap Growth Fund II
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	846,115	12,194,803	585,432	9,431,927
Proceeds received in connection with merger	5,195,908	68,880,727	—	—
Distributions reinvested	2,521,813	33,418,724	894,906	13,718,926
Redemptions	(2,119,338)	(30,091,164)	(1,687,176)	(26,806,533)
Net increase (decrease)	6,444,498	84,403,090	(206,838)	(3,655,680)
Class B
Subscriptions	45,625	643,544	46,126	698,594
Proceeds received in connection with merger	164,721	2,001,422	—	—
Distributions reinvested	243,591	2,943,154	110,974	1,574,724
Redemptions	(412,258)	(5,316,334)	(297,578)	(4,491,697)
Net increase (decrease)	41,679	271,786	(140,478)	(2,218,379)
Class C
Subscriptions	99,293	1,297,619	63,584	970,165
Proceeds received in connection with merger	63,412	784,361	—	—
Distributions reinvested	51,267	632,012	17,759	255,904
Redemptions	(91,917)	(1,195,372)	(65,757)	(980,736)
Net increase	122,055	1,518,620	15,586	245,333
Class Z
Subscriptions	4,060,420	57,665,124	979,921	16,028,822
Proceeds received in connection with merger	8,210,911	112,435,820	—	—
Distributions reinvested	1,389,406	19,020,642	520,648	8,205,409
Redemptions	(4,310,537)	(63,891,368)	(7,830,689)	(127,486,979)
Net increase (decrease)	9,350,200	125,230,218	(6,330,120)	(103,252,748)

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.22		$20.84		$20.20		$16.44		$19.92
Income from Investment Operations:
Net investment income (b)	0.43		0.32		0.31	(c)	0.25		0.29
Net realized and unrealized gain (loss) on investments and foreign currency	1.78		1.37		0.65	(d)	3.80		(3.48)
Total from Investment Operations	2.21		1.69		0.96		4.05		(3.19)
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.31)		(0.32)		(0.29)		(0.29)
Net Asset Value, End of Period	$24.00		$22.22		$20.84		$20.20		$16.44
Total return (e)	10.06	%(f)	8.17	%(f)	4.80	%(f)(g)	24.73	%(f)	(16.05)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	1.22%		1.13%		1.25%		1.29%		1.29%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	1.22%		1.13%		1.25%		1.29%		1.29%
Net investment income (h)	1.89%		1.49%		1.50%		1.33%		1.58%
Waiver/Reimbursement	0.07%		0.04%		0.08%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$115,393		$119,408		$109,409		$106,642		$88,011

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.73%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
52

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.04		$20.67		$20.04		$16.31		$19.81
Income from Investment Operations:
Net investment income (b)	0.26		0.14		0.15	(c)	0.11		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		1.38		0.64	(d)	3.76		(3.47)
Total from Investment Operations	2.03		1.52		0.79		3.87		(3.32)
Less Distributions Declared to Shareholders:
From net investment income	(0.26)		(0.15)		(0.16)		(0.14)		(0.18)
Net Asset Value, End of Period	$23.81		$22.04		$20.67		$20.04		$16.31
Total return (e)	9.27	%(f)	7.38	%(f)	3.97	%(f)(g)	23.79	%(f)	(16.80)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Net investment income (h)	1.14%		0.68%		0.75%		0.58%		0.83%
Waiver/Reimbursement	0.07%		0.04%		0.07%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$15,225		$22,247		$43,962		$64,122		$72,344

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
53

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.02		$20.65		$20.02		$16.31		$19.84
Income from Investment Operations:
Net investment income (b)	0.26		0.15		0.15	(c)	0.11		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		1.37		0.65	(d)	3.75		(3.48)
Total from Investment Operations	2.03		1.52		0.80		3.86		(3.33)
Less Distributions Declared to Shareholders:
From net investment income	(0.26)		(0.15)		(0.17)		(0.15)		(0.20)
Net Asset Value, End of Period	$23.79		$22.02		$20.65		$20.02		$16.31
Total return (e)	9.28	%(f)	7.39	%(f)	4.02	%(f)(g)	23.73	%(f)	(16.80)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Net investment income (h)	1.14%		0.73%		0.75%		0.58%		0.83%
Waiver/Reimbursement	0.07%		0.04%		0.07%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$2,105		$2,468		$2,628		$2,372		$1,992

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.95%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
54

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.17		$20.81		$20.18		$16.42		$19.93
Income from Investment Operations:
Net investment income (b)	0.49		0.37		0.36	(c)	0.29		0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.78		1.36		0.64	(d)	3.81		(3.49)
Total from Investment Operations	2.27		1.73		1.00		4.10		(3.17)
Less Distributions Declared to Shareholders:
From net investment income	(0.49)		(0.37)		(0.37)		(0.34)		(0.34)
Net Asset Value, End of Period	$23.95		$22.17		$20.81		$20.18		$16.42
Total return (e)	10.35	%(f)	8.35	%(f)	5.01	%(f)(g)	25.07	%(f)	(15.96)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	0.97%		0.88%		1.00%		1.04%		1.04%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	0.97%		0.88%		1.00%		1.04%		1.04%
Net investment income (h)	2.15%		1.72%		1.75%		1.58%		1.83%
Waiver/Reimbursement	0.07%		0.04%		0.07%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$24,680		$25,236		$26,425		$25,750		$35,514

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.94%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
55

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.53		$17.04		$15.80		$11.86		$14.72
Income from Investment Operations:
Net investment loss (c)	—	(d)	(0.03)		(0.03)		(0.06)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.69		2.52		1.27		4.00		(2.78)
Total from Investment Operations	0.69		2.49		1.24		3.94		(2.86)
Net Asset Value, End of Period	$20.22		$19.53		$17.04		$15.80		$11.86
Total return (e)	3.53	%(f)	14.61	%(f)	7.85	%(f)	33.22	%(f)	(19.43)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.22	%(g)	1.21%		1.30%		1.37%		1.42%
Net investment income (loss)	0.01	%(g)	(0.15)%		(0.21)%		(0.42)%		(0.62)%
Waiver/Reimbursement	0.01%		0.06	%(h)	0.03	%(h)	0.02	%(h)	—
Net assets, end of period (000's)	$2,684,153		$1,956,822		$988,948		$546.537		$279,840

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01.

(e)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
56

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.40		$16.18		$15.12		$11.43		$14.29
Income from Investment Operations:
Net investment loss (c)	(0.13)		(0.15)		(0.15)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.65		2.37		1.21		3.85		(2.69)
Total from Investment Operations	0.52		2.22		1.06		3.69		(2.86)
Net Asset Value, End of Period	$18.92		$18.40		$16.18		$15.12		$11.43
Total return (d)	2.83	%(e)	13.72	%(e)	7.01	%(e)	32.28	%(e)	(20.01)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(f)	1.96%		2.05%		2.12%		2.17%
Net investment loss	(0.71	)%(f)	(0.85)%		(0.96)%		(1.17)%		(1.37)%
Waiver/Reimbursement	0.01%		0.06	%(g)	0.03	%(g)	0.02	%(g)	—
Net assets, end of period (000's)	$156,923		$198,749		$194,668		$200,270		$137,432

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
57

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.43		$16.20		$15.14		$11.44		$14.31
Income from Investment Operations:
Net investment loss (c)	(0.13)		(0.15)		(0.15)		(0.17)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.64		2.38		1.21		3.87		(2.70)
Total from Investment Operations	0.51		2.23		1.06		3.70		(2.87)
Net Asset Value, End of Period	$18.94		$18.43		$16.20		$15.14		$11.44
Total return (d)	2.77	%(e)	13.77	%(e)	7.00	%(e)	32.34	%(e)	(20.06)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(f)	1.96%		2.05%		2.12%		2.17%
Net investment loss	(0.74	)%(f)	(0.89)%		(0.96)%		(1.17)%		(1.37)%
Waiver/Reimbursement	0.01%		0.06	%(g)	0.03	%(g)	0.02	%(g)	—
Net assets, end of period (000's)	$832,852		$679,735		$352,016		$177,599		$55,913

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
58

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares (a)	Year Ended March 31, 2007		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$19.49		$18.89
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.01)
Net realized and unrealized gain on investments and foreign currency	0.73		0.61
Total from Investment Operations	0.65		0.60
Net Asset Value, End of Period	$20.14		$19.49
Total return (d)(e)	3.34%		3.18	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.47	%(g)	1.54	%(h)
Net investment loss	(0.42	)%(g)	(0.35	)%(h)
Waiver/Reimbursement	0.01%		0.07	%(h)(i)
Net assets, end of period (000's)	$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% for the year ended March 31, 2006.

See Accompanying Notes to Financial Statements.
59

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.82		$17.25		$15.96		$11.95		$14.79
Income from Investment Operations:
Net investment income (loss) (c)	0.05		0.02		0.01		(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.71		2.55		1.28		4.03		(2.79)
Total from Investment Operations	0.76		2.57		1.29		4.01		(2.84)
Net Asset Value, End of Period	$20.58		$19.82		$17.25		$15.96		$11.95
Total return (d)	3.83	%(e)	14.90	%(e)	8.08	%(e)	33.56	%(e)	(19.20)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.97	%(f)	0.96%		1.05%		1.12%		1.17%
Net investment income (loss)	0.25	%(f)	0.11%		0.04%		(0.17)%		(0.37)%
Waiver/Reimbursement	0.01%		0.06	%(g)	0.03	%(g)	0.02	%(g)	—
Net assets, end of period (000's)	$2,044,397		$1,446,667		$774,996		$371,942		$106,436

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
60

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.35		$12.00		$11.55		$8.76		$12.31
Income from Investment Operations:
Net investment income (loss) (c)	0.14		0.11		0.10		0.03		0.04
Net realized and unrealized gain (loss) on investments	1.46		1.35		0.45	(d)	2.79		(3.56)
Net increase (decrease) in net asset value from operations	1.60		1.46		0.55		2.82		(3.52)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.11)		(0.10)		(0.03)		(0.03)
Net Asset Value, End of Period	$14.86		$13.35		$12.00		$11.55		$8.76
Total return (e)	12.00%		12.19	%(f)	4.71	%(f)(g)	32.21	%(f)	(28.61)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.05	%(h)	1.03%		1.12	%(j)	1.18	%(j)	1.19%
Interest expense	—	%(k)	—		—	%(k)	—		—
Net expenses	1.05	%(h)	1.03%		1.12	%(j)	1.18	%(j)	1.19%
Waiver/Reimbursement	—		0.06	%(i)	0.03	%(i)	0.03	%(i)	—
Net investment income (loss)	0.98	%(h)	0.86%		0.89%		0.27%		0.44%
Portfolio turnover rate	—		—		—		—		15	%(l)
Net assets, end of period (000's)	$194,203		$201,359		$213,513		$245,616		$213,691

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(j)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.
61

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$12.95		$11.65		$11.21		$8.54		$12.07
Income from Investment Operations:
Net investment income (loss) (c)	0.03		0.01		0.02		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	1.41		1.31		0.42	(d)	2.72		(3.50)
Net increase (decrease) in net asset value from operations	1.44		1.32		0.44		2.67		(3.53)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.02)		—	(e)	—		—	(e)
Net Asset Value, End of Period	$14.39		$12.95		$11.65		$11.21		$8.54
Total return (f)	11.12%		11.33	%(g)	3.93	%(g)(h)	31.26	%(g)	(29.23)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.80	%(i)	1.78%		1.87	%(k)	1.93	%(k)	1.94%
Interest expense	—	%(l)	—		—	%(l)	—		—
Net expenses	1.80	%(i)	1.78%		1.87	%(k)	1.93	%(k)	1.94%
Waiver/Reimbursement	—		0.06	%(j)	0.03	%(j)	0.03	%(j)	—
Net investment income (loss)	0.21	%(i)	0.11%		0.14%		(0.48)%		(0.31)%
Portfolio turnover rate	—		—		—		—		15	%(m)
Net assets, end of period (000's)	$25,523		$31,542		$37,140		$44,571		$38,972

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.
62

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$12.94		$11.64		$11.21		$8.54		$12.08
Income from Investment Operations:
Net investment income (loss) (c)	0.03		0.01		0.02		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	1.42		1.31		0.42	(d)	2.72		(3.51)
Net increase (decrease) in net asset value from operations	1.45		1.32		0.44		2.67		(3.54)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.02)		(0.01)		—		—
Net Asset Value, End of Period	$14.39		$12.94		$11.64		$11.21		$8.54
Total return (e)	11.21%		11.34	%(f)	3.91	%(f)(g)	31.26	%(f)	(29.30)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.80	%(h)	1.78%		1.87	%(j)	1.93	%(j)	1.94%
Interest expense	—	%(k)	—		—	%(k)	—		—
Net expenses	1.80	%(h)	1.78%		1.87	%(j)	1.93	%(j)	1.94%
Waiver/Reimbursement	—		0.06	%(i)	0.03	%(i)	0.03	%(i)	—
Net investment income (loss)	0.21	%(h)	0.11%		0.14%		(0.48)%		(0.31)%
Portfolio turnover rate	—		—		—		—		15	%(l)
Net assets, end of period (000's)	$11,413		$14,026		$14,899		$16,702		$12,857

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(j)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.
63

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.39		$12.03		$11.58		$8.78		$12.35
Income from Investment Operations:
Net investment income (loss) (c)	0.17		0.14		0.13		0.05		0.07
Net realized and unrealized gain (loss) on investments	1.47		1.36		0.45	(d)	2.81		(3.59)
Net increase (decrease) in net asset value from operations	1.64		1.50		0.58		2.86		(3.52)
Less Distributions Declared to Shareholders:
From net investment income	(0.15)		(0.14)		(0.13)		(0.06)		(0.05)
Net Asset Value, End of Period	$14.88		$13.39		$12.03		$11.58		$8.78
Total return (e)	12.28%		12.50	%(f)	4.98	%(f)(g)	32.58	%(f)	(28.55)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.80	%(h)	0.78%		0.87	%(j)	0.93	%(j)	0.94%
Interest expense	—	%(k)	—		—	%(k)	—		—
Net expenses	0.80	%(h)	0.78%		0.87	%(j)	0.93	%(j)	0.94%
Waiver/Reimbursement	—		0.06	%(i)	0.03	%(i)	0.03	%(i)	—
Net investment income (loss)	1.23	%(h)	1.11%		1.14%		0.52%		0.69%
Portfolio turnover rate	—		—		—		—		15	%(l)
Net assets, end of period (000)	$1,466,653		$1,347,623		$1,187,622		$1,517,644		$1,393,260

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(j)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.
64

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

							Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$21.10		$17.67		$16.79		$12.70		$15.77
Income from Investment Operations:
Net investment loss (c)	(0.04)		(0.05)		(0.06)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.75		3.48		0.94		4.17		(2.99)
Total from Investment Operations	0.71		3.43		0.88		4.09		(3.07)
Net Asset Value, End of Period	$21.81		$21.10		$17.67		$16.79		$12.70
Total return (d)	3.36	%(e)	19.41	%(e)	5.24	%(e)	32.20	%(e)	(19.47)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.24%		1.22%		1.30%		1.34%		1.37%
Net investment loss (f)	(0.19)%		(0.27)%		(0.37)%		(0.49)%		(0.60)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$2,488,288		$2,061,076		$1,256,948		$1,030,985		$537,958

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
65

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.91		$16.80		$16.08		$12.25		$15.33
Income from Investment Operations:
Net investment loss (c)	(0.17)		(0.18)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.68		3.29		0.90		4.02		(2.90)
Total from Investment Operations	0.51		3.11		0.72		3.83		(3.08)
Net Asset Value, End of Period	$20.42		$19.91		$16.80		$16.08		$12.25
Total return (d)	2.56	%(e)	18.51	%(e)	4.48	%(e)	31.27	%(e)	(20.09)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.99%		1.97%		2.05%		2.09%		2.12%
Net investment loss (f)	(0.85)%		(1.01)%		(1.12)%		(1.24)%		(1.35)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$348,836		$509,933		$517,489		$576,884		$462,082

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
66

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.97		$16.85		$16.13		$12.29		$15.38
Income from Investment Operations:
Net investment loss (c)	(0.18)		(0.19)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.70		3.31		0.90		4.03		(2.91)
Total from Investment Operations	0.52		3.12		0.72		3.84		(3.09)
Net Asset Value, End of Period	$20.49		$19.97		$16.85		$16.13		$12.29
Total return (d)	2.60	%(e)	18.52	%(e)	4.46	%(e)	31.24	%(e)	(20.09)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.99%		1.97%		2.05%		2.09%		2.12%
Net investment loss (f)	(0.92)%		(1.01)%		(1.12)%		(1.24)%		(1.35)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$582,805		$532,250		$382,989		$342,885		$175,032

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
67

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$21.45		$17.92		$16.98		$12.81		$15.87
Income from Investment Operations:
Net investment income (loss) (c)	0.01		—	(d)	(0.02)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.76		3.53		0.96		4.21		(3.01)
Total from Investment Operations	0.77		3.53		0.94		4.17		(3.06)
Net Asset Value, End of Period	$22.22		$21.45		$17.92		$16.98		$12.81
Total return	3.59	%(e)	19.70	%(e)	5.54	%(e)	32.55	%(e)	(19.28)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.99%		0.97%		1.05%		1.09%		1.12%
Net investment income (loss) (f)	0.06%		(0.01)%		(0.12)%		(0.24)%		(0.35)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$1,247,610		$1,022,812		$751,124		$701,306		$384,706

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
68

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$17.56		$15.06		$15.04		$9.96		$14.84
Income from Investment Operations:
Net investment loss (c)	(0.12)		(0.13)		(0.14)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.24	)(d)	4.51		0.16		5.21		(4.78)
Total from Investment Operations	(0.36)		4.38		0.02		5.08		(4.88)
Less Distributions Declared to Shareholders:
From net realized gains	(3.41)		(1.88)		—		—		—
Net Asset Value, End of Period	$13.79		$17.56		$15.06		$15.04		$9.96
Total return (e)(f)	(0.03)%		30.90%		0.13%		51.00%		(32.88)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.23	%(g)	1.24%		1.32%		1.38	%(h)	1.40%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	1.23	%(g)	1.24%		1.32%		1.38	%(h)	1.40%
Net investment income (loss)	(0.81	)%(g)	(0.84)%		(0.96)%		(1.00)%		(0.86)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$207,258		$150,761		$132,400		$212,854		$128,620

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.
69

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.21		$14.13		$14.22		$9.49		$14.25
Income from Investment Operations:
Net investment loss (c)	(0.21)		(0.24)		(0.24)		(0.22)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.22	)(d)	4.20		0.15		4.95		(4.58)
Total from Investment Operations	(0.43)		3.96		(0.09)		4.73		(4.76)
Less Distributions Declared to Shareholders:
From net realized gains	(3.29)		(1.88)		—		—		—
Net Asset Value, End of Period	$12.49		$16.21		$14.13		$14.22		$9.49
Total return (e)(f)	(0.69)%		29.92%		(0.63)%		49.84%		(33.40)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Net investment income (loss)	(1.58	)%(g)	(1.59)%		(1.73)%		(1.75)%		(1.61)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$13,018		$16,229		$16,131		$19,367		$12,567

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.
70

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.47		$14.33		$14.42		$9.62		$14.45
Income from Investment Operations:
Net investment loss (c)	(0.21)		(0.24)		(0.24)		(0.22)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.23	)(d)	4.26		0.15		5.02		(4.65)
Total from Investment Operations	(0.44)		4.02		(0.09)		4.80		(4.83)
Less Distributions Declared to Shareholders:
From net realized gains	(3.29)		(1.88)		—		—		—
Net Asset Value, End of Period	$12.74		$16.47		$14.33		$14.42		$9.62
Total return (e)(f)	(0.74)%		29.93%		(0.62)%		49.90%		(33.43)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Net investment income (loss)	(1.57	)%(g)	(1.59)%		(1.73)%		(1.75)%		(1.61)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$4,998		$4,452		$3,651		$5,454		$3,644

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.
71

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.06		$15.40		$15.35		$10.14		$15.07
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.10)		(0.11)		(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.23	)(d)	4.64		0.16		5.31		(4.86)
Total from Investment Operations	(0.31)		4.54		0.05		5.21		(4.93)
Less Distributions Declared to Shareholders:
From net realized gains	(3.45)		(1.88)		—		—		—
Net Asset Value, End of Period	$14.30		$18.06		$15.40		$15.35		$10.14
Total return (e)(f)	0.33%		31.26%		0.33%		51.38%		(32.71)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.98	%(g)	0.99%		1.07%		1.13	%(h)	1.15%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	0.98	%(g)	0.99%		1.07%		1.13	%(h)	1.15%
Net investment income (loss)	(0.56	)%(g)	(0.59)%		(0.73)%		(0.75)%		(0.61)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$378,164		$308,930		$360,975		$509,419		$410,198

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.
72

Notes to Financial Statements – Stock Funds, March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Asset Allocation Fund II

Columbia Marsico Growth Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Small Cap Growth Fund II

As of the close of business on September 22, 2006, Columbia Small Company Equity Fund, a series of Columbia Funds Series Trust I, merged into Columbia Small Cap Growth Fund II.

Investment Goals

Columbia Asset Allocation Fund II seeks to obtain long-term growth from capital appreciation, and dividend and interest income. Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund each seek long term growth of capital. Columbia Small Cap Growth Fund II seeks long term growth of capital by investing primarily in equity securities. Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio, respectively (the "Master Portfolios"). The Master Portfolios are each a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). Each Master Portfolio has the same investment objective as its corresponding Feeder Fund. The values of the Feeder Funds' investments in their respective Master Portfolios included in the Statements of Assets and Liabilities reflect the Feeder Funds' proportionate amount of beneficial interest in the net assets of the respective Master Portfolios (98.7% for Columbia Marsico Growth Master Portfolio, 99.3% for Columbia Large Cap Core Master Portfolio, 99.7% for Columbia Marsico Focused Equities Master Portfolio and 99.0% for Columbia Small Cap Growth Master Portfolio at March 31, 2007). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds that are managed by Columbia Management Advisors, LLC, not registered under the 1940 Act, and whose financial statements are not presented here, also invest in the Master Portfolios.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Asset Allocation Fund II, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, and Columbia Small Cap Growth Fund II each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Growth Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares generally will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

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Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Debt securities generally are valued by pricing services approved by the Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, or quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Similar policies are followed by the Master Portfolios in which the Feeder Funds invest. See the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for the Master Portfolios' valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

Columbia Asset Allocation Fund II may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund II may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Columbia Asset Allocation Fund II may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Stock Funds, March 31, 2007

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If a Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis based on the relative net assets of each class for purposes of determining the net asset value of each class.

The Feeder Funds record their proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolios on a daily basis. The investment income, realized and unrealized gains and losses and expenses are allocated daily to investors of the Master Portfolios based upon the relative value of their investment in the Master Portfolios.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund II. Dividends from net investment income, if any, are declared and paid annually by the remaining Funds. Net realized capital gains, if any, are distributed at least annually for all Funds.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Funds' organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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Stock Funds, March 31, 2007

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution classifications, net operating loss reclassifications, allocations from master portfolios, redemption based payments treated as dividend paid deduction, discount accretion reclassifications, foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed / (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Asset Allocation Fund II	$(1)	$(19)	$20
Columbia Marsico Growth Fund	2,372,824	(2,981,229)	608,405
Columbia Large Cap Core Fund	4,897	(459,721)	454,824
Columbia Marsico Focused Equities Fund	12,083,552	(1,838,023)	(10,245,529)
Columbia Small Cap Growth Fund II	3,503,388	(4,473,556)	970,168

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	3/31/07		3/31/06
	Ordinary Income *	Long-Term Capital Gains	Ordinary Income *	Long-Term Capital Gains
Columbia Asset Allocation Fund II	$2,909,159	—	$2,339,308	$—
Columbia Marsico Growth Fund	—	—	—	—
Columbia Large Cap Core Fund	15,573,123	—	16,003,242	—
Columbia Marsico Focused Equities Fund	—	—	—	—
Columbia Small Cap Growth Fund II	9,984,992	97,990,247	—	49,900,373

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Asset Allocation Fund II	$118,538	$—	$25,175,996
Columbia Marsico Growth Fund	—	—	990,282,152
Columbia Large Cap Core Fund	7,923,504	22,542,099	224,933,974
Columbia Marsico Focused Equities Fund	—	—	1,081,385,392
Columbia Small Cap Growth Fund II	9,545,497	18,270,304	71,015,027

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, non-deductible deferred trustees' fees and discount accretion adjustments.

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Stock Funds, March 31, 2007

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation		Unrealized Depreciation		Net Unrealized Appreciation
Columbia Asset Allocation Fund II	$26,800,449		$(1,624,453)		$25,175,996
Columbia Marsico Growth Fund	—	*	—	*	—	*
Columbia Large Cap Core Fund	—	*	—	*	—	*
Columbia Marsico Focused Equities Fund	—	*	—	*	—	*
Columbia Small Cap Growth Fund II	—	*	—	*	—	*

*  See corresponding Master Portfolio's notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in 2008	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Total
Columbia Asset Allocation Fund II	$—	$—	$—	$—	$8,566,692	$—	$8,566,692
Columbia Marsico Growth Fund	1,479,676	1,479,676	66,806,078	61,903,630	—	30,480,049	162,149,109
Columbia Marsico Focused Equities Fund	—	—	61,296,471	145,695,377	—	732,294	207,724,142

Capital loss carryforwards were utilized or expired during the year ended March 31, 2007 as follows:

Capital losses Utilized/ Expired
Columbia Asset Allocation Fund II	$8,446,894
Columbia Marsico Growth Fund	6,981,890
Columbia Large Cap Core Fund	73,115,507
Columbia Marsico Focused Equities Fund	112,721,953

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, post-October capital losses of $1,826,145 attributed to security transactions were deferred to April 1, 2007 for Columbia Marsico Growth Fund.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Columbia Asset Allocation Fund II and the Master Portfolios. Columbia receives an investment advisory fee from Columbia Asset Allocation Fund II, calculated daily and payable monthly, at the annual rate of 0.60% of the Fund's average daily net assets.

The Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their

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Stock Funds, March 31, 2007

corresponding Master Portfolios (See Note 4 of Notes to Financial Statements of the Master Portfolios).

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the agreements described in the Pricing and Bookkeeping Fees note below:

Administration Fee Rate
Columbia Asset Allocation Fund II	0.120%
Columbia Marsico Growth Fund	0.120%
Columbia Large Cap Core Fund	0.120%
Columbia Marsico Focused Equities Fund	0.120%
Columbia Small Cap Growth Fund II*	0.067%

*  Prior to September 25, 2006, this fee rate was 0.120%. For the year ended March 31, 2007, the effective administrative fee rate was 0.088%.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, Columbia Asset Allocation Fund II pays a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for Columbia Asset Allocation Fund II shall not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Columbia Asset Allocation Fund II reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses. In addition, under the Services Agreement, the Funds reimburse Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in "Administration fee" on the Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Funds, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amounts paid to affiliates by the Funds under these agreements are as follows:

Columbia Asset Allocation Fund II	$64,984
Columbia Marsico Growth Fund	28,500
Columbia Large Cap Core Fund	28,500
Columbia Marsico Focused Equities Fund	28,500
Columbia Small Cap Growth Fund II	28,500

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned

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Stock Funds, March 31, 2007

subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for each Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Transfer Agent Fee Rate
Columbia Asset Allocation Fund II	0.05%
Columbia Marsico Growth Fund	0.09%
Columbia Large Cap Core Fund	0.06%
Columbia Marsico Focused Equities Fund	0.09%
Columbia Small Cap Growth Fund II	0.07%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charges ("CDSC") as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Asset Allocation Fund II	$5,780	$—	$15,969	$570
Columbia Marsico Growth Fund	293,009	—	223,664	145,140
Columbia Large Cap Core Fund	9,738	—	12,538	3
Columbia Marsico Focused Equities Fund	181,454	—	390,545	76,216
Columbia Small Cap Growth Fund II	10,204	—	21,722	513

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Growth Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

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Stock Funds, March 31, 2007

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C
Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses for Columbia Small Cap Growth Fund II through July 31, 2007, so that total expenses (excluding interest expense and shareholder servicing and distribution fees) will not exceed 1.15% annually of the Fund's average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2007.

Columbia is entitled to recover from Columbia Small Cap Growth Fund II any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Fund to exceed the expense limitations in effect at the time of recovery.

At March 31, 2007, the amount potentially recoverable by Columbia from Columbia Small Cap Growth Fund II pursuant to this arrangement is $335,159, expiring March 31, 2008.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

As a result of fund mergers, certain funds assumed the assets and liabilities of the deferred compensation plan of an acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities				Other Investment Securities
	Purchases		Sales		Purchases		Sales
Columbia Asset Allocation Fund II	$30,387,840		$27,559,059		$57,969,718		$83,064,182
Columbia Marsico Growth Fund	—	*	—	*	—	*	—	*
Columbia Large Cap Core Fund	—	*	—	*	—	*	—	*
Columbia Marsico Focused Equities Fund	—	*	—	*	—	*	—	*
Columbia Small Cap Growth Fund II	—	*	—	*	—	*	—	*

*  See corresponding Master Trust notes to financial statements for purchase and sales information.

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Stock Funds, March 31, 2007

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value are authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Nine years

As of March 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Asset Allocation Fund II	13.4
Columbia Marsico Growth Fund	21.8
Columbia Large Cap Core Fund	60.5
Columbia Marsico Focused Equities Fund	13.2
Columbia Small Cap Growth Fund II	46.5

As of March 31, 2007, several of the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	# of Shareholders	% of Shares Outstanding Held
Columbia Marsico Growth Fund	2	30.2
Columbia Large Cap Core Fund	2	12.6
Columbia Marsico Focused Equities Fund	3	23.9

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each of the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended March 31, 2007, Columbia Asset Allocation Fund II borrowed under these arrangements with an average daily loan balance outstanding of $2,000,000 at a weighted average interest rate of 5.56%.

81

Stock Funds, March 31, 2007

Note 8. Securities Lending

Columbia Asset Allocation Fund II commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. For the year ended March 31, 2007, Columbia Asset Allocation Fund II did not lend any securities.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004,

82

Stock Funds, March 31, 2007

the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

83

Stock Funds, March 31, 2007

Note 10. Business Combinations and Mergers

As of the close of business on September 22, 2006, Columbia Small Company Equity Fund merged into Columbia Small Cap Growth Fund II. Columbia Small Cap Growth Fund II received a tax-free transfer of assets from Columbia Small Company Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation *
$13,634,952	$184,102,330	$(11,128,807)
Net Assets of Columbia Small Cap Growth Fund II Prior to Combination	Net Assets of Columbia Small Company Equity Fund Immediately Prior to Combination	Net Assets of Columbia Small Cap Growth Fund II Immediately After Combination
$386,854,349	$184,102,330	$570,956,679

*  Unrealized depreciation is included in the respective Net Assets Received.

84

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

85

Unaudited Information

Federal Income Tax Information – Stock Funds

Columbia Asset Allocation Fund II

For non-corporate shareholders 62.54% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

61.91% of the ordinary income earned by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Large Cap Core Fund

For the fiscal year ended March 31, 2007, the Fund designates long term capital gains of $23,000,000.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

100.00% of the ordinary income earned by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund II

For the fiscal year ended March 31, 2007, the Fund designates long-term capital gains of $67,000,000.

For non-corporate shareholders 20.67% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

20.91% of the ordinary income earned by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

86

Columbia Funds Master Investment Trust, LLC

Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio Annual Reports

March 31, 2007

The following pages should be read in conjunction with Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II Annual Reports.

87

Investment Portfolio – Columbia Marsico Growth Master Portfolio, March 31, 2007

Common Stocks – 90.0%

	Shares	Value ($)
Consumer Discretionary – 22.8%
Automobiles – 2.8%
Toyota Motor Corp., ADR	1,258,014	161,227,074
Automobiles Total		161,227,074
Hotels, Restaurants & Leisure – 10.3%
Four Seasons Hotels, Inc.	208,909	16,775,393
Las Vegas Sands Corp. (a)	1,630,827	141,245,926
MGM Mirage (a)	2,253,774	156,682,369
Starbucks Corp. (a)	2,934,874	92,037,649
Station Casinos, Inc.	414,194	35,856,775
Wynn Resorts Ltd.	763,505	72,426,084
Yum! Brands, Inc.	1,418,607	81,938,740
Hotels, Restaurants & Leisure Total		596,962,936
Media – 3.5%
Comcast Corp., Class A (a)	7,847,553	203,644,001
Media Total		203,644,001
Multiline Retail – 3.9%
Federated Department Stores, Inc.	2,781,366	125,300,538
Target Corp.	1,665,542	98,700,019
Multiline Retail Total		224,000,557
Specialty Retail – 2.3%
Lowe's Companies, Inc.	4,133,627	130,167,914
Specialty Retail Total		130,167,914
Consumer Discretionary Total		1,316,002,482
Consumer Staples – 5.0%
Beverages – 1.4%
Heineken NV, ADR	3,077,534	80,477,514
Beverages Total		80,477,514
Household Products – 3.6%
Procter & Gamble Co.	3,310,283	209,077,474
Household Products Total		209,077,474
Consumer Staples Total		289,554,988
Energy – 1.8%
Energy Equipment & Services – 1.8%
Schlumberger Ltd.	1,502,208	103,802,573
Energy Equipment & Services Total		103,802,573
Energy Total		103,802,573

	Shares	Value ($)
Financials – 16.2%
Capital Markets – 8.8%
Goldman Sachs Group, Inc.	985,735	203,682,423
Lehman Brothers Holdings, Inc.	2,140,263	149,968,228
UBS AG, Registered Shares	2,610,416	155,137,023
Capital Markets Total		508,787,674
Commercial Banks – 4.6%
China Merchants Bank Co., Ltd., Class H (a)	5,091,500	10,282,699
Industrial & Commercial Bank of China, Class H (a)	217,584,000	121,970,682
Wells Fargo & Co.	3,921,535	135,018,450
Commercial Banks Total		267,271,831
Diversified Financial Services – 1.7%
Citigroup, Inc.	1,838,731	94,400,450
Diversified Financial Services Total		94,400,450
Real Estate Investment Trusts (REITs) – 0.3%
KKR Financial Corp.	640,496	17,568,805
Real Estate Investment Trusts (REITs) Total		17,568,805
Real Estate Management & Development – 0.8%
CB Richard Ellis Group, Inc., Class A (a)	451,193	15,421,777
St. Joe Co.	584,349	30,567,296
Real Estate Management & Development Total		45,989,073
Financials Total		934,017,833
Health Care – 12.9%
Biotechnology – 6.2%
Amylin Pharmaceuticals, Inc. (a)	1,597,073	59,666,648
Genentech, Inc. (a)	2,777,392	228,079,431
Genzyme Corp. (a)	1,125,660	67,562,113
Biotechnology Total		355,308,192
Health Care Providers & Services – 6.7%
UnitedHealth Group, Inc.	7,262,100	384,673,437
Health Care Providers & Services Total		384,673,437
Health Care Total		739,981,629
Industrials – 16.9%
Aerospace & Defense – 8.9%
Boeing Co.	1,128,075	100,297,148
General Dynamics Corp.	2,056,851	157,143,416
Lockheed Martin Corp.	1,750,695	169,852,429
United Technologies Corp.	1,282,227	83,344,755
Aerospace & Defense Total		510,637,748

See Accompanying Notes to Financial Statements.

88

Columbia Marsico Growth Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Air Freight & Logistics – 2.4%
FedEx Corp.	1,309,872	140,719,549
Air Freight & Logistics Total		140,719,549
Road & Rail – 5.6%
Burlington Northern Santa Fe Corp.	2,409,540	193,799,302
Union Pacific Corp.	1,275,372	129,514,027
Road & Rail Total		323,313,329
Industrials Total		974,670,626
Information Technology – 6.4%
Communications Equipment – 2.0%
Cisco Systems, Inc. (a)	4,481,336	114,408,508
Communications Equipment Total		114,408,508
Internet Software & Services – 0.9%
Google, Inc., Class A (a)	116,163	53,221,240
Internet Software & Services Total		53,221,240
IT Services – 1.8%
Mastercard, Inc., Class A	992,603	105,454,143
IT Services Total		105,454,143
Semiconductors & Semiconductor Equipment – 1.7%
Intel Corp.	5,048,863	96,584,749
Semiconductors & Semiconductor Equipment Total		96,584,749
Information Technology Total		369,668,640
Materials – 3.3%
Chemicals – 3.3%
Monsanto Co.	2,508,339	137,858,311
Praxair, Inc.	815,410	51,338,214
Chemicals Total		189,196,525
Materials Total		189,196,525
Telecommunication Services – 4.1%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	1,222,572	48,206,014
Diversified Telecommunication Services Total		48,206,014
Wireless Telecommunication Services – 3.2%
America Movil SA de CV, ADR, Series L	1,652,816	78,988,077
China Mobile Ltd.	11,742,925	106,856,334
Wireless Telecommunication Services Total		185,844,411
Telecommunication Services Total		234,050,425

	Shares	Value ($)
Utilities – 0.6%
Independent Power Producers & Energy Traders – 0.6%
NRG Energy, Inc. (a)	451,056	32,494,074
Independent Power Producers & Energy Traders Total		32,494,074
Utilities Total		32,494,074
Total Common Stocks (cost of $4,253,464,331)		5,183,439,795

Convertible Bonds – 1.4%

	Par ($)
Consumer Cyclical – 1.4%
Lodging – 1.4%
Wynn Resorts, Ltd.
6.000% 07/15/15	20,000,000	82,675,000
Lodging Total		82,675,000
Consumer Cyclical Total		82,675,000
Total Convertible Bonds (Cost of $19,694,669)		82,675,000

Short-Term Obligation – 7.8%

Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by various U.S. Agency Obligations maturing through 04/18/11, market value of $460,218,750 (repurchase proceeds $451,392,774)	451,195,000	451,195,000
Total Short-Term Obligation (Cost of $451,195,000)		451,195,000
Total Investments – 99.2% (Cost of $4,724,354,000)(b)		5,717,309,795
Other Assets & Liabilities, Net – 0.8%		45,956,269
Net Assets – 100.0%		$5,763,266,064

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,727,027,643.

See Accompanying Notes to Financial Statements.

89

Columbia Marsico Growth Master Portfolio, March 31, 2007

At March 31, 2007, the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	22.8
Industrials	16.9
Financials	16.2
Health Care	12.9
Information Technology	6.4
Consumer Staples	5.0
Telecommunication Services	4.1
Materials	3.3
Energy	1.8
Consumer Cyclical	1.4
Utilities	0.6
91.4
Short-Term Obligation	7.8
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

90

Investment Portfolio – Columbia Large Cap Core Master Portfolio, March 31, 2007

Common Stocks – 99.5%

	Shares	Value ($)
Consumer Discretionary – 11.1%
Hotels, Restaurants & Leisure – 2.0%
McDonald's Corp.	455,055	20,500,228
Starwood Hotels & Resorts Worldwide, Inc.	211,990	13,747,551
Hotels, Restaurants & Leisure Total		34,247,779
Leisure Equipment & Products – 0.2%
Mattel, Inc.	148,620	4,097,453
Leisure Equipment & Products Total		4,097,453
Media – 4.7%
CBS Corp., Class B	355,127	10,863,335
EchoStar Communications Corp., Class A (a)	123,380	5,358,394
Hearst-Argyle Television, Inc. (b)	161,502	4,391,239
News Corp., Class A	734,175	16,974,126
Regal Entertainment Group, Class A	279,290	5,549,492
Time Warner, Inc.	1,315,290	25,937,519
Viacom, Inc., Class B (a)	267,844	11,011,067
Media Total		80,085,172
Multiline Retail – 2.7%
Federated Department Stores, Inc.	458,018	20,633,711
Kohl's Corp. (a)	233,250	17,869,283
Nordstrom, Inc.	134,042	7,096,183
Multiline Retail Total		45,599,177
Specialty Retail – 0.5%
Office Depot, Inc. (a)	264,283	9,286,905
Specialty Retail Total		9,286,905
Textiles, Apparel & Luxury Goods – 1.0%
Coach, Inc. (a)(c)	184,730	9,245,736
Polo Ralph Lauren Corp. (b)	83,910	7,396,667
Textiles, Apparel & Luxury Goods Total		16,642,403
Consumer Discretionary Total		189,958,889
Consumer Staples – 10.1%
Beverages – 3.1%
Coca-Cola Co.	532,572	25,563,456
Diageo PLC, ADR	181,270	14,673,806
PepsiCo, Inc.	212,909	13,532,496
Beverages Total		53,769,758
Food & Staples Retailing – 0.8%
CVS Corp.	400,433	13,670,769
Food & Staples Retailing Total		13,670,769

	Shares	Value ($)
Food Products – 0.4%
Kraft Foods, Inc., Class A (b)	208,719	6,608,044
Food Products Total		6,608,044
Household Products – 4.1%
Colgate-Palmolive Co.	318,006	21,239,621
Kimberly-Clark Corp.	162,362	11,120,173
Procter & Gamble Co.	595,493	37,611,338
Household Products Total		69,971,132
Personal Products – 0.9%
Avon Products, Inc.	425,140	15,840,716
Personal Products Total		15,840,716
Tobacco – 0.8%
Altria Group, Inc.	148,497	13,039,522
Tobacco Total		13,039,522
Consumer Staples Total		172,899,941
Energy – 10.0%
Energy Equipment & Services – 2.6%
Halliburton Co.	450,628	14,302,933
Noble Corp.	140,900	11,086,012
Tidewater, Inc. (b)	165,140	9,673,901
Weatherford International Ltd. (a)	195,694	8,825,800
Energy Equipment & Services Total		43,888,646
Oil, Gas & Consumable Fuels – 7.4%
Chevron Corp. (b)	463,940	34,313,003
EOG Resources, Inc.	124,518	8,883,114
Exxon Mobil Corp.	595,000	44,892,750
Hess Corp. (c)	276,060	15,313,048
Valero Energy Corp. (c)	190,762	12,302,241
XTO Energy, Inc.	193,773	10,620,698
Oil, Gas & Consumable Fuels Total		126,324,854
Energy Total		170,213,500
Financials – 21.4%
Capital Markets – 3.6%
A.G. Edwards, Inc. (b)	149,660	10,353,479
Affiliated Managers Group, Inc. (a)(b)	56,180	6,087,103
Goldman Sachs Group, Inc. (c)	41,843	8,646,019
Lazard Ltd., Class A (b)(c)	239,761	12,031,207
Merrill Lynch & Co., Inc.	170,316	13,909,708
State Street Corp. (b)(c)	166,520	10,782,170
Capital Markets Total		61,809,686

See Accompanying Notes to Financial Statements.

91

Columbia Large Cap Core Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Commercial Banks – 3.7%
Cullen/Frost Bankers, Inc. (b)	76,470	4,001,675
PNC Financial Services Group, Inc.	295,095	21,237,987
TCF Financial Corp. (b)	360,000	9,489,600
U.S. Bancorp (b)	582,174	20,358,625
Wachovia Corp.	150,105	8,263,280
Commercial Banks Total		63,351,167
Consumer Finance – 0.8%
American Express Co.	250,727	14,141,003
Consumer Finance Total		14,141,003
Diversified Financial Services – 6.2%
Citigroup, Inc.	1,033,564	53,063,176
JPMorgan Chase & Co.	938,195	45,389,874
Nasdaq Stock Market, Inc. (a)	248,514	7,308,797
Diversified Financial Services Total		105,761,847
Insurance – 5.8%
ACE Ltd.	371,354	21,189,459
American International Group, Inc.	144,568	9,717,861
Axis Capital Holdings Ltd. (b)	302,843	10,254,264
Hartford Financial Services Group, Inc.	168,378	16,093,569
MetLife, Inc.	171,011	10,799,345
Principal Financial Group, Inc.	140,353	8,402,934
Prudential Financial, Inc.	134,315	12,123,272
UnumProvident Corp.	445,308	10,255,443
Insurance Total		98,836,147
Thrifts & Mortgage Finance – 1.3%
Fannie Mae	252,280	13,769,442
Freddie Mac	82,000	4,878,180
PMI Group, Inc. (c)	90,019	4,070,659
Thrifts & Mortgage Finance Total		22,718,281
Financials Total		366,618,131
Health Care – 11.6%
Biotechnology – 1.2%
Amgen, Inc. (a)	127,483	7,123,750
Genentech, Inc. (a)	79,667	6,542,254
Vertex Pharmaceuticals, Inc. (a)(b)(c)	261,182	7,323,543
Biotechnology Total		20,989,547
Health Care Equipment & Supplies – 1.0%
Cytyc Corp. (a)	176,650	6,043,196
Zimmer Holdings, Inc. (a)	136,090	11,623,447
Health Care Equipment & Supplies Total		17,666,643

	Shares	Value ($)
Health Care Providers & Services – 3.3%
CIGNA Corp.	104,125	14,854,472
Coventry Health Care, Inc. (a)	187,390	10,503,210
Laboratory Corp. of America Holdings (a)	119,111	8,651,032
Manor Care, Inc. (b)	196,605	10,687,448
McKesson Corp. (b)	193,681	11,338,086
Health Care Providers & Services Total		56,034,248
Life Sciences Tools & Services – 0.7%
Waters Corp. (a)(b)	192,642	11,173,236
Life Sciences Tools & Services Total		11,173,236
Pharmaceuticals – 5.4%
Abbott Laboratories	403,840	22,534,272
Johnson & Johnson	522,965	31,513,871
Merck & Co., Inc.	420,240	18,562,001
Pfizer, Inc.	786,960	19,878,609
Pharmaceuticals Total		92,488,753
Health Care Total		198,352,427
Industrials – 10.5%
Aerospace & Defense – 4.1%
General Dynamics Corp. (c)	172,140	13,151,496
Honeywell International, Inc.	313,330	14,431,980
Precision Castparts Corp. (b)(c)	196,390	20,434,379
United Technologies Corp.	333,010	21,645,650
Aerospace & Defense Total		69,663,505
Commercial Services & Supplies – 3.1%
Dun & Bradstreet Corp.	153,260	13,977,312
Equifax, Inc. (b)	324,700	11,835,315
Monster Worldwide, Inc. (a)	101,800	4,822,266
Republic Services, Inc. (b)	298,122	8,293,754
Waste Management, Inc.	414,544	14,264,459
Commercial Services & Supplies Total		53,193,106
Electrical Equipment – 0.5%
Emerson Electric Co.	191,360	8,245,703
Electrical Equipment Total		8,245,703
Industrial Conglomerates – 1.4%
General Electric Co.	689,270	24,372,587
Industrial Conglomerates Total		24,372,587
Machinery – 1.4%
Danaher Corp.	109,019	7,789,408
Eaton Corp.	96,355	8,051,424
ITT Corp.	133,245	8,037,338
Machinery Total		23,878,170
Industrials Total		179,353,071

See Accompanying Notes to Financial Statements.

92

Columbia Large Cap Core Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 14.8%
Communications Equipment – 2.3%
Alcatel-Lucent, ADR	398,521	4,710,518
Cisco Systems, Inc. (a)	1,335,664	34,099,502
Communications Equipment Total		38,810,020
Computers & Peripherals – 4.8%
Apple, Inc. (a)(c)	169,648	15,761,996
EMC Corp.	445,378	6,168,485
Hewlett-Packard Co.	827,775	33,226,888
International Business Machines Corp.	289,957	27,331,347
Computers & Peripherals Total		82,488,716
Electronic Equipment & Instruments – 0.6%
Agilent Technologies, Inc. (a)	295,463	9,954,148
Electronic Equipment & Instruments Total		9,954,148
Internet Software & Services – 1.0%
Akamai Technologies, Inc. (a)(c)	163,460	8,159,923
Google, Inc., Class A (a)	19,234	8,812,250
Internet Software & Services Total		16,972,173
IT Services – 0.6%
Accenture Ltd., Class A	114,671	4,419,420
Paychex, Inc.	168,340	6,375,036
IT Services Total		10,794,456
Semiconductors & Semiconductor Equipment – 3.0%
ASML Holding N.V., N.Y. Shares (a)(b)	444,240	10,994,940
Linear Technology Corp. (b)(c)	256,409	8,099,960
MEMC Electronic Materials, Inc. (a)(c)	169,252	10,253,286
NVIDIA Corp. (a)	295,178	8,495,223
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	748,034	8,041,366
Texas Instruments, Inc.	153,513	4,620,741
Semiconductors & Semiconductor Equipment Total		50,505,516
Software – 2.5%
Adobe Systems, Inc. (a)	199,584	8,322,653
Autodesk, Inc. (a)	198,260	7,454,576
Microsoft Corp. (c)	991,417	27,630,792
Software Total		43,408,021
Information Technology Total		252,933,050
Materials – 3.0%
Chemicals – 1.6%
Dow Chemical Co. (b)	225,470	10,340,054
Praxair, Inc.	260,116	16,376,904
Chemicals Total		26,716,958

	Shares	Value ($)
Construction Materials – 0.6%
Vulcan Materials Co. (c)	95,000	11,065,600
Construction Materials Total		11,065,600
Containers & Packaging – 0.5%
Packaging Corp. of America	368,520	8,991,888
Containers & Packaging Total		8,991,888
Metals & Mining – 0.3%
Companhia Vale do Rio Doce, ADR	144,374	5,340,394
Metals & Mining Total		5,340,394
Materials Total		52,114,840
Telecommunication Services – 3.3%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	367,180	14,477,907
Citizens Communications Co.	645,674	9,652,826
Time Warner Telecom, Inc., Class A (a)	208,689	4,334,471
Verizon Communications, Inc.	537,640	20,387,309
Diversified Telecommunication Services Total		48,852,513
Wireless Telecommunication Services – 0.5%
Sprint Nextel Corp.	412,653	7,823,901
Wireless Telecommunication Services Total		7,823,901
Telecommunication Services Total		56,676,414
Utilities – 3.7%
Electric Utilities – 2.0%
Entergy Corp.	162,669	17,067,232
FPL Group, Inc.	279,620	17,104,355
Electric Utilities Total		34,171,587
Independent Power Producers & Energy Traders – 0.2%
Mirant Corp. (a)	106,605	4,313,238
Independent Power Producers & Energy Traders Total		4,313,238
Multi-Utilities – 1.5%
PG&E Corp. (b)	281,997	13,611,995
Public Service Enterprise Group, Inc.	137,368	11,407,039
Multi-Utilities Total		25,019,034
Utilities Total		63,503,859
Total Common Stocks (Cost of $1,475,567,930)		1,702,624,122

See Accompanying Notes to Financial Statements.

93

Columbia Large Cap Core Master Portfolio, March 31, 2007

Securities Lending Collateral – 6.5%
	Shares	Value ($)
State Street Navigator Securities Lending Prime Portfolio (d)	110,263,409	110,263,409
Total Securities Lending Collateral (Cost of $110,263,409)		110,263,409

Short-Term Obligation – 0.5%

	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Agency Obligation maturing 06/15/08, market value of $9,381,488 (repurchase proceeds $9,199,030)	9,195,000	9,195,000
Total Short-Term Obligation (Cost of $9,195,000)		9,195,000
Total Investments – 106.5% (Cost of $1,595,026,339)(e)		1,822,082,531
Other Assets & Liabilities, Net – (6.5)%		(110,677,836)
Net Assets – 100.0%		$1,711,404,695

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2007. The market value of securities on loan at March 31, 2007 is $107,738,264.

(c)  Security or a portion thereof pledged as collateral for written option contracts.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $1,597,148,557.

For the year ended March 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2006	–	$–
Options written	18,056	2,626,882
Options terminated in closing purchase transactions	(940)	(702,158)
Options exercised	(1,250)	(192,744)
Options expired	(5,306)	(550,105)
Options outstanding at March 31, 2007	10,560	$1,181,875

At March 31, 2007, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Akamai Technologies, Inc.	$60.0	650	05/19/07	$72,798	$29,250
Apple, Inc.	105.0	930	07/21/07	239,003	297,600
Coach, Inc.	52.5	515	05/19/07	75,704	74,675
General Dynamics Corp.	85.0	1,060	05/19/07	193,571	15,900
Goldman Sachs Group, Inc.	210.0	210	04/21/07	68,458	60,900
Hess Corp.	60.0	614	05/19/07	61,092	61,400
Lazard Ltd.	55.0	850	04/21/07	31,449	12,750
MEMC Electronic Materials, Inc.	60.0	605	04/21/07	52,634	166,980
MEMC Electronic Materials, Inc.	75.0	525	07/21/07	77,300	73,500
Microsoft Corp.	27.5	1,830	04/21/07	104,307	128,100
Precision Castparts Corp.	105.0	430	04/21/07	65,597	88,150
PMI Group, Inc.	50.0	900	04/21/07	32,039	9,900
State Street Corp.	70.0	155	04/21/07	5,735	3,100
Valero Energy Corp.	70.0	31	04/21/07	1,457	1,457
Vertex Pharmaceuticals, Inc.	35.0	890	04/21/07	50,728	35,600
Vulcan Materials Co.	130.0	365	05/19/07	50,003	29,930
Total written call options (proceeds $1,181,875)					$1,089,192

At March 31, 2007 the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Financials	21.4
Information Technology	14.8
Health Care	11.6
Consumer Discretionary	11.1
Industrials	10.5
Consumer Staples	10.1
Energy	10.0
Utilities	3.7
Telecommunication Services	3.3
Materials	3.0
99.5
Securities Lending Collateral	6.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(6.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

94

Investment Portfolio – Columbia Marsico Focused Equities Master Portfolio, March 31, 2007

Common Stocks – 93.7%

	Shares	Value ($)
Consumer Discretionary – 26.5%
Automobiles – 4.7%
Toyota Motor Corp., ADR	1,708,820	219,002,371
Automobiles Total		219,002,371
Hotels, Restaurants & Leisure – 12.8%
Four Seasons Hotels, Inc.	740,564	59,467,289
Las Vegas Sands Corp. (a)	1,675,318	145,099,292
MGM Mirage (a)	2,242,077	155,869,193
Starbucks Corp. (a)	3,149,309	98,762,330
Wynn Resorts Ltd.	1,497,003	142,005,705
Hotels, Restaurants & Leisure Total		601,203,809
Media – 4.1%
Comcast Corp., Class A (a)	7,336,248	190,375,636
Media Total		190,375,636
Multiline Retail – 1.7%
Target Corp.	1,387,459	82,220,820
Multiline Retail Total		82,220,820
Specialty Retail – 3.2%
Lowe's Companies, Inc.	4,700,051	148,004,606
Specialty Retail Total		148,004,606
Consumer Discretionary Total		1,240,807,242
Consumer Staples – 6.5%
Beverages – 2.6%
PepsiCo, Inc.	1,891,012	120,192,723
Beverages Total		120,192,723
Household Products – 3.9%
Procter & Gamble Co.	2,876,387	181,672,603
Household Products Total		181,672,603
Consumer Staples Total		301,865,326
Energy – 2.2%
Energy Equipment & Services – 2.2%
Schlumberger Ltd.	1,481,483	102,370,475
Energy Equipment & Services Total		102,370,475
Energy Total		102,370,475
Financials – 20.5%
Capital Markets – 10.1%
Goldman Sachs Group, Inc.	1,005,679	207,803,452
Lehman Brothers Holdings, Inc.	1,880,487	131,765,724
UBS AG, Registered Shares	2,234,019	132,767,749
Capital Markets Total		472,336,925

	Shares	Value ($)
Commercial Banks – 6.1%
Industrial & Commercial Bank of China Ltd., Class H (a)	296,875,000	166,418,699
Wells Fargo & Co.	3,438,905	118,401,499
Commercial Banks Total		284,820,198
Diversified Financial Services – 2.5%
Citigroup, Inc.	2,313,263	118,762,922
Diversified Financial Services Total		118,762,922
Real Estate Investment Trusts (REITs) – 1.8%
ProLogis	1,267,876	82,323,189
Real Estate Investment Trusts (REITs) Total		82,323,189
Financials Total		958,243,234
Health Care – 13.1%
Biotechnology – 5.0%
Genentech, Inc. (a)	2,876,078	236,183,525
Biotechnology Total		236,183,525
Health Care Providers & Services – 8.1%
UnitedHealth Group, Inc.	7,122,880	377,298,954
Health Care Providers & Services Total		377,298,954
Health Care Total		613,482,479
Industrials – 16.1%
Aerospace & Defense – 5.2%
General Dynamics Corp.	1,008,037	77,014,027
Lockheed Martin Corp.	1,459,347	141,585,846
United Technologies Corp.	383,652	24,937,380
Aerospace & Defense Total		243,537,253
Air Freight & Logistics – 3.6%
FedEx Corp.	1,578,411	169,568,694
Air Freight & Logistics Total		169,568,694
Industrial Conglomerates – 1.7%
General Electric Co.	2,186,487	77,314,180
Industrial Conglomerates Total		77,314,180
Road & Rail – 5.6%
Burlington Northern Santa Fe Corp.	1,896,259	152,516,111
Union Pacific Corp.	1,094,035	111,099,254
Road & Rail Total		263,615,365
Industrials Total		754,035,492

See Accompanying Notes to Financial Statements.

95

Columbia Marsico Focused Equities Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 5.4%
Communications Equipment – 3.9%
Cisco Systems, Inc. (a)	7,113,659	181,611,714
Communications Equipment Total		181,611,714
Internet Software & Services – 1.5%
Google, Inc., Class A (a)	155,564	71,273,202
Internet Software & Services Total		71,273,202
Information Technology Total		252,884,916
Materials – 3.4%
Chemicals – 3.4%
Monsanto Co.	2,872,437	157,869,138
Chemicals Total		157,869,138
Materials Total		157,869,138
Total Common Stocks (Cost of $3,283,018,423)		4,381,558,302

Short-Term Obligation – 6.2%

	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by U.S. Agency Obligations with various maturity dates to 03/14/14, market value of $297,834,450 (repurchase proceeds $292,120,990)	291,993,000	291,993,000
Total Short-Term Obligation (Cost of $291,993,000)		291,993,000
Total Investments – 99.9% (Cost of $3,575,011,423)(b)		4,673,551,302
Other Assets & Liabilities, Net – 0.1%		3,095,480
Net Assets – 100.0%		$4,676,646,782

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,592,165,910.

At March 31, 2007, the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	26.5
Financials	20.5
Industrials	16.1
Health Care	13.1
Consumer Staples	6.5
Information Technology	5.4
Materials	3.4
Energy	2.2
93.7
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

96

Investment Portfolio – Columbia Small Cap Growth Master Portfolio, March 31, 2007

Common Stocks – 97.4%

	Shares	Value ($)
Consumer Discretionary – 16.3%
Diversified Consumer Services – 4.3%
Capella Education Co. (a)	87,720	2,942,129
Sotheby's	175,534	7,807,752
Steiner Leisure Ltd. (a)	111,151	4,999,572
Strayer Education, Inc.	86,154	10,769,250
Diversified Consumer Services Total		26,518,703
Hotels, Restaurants & Leisure – 4.5%
Ambassadors Group, Inc.	93,640	3,112,593
California Pizza Kitchen, Inc. (a)	111,494	3,667,038
Pinnacle Entertainment, Inc. (a)	179,366	5,214,170
Ruth's Chris Steak House (a)	291,889	5,942,860
Scientific Games Corp., Class A (a)	116,690	3,830,933
WMS Industries, Inc. (a)	137,450	5,393,538
Hotels, Restaurants & Leisure Total		27,161,132
Household Durables – 0.9%
Tempur-Pedic International, Inc.	219,365	5,701,296
Household Durables Total		5,701,296
Leisure Equipment & Products – 0.9%
Polaris Industries, Inc.	117,310	5,628,534
Leisure Equipment & Products Total		5,628,534
Media – 0.5%
National CineMedia, Inc. (a)	113,540	3,031,518
Media Total		3,031,518
Specialty Retail – 4.7%
Aeropostale, Inc. (a)	169,090	6,802,491
Hibbett Sporting Goods, Inc. (a)	129,480	3,701,833
Men's Wearhouse, Inc.	135,860	6,392,213
New York & Co., Inc. (a)	446,780	7,054,656
Zumiez, Inc. (a)	112,106	4,497,693
Specialty Retail Total		28,448,886
Textiles, Apparel & Luxury Goods – 0.5%
CROCS, Inc. (a)	64,520	3,048,570
Textiles, Apparel & Luxury Goods Total		3,048,570
Consumer Discretionary Total		99,538,639
Consumer Staples – 1.3%
Food & Staples Retailing – 0.9%
Andersons, Inc.	119,360	5,299,584
Food & Staples Retailing Total		5,299,584
Personal Products – 0.4%
Physicians Formula Holdings, Inc. (a)	119,770	2,261,258
Personal Products Total		2,261,258
Consumer Staples Total		7,560,842

	Shares	Value ($)
Energy – 6.8%
Energy Equipment & Services – 2.8%
Dril-Quip, Inc. (a)	114,220	4,943,442
Superior Energy Services, Inc. (a)	156,706	5,401,656
Tetra Technologies, Inc. (a)	133,905	3,308,792
Universal Compression Holdings, Inc. (a)	50,120	3,392,122
Energy Equipment & Services Total		17,046,012
Oil, Gas & Consumable Fuels – 4.0%
Arena Resources, Inc. (a)	108,240	5,424,989
Berry Petroleum Co., Class A	174,310	5,344,344
Bill Barrett Corp. (a)	106,410	3,448,748
Carrizo Oil & Gas, Inc. (a)	146,350	5,116,396
World Fuel Services Corp.	115,580	5,346,731
Oil, Gas & Consumable Fuels Total		24,681,208
Energy Total		41,727,220
Financials – 9.6%
Capital Markets – 2.4%
Affiliated Managers Group, Inc. (a)	37,784	4,093,896
GFI Group, Inc. (a)	122,620	8,334,482
HFF, Inc. (a)	58,451	876,765
Waddell & Reed Financial, Inc., Class A	65,280	1,522,330
Capital Markets Total		14,827,473
Commercial Banks – 1.8%
Alabama National Bancorporation	25,730	1,821,941
Columbia Banking System, Inc.	73,030	2,463,302
First Midwest Bancorp, Inc.	73,660	2,707,005
Sterling Bancshares, Inc.	200,345	2,239,857
Sterling Financial Corp.	47,600	1,484,644
Commercial Banks Total		10,716,749
Consumer Finance – 1.7%
Advanta Corp., Class B	61,490	2,695,722
First Cash Financial Services, Inc. (a)	341,570	7,610,179
Consumer Finance Total		10,305,901
Diversified Financial Services – 0.2%
International Securities Exchange Holdings, Inc.	31,310	1,527,928
Diversified Financial Services Total		1,527,928
Insurance – 1.2%
ProAssurance Corp. (a)	83,227	4,257,061
Security Capital Assurance Ltd.	103,700	2,927,451
Insurance Total		7,184,512

See Accompanying Notes to Financial Statements.

97

Columbia Small Cap Growth Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.8%
Alexandria Real Estate Equities, Inc.	41,635	4,178,905
Corporate Office Properties Trust	26,900	1,228,792
Home Properties, Inc.	29,343	1,549,604
Mid-America Apartment Communities, Inc.	27,050	1,521,833
Washington Real Estate Investment Trust	71,750	2,684,885
Real Estate Investment Trusts (REITs) Total		11,164,019
Real Estate Management & Development – 0.5%
Jones Lang LaSalle, Inc.	27,930	2,912,540
Real Estate Management & Development Total		2,912,540
Financials Total		58,639,122
Health Care – 18.8%
Biotechnology – 5.0%
Applera Corp. - Celera Group (a)	136,130	1,933,046
BioMarin Pharmaceuticals, Inc. (a)	175,360	3,026,714
Digene Corp. (a)	125,130	5,306,763
Lifecell Corp. (a)	173,780	4,339,287
Metabolix, Inc. (a)	80,728	1,342,507
Omrix Biopharmaceuticals, Inc. (a)	128,380	4,913,102
OSI Pharmaceuticals, Inc. (a)	52,570	1,734,810
Regeneron Pharmaceuticals, Inc. (a)	172,310	3,725,342
Senomyx, Inc. (a)	173,794	2,151,570
Theravance, Inc. (a)	74,420	2,195,390
Biotechnology Total		30,668,531
Health Care Equipment & Supplies – 4.7%
DJO, Inc. (a)	137,780	5,221,862
Haemonetics Corp. (a)	46,541	2,175,792
Hologic, Inc. (a)	170,007	9,799,203
Mentor Corp.	94,405	4,342,630
Meridian Bioscience, Inc.	211,159	5,861,774
West Pharmaceutical Services, Inc.	34,102	1,583,356
Health Care Equipment & Supplies Total		28,984,617
Health Care Providers & Services – 4.2%
AMN Healthcare Services, Inc. (a)	121,680	2,752,402
Pediatrix Medical Group, Inc. (a)	144,304	8,233,986
Psychiatric Solutions, Inc. (a)	247,773	9,987,730
Symbion, Inc. (a)	229,650	4,503,436
Health Care Providers & Services Total		25,477,554
Life Sciences Tools & Services – 4.5%
Dionex Corp. (a)	117,830	8,025,401
Exelixis, Inc. (a)	257,910	2,563,625
ICON PLC, ADR (a)	116,400	4,958,640
Illumina, Inc. (a)	74,099	2,171,101
Nektar Therapeutics (a)	251,282	3,281,743

	Shares	Value ($)
Ventana Medical Systems, Inc. (a)	147,357	6,174,258
Life Sciences Tools & Services Total		27,174,768
Pharmaceuticals – 0.4%
Hi-Tech Pharmacal Co., Inc. (a)	193,616	2,158,818
Pharmaceuticals Total		2,158,818
Health Care Total		114,464,288
Industrials – 16.5%
Aerospace & Defense – 1.2%
BE Aerospace, Inc. (a)	229,607	7,278,542
Aerospace & Defense Total		7,278,542
Air Freight & Logistics – 0.6%
UTI Worldwide, Inc.	151,580	3,725,836
Air Freight & Logistics Total		3,725,836
Airlines – 1.6%
Copa Holdings SA, Class A	184,712	9,510,821
Airlines Total		9,510,821
Commercial Services & Supplies – 6.7%
Cenveo, Inc. (a)	121,890	2,961,927
FTI Consulting, Inc. (a)	136,590	4,588,058
Fuel Tech, Inc. (a)	85,840	2,115,956
Herman Miller, Inc.	157,880	5,287,401
IHS, Inc., Class A (a)	193,374	7,949,605
Interface, Inc., Class A	317,533	5,077,352
Mobile Mini, Inc. (a)	57,033	1,527,344
Pike Electric Corp. (a)	237,810	4,299,605
Waste Connections, Inc. (a)	236,737	7,087,906
Commercial Services & Supplies Total		40,895,154
Construction & Engineering – 1.8%
Infrasource Services, Inc. (a)	153,070	4,673,227
Quanta Services, Inc. (a)	258,520	6,519,875
Construction & Engineering Total		11,193,102
Electrical Equipment – 1.6%
General Cable Corp. (a)	180,182	9,627,124
Electrical Equipment Total		9,627,124
Machinery – 1.9%
Valmont Industries, Inc.	94,350	5,456,261
Wabtec Corp.	176,421	6,084,760
Machinery Total		11,541,021
Marine – 1.1%
American Commercial Lines, Inc. (a)	62,232	1,957,196
Kirby Corp. (a)	140,120	4,901,398
Marine Total		6,858,594
Industrials Total		100,630,194

See Accompanying Notes to Financial Statements.

98

Columbia Small Cap Growth Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 23.5%
Communications Equipment – 2.6%
Anaren, Inc. (a)	102,960	1,813,126
AudioCodes Ltd. (a)	405,899	2,743,877
CommScope, Inc. (a)	39,554	1,696,867
NICE Systems Ltd., ADR (a)	87,215	2,967,054
Polycom, Inc. (a)	151,970	5,065,160
Powerwave Technologies, Inc. (a)	316,670	1,801,852
Communications Equipment Total		16,087,936
Computers & Peripherals – 1.0%
Brocade Communications Systems, Inc. (a)	93,740	892,405
Komag, Inc. (a)	152,960	5,006,381
Computers & Peripherals Total		5,898,786
Electronic Equipment & Instruments – 3.2%
Daktronics, Inc.	146,430	4,018,039
FLIR Systems, Inc. (a)	229,980	8,203,387
Itron, Inc. (a)	28,370	1,845,185
L-1 Identity Solutions, Inc. (a)	344,150	5,681,916
Electronic Equipment & Instruments Total		19,748,527
Internet Software & Services – 3.4%
aQuantive, Inc. (a)	165,264	4,612,518
CNET Networks, Inc. (a)	414,920	3,613,953
Equinix, Inc. (a)	34,362	2,942,418
Perficient, Inc. (a)	162,180	3,207,921
SINA Corp. (a)	45,440	1,527,238
Sohu.com, Inc. (a)	97,972	2,099,540
ValueClick, Inc. (a)	93,130	2,433,487
Internet Software & Services Total		20,437,075
IT Services – 1.6%
Euronet Worldwide, Inc. (a)	108,355	2,910,415
MPS Group, Inc. (a)	307,130	4,345,890
SRA International, Inc., Class A (a)	104,400	2,543,184
IT Services Total		9,799,489
Semiconductors & Semiconductor Equipment – 6.1%
Atheros Communications, Inc. (a)	232,565	5,565,280
Cymer, Inc. (a)	102,065	4,240,801
FEI Co. (a)	238,101	8,585,922
FormFactor, Inc. (a)	111,138	4,973,426
Microsemi Corp. (a)	135,129	2,812,034
Netlogic Microsystems, Inc. (a)	62,151	1,654,460
Tessera Technologies, Inc. (a)	235,199	9,346,808
Semiconductors & Semiconductor Equipment Total		37,178,731

	Shares	Value ($)
Software – 5.6%
ANSYS, Inc. (a)	133,057	6,755,304
Aspen Technology, Inc. (a)	508,770	6,614,010
CDC Corp., Class A (a)	227,650	2,057,956
Macrovision Corp. (a)	137,716	3,449,786
Micros Systems, Inc. (a)	109,752	5,925,510
Progress Software Corp. (a)	101,693	3,172,821
Quality Systems, Inc.	56,190	2,247,600
The9 Ltd., ADR (a)	52,170	1,760,216
THQ, Inc. (a)	72,500	2,478,775
Software Total		34,461,978
Information Technology Total		143,612,522
Materials – 2.5%
Chemicals – 0.9%
Hercules, Inc. (a)	278,460	5,441,109
Chemicals Total		5,441,109
Metals & Mining – 1.6%
Royal Gold, Inc.	96,980	2,919,098
RTI International Metals, Inc. (a)	33,470	3,046,105
Stillwater Mining Co. (a)	306,150	3,885,043
Metals & Mining Total		9,850,246
Materials Total		15,291,355
Telecommunication Services – 2.1%
Diversified Telecommunication Services – 0.8%
Cbeyond, Inc. (a)	161,930	4,749,407
Diversified Telecommunication Services Total		4,749,407
Wireless Telecommunication Services – 1.3%
Dobson Communications Corp., Class A (a)	507,870	4,362,603
SBA Communications Corp., Class A (a)	131,587	3,888,396
Wireless Telecommunication Services Total		8,250,999
Telecommunication Services Total		13,000,406
Total Common Stocks (Cost of $521,707,001)		594,464,588

See Accompanying Notes to Financial Statements.

99

Columbia Small Cap Growth Master Portfolio, March 31, 2007

Short-Term Obligation – 1.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.060%, collateralized by a U.S. Treasury Obligation maturing 05/31/11, market value of $10,269,863 (repurchase proceeds $10,071,245)	10,067,000	10,067,000
Total Short-Term Obligation (Cost of $10,067,000)		10,067,000
Total Investments – 99.0% (Cost of $531,774,001)(b)		604,531,588
Other Assets & Liabilities, Net – 1.0%		6,004,551
Net Assets – 100.0%		$610,536,139

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $533,516,561.

At March 31, 2007, the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Information Technology	23.5
Health Care	18.8
Industrials	16.5
Consumer Discretionary	16.3
Financials	9.6
Energy	6.8
Materials	2.5
Telecommunication Services	2.1
Consumer Staples	1.3
97.4
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

100

Statements of Assets and Liabilities – Columbia Funds Master Investment Trust, LLC
March 31, 2007

	($)	($)	($)	($)
	Columbia Marsico Growth Master Portfolio	Columbia Large Cap Core Master Portfolio	Columbia Marsico Focused Equities Master Portfolio	Columbia Small Cap Growth Master Portfolio
Assets
Investments, at identified cost	4,724,354,000	1,595,026,339	3,575,011,423	531,774,001
Investments, at value (including securities on loan of $—, $107,738,264, $— and $—, respectively)	5,717,309,795	1,822,082,531	4,673,551,302	604,531,588
Cash	986	223,540	124	4,654,957
Receivable for:
Investments sold	47,182,592	12,477,786	4,563,075	14,056,564
Interest	385,183	2,687	85,327	2,830
Dividends	2,002,027	2,836,917	1,471,980	117,375
Foreign tax reclaim	—	38,486	—	—
Securities lending	—	8,208	—	—
Total Assets	5,766,880,583	1,837,670,155	4,679,671,808	623,363,314
Liabilities
Collateral on securities loaned	—	110,263,409	—	—
Written options at value (premium of $1,181,875)	—	1,089,192	—	—
Payable for:
Investments purchased	—	13,969,636	—	12,374,634
Investment advisory fee	2,983,943	771,743	2,467,472	354,308
Administration fee	471,059	58,900	382,012	13,749
Pricing and bookkeeping fees	15,197	13,109	12,825	12,380
Trustees' fees	51,125	51,903	51,391	38,495
Custody fee	52,452	7,584	38,403	8,390
Other liabilities	40,743	39,984	72,923	25,219
Total Liabilities	3,614,519	126,265,460	3,025,026	12,827,175
Net Assets	5,763,266,064	1,711,404,695	4,676,646,782	610,536,139

See Accompanying Notes to Financial Statements.

101

Statements of Operations – Columbia Funds Master Investment Trust, LLC

For the Year Ended March 31, 2007

	($)	($)	($)	($)
	Columbia Marsico Growth Master Portfolio	Columbia Large Cap Core Master Portfolio	Columbia Marsico Focused Equities Master Portfolio	Columbia Small Cap Growth Master Portfolio
Investment Income
Dividends	41,730,494	32,991,027	33,932,466	1,278,412
Interest	20,262,885	338,643	13,724,980	932,463
Securities lending income	—	50,173	—	—
Foreign taxes withheld	(1,494,268)	(211,423)	(1,892,149)	—
Total Investment Income	60,499,111	33,168,420	45,765,297	2,210,875
Expenses
Investment advisory fee	30,737,961	8,858,839	27,024,538	3,660,996
Administration fee	4,781,517	660,595	4,141,215	130,213
Pricing and bookkeeping fees	159,989	157,246	156,345	134,473
Trustees' fees	18,779	18,776	18,782	18,971
Custody fee	205,178	34,506	159,922	33,281
Other expenses	182,563	110,891	170,431	75,290
Total Operating Expenses	36,085,987	9,840,853	31,671,233	4,053,224
Interest expense	—	5,745	—	—
Total Expenses	36,085,987	9,846,598	31,671,233	4,053,224
Custody earnings credit	(13,273)	(7,640)	(10,137)	(6,441)
Net Expenses	36,072,714	9,838,958	31,661,096	4,046,783
Net Investment Income (Loss)	24,426,397	23,329,462	14,104,201	(1,835,908)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Written Options
Net realized gain on:
Investments	14,444,635	99,774,082	108,896,537	81,359,817
Foreign currency transactions	27,056	—	62,593	—
Written options	—	753,593	—	—
Net realized gain	14,471,691	100,527,675	108,959,130	81,359,817
Change in net unrealized appreciation (depreciation) on:
Investments	185,265,873	68,178,166	50,464,854	(58,455,198)
Written options	—	92,683	—	—
Net change in unrealized appreciation (depreciation)	185,265,873	68,270,849	50,464,854	(58,455,198)
Net Gain	199,737,564	168,798,524	159,423,984	22,904,619
Net Increase Resulting from Operations	224,163,961	192,127,986	173,528,185	21,068,711

See Accompanying Notes to Financial Statements.

102

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Statements of Changes in Net Assets – Columbia Funds Master Investment Trust, LLC

	Columbia Marsico Growth		Columbia Large Cap Core
Increase (Decrease) in Net Assets	Master Portfolio		Master Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income (loss)	24,426,397	10,421,292	23,329,462	19,959,011
Net realized gain on investments, foreign currency transactions and written options	14,471,691	63,186,834	100,527,675	89,963,327
Net change in unrealized appreciation (depreciation) on investments,
foreign currency translations and written options	185,265,873	401,511,091	68,270,849	75,745,616
Net increase resulting from operations	224,163,961	475,119,217	192,127,986	185,667,954
Contributions	2,188,083,613	2,106,018,060	185,946,065	263,177,606
Withdrawals	(1,011,668,981)	(562,241,247)	(278,518,354)	(311,756,562)
Net contributions/withdrawals	1,176,414,632	1,543,776,813	(92,572,289)	(48,578,956)
Net increase (decrease) in net assets	1,400,578,593	2,018,896,030	99,555,697	137,088,998
Net Assets
Beginning of period	4,362,687,471	2,343,791,441	1,611,848,998	1,474,760,000
End of period	5,763,266,064	4,362,687,471	1,711,404,695	1,611,848,998

See Accompanying Notes to Financial Statements.

104

	Columbia Marsico Focused Equities		Columbia Small Cap Growth
Increase (Decrease) in Net Assets	Master Portfolio		Master Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income (loss)	14,104,201	7,248,353	(1,835,908)	(1,893,731)
Net realized gain on investments, foreign currency transactions and written options	108,959,130	211,767,301	81,359,817	127,041,319
Net change in unrealized appreciation (depreciation) on investments,
foreign currency translations and written options	50,464,854	411,118,230	(58,455,198)	5,696,666
Net increase resulting from operations	173,528,185	630,133,884	21,068,711	130,844,254
Contributions	1,443,092,198	635,285,485	261,206,484	27,811,210
Withdrawals	(1,088,798,390)	(46,636,202)	(163,705,076)	(196,039,444)
Net contributions/withdrawals	354,293,808	588,649,283	97,501,408	(168,228,234)
Net increase (decrease) in net assets	527,821,993	1,218,783,167	118,570,119	(37,383,980)
Net Assets
Beginning of period	4,148,824,789	2,930,041,622	491,966,020	529,350,000
End of period	4,676,646,782	4,148,824,789	610,536,139	491,966,020

See Accompanying Notes to Financial Statements.

105

Financial Highlights – Columbia Marsico Growth Master Portfolio

	Year Ended March 31,
	2007	2006	2005		2004		2003
Total return	4.07%	15.11%	8.30%		33.81%		(18.90)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (a)	0.73%	0.75%	0.83%		0.87%		0.87%
Interest expense	—	—	—	%(b)	—	%(b)	—	%(b)
Net expenses (a)	0.73%	0.75%	0.83%		0.87%		0.87%
Net investment income (loss) (a)	0.50%	0.31%	0.25%		0.07%		(0.05)%
Portfolio turnover rate	42%	62%	62%		94%		107%

(a)  The benefits derived from custody credits had an impact of less than 0.01%.

(b)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

106

Financial Highlights – Columbia Large Cap Core Master Portfolio

			Year Ended March 31,					Period Ended March 31,
	2007		2006		2005	2004		2003 (a)
Total return	12.48%		12.68%		5.18%	32.80%		(22.08)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses	0.60	%(b)	0.61	%(b)	0.67%	0.71	%(b)(f)	0.71	%(b)(c)(g)
Interest expense	—	%(d)	—	%(d)	—	—	%(d)	—	%(c)(d)(g)
Net expenses	0.60	%(b)	0.61	%(b)	0.67%	0.71	%(b)(f)	0.71	%(b)(c)(g)
Net investment income	1.43	%(b)	1.28	%(b)	1.34%	0.74	%(b)	0.96	%(b)(c)
Waiver/reimbursement	—		—		0.01%	—	%(d)	—
Portfolio turnover rate	148%		106%		122%	47%		77	%(e)

(a)  Columbia Large Cap Core Master Portfolio commenced operations on May 13, 2002.

(b)  The benefits derived from custody credits had an impact of less than 0.01%.

(c)  Annualized.

(d)  Rounds to less than 0.01%.

(e)  Not annualized.

(f)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(g)  Allocated from Blue Chip Master Portfolio.

See Accompanying Notes to Financial Statements.

107

Financial Highlights – Columbia Marsico Focused Equities Master Portfolio

	Year Ended March 31,
	2007	2006	2005		2004		2003
Total return	3.84%	19.81%	5.76%		32.78%		(19.02)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (a)	0.74%	0.75%	0.83%		0.86%		0.86%
Interest expense	—	—	—	%(b)	—	%(b)	—	%(b)
Net expenses (a)	0.74%	0.75%	0.83%		0.86%		0.86%
Net investment income (loss) (a)	0.33%	0.21%	0.11%		(0.01)%		(0.08)%
Portfolio turnover rate	52%	71%	89%		96%		115%

(a)  The benefits derived from custody credits had an impact of less than 0.01%.

(b)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

108

Financial Highlights – Columbia Small Cap Growth Master Portfolio

	Period Ended Year Ended March 31,						March 31,
	2007		2006		2005		2004 (a)
Total return	0.54%		31.47%		0.50%		51.50%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	0.77	%(b)	0.78	%(b)	0.90	%(b)	0.98	%(c)
Net investment income (loss)	(0.35	)%(b)	(0.39	)%(b)	0.56	%(b)	(0.66	)%(c)
Portfolio turnover rate	188%		117%		59%		26	%(d)

(a)  Columbia Small Cap Growth Master Portfolio commenced operations on November 1, 2003.

(b)  The benefits derived from custody credits had an impact of less than 0.01%.

(c)  Annualized.

(d)  Not annualized.

See Accompanying Notes to Financial Statements.

109

Notes to Financial Statements – Stock Funds

March 31, 2007

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Master Trust (each a "Master Portfolio" and collectively, the "Master Portfolios"):

Columbia Marsico Growth Master Portfolio

Columbia Large Cap Core Master Portfolio

Columbia Marsico Focused Equities Master Portfolio

Columbia Small Cap Growth Master Portfolio

Effective March 30, 2007, the Master Trust converted from a Delaware statutory trust to a Delaware limited liability company and changed its name to "Columbia Funds Master Investment Trust, LLC" from "Columbia Funds Master Investment Trust". The series of the Master Trust serve as master portfolios for the Columbia Funds that operate as feeder funds in a master/feeder structure.

The following investors (each a "Feeder Fund" and collectively, the "Feeder Funds") were invested in the Master Portfolios at March 31, 2007:

Columbia Marsico Growth Master Portfolio
Columbia Marsico Growth Fund	98.7%
Columbia Marsico Growth Fund (Offshore)	0.5%
Banc of America Capital Management Funds I, LLC – Growth Fund	0.8%
Columbia Large Cap Core Master Portfolio
Columbia Large Cap Core Fund	99.3%
Columbia Large Cap Core Fund (Offshore)	0.7%
Columbia Marsico Focused Equities Master Portfolio
Columbia Marsico Focused Equities Fund	99.7%
Columbia Marsico Focused Equities Fund (Offshore)	0.3%
Columbia Small Cap Growth Master Portfolio
Columbia Small Cap Growth Fund II	99.0%
Columbia Small Cap Growth Fund II (Offshore)	1.0%

Banc of America Capital Management Funds I, LLC—Focused Equities Fund, formerly a Feeder Fund of Columbia Marsico Focused Equities Master Portfolio, liquidated on March 29, 2007.

Each of the Master Portfolios is a diversified fund except for Columbia Marsico Focused Equities Master Portfolio which is a non-diversified fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolios in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Debt securities generally are valued by pricing services approved by the Master Portfolios' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a

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Stock Funds, March 31, 2007

security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolios' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options

Each Master Portfolio may write call and put options on futures they own or in which they may invest. Writing put options tends to increase the Master Portfolios' exposure to the underlying instrument. Writing call options tends to decrease the Master Portfolios' exposure to the underlying instrument. When the Master Portfolios write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Master Portfolio as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Master Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Master Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Master Portfolios may also write call options on a security the Master Portfolios own. Writing call options tends to decrease a Master Portfolio's exposure to the underlying security. When a Master Portfolio writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

Each Master Portfolio may also purchase put and call options. Purchasing call options tends to increase the Master Portfolio's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Master Portfolios may pay a premium, which is included in the Master Portfolios' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase Agreements

Each Master Portfolio may engage in repurchase agreement transactions with institutions determined to be credit worthy by Columbia Management Advisors, LLC ("Columbia"), the Master Portfolios' investment advisor. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolios seek to assert their rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolios do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and

111

Stock Funds, March 31, 2007

unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Master Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Each investor in the Master Portfolios is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolios.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to that Master Portfolio.

Federal Income Tax Status

The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in a Master Portfolio will be subject to taxation on its allocated share of that Master Portfolio's ordinary income and capital gains.

Each Master Portfolio's assets, income and distributions will be managed in such a way that a Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Indemnification

In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Marsico Growth Master Portfolio	$1,054,858,592	$(64,576,440)	$990,282,152
Columbia Large Cap Core Master Portfolio	236,854,887	(11,920,913)	224,933,974
Columbia Marsico Focused Equities Master Portfolio	1,105,545,245	(24,159,853)	1,081,385,392
Columbia Small Cap Growth Master Portfolio	82,777,477	(11,762,450)	71,015,027

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Master Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Master Portfolio's financial statements.

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Stock Funds, March 31, 2007

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolios. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Master Portfolio at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Marsico Growth Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Large Cap Core Master Portfolio	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Marsico Focused Equities Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Small Cap Growth Master Portfolio	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%

For the year ended March 31, 2007, the effective investment advisory fee rates for the Master Portfolios, as a percentage of the Master Portfolios' average daily net assets, were as follows:

Effective Rates
Columbia Marsico Growth Master Portfolio	0.62%
Columbia Large Cap Core Master Portfolio	0.54%
Columbia Marsico Focused Equities
Master Portfolio	0.63%
Columbia Small Cap Growth Master Portfolio	0.70%

Sub-Advisory Fee

Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to Columbia Marsico Growth Master Portfolio and Columbia Marsico Focused Equities Master Portfolio. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolios. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each respective Master Portfolio's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Master Portfolios. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Master Portfolios' average daily net assets at the annual rates listed below less the fees payable by the Master Portfolios under the agreements described in the Pricing and Bookkeeping Fees note below:

Annual Rate
Columbia Marsico Growth Master Portfolio	0.10%
Columbia Large Cap Core Master Portfolio	0.05%
Columbia Marsico Focused Equities Master Portfolio	0.10%
Columbia Small Cap Growth Master Portfolio	0.05%

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Master Portfolios entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the

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Stock Funds, March 31, 2007

Master Portfolios. Also effective December 15, 2006, the Master Portfolios entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Master Portfolios. Under the State Street Agreements, each Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Master Portfolio for the month. The aggregate fee shall not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolios also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Master Portfolios entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolios reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Master Portfolio expenses. Fees related to the requirements of the Sarbanes-Oxley Act of 2002 are paid by the Feeder Funds and are included in "Administration fee" on the Feeder Funds' Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Master Portfolios under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Master Portfolios, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Master Portfolios also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolios' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by each of the Portfolios under these agreements is as follows:

Columbia Marsico Growth Master Portfolio	$120,944
Columbia Large Cap Core Master Portfolio	120,944
Columbia Marsico Focused Equities Master Portfolio	120,944
Columbia Small Cap Growth Master Portfolio	100,721

Custody Credits

Each Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Master Portfolios are employees of Columbia or its affiliates and receive no compensation from the Master Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolios in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

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Stock Funds, March 31, 2007

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Investment Securities
	Purchases	Sales
Columbia Marsico Growth Master Portfolio	$2,985,608,753	$1,970,185,562
Columbia Large Cap Core Master Portfolio	2,420,347,033	2,493,021,089
Columbia Marsico Focused Equities Master Portfolio	2,470,990,994	2,079,745,956
Columbia Small Cap Growth Master Portfolio	970,178,778	1,062,385,097

Note 6. Line of Credit

The Master Portfolios and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund or Master Portfolio. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended March 31, 2007, the Master Portfolios, with the exception of Columbia Large Cap Core Master Portfolio, did not borrow under these arrangements.

For the year ended March 31, 2007, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rate for Columbia Large Cap Core Master Portfolio are as follows:

Average Borrowings	Weighted Average Interest Rate
$100,000	5.74%

Note 7. Securities Lending

Each Master Portfolio commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event a Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

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Stock Funds, March 31, 2007

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

Certain Master Portfolios invest in securities of foreign issuers. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

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Stock Funds, March 31, 2007

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

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Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Portfolios") at March 31, 2007, the results of each of their operations, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

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Fund Governance – Stock Funds

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees for the Columbia Funds Series Trust and the Columbia Funds Master Investment Trust, LLC and officers of the Funds of the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued) – Stock Funds

Officers

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004, Vice President Product Strategy and Development from February, 2001 to June, 2002.

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Fund Governance (continued) – Stock Funds

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements – Stock Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Asset Allocation Fund II, Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, and Columbia Small Cap Growth Master Portfolio; and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The fund and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 17-18, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense

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reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of Columbia Marsico Growth Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Boards noted factors such as positive performance of the Fund relative to its Peer Group and performance Universe over most measurement periods and a total expense ratio that was below the median of its expense Universe, that outweighed the factor noted above.

The Boards engaged in further review of Columbia Large Cap Core Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Boards noted such factors as performance that was above the median of its performance Universe over some periods and total expenses that were below the median of its expense Universe, that outweighed the factor noted above. The Boards separately considered Columbia Marsico Focused Equities Master Portfolio because its Net Advisory Rate was appreciably outside the median range of its Peer Group. However, the Boards noted factors such as the Fund's out-performance of the median of its Peer Group and performance Universe in all measurement periods, that outweighed the factor noted above.

The Boards separately considered Columbia Small Cap Growth Master Portfolio because its Net Advisory Rate and investment performance over some periods were appreciably outside the median range of its Peer Group. However, the Boards noted other factors such as a total expense ratio that was below the median of its expense Universe, that outweighed the factor noted above.

The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Boards concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreements for all of the Funds.

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With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant – Stock Funds

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic

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assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the

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use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

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G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

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Appendix – Stock Funds

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Columbia Funds – Stock Funds

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

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Columbia Funds – Stock Funds

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

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Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds listed on this report's cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

133

Stock Funds

Annual Report – March 31, 2007

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©2006 Columbia Management Distributors, Inc.

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SHC-42/129813-0307(05/07) 07/38772

Columbia Management®

Columbia LifeGoalTM Portfolios

Annual Report – March 31, 2007

■  Columbia LifeGoalTM Growth Portfolio

■  Columbia LifeGoalTM Balanced Growth Portfolio

■  Columbia LifeGoalTM Income and Growth Portfolio

■  Columbia LifeGoalTM Income Portfolio

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Economic Update	1

LifeGoalTM Growth Portfolio	2

LifeGoalTM Balanced Growth Portfolio	7

LifeGoalTM Income and Growth Portfolio	12

LifeGoalTM Income Portfolio	17

Investment Portfolios	21

Statements of Assets and Liabilities	25

Statements of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	34

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	62

Tax Information	63

Fund Governance	64

Board Consideration and Re–Approval of Investment Advisory Agreement	67

Summary of Management Fee Evaluation by Independent Fee Consultant	70

Important Information About This Report	77

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia LifeGoal Portfolios

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice—to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.63%—somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

1  10-year Treasury note used solely as a benchmark for long-term interest rates.

Summary

For the 12-month period ended March 31, 2007

■  The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI EAFE Index

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.38
Class B	2.13
Class C	2.13
Class R	1.63
Class Z	1.13

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. These operating expense ratios include fees and expenses incurred by the underlying funds.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or redemption of portfolio shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without		with
Class A	23.345		22,000
Class B	18,229	*	18,229	*
Class C	21,645		21,645
Class R	23,284		n/a
Class Z	23,800		n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B				C		R	Z
Inception	10/15/96		08/12/97				10/15/96		01/23/06	10/15/96
Sales charge	without	with	without		with		without	with	without	without
1-year	10.74	4.36	9.90		4.90		9.97	8.97	10.45	11.01
5-year	8.90	7.62	8.08		7.78		8.09	8.09	8.84	9.17
10-year/Life	8.85	8.20	6.43	*	6.43	*	8.03	8.03	8.82	9.06

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

Class R shares and Class Z shares, each sold only at net asset value ("NAV"), have limited eligibility and the investment minimum requirements may vary. Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower. Only eligible investors may purchase Class R and Class Z shares of the portfolio, directly or by exchange. Please see the portfolio's prospectus for eligibility and other details.

*Class B shares commenced operations on August 12, 1997 and have no performance prior to that date.

2

Understanding Your Expenses – Columbia LifeGoal Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.11	1,022.44	2.63	2.52	0.50
Class B	1,000.00	1,000.00	1,102.42	1,018.70	6.55	6.29	1.25
Class C	1,000.00	1,000.00	1,103.12	1,018.70	6.55	6.29	1.25
Class R	1,000.00	1,000.00	1,105.51	1,021.19	3.94	3.78	0.75
Class Z	1,000.00	1,000.00	1,108.20	1,023.68	1.31	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*Columbia LifeGoal Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

3

Portfolio Manager's Report – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	14.69
Class B	13.93
Class C	13.85
Class R	14.67
Class Z	14.80

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.68
Class B	0.63
Class C	0.63
Class R	0.66
Class Z	0.71

For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 10.74% without sales charge. The portfolio's benchmark, the S&P 500 Index, returned 11.83% during the period.1 The average return of its peer group, the Morningstar Large Blend Category, was 10.25%.2 An emphasis on large-cap stock funds over mid- and small-cap stock funds helped the portfolio outperform its peer group during the period. International stock funds aided the portfolio's relative return as international markets generally fared better than the US stock market during the 12-month period.

Foreign stock markets led the way

Bolstered by solid economic growth and, in some markets, favorable currency trends, stock markets outside the United States were strong performers during the period—and made a significant contribution to the portfolio's return. Approximately 18% of the portfolio's assets are invested in international equities across three funds: Columbia Acorn International, Columbia Marsico International Opportunities Fund and Columbia International Value Fund. Columbia Acorn International, the portfolio's largest international position, outperformed the MSCI EAFE Index3, a broad measure of performance in major stock markets outside the United States.

Emphasis on large-cap stock funds aided returns

A decision to overweight large-cap funds and underweight mid- and small-cap funds enhanced the portfolio's performance. However, this performance advantage was somewhat offset by individual fund performance. Columbia Large Cap Value, Columbia Mid Cap Value and Columbia Small Cap Value II funds all trailed their respective benchmarks for the period.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. However, slower housing and manufacturing trends are also likely to be offset by gains in personal, business and government spending. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

3The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

4

Portfolio Manager's Report (continued) – Columbia LifeGoal Growth Portfolio

In this environment, we expect equities to have an edge over other asset classes. Valuations remain attractive, with stocks generally trading near or just below their historical valuation levels. Large caps may be at a slight valuation advantage to small caps, and growth appears to have a valuation edge over value, given the strong run up that both small caps and value have experienced over the past several years. We continue to expect international markets to hold their ground, if solid economic growth and relatively low interest rates persist around the world.

Portfolio Allocation

as of 03/31/07 (%)

Columbia Marsico Focused Equities Fund	17.5
Columbia Large Cap Core Fund	16.6
Columbia Large Cap Value Fund	15.7
Columbia Mid Cap Growth Fund	11.0
Columbia Mid Cap Value Fund	10.0
Columbia Acorn International	6.7
Columbia International Value Fund	5.7
Columbia Marsico International Opportunities Fund	5.5
Columbia Small Cap Value Fund II	4.5
Columbia Acorn USA	2.5
Columbia Convertible Securities Fund	2.3
Columbia Small Cap Growth Fund II	2.0

Portfolio allocation is calculated as a percentage of total investments.

5

Portfolio Profile – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+10.74%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the portfolio's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 10.74% without sales charge.

■  An emphasis on large-cap stock funds over small- and mid-cap stock funds enhanced return during the period.

■  International stock funds also enhanced performance, as foreign markets generally outperformed the US stock market.

Portfolio Management

Vikram Kuriyan has managed Columbia LifeGoal Growth Portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

The outlook for the portfolio may differ from that presented for other Columbia Management mutual funds and portfolios.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Columbia LifeGoal Portfolios reserve the right to add or remove funds at any time.

6

Performance Information – Columbia LifeGoal Balanced Growth Portfolio

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Balanced Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or redemption of portfolio shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without		with
Class A	22,186		20,905
Class B	18,694	*	18,694	*
Class C	20,753		20,753
Class R	22,101		n/a
Class Z	22,678		n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B				C		R	Z
Inception	10/15/96		08/13/97				10/15/96		01/23/06	10/15/96
Sales charge	without	with	without		with		without	with	without	without
1-year	9.95	3.66	9.00		4.00		9.09	8.09	9.59	10.15
5-year	7.75	6.47	6.95		6.64		6.94	6.94	7.66	8.02
10-year/Life	8.30	7.65	6.71	*	6.71	*	7.57	7.57	8.25	8.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.25
Class B	2.00
Class C	2.00
Class R	1.50
Class Z	1.00

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. These operating expense ratios include fees and expenses incurred by the underlying funds.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

Class R shares and Class Z shares, each sold only at net asset value ("NAV"), have limited eligibility and the investment minimum requirements may vary. Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower. Only eligible investors may purchase Class R and Class Z shares of the portfolio, directly or by exchange. Please see the portfolio's prospectus for eligibility and other details.

*Class B shares commenced operations on August 13, 1997 and have no performance prior to that date.

7

Understanding Your Expenses – Columbia LifeGoal Balanced Growth Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,081.48	1,022.44	2.59	2.52	0.50
Class B	1,000.00	1,000.00	1,077.09	1,018.70	6.47	6.29	1.25
Class C	1,000.00	1,000.00	1,077.19	1,018.70	6.47	6.29	1.25
Class R	1,000.00	1,000.00	1,082.72	1,021.19	3.89	3.78	0.75
Class Z	1,000.00	1,000.00	1,082.12	1,023.68	1.30	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

* Columbia LifeGoal Balanced Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

8

Portfolio Manager's Report – Columbia LifeGoal Balanced Growth Portfolio

For the 12-month period ended March 31, 2007, the portfolio's Class A shares returned 9.95% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 returned 11.83%. Its fixed income benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 6.59%.1 The portfolio's return was higher than the 9.14% average return for its peer group, the Morningstar Moderate Allocation Category.2 An emphasis on stock funds over bond funds aided performance. However, a tilt toward growth stock funds over value funds hampered return as value continued to outperform growth during the period.

A favorable environment for stocks

Bolstered by solid, if moderate, economic growth, the US stock market continued to move forward during the 12-month period covered by this report. As a result, the portfolio's emphasis on stock funds over bond funds was a good tactical decision. Within equities, a relatively high exposure to large-cap stock funds, which accounted for approximately 28% of the portfolio's assets, and a 16.6% position in international stock funds also aided the portfolio's return. Foreign markets generally outperformed the US stock market during the period. The portfolio's largest international position was in Columbia Acorn International which, outperformed its benchmark, the MSCI EAFE Index.

Bonds generated solid gains

In an environment of relatively steady interest rates and moderate inflation, most segments of the US bond market delivered solid returns for the period. Within the portfolio, Columbia Total Return Bond Fund outperformed its benchmark. Columbia High Income Fund lagged its benchmark.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. However, slower housing and manufacturing trends are also likely to be offset by gains in personal, business and government spending. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly-placed, dollar-denominated, non-convertible investment grade corporate debt issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	12.38
Class B	12.31
Class C	12.44
Class R	12.37
Class Z	12.35

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.62
Class B	0.53
Class C	0.53
Class R	0.59
Class Z	0.65

9

Portfolio Managers' Report (continued) – Columbia LifeGoal Balanced Growth Portfolio

Portfolio Allocation

as of 03/31/07 (%)

Columbia Total Return Bond Fund	28.0
Columbia Marsico Focused Equities Fund	10.2
Columbia Large Cap Core Fund	9.3
Columbia Large Cap Value Fund	8.4
Columbia Acorn International	7.1
Columbia High Income Fund	6.5
Columbia Marsico International Opportunities Fund	5.6
Columbia Mid Cap Growth Fund	5.1
Columbia Mid Cap Value Fund	4.1
Columbia International Value Fund	3.9
Columbia Small Cap Value Fund II	3.3
Columbia Cash Reserves	3.0
Columbia Convertible Securities Fund	2.1
Columbia Acorn USA	1.8
Columbia Small Cap Growth Fund II	1.6

Portfolio allocation is calculated as a percentage of total investments.

In this environment, we expect equities to have an edge over other asset classes. Valuations remain attractive, with stocks generally trading near or just below their historical valuation levels. Large caps may be at a slight valuation advantage to small caps and growth appears to have a valuation edge over value, given the strong run up that both small caps and value have experienced over the past several years. We continue to expect international markets to hold their ground, if solid economic growth and relatively low interest rates persist around the world. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

10

Portfolio Profile – Columbia LifeGoal Balanced Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 9.95% without sales charge.

■  The portfolio's bias for stock funds over bond funds aided performance in an environment of relatively solid economic growth and steady interest rates.

■  An emphasis on growth stock funds over value stock funds detracted from return as value outperformed growth during the period.

Portfolio Management

Vikram Kuriyan has managed Columbia LifeGoal Balanced Growth Portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

The outlook for the portfolio may differ from that presented for other Columbia Management mutual funds and portfolios.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Columbia LifeGoal Portfolios reserve the right to add or remove funds at any time.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+9.95%

Class A shares (without sales charge)

+6.59%

Lehman Brothers U.S. Aggregate Bond Index

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the portfolio's prospectus.

11

Performance Information – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.15
Class B	1.90
Class C	1.90
Class R	1.40
Class Z	0.90

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. These operating expense ratios include fees and expenses incurred by the underlying funds.

Growth of a $10,000 investment 04/01/97 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income and Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or redemption of portfolio shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without		with
Class A	18,593		17,521
Class B	16,150	*	16,150	*
Class C	17,247		17,247
Class R	18,535		n/a
Class Z	18,955		n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B				C		R	Z
Inception	10/15/96		08/07/97				10/15/96		01/23/06	10/15/96
Sales charge	without	with	without		with		without	with	without	without
1-year	8.07	1.85	7.20		2.20		7.24	6.24	7.80	8.30
5-year	6.24	4.98	5.43		5.10		5.42	5.42	6.18	6.49
10-year/Life	6.40	5.77	5.09	*	5.09	*	5.60	5.60	6.37	6.60

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

Class R shares and Class Z shares, each sold only at net asset value ("NAV"), have limited eligibility and the investment minimum requirements may vary. Class R shares commenced operations on January 23, 2006 and have no performance prior to that date. Performance prior to January 23, 2006 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class R fees and expenses were included, performance would be lower. Only eligible investors may purchase Class R and Class Z shares of the portfolio, directly or by exchange. Please see the portfolio's prospectus for eligibility and other details.

*Class B shares commenced operations on August 7, 1997 and have no performance prior to that date.

12

Understanding Your Expenses – Columbia LifeGoal Income and Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.59	1,022.44	2.57	2.52	0.50
Class B	1,000.00	1,000.00	1,053.90	1,018.70	6.40	6.29	1.25
Class C	1,000.00	1,000.00	1,054.20	1,018.70	6.40	6.29	1.25
Class R	1,000.00	1,000.00	1,057.29	1,021.19	3.85	3.78	0.75
Class Z	1,000.00	1,000.00	1,059.29	1,023.68	1.28	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*Columbia LifeGoal Income and Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

13

Portfolio Manager's Report – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	11.04
Class B	11.00
Class C	10.94
Class R	11.04
Class Z	10.96

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.60
Class B	0.52
Class C	0.52
Class R	0.58
Class Z	0.63

For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 8.07% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index returned 11.83% and its fixed income benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 6.59%.1 The portfolio's return was higher than the 7.61% average return of funds in the Morningstar Conservative Allocation Category.2 An emphasis on stock funds over bond funds aided performance. However, a tilt toward growth stock funds over value funds hampered returns as value continued to outperform growth during the period.

A favorable environment for stocks

Bolstered by solid, if moderate, economic growth, the US stock market continued to move forward during the 12-month period covered by this report. As a result, the portfolio's emphasis on stock funds over bond funds was a good tactical decision. Within equities, a relatively high exposure to large-cap stock funds, which accounted for approximately 22% of the portfolio's assets, and a 9% position in international stock funds also aided the portfolio's return. Foreign markets generally outperformed the US stock market during the period. Among the portfolio's three international positions, Columbia Acorn International outperformed its benchmark, the MSCI EAFE Index.

Bonds generated solid gains

In an environment of relatively steady interest rates and moderate inflation, most segments of the US bond market delivered solid returns for the period. Within the portfolio, Columbia Short-Term Bond Fund and Columbia Total Return Bond Fund outperformed their respective benchmarks while Columbia High Income Fund lagged its benchmark.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. However, slower housing and manufacturing trends are also likely to be offset by gains in personal, business and government spending. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly-placed, dollar-denominated, non-convertible investment grade corporate debt issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

14

Portfolio Manager's Report (continued) – Columbia LifeGoal Income and Growth Portfolio

In this environment, we expect equities to have an edge over other asset classes. Valuations remain attractive, with stocks generally trading near or just below their historical valuation levels. Large caps may be at a slight valuation advantage to small caps and growth appears to have a valuation edge over value, given the strong run up that both small caps and value have experienced over the past several years. We continue to expect international markets to hold their ground, if solid economic growth and relatively low interest rates persist around the world. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

Portfolio Allocation

as of 03/31/07 (%)

Columbia Short Term Bond Fund	27.0
Columbia Total Return Bond Fund	21.5
Columbia High Income Fund	10.5
Columbia Cash Reserves	6.6
Columbia Marsico Focused Equities Fund	6.2
Columbia Large Cap Core Fund	5.2
Columbia Large Cap Value Fund	4.2
Columbia Convertible Securities Fund	4.1
Columbia Acorn International	3.7
Columbia Marsico International Opportunities Fund	2.5
Columbia International Value Fund	2.5
Columbia Mid Cap Growth Fund	2.5
Columbia Mid Cap Value Fund	1.5
Columbia Small Cap Value Fund II	1.0
Columbia Acorn USA	0.6
Columbia Small Cap Growth Fund II	0.4

Portfolio allocation is calculated as a percentage of total investments.

15

Portfolio Profile – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+8.07%

Class A shares (without sales charge)

+6.59%

Lehman Brothers U.S. Aggregate Bond Index

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the portfolio's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 8.07% without sales charge.

■  The portfolio's bias for stock funds over bond funds aided performance in an environment of relatively solid economic growth and steady interest rates.

■  An emphasis on growth stock funds over value stock funds detracted from return as value outperformed growth during the period.

Portfolio Management

Vikram Kuriyan has managed Columbia LifeGoal Income and Growth Portfolio since August 2004, and has been with the advisor or its predecessors or affiliate organizations since 2000.

The outlook for the portfolio may differ from that presented for other Columbia Management mutual funds and portfolios.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Columbia LifeGoal Portfolios reserve the right to add or remove funds at any time.

16

Performance Information – Columbia LifeGoal Income Portfolio

Growth of a $10,000 investment 09/04/03 – 03/31/07

* Benchmark performance is as of 08/31/03

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or redemption of portfolio shares. Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. Lehman Brothers U.S. High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance of a $10,000 investment 09/04/03 – 03/31/07 ($)

Sales charge	without	with
Class A	11,853	11,463
Class B	11,537	11,437
Class C	11,516	11,516
Class Z	11,956	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	09/04/03		09/04/03		09/05/03		09/04/03
Sales charge	without	with	without	with	without	with	without
1-year	6.91	3.40	6.13	3.13	6.03	5.03	7.07
Life	4.87	3.89	4.08	3.83	4.03	4.03	5.12

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.54
Class B	2.29
Class C	2.29
Class Z	1.29

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.15
Class B	1.90
Class C	1.90
Class Z	0.90

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires July 31, 2007.
These operating expense ratios include fees and expenses incurred by the underlying funds.

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value (NAV) with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

17

Understanding Your Expenses – Columbia LifeGoal Income Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.39	1,021.59	3.40	3.38	0.67
Class B	1,000.00	1,000.00	1,034.60	1,017.85	7.20	7.14	1.42
Class C	1,000.00	1,000.00	1,034.70	1,017.85	7.20	7.14	1.42
Class Z	1,000.00	1,000.00	1,039.69	1,022.84	2.14	2.12	0.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

* Columbia LifeGoal Income Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

18

Portfolio Manager's Report – Columbia LifeGoal Income Portfolio

For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 6.91% without sales charge. The portfolio outperformed its benchmark, the Lehman Brothers U.S. Aggregate 1-3 Years Index, which returned 5.38%. The portfolio's return was also higher than the 6.61% return for the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index, a customized benchmark created by Columbia Management Advisors.1 The portfolio outperformed the average return of its peer group, the Morningstar Intermediate-Term Bond Category, which was 6.17%.2

Sector selection boosted the portfolio's return

A decision to include high-yield, mortgage and asset-backed and convertible securities funds in the portfolio aided return as these sectors of the market handily outperformed the portfolio's benchmarks. A reasonably strong economic environment and relatively stable interest rates boosted investor confidence, which led to higher returns among bond market segments that offered higher yields in exchange for the acceptance of higher risk. The portfolio's positions in Columbia Short Term Bond Fund, Mortgage- and Asset-Backed Portfolio and Columbia Total Return Bond Fund outperformed their benchmarks while Columbia High Income Fund and Columbia Convertible Securities Fund underperformed their benchmarks.

Approximately 6.0% of the portfolio's assets were allocated among three Columbia value funds, which enjoyed strong returns even though they fell short of their respective benchmarks for the period.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. However, slower housing and manufacturing trends are also likely to be offset by gains in personal, business and government spending. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

In this environment, we expect equities to have an edge over other asset classes. Valuations remain attractive, with stocks generally trading near or just below their historical valuation levels. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

1Lehman Brothers U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This blend is 80% Lehman Brothers U.S. Aggregate 1-3 Years Index and 20% Lehman Brothers U.S. High Yield Index. Lehman Brothers High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	10.22
Class B	10.21
Class C	10.19
Class Z	10.22

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.44
Class B	0.37
Class C	0.37
Class Z	0.47

Portfolio Allocation

as of 03/31/07 (%)

Columbia Short Term Bond Fund	35.0
Columbia Total Return Bond Fund	18.6
Columbia High Income Fund	15.6
Mortgage- and Asset-Backed Portfolio	10.8
Columbia Cash Reserves	9.0
Columbia Convertible Securities Fund	5.0
Columbia Large Cap Value Fund	4.0
Columbia Mid Cap Value Fund	1.3
Columbia Small Cap Value Fund II	0.7

Portfolio allocation is calculated as a percentage of total investments.

19

Portfolio Profile – Columbia LifeGoal Income Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/2007

+6.91%

Class A shares (without sales charge)

+5.38%

Lehman Brothers U.S. Aggregate 1-3 Years Index

+6.61%

Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the portfolio's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the portfolio's Class A shares returned 6.91% without sales charge.

■  Exposure to high-yield, along with mortgage and asset-backed and convertible securities funds, aided performance relative to the portfolio's benchmark.

■  A small position in value equity funds also aided the portfolio's return.

Portfolio Management

Vikram Kuriyan has managed Columbia LifeGoal Income Portfolio since August 2004. Mr. Kuriyan is affiliated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

The outlook for the portfolio may differ from that presented for other Columbia Management mutual funds and portfolios.

The portfolio is a "fund of funds."

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Bond investing poses special risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Columbia LifeGoal Portfolios reserve the right to add or remove funds at any time.

20

Investment Portfolio – Columbia LifeGoal Growth Portfolio
March 31, 2007

Investment Companies(a) – 100.0%

	Shares	Value ($)
Columbia Acorn International, Class Z	1,146,656	48,767,290
Columbia Acorn USA, Class Z	612,692	18,172,439
Columbia Convertible Securities Fund, Class Z	1,002,803	16,716,722
Columbia International Value Fund, Class Z	1,574,951	41,200,729
Columbia Large Cap Core Fund, Class Z	8,120,757	120,836,869
Columbia Large Cap Value Fund, Class Z	7,474,071	114,054,329
Columbia Marsico Focused Equities Fund, Class Z	5,794,988	128,764,629
Columbia Marsico International Opportunities Fund, Class Z	2,585,482	39,738,864
Columbia Mid Cap Growth Fund, Class Z	3,035,887	79,934,895
Columbia Mid Cap Value Fund, Class Z	4,701,585	72,592,465
Columbia Small Cap Growth Fund II, Class Z	1,017,809	14,554,673
Columbia Small Cap Value Fund II, Class Z	2,313,461	32,735,476
Total Investment Companies (Cost of $610,896,140)		728,069,380
Total Investments – 100.0% (Cost of $610,896,140)(b)		728,069,380
Other Assets & Liabilities, Net – 0.0%		(119,666)
Net Assets – 100.0%		$727,949,714

Notes to Investment Portfolio:

(a)  Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $615,848,202.

See Accompanying Notes to Financial Statements.

21

Investment Portfolio – Columbia LifeGoal Balanced Growth Portfolio
March 31, 2007

Investment Companies(a) – 100.1%

	Shares	Value ($)
Columbia Acorn International, Class Z	1,679,913	71,446,683
Columbia Acorn USA, Class Z	597,243	17,714,241
Columbia Cash Reserves, Capital Class Shares	30,000,923	30,000,923
Columbia Convertible Securities Fund, Class Z	1,265,325	21,092,970
Columbia High Income Fund, Class Z	7,067,431	64,949,693
Columbia International Value Fund, Class Z	1,484,307	38,829,471
Columbia Large Cap Core Fund, Class Z	6,300,419	93,750,240
Columbia Large Cap Value Fund, Class Z	5,516,318	84,179,014
Columbia Marsico Focused Equities Fund, Class Z	4,627,409	102,821,038
Columbia Marsico International Opportunities Fund, Class Z	3,702,045	56,900,432
Columbia Mid Cap Growth Fund, Class Z	1,958,982	51,579,986
Columbia Mid Cap Value Fund, Class Z	2,677,947	41,347,500
Columbia Short Term Bond Fund, Class Z	1	10
Columbia Small Cap Growth Fund II, Class Z	1,092,981	15,629,627
Columbia Small Cap Value Fund II, Class Z	2,356,469	33,344,043
Columbia Total Return Bond Fund, Class Z	28,969,212	282,449,817
Total Investment Companies (Cost of $898,389,301)		1,006,035,688
Total Investments – 100.1% (Cost of $898,389,301)(b)		1,006,035,688
Other Assets & Liabilities, Net – (0.1)%		(737,173)
Net Assets – 100.0%		$1,005,298,515

Notes to Investment Portfolio:

(a)  Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $903,599,987.

See Accompanying Notes to Financial Statements.

22

Investment Portfolio – Columbia LifeGoal Income and Growth Portfolio
March 31, 2007

Investment Companies(a) – 100.1%

	Shares	Value ($)
Columbia Acorn International, Class Z	190,951	8,121,144
Columbia Acorn USA, Class Z	44,511	1,320,199
Columbia Cash Reserves, Capital Class Shares	14,562,867	14,562,867
Columbia Convertible Securities Fund, Class Z	540,887	9,016,582
Columbia High Income Fund, Class Z	2,514,247	23,105,932
Columbia International Value Fund, Class Z	212,016	5,546,335
Columbia Large Cap Core Fund, Class Z	758,382	11,284,726
Columbia Large Cap Value Fund, Class Z	608,603	9,287,288
Columbia Marsico Focused Equities Fund, Class Z	615,115	13,667,863
Columbia Marsico International Opportunities Fund, Class Z	362,659	5,574,065
Columbia Mid Cap Growth Fund, Class Z	208,676	5,494,451
Columbia Mid Cap Value Fund, Class Z	213,323	3,293,704
Columbia Short Term Bond Fund, Class Z	6,056,957	59,479,319
Columbia Small Cap Growth Fund II, Class Z	61,570	880,448
Columbia Small Cap Value Fund II, Class Z	155,324	2,197,835
Columbia Total Return Bond Fund, Class Z	4,858,062	47,366,105
Total Investment Companies (Cost of $210,893,795)		220,198,863
Total Investments – 100.1% (Cost of $210,893,795)(b)		220,198,863
Other Assets & Liabilities, Net – (0.1)%		(237,866)
Net Assets – 100.0%		$219,960,997

Notes to Investment Portfolio:

(a)  Mutual Funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $211,612,086.

See Accompanying Notes to Financial Statements.

23

Investment Portfolio – Columbia LifeGoal Income Portfolio
March 31, 2007

Investment Companies(a) – 100.4%

	Shares	Value ($)
Columbia Cash Reserves, Capital Class Shares	3,013,590	3,013,590
Columbia Convertible Securities Fund, Class Z	99,992	1,666,863
Columbia High Income Fund, Class Z	567,741	5,217,537
Columbia Large Cap Value Fund, Class Z	87,386	1,333,518
Columbia Mid Cap Value Fund, Class Z	28,061	433,269
Mortgage- and Asset-Backed Portfolio	359,883	3,602,425
Columbia Short Term Bond Fund, Class Z	1,191,572	11,701,241
Columbia Small Cap Value Fund II, Class Z	16,534	233,960
Columbia Total Return Bond Fund, Class Z	638,111	6,221,579
Total Investment Companies (Cost of $33,064,332)		33,423,982
Total Investments – 100.4% (Cost of $33,064,332)(b)		33,423,982
Other Assets & Liabilities, Net – (0.4)%		(128,554)
Net Assets – 100.0%		$33,295,428

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(b)  Cost for federal income tax purposes is $33,515,600.

See Accompanying Notes to Financial Statements.

24

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2007

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Assets
Affiliated investments, at identified cost	610,896,140	898,389,301	210,893,795	33,064,332
Affiliated investments, at value	728,069,380	1,006,035,688	220,198,863	33,423,982
Cash	—	4	178	—
Receivable for:
Fund shares sold	3,240,813	2,833,452	782,114	41,649
Expense reimbursement due from Investment Advisor	—	—	—	15,001
Total Assets	731,310,193	1,008,869,144	220,981,155	33,480,632
Liabilities
Payable for:
Investments purchased	2,278,797	1,888,245	504,551	30,788
Fund shares redeemed	665,710	1,041,749	372,159	40,873
Distributions	2	270	278	—
Investment advisory fee	151,089	211,122	46,473	1,046
Transfer agent fee	—	—	—	2,579
Pricing and bookkeeping fees	—	—	—	3,218
Trustees' fees	—	—	—	45,079
Distribution and service fees	264,881	429,243	96,697	15,757
Chief compliance officer expenses	—	—	—	1,334
Other liabilities	—	—	—	44,530
Total Liabilities	3,360,479	3,570,629	1,020,158	185,204
Net Assets	727,949,714	1,005,298,515	219,960,997	33,295,428
Net Assets Consist of
Paid-in capital	597,706,763	882,267,274	208,115,790	33,507,622
Undistributed net investment income	81,470	262,131	79,029	15,525
Accumulated net realized gain (loss)	12,988,241	15,122,723	2,461,110	(587,369)
Unrealized appreciation on investments	117,173,240	107,646,387	9,305,068	359,650
Net Assets	727,949,714	1,005,298,515	219,960,997	33,295,428

See Accompanying Notes to Financial Statements.

25

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2007

	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio		Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
Class A
Net assets	$206,715,380		$266,505,917		$50,828,754		$15,240,292
Shares outstanding	14,067,952		21,534,231		4,605,614		1,491,229
Net asset value and redemption price per share (a)	$14.69		$12.38		$11.04		$10.22
Maximum sales charge	5.75%		5.75%		5.75%		3.25%
Maximum offering price per share	$15.59	(b)	$13.14	(b)	$11.71	(b)	$10.56	(c)
Class B
Net assets	$170,971,334		$325,190,280		$75,119,301		$9,590,527
Shares outstanding	12,269,521		26,408,068		6,827,021		939,481
Net asset value and offering price per share (a)	$13.93		$12.31		$11.00		$10.21
Class C
Net assets	$96,557,612		$118,747,120		$24,367,437		$4,733,614
Shares outstanding	6,973,312		9,544,536		2,226,774		464,322
Net asset value and offering price per share (a)	$13.85		$12.44		$10.94		$10.19
Class R
Net assets	$1,169,270		$1,915,747		$896,361		$—
Shares outstanding	79,709		154,870		81,204		—
Net asset value, redemption and offering price per share (a)	$14.67		$12.37		$11.04		$—
Class Z
Net assets	$252,536,118		$292,939,451		$68,749,144		$3,730,995
Shares outstanding	17,063,767		23,714,301		6,273,898		365,069
Net asset value, redemption and offering price per share (a)	$14.80		$12.35		$10.96		$10.22

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

26

Statements of Operations – Columbia LifeGoal Portfolios
For the Year Ended March 31, 2007

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Investment Income
Dividends from affiliates	8,727,201	27,832,955	8,200,210	1,574,619
Expenses
Investment advisory fee	1,549,618	2,318,180	530,287	19,142
Administration fee	—	—	—	27,469
Distribution fee:
Class B	1,191,694	2,381,116	581,867	77,241
Class C	596,276	807,977	169,608	39,018
Class R	2,481	3,857	1,878	—
Service fee:
Class A	427,155	591,754	124,326	37,231
Class B	397,231	793,705	193,927	25,747
Class C	198,759	269,326	56,518	13,006
Transfer agent fee	—	—	—	24,138
Pricing and bookkeeping fees	—	—	—	45,283
Trustees' fees	—	—	—	30,967
Audit fee	—	—	—	26,048
Registration fees	—	—	—	44,293
Legal fees	—	—	—	58,670
Chief compliance officer expenses	—		—	4,421
Other expenses	—	—	—	23,419
Total Expenses	4,363,214	7,165,915	1,658,411	496,093
Expenses waived or reimbursed by Investment Advisor	—	—	—	(171,009)
Net Expenses	4,363,214	7,165,915	1,658,411	325,084
Net Investment Income	4,363,987	20,667,040	6,541,799	1,249,535
Net realized gain (loss) on:
Affiliated investments	10,578,843	12,055,430	1,607,071	(357,267)
Capital gains distributions received	27,467,852	26,465,671	3,621,624	268,472
Net realized gain (loss)	38,046,695	38,521,101	5,228,695	(88,795)
Net change in unrealized appreciation on investments	22,510,269	27,177,504	3,608,939	807,164
Net Gain	60,556,964	65,698,605	8,837,634	718,369
Net Increase Resulting from Operations	64,920,951	86,365,645	15,379,433	1,967,904

See Accompanying Notes to Financial Statements.

27

Statements of Changes in Net Assets – Columbia LifeGoal Portfolios

Increase (Decrease) in Net Assets	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 (a)(b)($)	2007 ($)	2006 (a)(b)($)
Operations
Net investment income	4,363,987	532,454	20,667,040	12,673,850
Net realized gain (loss) on investments and capital gains distributions received	38,046,695	35,188,183	38,521,101	59,487,361
Net change in unrealized appreciation (depreciation) on investments	22,510,269	49,098,724	27,177,504	15,652,046
Net increase resulting from operations	64,920,951	84,819,361	86,365,645	87,813,257
Distributions Declared to Shareholders
From net investment income:
Class A	(1,304,661)	(732,355)	(5,937,532)	(4,133,189)
Class B	(654,919)	(575,045)	(5,527,710)	(4,327,646)
Class C	(326,851)	(225,896)	(1,879,419)	(1,213,529)
Class R	(3,931)	—	(22,908)	(35)
Class Z	(1,988,478)	(991,583)	(7,286,459)	(5,626,460)
From net realized gains:
Class A	(7,072,179)	(5,549,211)	(6,376,653)	(10,917,135)
Class B	(6,783,411)	(6,379,022)	(8,595,236)	(17,522,954)
Class C	(3,485,123)	(2,443,332)	(2,895,863)	(4,869,554)
Class R	(36,294)	—	(32,042)	—
Class Z	(8,489,097)	(6,935,717)	(7,138,915)	(13,457,915)
Total Distributions Declared to Shareholders	(30,144,944)	(23,832,161)	(45,692,737)	(62,068,417)
Net Capital Share Transactions	141,884,045	108,481,787	76,609,553	150,731,506
Net increase (decrease) in net assets	176,660,052	169,468,987	117,282,461	176,476,346
Net Assets
Beginning of period	551,289,662	381,820,675	888,016,054	711,539,708
End of period	727,949,714	551,289,662	1,005,298,515	888,016,054
Undistributed net investment income at end of period	81,470	—	262,131	253,713

(a)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b)  The Portfolio's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

28

Increase (Decrease) in Net Assets	Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 (a)(b)($)	2007 ($)	2006 (a)($)
Operations
Net investment income	6,541,799	4,846,163	1,249,535	1,307,631
Net realized gain (loss) on investments and capital gains distributions received	5,228,695	9,885,449	(88,795)	(51,667)
Net change in unrealized appreciation (depreciation) on investments	3,608,939	726,931	807,164	(129,252)
Net increase resulting from operations	15,379,433	15,458,543	1,967,904	1,126,712
Distributions Declared to Shareholders
From net investment income:
Class A	(1,652,740)	(1,303,896)	(653,785)	(711,944)
Class B	(1,981,162)	(1,797,256)	(375,559)	(353,738)
Class C	(596,635)	(437,798)	(189,751)	(212,625)
Class R	(14,849)	(59)	—	—
Class Z	(2,242,841)	(1,902,411)	(58,817)	(9,849)
From net realized gains:
Class A	(1,101,298)	(3,097,249)	—	(67,939)
Class B	(1,726,859)	(5,834,371)	—	(38,518)
Class C	(507,562)	(1,340,460)	—	(25,694)
Class R	(10,675)	—	—	—
Class Z	(1,433,581)	(4,022,624)	—	(1,647)
Total Distributions Declared to Shareholders	(11,268,202)	(19,736,124)	(1,277,912)	(1,421,954)
Net Capital Share Transactions	(2,280,480)	19,225,084	(512,541)	(15,085,811)
Net increase (decrease) in net assets	1,830,751	14,947,503	177,451	(15,381,053)
Net Assets
Beginning of period	218,130,246	203,182,743	33,117,977	48,499,030
End of period	219,960,997	218,130,246	33,295,428	33,117,977
Undistributed net investment income at end of period	79,029	39,880	15,525	43,902

See Accompanying Notes to Financial Statements.

29

Schedules of Capital Stock Activity – Columbia LifeGoal Portfolios

	Columbia LifeGoal Growth Portfolio
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,243,346	73,695,039	4,509,874	58,608,413
Distributions reinvested	558,898	7,839,002	455,390	5,909,717
Redemptions	(2,001,882)	(28,097,881)	(2,333,090)	(30,413,507)
Net increase	3,800,362	53,436,160	2,632,174	34,104,623
Class B
Subscriptions	1,887,633	25,184,731	2,399,999	29,547,699
Distributions reinvested	524,578	6,986,738	525,938	6,524,948
Redemptions	(1,729,250)	(22,971,676)	(1,575,248)	(19,622,065)
Net increase (decrease)	682,961	9,199,793	1,350,689	16,450,582
Class C
Subscriptions	2,895,735	38,339,089	2,512,863	30,986,502
Distributions reinvested	211,291	2,802,153	160,157	1,974,548
Redemptions	(1,151,701)	(15,258,383)	(743,742)	(9,223,409)
Net increase	1,955,325	25,882,859	1,929,278	23,737,641
Class R
Subscriptions	108,499	1,561,445	747	10,000
Distributions reinvested	2,795	40,225	—	—
Redemptions	(32,332)	(470,539)	—	—
Net increase	78,962	1,131,131	747	10,000
Class Z
Subscriptions	4,412,039	63,115,546	3,270,393	42,956,815
Distributions reinvested	709,097	10,005,919	580,432	7,572,271
Redemptions	(1,486,400)	(20,887,363)	(1,268,729)	(16,350,145)
Net increase	3,634,736	52,234,102	2,582,096	34,178,941

(a)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b)  The Portfolio's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

30

	Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,174,510	74,063,850	6,824,610	79,874,119
Distributions reinvested	963,113	11,463,641	1,212,850	13,943,281
Redemptions	(4,092,671)	(48,944,087)	(3,192,015)	(37,312,620)
Net increase	3,044,952	36,583,404	4,845,445	56,504,780
Class B
Subscriptions	2,540,368	30,208,820	5,212,840	60,331,076
Distributions reinvested	1,128,860	13,343,770	1,809,578	20,660,856
Redemptions	(4,246,632)	(50,417,798)	(3,758,551)	(43,776,071)
Net increase (decrease)	(577,404)	(6,865,208)	3,263,867	37,215,861
Class C
Subscriptions	2,907,996	34,864,529	4,002,704	46,881,424
Distributions reinvested	285,162	3,408,793	369,895	4,265,109
Redemptions	(1,882,369)	(22,595,345)	(1,556,187)	(18,305,499)
Net increase	1,310,789	15,677,977	2,816,412	32,841,034
Class R
Subscriptions	180,327	2,200,480	856	10,000
Distributions reinvested	4,498	54,951	3	35
Redemptions	(30,814)	(379,470)	—	—
Net increase	154,011	1,875,961	859	10,035
Class Z
Subscriptions	3,914,199	47,158,340	3,285,280	38,360,543
Distributions reinvested	1,202,559	14,282,260	1,643,678	18,858,080
Redemptions	(2,685,216)	(32,103,181)	(2,830,565)	(33,058,827)
Net increase	2,431,542	29,337,419	2,098,393	24,159,796

See Accompanying Notes to Financial Statements.

31

Schedules of Capital Stock Activity – Columbia LifeGoal Portfolios

	Columbia LifeGoal Income and Growth Portfolio
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,394,520	15,079,731	1,387,905	15,062,933
Distributions reinvested	219,970	2,365,242	335,843	3,578,146
Redemptions	(1,463,196)	(15,864,229)	(1,148,612)	(12,436,160)
Net increase (decrease)	151,294	1,580,744	575,136	6,204,919
Class B
Subscriptions	523,786	5,642,583	996,651	10,791,971
Distributions reinvested	314,924	3,372,495	652,448	6,929,989
Redemptions	(1,633,864)	(17,625,783)	(1,813,294)	(19,601,695)
Net decrease	(795,154)	(8,610,705)	(164,195)	(1,879,735)
Class C
Subscriptions	784,819	8,424,263	801,614	8,625,129
Distributions reinvested	81,151	865,174	133,849	1,413,716
Redemptions	(608,850)	(6,547,102)	(581,404)	(6,246,967)
Net increase (decrease)	257,120	2,742,335	354,059	3,791,878
Class R
Subscriptions	116,219	1,276,095	931	10,000
Distributions reinvested	2,329	25,523	6	59
Redemptions	(38,281)	(422,668)	—	—
Net increase	80,267	878,950	937	10,059
Class Z
Subscriptions	2,025,013	21,965,165	1,419,142	15,287,825
Distributions reinvested	338,798	3,616,462	548,259	5,809,252
Redemptions	(2,316,464)	(24,453,431)	(925,541)	(9,999,114)
Net increase (decrease)	47,347	1,128,196	1,041,860	11,097,963

(a)  On August 22, 2005, the Portfolio's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b)  The Portfolio's Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

32

	Columbia LifeGoal Income Portfolio
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	420,176	4,249,685	292,203	2,938,001
Distributions reinvested	53,811	541,548	62,380	625,998
Redemptions	(552,697)	(5,578,977)	(1,287,449)	(12,939,732)
Net increase (decrease)	(78,710)	(787,744)	(932,866)	(9,375,733)
Class B
Subscriptions	120,347	1,210,393	228,505	2,295,597
Distributions reinvested	31,233	313,762	33,035	331,148
Redemptions	(308,625)	(3,109,586)	(431,125)	(4,327,457)
Net decrease	(157,045)	(1,585,431)	(169,585)	(1,700,712)
Class C
Subscriptions	77,844	784,070	129,016	1,293,785
Distributions reinvested	14,127	141,664	19,122	191,365
Redemptions	(237,738)	(2,383,504)	(521,270)	(5,231,153)
Net increase (decrease)	(145,767)	(1,457,770)	(373,132)	(3,746,003)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class Z
Subscriptions	343,830	3,508,777	25,142	252,033
Distributions reinvested	3,608	36,720	105	1,048
Redemptions	(22,639)	(227,093)	(51,204)	(516,444)
Net increase (decrease)	324,799	3,318,404	(25,957)	(263,363)

See Accompanying Notes to Financial Statements.

33

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$13.92	$12.19	$11.28	$7.82	$10.68
Income from Investment Operations:
Net investment income (b)(c)	0.13	0.05	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.32	2.34	0.95	3.46	(2.87)
Total from Investment Operations	1.45	2.39	0.99	3.48	(2.85)
Less Distributions Declared to Shareholders:
From net investment income	(0.11)	(0.09)	(0.08)	(0.02)	(0.01)
From net realized gains	(0.57)	(0.57)	—	—	—
Total Distributions Declared to Shareholders	(0.68)	(0.66)	(0.08)	(0.02)	(0.01)
Net Asset Value, End of Period	$14.69	$13.92	$12.19	$11.28	$7.82
Total return (d)	10.74%	20.01%	8.76%	44.51%	(26.68)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (c)	0.91%	0.37%	0.37%	0.20%	0.20%
Portfolio turnover rate	8%	30%	13%	6%	13%
Net assets, end of period (000's)	$206,715	$142,967	$93,070	$64,267	$21,559

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

34

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$13.28	$11.72	$10.91	$7.61	$10.46
Income from Investment Operations:
Net investment income (loss) (b)(c)	0.02	(0.05)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.26	2.25	0.91	3.35	(2.81)
Total from Investment Operations	1.28	2.20	0.87	3.30	(2.85)
Less Distributions Declared to Shareholders:
From net investment income	(0.06)	(0.07)	(0.06)	— (d)	—
From net realized gains	(0.57)	(0.57)	—	—	—
Total Distributions Declared to Shareholders	(0.63)	(0.64)	(0.06)	— (d)	—
Net Asset Value, End of Period	$13.93	$13.28	$11.72	$10.91	$7.61
Total return (e)	9.90%	19.13%	7.95%	43.39%	(27.25)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	0.15%	(0.38)%	(0.38)%	(0.55)%	(0.55)%
Portfolio turnover rate	8%	30%	13%	6%	13%
Net assets, end of period (000's)	$170,971	$153,920	$119,995	$88,969	$35,069

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$13.20	$11.66	$10.85	$7.57	$10.40
Income from Investment Operations:
Net investment income (loss) (b)(c)	0.02	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.26	2.23	0.91	3.32	(2.79)
Total from Investment Operations	1.28	2.18	0.87	3.28	(2.83)
Less Distributions Declared to Shareholders:
From net investment income	(0.06)	(0.07)	(0.06)	— (d)	—
From net realized gains	(0.57)	(0.57)	—	—	—
Total Distributions Declared to Shareholders	(0.63)	(0.64)	(0.06)	— (d)	—
Net Asset Value, End of Period	$13.85	$13.20	$11.66	$10.85	$7.57
Total return (e)	9.97%	19.06%	8.00%	43.38%	(27.21)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	0.17%	(0.38)%	(0.38)%	(0.55)%	(0.55)%
Portfolio turnover rate	8%	30%	13%	6%	13%
Net assets, end of period (000's)	$96,558	$66,261	$36,008	$19,340	$4,559

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$13.92	$13.19
Income from Investment Operations:
Net investment income (loss) (b)(c)	0.20	(0.03)
Net realized and unrealized gain on investments	1.21	0.76
Total from Investment Operations	1.41	0.73
Less Distributions Declared to Shareholders:
From net investment income	(0.09)	—
From net realized gains	(0.57)	—
Total Distributions Declared to Shareholders	(0.66)	—
Net Asset Value, End of Period	$14.67	$13.92
Total return (d)	10.45%	5.53	%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.75%	0.75	%(g)
Net investment income (c)	1.36%	(1.15	)%(g)
Portfolio turnover rate	8%	30	%(e)
Net assets, end of period (000's)	$1,169	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Portfolio invests.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$14.01	$12.24	$11.30	$7.82	$10.68
Income from Investment Operations:
Net investment income (b)(c)	0.16	0.08	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.34	2.36	0.96	3.46	(2.87)
Total from Investment Operations	1.50	2.44	1.03	3.51	(2.83)
Less Distributions Declared to Shareholders:
From net investment income	(0.14)	(0.10)	(0.09)	(0.03)	(0.03)
From net realized gains	(0.57)	(0.57)	—	—	—
Total Distributions Declared to Shareholders	(0.71)	(0.67)	(0.09)	(0.03)	(0.03)
Net Asset Value, End of Period	$14.80	$14.01	$12.24	$11.30	$7.82
Total return (d)	11.01%	20.33%	9.07%	44.84%	(26.53)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (c)	1.15%	0.62%	0.62%	0.45%	0.45%
Portfolio turnover rate	8%	30%	13%	6%	13%
Net assets, end of period (000's)	$252,536	$188,132	$132,748	$110,400	$61,985

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$11.86	$11.50	$11.20	$8.79	$10.41
Income from Investment Operations:
Net investment income (b)(c)	0.30	0.22	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.84	1.08	0.47	2.44	(1.59)
Total from Investment Operations	1.14	1.30	0.63	2.59	(1.43)
Less Distributions Declared to Shareholders:
From net investment income	(0.30)	(0.27)	(0.22)	(0.17)	(0.19)
From net realized gains	(0.32)	(0.67)	(0.11)	(0.01)	—
Total Distributions Declared to Shareholders	(0.62)	(0.94)	(0.33)	(0.18)	(0.19)
Net Asset Value, End of Period	$12.38	$11.86	$11.50	$11.20	$8.79
Total return (d)	9.95%	11.75%	5.75%	29.60%	(13.77)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (c)	2.50%	1.89%	1.45%	1.38%	1.72%
Portfolio turnover rate	18%	46%	17%	24%	26%
Net assets, end of period (000's)	$266,506	$219,302	$156,938	$111,325	$37,750

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$11.81	$11.45	$11.16	$8.77	$10.39
Income from Investment Operations:
Net investment income (b)(c)	0.21	0.13	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.82	1.08	0.46	2.43	(1.57)
Total from Investment Operations	1.03	1.21	0.54	2.50	(1.48)
Less Distributions Declared to Shareholders:
From net investment income	(0.21)	(0.18)	(0.14)	(0.10)	(0.14)
From net realized gains	(0.32)	(0.67)	(0.11)	(0.01)	—
Total Distributions Declared to Shareholders	(0.53)	(0.85)	(0.25)	(0.11)	(0.14)
Net Asset Value, End of Period	$12.31	$11.81	$11.45	$11.16	$8.77
Total return (d)	9.00%	10.99%	4.94%	28.63%	(14.33)%
Total Return
Expenses (e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	1.75%	1.14%	0.70%	0.63%	0.97%
Portfolio turnover rate	18%	46%	17%	24%	26%
Net assets, end of period (000's)	$325,190	$318,564	$271,691	$208,372	$87,911

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$11.92	$11.56	$11.26	$8.85	$10.49
Income from Investment Operations:
Net investment income (b)(c)	0.21	0.14	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.84	1.07	0.47	2.45	(1.60)
Total from Investment Operations	1.05	1.21	0.55	2.53	(1.51)
Less Distributions Declared to Shareholders:
From net investment income	(0.21)	(0.18)	(0.14)	(0.11)	(0.13)
From net realized gains	(0.32)	(0.67)	(0.11)	(0.01)	—
Total Distributions Declared to Shareholders	(0.53)	(0.85)	(0.25)	(0.12)	(0.13)
Net Asset Value, End of Period	$12.44	$11.92	$11.56	$11.26	$8.85
Total return (d)	9.09%	10.88%	4.99%	28.67%	(14.41)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	1.75%	1.14%	0.70%	0.63%	0.97%
Portfolio turnover rate	18%	46%	17%	24%	26%
Net assets, end of period (000's)	$118,747	$98,160	$62,615	$39,204	$7,620

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

41

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$11.86	$11.59
Income from Investment Operations:
Net investment income (b)(c)	0.33	0.03
Net realized and unrealized gain on investments	0.77	0.28
Total from Investment Operations	1.10	0.31
Less Distributions Declared to Shareholders:
From net investment income	(0.27)	(0.04)
From net realized gains	(0.32)	—
Total Distributions Declared to Shareholders	(0.59)	(0.04)
Net Asset Value, End of Period	$12.37	$11.86
Total return (d)	9.59%	2.68	%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.75%	0.75	%(g)
Net investment income (c)	2.67%	1.13	%(g)
Portfolio turnover rate	18%	46	%(e)
Net assets, end of period (000's)	$1,916	$10

(a)  The Portfolio's Class R Shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)    Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Portfolio invests.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

42

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$11.84	$11.48	$11.18	$8.77	$10.38
Income from Investment Operations:
Net investment income (b)(c)	0.33	0.25	0.19	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.83	1.08	0.47	2.44	(1.58)
Total from Investment Operations	1.16	1.33	0.66	2.61	(1.40)
Less Distributions Declared to Shareholders:
From net investment income	(0.33)	(0.30)	(0.25)	(0.19)	(0.21)
From net realized gains	(0.32)	(0.67)	(0.11)	(0.01)	—
Total Distributions Declared to Shareholders	(0.65)	(0.97)	(0.36)	(0.20)	(0.21)
Net Asset Value, End of Period	$12.35	$11.84	$11.48	$11.18	$8.77
Total return (d)	10.15%	12.05%	6.02%	29.95%	(13.51)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (c)	2.75%	2.14%	1.70%	1.63%	1.97%
Portfolio turnover rate	18%	46%	17%	24%	26%
Net assets, end of period (000's)	$292,939	$251,980	$220,296	$216,997	$158,377

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

43

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$10.80	$11.04	$11.11	$9.67	$10.41
Income from Investment Operations:
Net investment income (b)(c)	0.36	0.28	0.23	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.48	0.54	0.10	1.50	(0.71)
Total from Investment Operations	0.84	0.82	0.33	1.72	(0.47)
Less Distributions Declared to Shareholders:
From net investment income	(0.36)	(0.32)	(0.28)	(0.22)	(0.24)
From net realized gains	(0.24)	(0.74)	(0.12)	(0.06)	(0.03)
Total Distributions Declared to Shareholders	(0.60)	(1.06)	(0.40)	(0.28)	(0.27)
Net Asset Value, End of Period	$11.04	$10.80	$11.04	$11.11	$9.67
Total return (d)	8.07%	7.91%	3.05%	17.93%	(4.49)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (c)	3.37%	2.61%	2.03%	1.95%	2.47%
Portfolio turnover rate	25%	30%	34%	14%	34%
Net assets, end of period (000's)	$50,829	$48,112	$42,816	$33,141	$11,027

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

44

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$10.77	$11.01	$11.08	$9.66	$10.41
Income from Investment Operations:
Net investment income (b)(c)	0.28	0.20	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.47	0.54	0.11	1.50	(0.71)
Total from Investment Operations	0.75	0.74	0.25	1.63	(0.54)
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.24)	(0.20)	(0.15)	(0.18)
From net realized gains	(0.24)	(0.74)	(0.12)	(0.06)	(0.03)
Total Distributions Declared to Shareholders	(0.52)	(0.98)	(0.32)	(0.21)	(0.21)
Net Asset Value, End of Period	$11.00	$10.77	$11.01	$11.08	$9.66
Total return (d)	7.20%	7.12%	2.30%	16.94%	(5.20)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	2.60%	1.86%	1.28%	1.20%	1.72%
Portfolio turnover rate	25%	30%	34%	14%	34%
Net assets, end of period (000's)	$75,119	$82,098	$85,762	$80,486	$43,905

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

45

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$10.71	$10.96	$11.03	$9.62	$10.37
Income from Investment Operations:
Net investment income (b)(c)	0.28	0.20	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.47	0.53	0.11	1.49	(0.71)
Total from Investment Operations	0.75	0.73	0.25	1.62	(0.54)
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.24)	(0.20)	(0.15)	(0.18)
From net realized gains	(0.24)	(0.74)	(0.12)	(0.06)	(0.03)
Total Distributions Declared to Shareholders	(0.52)	(0.98)	(0.32)	(0.21)	(0.21)
Net Asset Value, End of Period	$10.94	$10.71	$10.96	$11.03	$9.62
Total return (d)	7.24%	7.06%	2.32%	16.95%	(5.23)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (c)	2.62%	1.86%	1.28%	1.20%	1.72%
Portfolio turnover rate	25%	30%	34%	14%	34%
Net assets, end of period (000's)	$24,367	$21,104	$17,708	$17,469	$5,066

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

46

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.80	$10.69
Income from Investment Operations:
Net investment income (b)(c)	0.38	0.05
Net realized and unrealized gain on investments	0.44	0.12
Total from Investment Operations	0.82	0.17
Less Distributions Declared to Shareholders:
From net investment income	(0.34)	(0.06)
From net realized gains	(0.24)	—
Total Distributions Declared to Shareholders	(0.58)	(0.06)
Net Asset Value, End of Period	$11.04	$10.80
Total return (d)	7.80%	1.62	%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.75%	0.75	%(g)
Net investment income (c)	3.46%	2.61	%(g)
Portfolio turnover rate	25%	30	%(e)
Net assets, end of period (000's)	$896	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Portfolio invests.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

47

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)	2005	2004	2003
Net Asset Value, Beginning of Period	$10.73	$10.97	$11.04	$9.62	$10.35
Income from Investment Operations:
Net investment income (b)(c)	0.39	0.31	0.25	0.23	0.27
Net realized and unrealized gain (loss) on investments	0.47	0.54	0.11	1.49	(0.71)
Total from Investment Operations	0.86	0.85	0.36	1.72	(0.44)
Less Distributions Declared to Shareholders:
From net investment income	(0.39)	(0.35)	(0.31)	(0.24)	(0.26)
From net realized gains	(0.24)	(0.74)	(0.12)	(0.06)	(0.03)
Total Distributions Declared to Shareholders	(0.63)	(1.09)	(0.43)	(0.30)	(0.29)
Net Asset Value, End of Period	$10.96	$10.73	$10.97	$11.04	$9.62
Total return (d)	8.30%	8.22%	3.32%	18.08%	(4.22)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (c)	3.63%	2.86%	2.28%	2.20%	2.72%
Portfolio turnover rate	25%	30%	34%	14%	34%
Net assets, end of period (000's)	$68,749	$66,806	$56,897	$59,040	$33,316

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the investment companies in which the Portfolio invests.

See Accompanying Notes to Financial Statements.

48

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$9.99	$10.07	$10.31	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.43	0.38	0.31	0.21
Net realized and unrealized gain (loss) on investments	0.24	(0.06)	(0.09)	0.30
Total from Investment Operations	0.67	0.32	0.22	0.51
Less Distributions Declared to Shareholders:
From net investment income	(0.44)	(0.38)	(0.42)	(0.20)
From net realized gains	—	(0.02)	(0.04)	—
Total Distributions Declared to Shareholders	(0.44)	(0.40)	(0.46)	(0.20)
Net Asset Value, End of Period	$10.22	$9.99	$10.07	$10.31
Total return (e)(f)	6.91%	3.22%	2.12%	5.18	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.67%	0.67%	0.67%	0.67	%(i)
Net investment income (d)	4.31%	3.60%	3.01%	3.14	%(i)
Waiver/Reimbursement	0.54%	0.37%	0.45%	0.50	%(i)
Portfolio turnover rate	42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$15,240	$15,687	$25,211	$35,964

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  The Portfolio's Investor A shares commenced operations on September 4, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class B Shares	2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$9.98	$10.06	$10.30	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.36	0.29	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.24	(0.05)	(0.10)	0.31
Total from Investment Operations	0.60	0.24	0.14	0.47
Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.30)	(0.34)	(0.17)
From net realized gains	—	(0.02)	(0.04)	—
Total Distributions Declared to Shareholders	(0.37)	(0.32)	(0.38)	(0.17)
Net Asset Value, End of Period	$10.21	$9.98	$10.06	$10.30
Total return (e)(f)	6.13%	2.44%	1.35%	4.70	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.42%	1.42%	1.42%	1.42	%(i)
Net investment income (d)	3.55%	2.85%	2.36%	2.39	%(i)
Waiver/Reimbursement	0.54%	0.37%	0.45%	0.50	%(i)
Portfolio turnover rate	42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$9,591	$10,946	$12,740	$9,269

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  The Portfolio's Investor B shares commenced operations on September 4, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$9.97	$10.05	$10.28	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.36	0.30	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.23	(0.06)	(0.09)	0.29
Total from Investment Operations	0.59	0.24	0.15	0.45
Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.30)	(0.34)	(0.17)
From net realized gains	—	(0.02)	(0.04)	—
Total Distributions Declared to Shareholders	(0.37)	(0.32)	(0.38)	(0.17)
Net Asset Value, End of Period	$10.19	$9.97	$10.05	$10.28
Total return (e)(f)	6.03%	2.45%	1.46%	4.49	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.42%	1.42%	1.42%	1.42	%(i)
Net investment income (d)	3.56%	2.85%	2.36%	2.39	%(i)
Waiver/Reimbursement	0.54%	0.37%	0.45%	0.50	%(i)
Portfolio turnover rate	42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$4,734	$6,082	$9,881	$8,340

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  The Portfolio's Investor C shares commenced operations on September 5, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class Z Shares	2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$10.00	$10.08	$10.31	$10.00
Income from Investment Operations:
Net investment income (c)(d)	0.47	0.38	0.32	0.23
Net realized and unrealized gain (loss) on investments	0.22	(0.04)	(0.07)	0.30
Total from Investment Operations	0.69	0.34	0.25	0.53
Less Distributions Declared to Shareholders:
From net investment income	(0.47)	(0.40)	(0.44)	(0.22)
From net realized gains	—	(0.02)	(0.04)	—
Total Distributions Declared to Shareholders	(0.47)	(0.42)	(0.48)	(0.22)
Net Asset Value, End of Period	$10.22	$10.00	$10.08	$10.31
Total return (e)(f)	7.07%	3.47%	2.47%	5.31	%(g)
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.42%	0.42%	0.42%	0.42	%(i)
Net investment income (d)	4.62%	3.85%	3.26%	3.39	%(i)
Waiver/Reimbursement	0.54%	0.37%	0.45%	0.50	%(i)
Portfolio turnover rate	42%	19%	48%	5	%(g)
Net assets, end of period (000's)	$3,731	$403	$667	$2,060

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  The Portfolio's Primary A shares commenced operations on September 4, 2003.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Does not include expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

52

Notes to Financial Statements – Columbia LifeGoal Portfolios
March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following portfolios of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Investment Goals

Columbia LifeGoal Growth Portfolio seeks capital appreciation through exposure to a variety of equity market segments. Columbia LifeGoal Balanced Growth Portfolio seeks total return through a balanced portfolio of equity and fixed income securities. Columbia LifeGoal Income and Growth Portfolio seek current income and modest growth to protect against inflation and to preserve purchasing power. Columbia LifeGoal Income Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

The Portfolios normally invest in the Mortgage- and Asset-Backed Portfolio of Columbia Funds Series Trust and Class Z shares and Capital Class shares of other Columbia Funds (the "Underlying Funds") advised by Columbia Management Advisors, LLC ("Columbia") and its affiliates.

The financial statements of the underlying funds in which the Portfolios invest should be read in conjunction with the Portfolios' financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Portfolios are authorized to issue an unlimited number of shares without par value. Columbia LifeGoal Income Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% for each Portfolio with the exception of Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio is subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% for each Portfolio with the exception of Columbia LifeGoal Income Portfolio and 3.00% for Columbia LifeGoal Income Portfolio, based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Portfolios' prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolios' financial statement disclosures.

53

Columbia LifeGoal Portfolios, March 31, 2007

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of a Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly for each of the Portfolios. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio. Also, under the Portfolios' organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolios' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of the Portfolios' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia LifeGoal Growth Portfolio	$(3,677)	$3,726	$(49)
Columbia LifeGoal Balanced Growth Portfolio	(4,594)	(88,015)	92,609
Columbia LifeGoal Income and Growth Portfolio	(14,423)	14,423	—
Columbia LifeGoal Income Portfolio	—	—	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

54

Columbia LifeGoal Portfolios, March 31, 2007

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	3/31/07		3/31/06
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia LifeGoal Growth Portfolio	$5,727,715	$24,417,229	$3,902,000	$19,930,161
Columbia LifeGoal Balanced Growth Portfolio	21,442,736	24,250,001	16,082,821	45,985,596
Columbia LifeGoal Income and Growth Portfolio	6,973,312	4,294,890	5,593,128	14,142,996
Columbia LifeGoal Income Portfolio	1,277,912	—	1,317,139	104,815

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia LifeGoal Growth Portfolio	$81,470	$17,940,302	$112,221,178
Columbia LifeGoal Balanced Growth Portfolio	262,403	20,333,408	102,435,701
Columbia LifeGoal Income and Growth Portfolio	79,029	3,179,399	8,586,777
Columbia LifeGoal Income Portfolio	15,525	—	(91,618)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of gains and losses from wash sales, distribution reclassifications and capital loss carryforwards.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia LifeGoal Growth Portfolio	$113,509,889	$(1,288,711)	$112,221,178
Columbia LifeGoal Balanced Growth Portfolio	105,970,310	(3,534,609)	102,435,701
Columbia LifeGoal Income and Growth Portfolio	10,457,158	(1,870,381)	8,586,777
Columbia LifeGoal Income Portfolio	283,764	(375,382)	(91,618)

The following capital loss carryforwards, determined as of March 31, 2007 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration	Capital Loss Carryforward
Columbia LifeGoal Income Portfolio	2014	$83,390
	2015	52,711
Total		$136,101

55

Columbia LifeGoal Portfolios, March 31, 2007

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolios. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Portfolio at the following annual rates:

Annual Rate
Columbia LifeGoal Growth Portfolio	0.25%
Columbia LifeGoal Balanced Growth Portfolio	0.25%
Columbia LifeGoal Income and Growth Portfolio	0.25%
Columbia LifeGoal Income Portfolio	0.50%*

*  Columbia is entitled to receive an investment advisory fee based on Columbia LifeGoal Income Portfolio's average daily net assets that are invested in the Mortgage- and Asset-Backed Portfolio and Columbia Corporate Bond Portfolio of Columbia Funds Series Trust. Columbia LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in Columbia Funds, other than Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. Actual management fees will be charged to the Columbia LifeGoal Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio.

Under its investment advisory agreement for each of the Portfolios other than Columbia LifeGoal Income Portfolio, Columbia has agreed to bear all fees and expenses of the Portfolios (exclusive of investment advisory fees, Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees, brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses, if any).

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolios, excluding Columbia LifeGoal Income Portfolio. With respect to Columbia LifeGoal Income Portfolio, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.23% of the average daily net assets for Columbia LifeGoal Income Portfolio less the fees payable by Columbia LifeGoal Income Portfolio under the agreements described in the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Portfolios entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Portfolios. Also effective December 15, 2006, the Portfolios entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Portfolios. Under the State Street Agreements, Columbia LifeGoal Income Portfolio pays State Street an annual fee of $26,000 paid monthly. Columbia LifeGoal Income Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Portfolios entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, Columbia LifeGoal Income Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Portfolio expenses. In addition, under the Services Agreement, Columbia LifeGoal Income Portfolio reimburses Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in "Administration fee" on the Statement of Operations of Columbia LifeGoal Income Portfolio.

56

Columbia LifeGoal Portfolios, March 31, 2007

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Portfolios under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Portfolios, Columbia was entitled to receive an annual fee from Columbia LifeGoal Income Portfolio at the same fee structure described above under the State Street Agreements. Prior to October 12, 2006, Columbia was entitled to receive a fee from Columbia LifeGoal Income Portfolio, paid monthly, at the annual rate of $31,000. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Columbia LifeGoal Income Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolios' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, Columbia LifeGoal Income Portfolio paid fees of $38,777 to affiliates under these agreements.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account for Columbia LifeGoal Income Portfolio, plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolios and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, Columbia LifeGoal Income Portfolio's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.08% of the Portfolio's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolios' shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charge CDSC fees as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia LifeGoal Growth Portfolio	$284,708	$984	$274,776	$27,089
Columbia LifeGoal Balanced Growth Portfolio	303,895	88	591,256	30,267
Columbia LifeGoal Income and Growth Portfolio	50,119	—	190,638	3,215
Columbia LifeGoal Income Portfolio	3,545	—	16,256	1,270

57

Columbia LifeGoal Portfolios, March 31, 2007

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Portfolio and a combined distribution and shareholder servicing plan for Class A shares of each Portfolio. The Trust has also adopted a distribution plan for Class R shares of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia and/or its affiliates may, from time to time reduce its fee payable by each Portfolio. Columbia has contractually agreed to waive 0.10% of its advisory fees for Columbia LifeGoal Income Portfolio as a percentage of Columbia LifeGoal Income Portfolio's average daily net assets that are invested in direct securities of Mortgage- and Asset- Backed Portfolio and Columbia Corporate Bond Portfolio. Columbia has contractually agreed to waive 0.10% of its administration fee for Columbia LifeGoal Income Portfolio as a percentage of Columbia LifeGoal Income Portfolio's average daily net assets that are invested in the Columbia Funds other than Mortgage- and Asset- Backed Portfolio and Columbia Corporate Bond Portfolio. Columbia has agreed to limit total annual operating expenses (exclusive of shareholder servicing and distribution fees) to 0.42% of Columbia LifeGoal Income Portfolio's average net assets. The fee waivers will continue through July 31, 2007. There is no guarantee that this expense limitation will continue after such time.

Fees Paid to Officers and Trustees

All officers of the Portfolios are employees of Columbia or its affiliates and, with the exception of the Portfolios' Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Columbia LifeGoal Income Portfolio, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Columbia LifeGoal Income Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia LifeGoal Growth Portfolio	$188,692,617	$52,654,468
Columbia LifeGoal Balanced Growth Portfolio	231,215,009	171,023,406
Columbia LifeGoal Income and Growth Portfolio	54,161,819	62,369,093
Columbia LifeGoal Income Portfolio	13,492,991	14,606,663

58

Columbia LifeGoal Portfolios, March 31, 2007

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
— after November 15, 1998	Eight years
— between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
— before August 1, 1997	Nine years

As of March 31, 2007, the Portfolios had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia LifeGoal Growth Portfolio	27.3%
Columbia LifeGoal Balanced Growth Portfolio	25.6
Columbia LifeGoal Income and Growth Portfolio	25.5
Columbia LifeGoal Income Portfolio	5.5

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating Portfolio based on the Portfolio's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating Portfolios based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating Portfolio based on the Portfolio's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each Portfolio participating in the uncommitted line of credit based on the average net assets of the participating Portfolios. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating Portfolio. The commitment fee and structuring fee, for Columbia LifeGoal Income Portfolio, are included in "Other expenses" in the Statements of Operations.

For the year ended March 31, 2007, the Portfolios did not borrow under these arrangements.

Note 8. Disclosure of Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and certain Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolios as recommended by Columbia. In

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Columbia LifeGoal Portfolios, March 31, 2007

such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. Columbia, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Columbia may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against

60

Columbia LifeGoal Portfolios, March 31, 2007

Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Income Portfolio (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2007, the results of each of their operations and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the transfer agents of the underlying funds provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

62

Tax Information (Unaudited)

For the fiscal year ended March 31, 2007, the amount of long-term capital gains designated by each Portfolio is as follows:

Long-Term Capital Gain
Columbia LifeGoal Growth Portfolio	$34,925,873
Columbia LifeGoal Balanced Growth Portfolio	34,094,399
Columbia LifeGoal Income and Growth Portfolio	5,176,037
Columbia LifeGoal Income Portfolio	—

Columbia LifeGoal Growth Portfolio

100.00% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable for the year ended March 31, 2007 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.0% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia LifeGoal Balanced Growth Portfolio

26.55% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable for the year ended March 31, 2007 qualified for the corporate dividends received deduction.

For non-corporate shareholders 37.87% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV..

Columbia LifeGoal Income and Growth Portfolio

15.00% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable for the year ended March 31, 2007 qualified for the corporate dividends received deduction.

For non-corporate shareholders 15.0% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV..

Columbia LifeGoal Income Portfolio

11.00% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable for the year ended March 31, 2007 qualified for the corporate dividends received deduction.

For non-corporate shareholders 10.0% of the ordinary income (including short-term capital gains) earned by the Portfolio, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV..

63

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman – Conseco, Inc. (insurance) from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

64

Fund Governance

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

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Fund Governance

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Adviser since October 2004: Vice President – Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

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Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Balanced Growth Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolios, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

Portfolio Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Portfolios, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each

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Board Consideration and Re-Approval of Investment Advisory Agreement

Portfolio's one-year performance compared to actual management fees; (ii) each Portfolio's one-year performance compared to total expenses; (iii) each Portfolio's three-year performance compared to actual management fees; and (iv) each Portfolio's three-year performance compared to total expenses.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Portfolios to CMA for investment advisory services (the "Advisory Agreement Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Portfolios across the fund complex, including in conjunction with certain Portfolio mergers. The Board also recognized the possibility that certain Portfolios would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Portfolios highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Portfolios' Advisory Agreements. The Board separately considered Columbia LifeGoal Income and Growth Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group and its performance over some periods was below the median of its Peer Group. However, the Board noted other factors, such as total expenses that were lower than the median of its Peer Group and Universe and positive performance over other periods, that outweighed the factors noted above. The Board also separately considered Columbia LifeGoal Balanced Growth Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Board noted other factors, such as total expenses that were lower than the median of its Peer Group and Universe and positive performance in all measurement periods, that outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. His report includes information about fees and expenses paid to CMA and their reasonableness in light of industry standards. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreement for all of the Portfolios.

Profitability. The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale,

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Board Consideration and Re-Approval of Investment Advisory Agreement

stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Portfolios.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationships with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic

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assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the

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use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

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G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Important Information About This Report – Columbia LifeGoal Portfolios

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia LifeGoal Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Please consider the investment objectives, risks, changes and expenses for each portfolio carefully before investing. Contact your financial adviser for a prospectus, which contains this and other important information about each portfolio. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

77

Columbia LifeGoalTM Portfolios

Annual Report – March 31, 2007

Columbia Management®

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SHC-42/130006-0307(05/07) 07/38774

Columbia Management®

Columbia International Value Fund

Annual Report – March 31, 2007

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Economic Update	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Fund Profile	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Unaudited Information	25

Columbia International Value Master Portfolio	26

Financial Statements	27

Report of Independent Registered Public Accounting Firm	40

Fund Governance	41

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	44

Summary of Management Fee Evaluation by Independent Fee Consultant	47

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia International Value Fund

World economic growth advanced at a healthy pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. For 2006, world gross domestic product was estimated at 3.6%. In 2007, growth is expected to slow somewhat to 3.0%, primarily because of slower growth in the United States, where a weak housing market weighed on the economy throughout the period. Core inflation remained above the comfort level of central banks in most of the world's major economies, and most central banks raised short-term interest rates in an effort to control inflationary pressures during the period.

Slower growth for euro zone economies

In the euro zone, the economy expanded 2.75% in 2006, as strong external trade boosted growth. However, the economy got off to a slower start in 2007, as both export demand and private consumption showed signs of weakening. The European Central Bank (ECB) continued to raise its key policy rate in quarter-point increments throughout the period, reflecting continued concerns about inflation. Capacity utilization is tight, as many factories are close to their limits; wages have increased; and money supply growth reached a record high in January—lending support to the ECB's policy decisions.

Japan's economy loses some momentum

Japan's economy maintained a slow but relatively steady pace of growth throughout the period. However, it lost momentum in the early months of 2007 as exports cooled and consumer spending remained weak. Although inflation is negligible, the Bank of Japan appears set to lift interest rates later this year. Elsewhere in Asia, the economies of South Korea and Taiwan also showed signs of slowing as external demand for technology-related exports decelerated sharply in the final months of 2006.

China continues to expand at record pace

China's economy expanded at an estimated pace of 10.6% in 2006—its fastest growth in over a decade—despite government-induced monetary and administrative measures designed to cool the engines of growth. China's export-driven economy remains vulnerable to slower growth around the globe. Nevertheless, it showed signs of continued expansion at an impressive pace in the early months of 2007.

World stock markets reflected economic strength

In an environment of generally healthy growth, the world's major stock markets delivered robust returns. The MSCI EAFE Index, which measures stock market performance in major developed countries around the world, returned 20.20%. Despite a sharp sell-off in February, most markets regained their forward momentum and bounced back with significant strength. The MSCI World Index, which includes the US market, returned 15.44%.

Summary

For the 12-month period ended March 31, 2007

■  The world's major stock markets moved higher, boosted by generally solid economic growth. Foreign markets, as measured by the MSCI EAFE Index, were generally stronger than the US market.

MSCI World Index	MSCI EAFE Index

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	26.02
Class B	25.43
Class C	25.40
Class Z	26.17

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	3.58
Class B	3.44
Class C	3.44
Class Z	3.63

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	39,635	37,370
Class B	37,055	37,055
Class C*	31,103	31,103
Class Z	40,432	n/a

*06/15/98 (inception) – 03/31/07

Average annual total return as of 03/31/07 (%)

Share Class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
1-year	20.46	13.55	19.51	14.51	19.48	18.48	20.70
5-year	16.66	15.29	15.77	15.54	15.77	15.77	16.94
10-year/Life	14.76	14.09	13.99	13.99	13.78	13.78	14.99

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers and/or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class B shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

2

Understanding Your Expenses – Columbia International Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,144.30	1,018.35	7.06	6.64	1.32
Class B	1,000.00	1,000.00	1,140.12	1,014.61	11.04	10.40	2.07
Class C	1,000.00	1,000.00	1,139.92	1,014.61	11.04	10.40	2.07
Class Z	1,000.00	1,000.00	1,145.90	1,019.60	5.72	5.39	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 sectors

as of 03/31/07 (%)

Telecommunication Services	22.8
Consumer Staples	16.0
Financials	15.5
Information Technology	12.0
Consumer Discretionary	10.9

Top 10 holdings

as of 03/31/07 (%)

Nestle	3.6
Telefonica	3.4
Wm. Morrison Supermarkets	3.2
Koninklijke Ahold	3.1
Sanofi-Aventis	3.0
ABN AMRO Holding	2.6
DaimlerChrysler	2.6
Korea Electric Power	2.5
STMicroelectronics	2.3
Carrefour	2.3

The master portfolio is actively managed and the composition of its portfolio will change over time. The information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holding information referenced in this section is that of the master portfolio.

For the 12-month period ended March 31, 2007, the fund's Class A shares returned 20.46% without sales charge. The fund outperformed the MSCI EAFE Index1, which returned 20.20% during the same period. Stock selection in the commercial banking and automobiles industries helped the fund outperform the MSCI EAFE Index.

Stock selection and country allocations had a positive impact on returns

Gains for the fund's holdings in the food and staples retailing, diversified telecommunication services and commercial banking industries had the most substantial positive impact on returns. Among the fund positions from these industries advancing during the 12-month period were Wm. Morrison Supermarkets, a U.K. food and staples retailer; Telefonica, a Spanish diversified telecommunication services company, and ABN AMRO Holding, a Netherlands-based commercial banking company. Declines for fund holdings in the communications equipment industry weighed on performance, including Canada-based Nortel Networks.

On a country basis, share price appreciation for fund holdings based in the United Kingdom, the Netherlands, and Germany made positive contributions to returns, including Marks & Spencer Group, a U.K. multi-line retailer, Koninklijke Ahold, a Dutch food and staples retailer, and DaimlerChrysler, a German automobile company. Holdings of companies domiciled in Switzerland also tended to advance.

Research pointed to portfolio changes

During the period, our company-specific research and analysis dictated a number of changes. We sold selected holdings as their prices climbed toward our estimates of their intrinsic values, including DBS Group Holdings, Japan Tobacco and Royal & Sun Alliance. We also established positions in companies whose shares were trading at prices that we considered attractive, including Rohm, Standard Life and LG Electronics.

Disappointments were primarily in two industries

During the period, declines for fund positions in the communications equipment and consumer finance industries had a negative impact on performance. As stated previously, communications equipment holdings experiencing declines included Nortel. In the consumer finance industry, fund positions experiencing negative performance included two Japan-based companies, Takefuji and Aiful. We continue to believe these holdings offer long-term appreciation potential.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

4

Portfolio Managers' Report (continued) – Columbia International Value Fund

Looking ahead

Although we monitor short-term developments in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that very little short-term "market news" provides useful information to investors.

In all market environments, we search for and hold companies that we believe to be fundamentally sound, whose shares are trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Please refer to the notes to the financial statements of Columbia International Value Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Holdings discussed in this report

as of 03/31/07 (%)

Wm. Morrison Supermarkets	3.2
Telefonica	3.4
ABN AMRO Holding	2.6
Nortel Networks	1.8
Marks & Spencer Group	1.4
Koninklijke Ahold	3.1
DaimlerChrysler	2.6
Rohm	0.2
Standard Life	0.2
LG Electronics	1.8
Takefuji	0.9
Aiful	1.1

The master portfolio is actively managed and the composition of its portfolio will change over time. The information provided is calculated as a percentage of net assets.

5

Fund Profile – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+20.46%

Class A shares (without sales charge)

+20.20%

MSCI EAFE Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned 20.46% without sales charge.

■  Stock selection in the food & staples retailing and commercial banking industries and in the Netherlands helped drive the fund's modest outperformance relative to the MSCI EAFE Index1 for the period.

■  Weak performance for the fund's positions in the communications equipment industry had a negative impact on performance.

Portfolio Management

Brandes Investment Partners, L.P. is the investment sub-advisor to Columbia International Value Fund. The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the fund and the master portfolio: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data-Brandes Investment Partners, L.P.

The outlook for this fund may differ from that presented for other Columbia Funds.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

6

Financial Statements – Columbia International Value Fund, March 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia International Value Fund, March 31, 2007

Investment Company – 100.2%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	4,013,951,905
Total Investments – 100.2%	4,013,951,905
Other Assets & Liabilities, Net – (0.2)%	(7,024,356)
Net Assets – 100.0%	4,006,927,549

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia International Value Fund's financial statements.

  Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At March 31, 2007, Columbia International Value Fund owned 86.9% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at March 31, 2007.
Summary of Securities By Country (Unaudited)	Value ($)	% of Total Investments
United States*	966,311,593	17.8%
Japan	919,928,060	17.0
Netherlands	662.828.791	12.2
United Kingdom	542,746,324	10.0
France	408,258,999	7.5
Germany	326,172,201	6.0
South Korea	306,567,054	5.7
Switzerland	247,877,821	4.6
Italy	175,569,338	3.2
Spain	158,223,298	2.9
Brazil	150,667,380	2.8
Canada	124,394,925	2.3
Mexico	79,419,856	1.5
Portugal	75,055,358	1.4
Bermuda	74,699,294	1.4
Taiwan	71,327,736	1.3
Venezuela	50,063,445	0.9
New Zealand	41,474,560	0.8
Singapore	36,775,190	0.7
	$5,418,361,223	100.0%

* Includes short-term obligation and securities lending collateral.

 Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.
8

Statement of Assets and Liabilities – Columbia International Value Fund
March 31, 2007

		($)
Assets	Investment in Master Portfolio, at identified cost	2,933,368,688
	Investment in Master Portfolio, at value	4,013,951,905
	Receivable for:
	Fund shares sold	1,056,498
	Total Assets	4,015,008,403
Liabilities	Payable for:
	Fund shares redeemed	6,510,113
	Administration fee	559,707
	Transfer agent fee	385,092
	Trustees' fees	34,096
	Pricing and bookkeeping fees	3,167
	Service and distribution fees	454,186
	Custody fee	618
	Chief compliance officer expenses	3,750
	Other liabilities	130,125
	Total Liabilities	8,080,854
	Net Assets	4,006,927,549
Net Assets Consist of	Paid-in capital	2,675,837,188
	Overdistributed net investment income	(868,572)
	Accumulated net realized gain	251,375,716
	Unrealized appreciation on investments	1,080,583,217
	Net Assets	4,006,927,549
Class A	Net assets	1,073,615,554
	Shares outstanding	41,268,319
	Net asset value per share (a)(b)	26.02
	Maximum sales charge	5.75%
	Maximum offering price per share ($26.02/0.9425)(c)	27.61
Class B	Net assets	110,725,745
	Shares outstanding	4,353,455
	Net asset value and offering price per share (a)(b)	25.43
Class C	Net assets	170,731,044
	Shares outstanding	6,720,427
	Net asset value and offering price per share (a)(b)	25.40
Class Z	Net assets	2,651,855,206
	Shares outstanding	101,332,818
	Net asset value and offering price per share (b)	26.17

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements.
9

Statement of Operations – Columbia International Value Fund
For the Year Ended March 31, 2007

		($)
Investment Income	Allocated from Master Portfolio:
	Dividends (net of foreign taxes withheld of $14,349,735)	92,265,891
	Interest	3,495,576
	Securities lending	176,682
	Total Income	95,938,149
Expenses
	Expenses allocated from Master Portfolio	31,305,660
	Administration fee	6,574,153
	Distribution fee:
	Class B	828,303
	Class C	1,250,669
	Service fee:
	Class A	2,608,553
	Class B	275,768
	Class C	416,456
	Transfer agent fee	2,239,351
	Trustees' fees	4,420
	Pricing and bookkeeping fees	38,000
	Custody fee	3,694
	Chief compliance officer expenses	15,000
	Other expenses	477,150
	Total Operating Expenses	46,037,177
	Interest expense allocated from Master Portfolio	100,973
	Total Expenses	46,138,150
	Custody earnings credit	(2)
	Net Expenses	46,138,148
	Net Investment Income	49,800,001
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) allocated from Master Portfolio on:
	Investments	527,667,570
	Foreign currency transactions	(103,288)
	Net realized gain	527,564,282
	Net change in unrealized appreciation allocated from Master Portfolio on investments	153,551,812
	Net Gain	681,116,094
	Net Increase Resulting From Operations	730,916,095

See Accompanying Notes to Financial Statements.
10

Statement of Changes in Net Assets – Columbia International Value Fund

			Year Ended March 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	49,800,001	55,948,248
	Net realized gain on investments and foreign currency transactions	527,564,282 (a)	419,727,139 (a)
	Net change in unrealized appreciation on investments	153,551,812 (a)	325,598,798 (a)
	Net Increase Resulting from Operations	730,916,095	801,274,185
Distributions Declared to Shareholders	From net investment income:
	Class A	(14,062,577)	(13,554,265)
	Class B	(831,862)	(849,180)
	Class C	(1,277,433)	(1,241,566)
	Class Z	(38,271,216)	(41,987,784)
	From net realized gains:
	Class A	(133,186,314)	(80,743,259)
	Class B	(14,213,607)	(9,872,590)
	Class C	(21,458,685)	(14,428,275)
	Class Z	(327,372,752)	(219,470,441)
	Total Distributions Declared to Shareholders	(550,674,446)	(382,147,360)
	Net Capital Share Transactions	(52,838,946)	(298,375,693)
	Redemption fees	23,212	26,466
	Net Increase in Net Assets	127,425,915	120,777,598
Net Assets	Beginning of period	3,879,501,634	3,758,724,036
	End of period	4,006,927,549	3,879,501,634
	Overdistributed net investment income at end of period	(868,572)	(1,362,887)

(a)  Allocated from the Columbia International Value Master Portfolio.

See Accompanying Notes to Financial Statements.
11

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia International Value Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,880,356	221,294,787	6,416,451	145,804,563
Distributions reinvested	5,124,801	122,140,018	3,450,611	76,113,968
Redemptions	(13,194,201)	(330,986,223)	(10,002,540)	(227,527,415)
Net Increase (Decrease)	810,956	12,448,582	(135,478)	(5,608,884)
Class B
Subscriptions	78,369	1,825,379	63,568	1,389,435
Distributions reinvested	527,817	12,265,228	400,209	8,662,512
Redemptions	(935,890)	(22,742,025)	(844,568)	(18,933,756)
Net Decrease	(329,704)	(8,651,418)	(380,791)	(8,881,809)
Class C
Subscriptions	309,929	7,245,205	296,520	6,485,987
Distributions reinvested	659,733	15,324,874	484,198	10,468,868
Redemptions	(1,135,070)	(27,767,999)	(1,301,945)	(29,006,055)
Net Decrease	(165,408)	(5,197,920)	(521,227)	(12,051,200)
Class Z
Subscriptions	1,879,407	46,956,866	1,454,440	33,673,200
Distributions reinvested	7,900,734	189,194,368	5,611,054	124,261,806
Redemptions	(11,511,055)	(287,589,424)	(18,953,240)	(429,768,806)
Net Decrease	(1,730,914)	(51,438,190)	(11,887,746)	(271,833,800)

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.
12

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$24.97		$22.34		$20.64		$11.62		$16.61
Income from Investment Operations:
Net investment income (c)	0.29		0.31		0.23		0.15		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	4.34		4.73		2.51		9.04		(4.92)
Total from Investment Operations	4.63		5.04		2.74		9.19		(4.77)
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.35)		(0.25)		(0.17)		(0.13)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.58)		(2.41)		(1.04)		(0.17)		(0.22)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$26.02		$24.97		$22.34		$20.64		$11.62
Total return (e)	20.46%		24.28%		13.38%		79.17%		(28.97)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.30	%(f)	1.27%		1.33%		1.36%		1.42%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	1.30	%(f)	1.27%		1.33%		1.36%		1.42%
Net investment income	1.15%		1.38%		1.10%		0.89%		0.91%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$1,073,616		$1,010,361		$906,848		$792,857		$482,196

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  The benefits derived from custody credits had an impact of less than 0.01%

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
13

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$24.54		$22.00		$20.35		$11.47		$16.39
Income from Investment Operations:
Net investment income (c)	0.11		0.15		0.08		0.02		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	4.22		4.63		2.45		8.91		(4.84)
Total from Investment Operations	4.33		4.78		2.53		8.93		(4.81)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)		(0.18)		(0.09)		(0.05)		(0.02)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.44)		(2.24)		(0.88)		(0.05)		(0.11)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$25.43		$24.54		$22.00		$20.35		$11.47
Total return (e)	19.51%		23.36%		12.54%		77.89%		(29.54)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Net investment income	0.45%		0.67%		0.35%		0.14%		0.16%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$110,726		$114,932		$111,402		$112,798		$73,283

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  The benefits derived from custody credits had an impact of less than 0.01%

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
14

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$24.52		$21.98		$20.33		$11.46		$16.39
Income from Investment Operations:
Net investment income (c)	0.10		0.15		0.08		0.02		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.22		4.63		2.45		8.90		(4.82)
Total from Investment Operations	4.32		4.78		2.53		8.92		(4.80)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)		(0.18)		(0.09)		(0.05)		(0.04)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.44)		(2.24)		(0.88)		(0.05)		(0.13)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$25.40		$24.52		$21.98		$20.33		$11.46
Total return (e)	19.48%		23.38%		12.54%		77.85%		(29.52)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Net investment income	0.42%		0.67%		0.35%		0.14%		0.16%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$170,731		$168,819		$162,797		$170,702		$113,594

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
15

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$25.09		$22.42		$20.71		$11.65		$16.67
Income from Investment Operations:
Net investment income (c)	0.36		0.38		0.29		0.19		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	4.35		4.75		2.51		9.07		(4.92)
Total from Investment Operations	4.71		5.13		2.80		9.26		(4.76)
Less Distributions Declared to Shareholders:
From net investment income	(0.39)		(0.40)		(0.30)		(0.20)		(0.17)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.63)		(2.46)		(1.09)		(0.20)		(0.26)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$26.17		$25.09		$22.42		$20.71		$11.65
Total return (e)	20.70%		24.66%		13.63%		79.67%		(28.81)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.05	%(f)	1.02%		1.08%		1.11%		1.17%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	1.05	%(f)	1.02%		1.08%		1.11%		1.17%
Net investment income	1.43%		1.69%		1.35%		1.14%		1.16%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$2,651,855		$2,585,390		$2,577,677		$2,488,701		$1,614,750

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
16

Notes to Financial Statements – Columbia International Value Fund, March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Fund (the "Fund").

Investment Goal

The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio, included in the Statement of Assets and Liabilities, reflects the Fund's proportionate amount of beneficial interest in the net assets of the Master Portfolio and is equal to 86.9% at March 31, 2007. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements. Other funds that are managed by Columbia Management Advisors, LLC, not registered under the 1940 Act, whose financial statements are not presented here, also invest in the Master Portfolio.

Fund Shares

The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Subject to certain limited exceptions, the Fund is no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund invests substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

17

Columbia International Value Fund, March 31, 2007

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations, and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis based on the relative net assets of each class for purposes of determining the net asset value of each class.

The Fund records its proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains and losses and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Distributions to Shareholders

Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications and allocations of realized gains due to tax rules were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$5,137,402	$(6,025,028)	$887,626

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

18

Columbia International Value Fund, March 31, 2007

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	3/31/07		3/31/06
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-term Capital Gains
Columbia International Value Fund	$111,210,985	$439,463,461	$72,392,492	$309,754,868

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$15,731,565	$235,644,162	$1,242,441,178

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
N/A*	N/A*	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolio. The Fund indirectly pays for investment advisory and sub-advisory services through its investment in the Master Portfolio (See Note 4 of Notes to Financial Statements of the Master Portfolio).

Administration Fee

Columbia provides administrative and other services to the Fund. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.17% of the Fund's average daily net assets less the fees payable by the Fund under the agreements described in the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the

19

Columbia International Value Fund, March 31, 2007

"Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in "Administration fee" on the Statement of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Fund, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Fund under these agreements was $28,500.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.06% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $574 on sales of the Fund's Class A shares and received net CDSC fees of $2,299, $68,082 and $2,382 on Class A, Class B and Class C share redemptions, respectively.

The Trust has adopted shareholder servicing plans ("Servicing Plans) and distribution plans ("Distribution Plans") for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

20

Columbia International Value Fund, March 31, 2007

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Note 5. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value are authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Nine years

As of March 31, 2007, the Fund had one shareholder that held 41.6% of shares outstanding which were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of March 31, 2007, the Fund had shareholders that held greater than 5% of the shares outstanding and BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Value Fund	3	23.2

Note 6. Redemption Fees

The Fund imposes a 2% redemption fee to shareholders who redeem shares held for 60 days or less. The redemption fee is designed to offset brokerage commissions and other costs

21

Columbia International Value Fund, March 31, 2007

associated with short term trading of Fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class of the Fund based on the relative net assets at the time of the redemption. For the year ended March 31, 2007, the Fund received redemption fees of $6,206, $658, $994 and $15,354 for Class A, Class B, Class C and Class Z shares, respectively, of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

22

Columbia International Value Fund, March 31, 2007

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

24

Unaudited Information

Federal Income Tax Information – Columbia International Value Fund

For the fiscal year ended March 31, 2007, the Fund designates long-term capital gains of $500,000,000.

Foreign taxes paid during the fiscal year ended March 31, 2007, amounting to $14,671,283 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $106,615,626 for the fiscal year ended March 31, 2007.

For non-corporate shareholders 80.00% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

25

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio

  March 31, 2007

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

26

Investment Portfolio – Columbia International Value Master Portfolio, March 31, 2007

Common Stocks – 96.4%

	Shares	Value ($)
Consumer Discretionary – 10.9%
Automobiles – 2.6%
DaimlerChrysler AG, Registered Shares (a)	1,453,207	119,193,774
Automobiles Total		119,193,774
Household Durables – 2.8%
LG Electronics, Inc.	1,210,800	82,624,745
Sony Corp. (a)	897,900	45,641,726
Household Durables Total		128,266,471
Leisure Equipment & Products – 2.1%
Fuji Photo Film Co., Ltd.	2,345,105	95,921,640
Leisure Equipment & Products Total		95,921,640
Media – 2.0%
British Sky Broadcasting Group PLC	1,083,100	12,020,969
ITV PLC	37,586,400	80,621,164
Media Total		92,642,133
Multiline Retail – 1.4%
Marks & Spencer Group PLC, ADR	828,580	65,830,681
Multiline Retail Total		65,830,681
Consumer Discretionary Total		501,854,699
Consumer Staples – 16.0%
Food & Staples Retailing – 8.6%
Carrefour SA (a)	1,200,660	87,813,621
Carrefour SA (b)	252,730	18,484,114
Koninklijke Ahold NV	12,306,166	143,842,937
Wm. Morrison Supermarkets PLC	24,353,465	147,965,191
Food & Staples Retailing Total		398,105,863
Food Products – 7.4%
Nestle SA, Registered Shares	423,750	165,032,866
Unilever NV (a)	3,581,604	104,301,794
Unilever PLC	2,355,553	70,967,565
Food Products Total		340,302,225
Consumer Staples Total		738,408,088
Financials – 15.5%
Commercial Banks – 7.3%
ABN AMRO Holding NV, ADR (a)	2,784,761	119,800,418
HSBC Holdings PLC	750,660	13,139,567
Intesa Sanpaolo SpA	8,435,186	64,059,398
Mitsubishi UFJ Financial Group, Inc.	4,660	52,595,044

	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc., ADR (a)	4,344,631	48,920,545
UniCredito Italiano SpA	4,141,800	39,421,370
Commercial Banks Total		337,936,342
Consumer Finance – 1.9%
Aiful Corp. (a)	1,602,100	49,623,770
Takefuji Corp. (a)	979,530	39,317,523
Consumer Finance Total		88,941,293
Diversified Financial Services – 0.8%
Jardine Matheson Holdings Ltd., ADR (a)	1,742,900	36,775,190
Diversified Financial Services Total		36,775,190
Insurance – 5.2%
Aegon NV (a)	3,952,734	78,781,480
Millea Holdings, Inc., Tokyo (a)	1,658,800	61,374,474
Mitsui Sumitomo Insurance Co., Ltd. (a)	7,087,000	88,948,345
Standard Life PLC (b)	1,516,463	9,429,979
Insurance Total		238,534,278
Thrifts & Mortgage Finance – 0.3%
Hypo Real Estate Holding AG, ADR (a)	253,261	16,108,007
Thrifts & Mortgage Finance Total		16,108,007
Financials Total		718,295,110
Health Care – 8.6%
Pharmaceuticals – 8.6%
Daiichi Sankyo Co., Ltd. (a)	2,252,000	68,989,477
GlaxoSmithKline PLC	3,014,800	82,879,428
Ono Pharmaceutical Co., Ltd.	1,486,700	83,267,311
Sanofi-Aventis (a)	1,587,086	138,019,093
Taisho Pharmaceutical Co., Ltd. (a)	382,000	7,002,037
Takeda Pharmaceutical Co., Ltd. (a)	274,000	17,973,693
Pharmaceuticals Total		398,131,039
Health Care Total		398,131,039
Industrials – 3.9%
Aerospace & Defense – 0.9%
Bombardier, Inc., Class B (c)	9,901,020	39,964,273
Aerospace & Defense Total		39,964,273
Commercial Services & Supplies – 1.4%
Contax Participacoes SA, ADR	2,827,200	2,666,898
Dai Nippon Printing Co., Ltd. (a)	3,974,000	62,523,727
Commercial Services & Supplies Total		65,190,625

See Accompanying Notes to Financial Statements.
27

Columbia International Value Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrial Conglomerates – 1.6%
Tyco International Ltd. (a)	2,367,648	74,699,294
Industrial Conglomerates Total		74,699,294
Industrials Total		179,854,192
Information Technology – 12.0%
Communications Equipment – 4.1%
Alcatel-Lucent (a)	5,236,100	61,622,819
Alcatel-Lucent, ADR (a)	3,835,200	45,332,064
Nortel Networks Corp. (a)(c)	3,510,630	84,430,651
Communications Equipment Total		191,385,534
Electronic Equipment & Instruments – 2.7%
Hitachi Ltd. (a)	3,889,000	30,164,172
Hitachi Ltd., ADR	1,199,825	92,638,488
Electronic Equipment & Instruments Total		122,802,660
Semiconductors & Semiconductor Equipment – 5.2%
Infineon Technologies AG (c)	2,234,600	34,776,305
Infineon Technologies AG (b)(c)	1,255,700	19,542,024
Rohm Co., Ltd.	78,500	7,121,224
STMicroelectronics NV (a)	5,541,800	106,677,431
United Microelectronics Corp.	123,579,970	71,327,736
Semiconductors & Semiconductor Equipment Total		239,444,720
Information Technology Total		553,632,914
Materials – 2.4%
Chemicals – 2.4%
Akzo Nobel NV (a)	1,040,500	79,018,771
Akzo Nobel NV, ADR	400,500	30,405,960
Chemicals Total		109,424,731
Materials Total		109,424,731
Telecommunication Services – 22.8%
Diversified Telecommunication Services – 21.8%
Brasil Telecom Participacoes SA, ADR	241,760	10,900,958
BT Group PLC, ADR (a)	998,030	59,891,780
Compania Anonima Nacional Telefonos de Venezuela, ADR (d)	2,878,864	50,063,445
Deutsche Telekom AG, ADR	6,010,800	99,358,524
Deutsche Telekom AG, Registered Shares (a)	2,249,000	37,193,566
France Telecom SA (a)	2,157,812	56,987,288

	Shares	Value ($)
KT Corp., ADR (a)	2,914,300	65,251,177
Nippon Telegraph & Telephone Corp., ADR (a)	2,571,180	67,904,864
Portugal Telecom SGPS SA, ADR	5,584,476	75,055,358
Swisscom AG, ADR (a)	2,291,700	82,844,955
Tele Norte Leste Participacoes SA, ADR	2,164,000	29,949,760
Telecom Corp. of New Zealand Ltd., ADR	1,524,800	41,474,560
Telecom Italia SpA, ADR (a)	1,649,181	47,265,528
Telecom Italia SpA, Savings Shares (a)	10,039,010	24,823,043
Telecomunicacoes Brasileiras SA, ADR	663,200	19,511,344
Telefonica SA, ADR	2,382,881	158,223,299
Telefonos de Mexico SA de CV, ADR, Class L	2,377,840	79,419,856
Diversified Telecommunication Services Total		1,006,119,305
Wireless Telecommunication Services – 1.0%
SK Telecom Co., Ltd., ADR (a)	1,448,339	33,920,099
SK Telecom Co., Ltd.	57,077	11,618,033
Tim Participacoes SA, ADR (a)	61,418	1,994,857
Vivo Participacoes SA (a)	426,216	1,496,018
Wireless Telecommunication Services Total		49,029,007
Telecommunication Services Total		1,055,148,312
Utilities – 4.3%
Electric Utilities – 4.3%
Centrais Electricas Brasileiras SA, ADR	7,501,787	84,147,545
Korea Electric Power Corp., ADR (a)	5,657,650	113,153,000
Electric Utilities Total		197,300,545
Utilities Total		197,300,545
Total Common Stocks (Cost of $3,209,608,440)		4,452,049,630
Securities Lending Collateral – 18.2%
State Street Navigator Securities Lending Prime Portfolio (e)	841,887,593	841,887,593
Total Securities Lending Collateral (Cost of $841,887,593)		841,887,593

See Accompanying Notes to Financial Statements.
28

Columbia International Value Master Portfolio, March 31, 2007

Short-Term Obligation – 2.7%

	Par ($)	Value($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.060%, collateralized by U.S. Agency Obligations with various maturities to 01/09/12, market value of $126,913,169 (repurchase proceeds $124,476,465)	124,424,000	124,424,000
Total Short-Term Obligation (Cost of $124,424,000)		124,424,000
Total Investments – 117.3% (Cost of $4,175,920,033) (f)		5,418,361,223
Other Assets & Liabilities, Net – (17.3)%		(799,971,510)
Net Assets – 100.0%		4,618,389,713

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $808,839,724.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $47,456,117, which represents 1.0% of net assets.

(c)  Non-income producing security.

(d)  Investment in affiliate during the year ended March 31, 2007:
Security name: Compania Anonima Nacional Telefonos de Venezuela,ADR

Shares as of 03/31/06:	2,878,864
Shares purchased:	–
Shares sold:	–
Shares as of 03/31/07:	2,878,864
Net realized gain/loss:	–
Dividend income earned:	$9,443,204
Value at end of period:	$50,063,445

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $4,175,920,045.

The Master Portfolio was invested in the following countries at March 31, 2007:

Summary of Securities By Country (Unaudited)	Value ($)	% of Total Investments
United States *	966,311,593	17.8%
Japan	919,928,060	17.0
Netherlands	662,828,791	12.2
United Kingdom	542,746,324	10.0
France	408,258,999	7.5
Germany	326,172,201	6.0
South Korea	306,567,054	5.7
Switzerland	247,877,821	4.6
Italy	175,569,338	3.2
Spain	158,223,298	2.9
Brazil	150,667,380	2.8
Canada	124,394,925	2.3
Mexico	79,419,856	1.5
Portugal	75,055,358	1.4
Bermuda	74,699,294	1.4
Taiwan	71,327,736	1.3
Venezuela	50,063,445	0.9
New Zealand	41,474,560	0.8
Singapore	36,775,190	0.7
	$5,418,361,223	100.0%

*  Includes short-term obligation and securities lending collateral.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
29

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
March 31, 2007

		($)
Assets	Unaffiliated investments, at identified cost	4,131,496,927
	Affiliated investments, at identified cost	44,423,106
	Total investments, at identified cost	4,175,920,033
	Unaffiliated investments, at value	5,368,297,778
	Affiliated investments, at value	50,063,445
	Total investments, at value (including securities on loan of $808,839,724)	5,418,361,223
	Cash	745
	Foreign currency (cost of $356,550)	356,556
	Receivable for:
	Investments sold	58,132,409
	Interest	34,977
	Dividends	15,547,749
	Securities lending income	203,246
	Total assets	5,492,636,905
Liabilities	Collateral on securities loaned	841,887,593
	Payable for:
	Investments purchased	29,116,610
	Investment advisory fee	2,770,760
	Administration fee	177,923
	Pricing and bookkeeping fees	15,332
	Trustees' fees	50,677
	Custody fee	176,331
	Other liabilities	51,966
	Total liabilities	874,247,192
	Net Assets	4,618,389,713

See Accompanying Notes to Financial Statements.
30

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended March 31, 2007

		($)
Investment Income	Dividends (Net of foreign taxes withheld of $16,469,391)	96,400,634
	Dividends from affiliates	9,443,204
	Interest	3,984,489
	Securities lending	203,344
	Total income	110,031,671
Expenses	Investment advisory fee	32,446,266
	Administration fee	2,075,820
	Pricing and bookkeeping fees	166,472
	Trustees' fees	18,794
	Custody fee	1,006,805
	Other expenses	193,388
	Total Operating Expenses	35,907,545
	Interest expense	116,000
	Total Expenses	36,023,545
	Custody earnings credit	(15,990)
	Net Expenses	36,007,555
	Net Investment Income	74,024,116
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	604,988,992
	Foreign currency transactions	(120,468)
	Net realized gain	604,868,524
	Net change in unrealized appreciation on:
	Investments	175,380,344
	Foreign currency translations	69,647
	Net change in unrealized appreciation	175,449,991
	Net Gain	780,318,515
	Net Increase Resulting from Operations	854,342,631

See Accompanying Notes to Financial Statements.
31

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

		Year Ended March 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	74,024,116	78,742,854
	Net realized gain on investments and foreign currency transactions	604,868,524	483,466,860
	Net change in unrealized appreciation on investments	175,449,991	374,084,863
	Net Increase Resulting from Operations	854,342,631	936,294,577
	Contributions	279,432,207	274,115,210
	Withdrawals	(974,514,599)	(1,035,528,313)
	Net Increase in Net Assets	159,260,239	174,881,474
Net Assets	Beginning of period	4,459,129,474	4,284,248,000
	End of period	4,618,389,713	4,459,129,474

See Accompanying Notes to Financial Statements.
32

Financial Highlights – Columbia International Value Master Portfolio

	Year Ended March 31,
	2007	2006	2005	2004	2003
Total return	20.95%	24.88%	13.85%	79.88%	(28.54)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (a)	0.80%	0.80%	0.86%	0.90%	0.90%
Interest expense (b)	—%	—%	—%	—%	—%
Net expenses (a)	0.80%	0.80%	0.86%	0.90%	0.90%
Net investment income	1.66%	1.88%	1.57%	1.34%	1.45%
Waiver/reimbursement	—	—	0.05%	0.06%	0.06%
Portfolio turnover rate	19%	20%	21%	15%	25%

(a)  The benefits derived from custody credits had an impact of less than 0.01%.

(b)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
33

Notes to Financial Statements – Columbia International Value Master Portfolio (March 31, 2007)

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at March 31, 2007:

Columbia International Value Master Portfolio:

Columbia International Value Fund
(the "Feeder Fund")  86.9%

Columbia International Value Fund (Offshore)  0.5%

Banc of America Capital Management
Funds VII, LLC - International Value Fund  12.6%

On September 18, 2006, Nations International Value Fund (Offshore) was renamed Columbia International Value Fund (Offshore).

Effective March 30, 2007, the Master Trust converted from a Delaware statutory trust to a Delaware limited liability company and changed its name to "Columbia Funds Master Investment Trust, LLC" from "Columbia Funds Master Investment Trust". The series of the Master Trust serve as master portfolios for the Columbia Funds that operate as feeder funds in a master feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's interests are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolio's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

34

Columbia International Value Master Portfolio, March 31, 2007

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is required to be at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seek to assert its rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolio based upon their relative net assets or other expense allocation methodologics determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged directly to the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown, because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$1,347,026,068	$(104,584,890)	$1,242,441,178

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Columbia International Value Master Portfolio, March 31, 2007

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Master Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Master Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

For the year ended March 31, 2007, the effective investment advisory fee rate for the Master Portfolio was 0.73% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia as the investment sub-advisor to the Master Portfolio. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio under the agreements described in the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Master Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Master Portfolio. Also effective December 15, 2006, the Master Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets for the month. The aggregate fee during any year period shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services

36

Columbia International Value Master Portfolio, March 31, 2007

performed in connection with Master Portfolio expenses. Fees related to the requirements of the Sarbanes-Oxley Act of 2002 are paid by the Feeder Fund and are included in "Administration fee" on the Feeder Fund's Statement of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Master Portfolio under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Master Portfolio, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Master Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Portfolio under these agreements is $120,944.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to reimburse the Master Portfolio for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Note 5. Portfolio Information

The aggregate cost of purchases and proceeds from sales of securities excluding short-term obligations, for the year ended March 31, 2007 were $830,186,264 and $1,548,208,547, respectively.

Note 6. Line of Credit

The Master Portfolio and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time

37

Columbia International Value Master Portfolio, March 31, 2007

structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund or Master Portfolio. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended March 31, 2007, the average daily loan balance outstanding on days where borrowing existed was $2,050,000 at a weighted average interest rate of 5.60%

Note 7. Securities Lending

The Master Portfolio commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

38

Columbia International Value Master Portfolio, March 31, 2007

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

39

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC hereafter referred to as the "Portfolio") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

40

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman – Conseco, Inc. (insurance), from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

41

Fund Governance – (continued)

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004, Vice President Product Strategy and Development from February, 2001 to June, 2002.

42

Fund Governance – (continued)

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Master Investment Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreement and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) an investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia International Value Master Portfolio; and (ii) an investment sub-advisory agreement with Brandes Investment Partners, L.P. ("Brandes") for Columbia International Value Master Portfolio. (Brandes is hereafter referred to as the "Sub-Adviser"). The investment advisory agreement with CMA and the investment sub-advisory agreement with the Sub-Adviser are each referred to as an "Advisory Agreement" collectively referred to as the "Advisory Agreements." The portfolio identified above is referred to as the "Master Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Master Portfolio by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Master Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Master Portfolio, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Master Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Master Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Master Portfolio by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for the Master Portfolio. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Master Portfolio (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Master Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Master Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Master Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Master Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined

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that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Master Portfolio based on: (i) the Master Portfolio's one-year performance compared to actual management fees; (ii) the Master Portfolio's one-year performance compared to total expenses; (iii) the Master Portfolio's three-year performance compared to actual management fees; and (iv) the Master Portfolio's three-year performance compared to total expenses.

Because of Master Portfolio met agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Master Portfolio's Advisory Agreements. The Board engaged in further review of the Master Portfolio because its investment performance over a one-year period was appreciably below the median of its Peer Group and its Net Advisory Rate (defined below) was appreciably outside of the median range of its Peer Group. However, the Board noted factors, such as positive performance rankings over other periods and a total expense ratio that was below the median range of its Peer Group and Universe, that outweighed the factors noted above.

Investment Advisory and Sub-Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Master Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in this respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Master Portfolio.

The Board also reviewed the Sub-Advisory Agreement Rate charged by the Sub-Adviser. The Board concluded that the Sub-Advisory Agreement Rate is fair and equitable, based on its consideration of the factors described above.

Profitability. The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Master Portfolio and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Master Portfolio, whether the Master Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Master Portfolio interestholders, most particularly through breakpoints and fee waiver arrangements.

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The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Master Portfolio.

Other Benefits to CMA and the Sub-Advisers. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Master Portfolio. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Master Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Master Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Master Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Master Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under

Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Master Portfolio receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic

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assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the

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use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

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G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Important Information About This Report – Columbia International Value Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia International Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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Columbia International Value Fund

Annual Report – March 31, 2007

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SHC-42/129905-0307(05/07) 07/38965

Government & Corporate Bond Funds

Annual Report – March 31, 2007

■	Columbia Total Return Bond Fund
■	Columbia Short Term Bond Fund
■	Columbia High Income Fund

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

March 31, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Government & Corporate Bond Funds

Summary

For the 12-month period that ended March 31, 2007

■

Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

■	The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice — to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed’s mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.63% — somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

[1]	10-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

1

Performance Information – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.78%
Class B	1.53%
Class C	1.53%
Class Z	0.53%

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	17,177	16,624
Class B	16,007	16,007
Class C	16,003	16,003
Class Z	17,605	n/a

Average annual total return as of 03/31/07 (%)

Share Class	A		B		C		Z
Inception	11/19/92		06/07/93		11/16/92		10/30/92
	without	with	without	with	without	with	without
1-year	6.65	3.20	5.75	2.75	5.86	4.86	6.91
5-year	4.89	4.21	4.09	4.09	4.11	4.11	5.15
10-year	5.56	5.21	4.82	4.82	4.81	4.81	5.82

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares, the maximum contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Total Return Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.62	1,020.89	4.10	4.08	0.81
Class B	1,000.00	1,000.00	1,026.78	1,017.15	7.88	7.85	1.56
Class C	1,000.00	1,000.00	1,026.78	1,017.15	7.88	7.85	1.56
Class Z	1,000.00	1,000.00	1,031.91	1,022.14	2.84	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers’ Report – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 3/31/07 ($)

Class A	9.74
Class B	9.74
Class C	9.74
Class Z	9.75

Distributions declared per share 04/01/06 – 03/31/07 ($)

Class A	0.44
Class B	0.37
Class C	0.37
Class Z	0.47

For the 12-month period ended March 31, 2007, the fund’s Class A shares returned 6.65% without sales charge. That was higher than the 6.59% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.1 The fund’s return was higher than the 6.08% average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.2

Corporate, mortgage-backed and high-yield issues drove results

Corporate earnings continued to grow over the past 12 months, fed by a long-running economic expansion, and corporate bond fundamentals have remained good. Investors’ persistent appetite for incremental yield drove demand for investment-grade and lower-rated corporate issues and shifted focus away from lower-yielding US Treasuries. In this environment, a decision to emphasize corporate bonds aided the fund’s return. Issues secured by residential and commercial mortgages benefited from the pursuit of yield, a relatively stable interest rate environment and increasing property values, especially for commercial holdings. Bonds backed by other assets also performed well. Among mortgage-backed issues, those secured by 30-year mortgages were the leading performers. The fund’s overweight compared to the benchmark among 15-year mortgage-backed securities hurt relative results.

The fund’s modest allocation to high-yield issues also boosted performance, as bonds in the sector moved higher despite their reduced yield advantage over bonds carrying higher ratings. Non-dollar holdings also contributed to positive performance as the US dollar fell in value compared to currencies of other countries. During the period, we made a series of small adjustments to the portfolio’s duration, or its sensitivity to interest rate changes. These tactical shifts added modestly to relative returns.

Prospects for slowing US growth

We believe the pace of growth in the United States may moderate in the months ahead while global economies may move ahead more rapidly. The Federal Reserve Board (the Fed) has kept short-term interest rates where they were last summer. Meanwhile, the US inflation rate has been edging closer to what we believe is the Fed’s comfort zone, likely reducing the risk of further hikes over the near term. Any cooling of the US economy would further relieve inflationary pressures, allowing the Fed to consider a reduction in short-term rates at some point. But a reacceleration of economic growth would risk triggering higher prices, a scenario that might lead the Fed to raise rates instead.

[1]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4

Portfolio Managers’ Report, (continued) – Columbia Total Return Bond Fund

Our current reduced exposure for the fund to high-yield bonds, around 4% of the portfolio, reflects a cautious view of valuations, although we believe the sector still offers some appeal. Overseas, we have focused on non-dollar bonds in developed nations and eased back on the fund’s exposure to emerging market securities.

Portfolio structure as of 03/31/07 (%)
Mortgage-backed securities	29.5
Corporate fixed-income bonds & notes	26.3
Asset-backed securities	13.9
Government & agency obligations	11.2
Collateralized mortgage obligations	8.6
Commercial mortgage-backed securities	3.7
Municipal bond	0.2
Convertible bond	0.0	*
Other	6.6

Maturity breakdown as of 03/31/07 (%)
0-1 year	5.7
1-5 years	46.8
5-10 years	35.0
10-20 years	5.1
20+ years	7.4

Quality breakdown as of 03/31/07 (%)
Treasury	3.6
Agency	38.6
AAA	27.3
AA	5.0
A	6.8
BBB	14.4
BB	2.1
B	2.2

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure, maturity and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the ratings assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investor Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

* Rounds to less than 0.1%

SEC yields as of 03/31/07 (%)
Class A	4.64
Class B	4.06
Class C	4.06
Class Z	5.04

The 30-day SEC yields reflect the portfolio’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

5

Fund Profile – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 3/31/07

+6.65% Class A shares (without sales charge)

+6.59% Lehman Brothers U.S. Aggregate Bond Index

Management Style

Fixed-Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 12-month period ended March 31, 2007, the fund’s Class A shares returned 6.65% without sales charge.

■	The fund outperformed its benchmark and the average return of its peer group.

■	The fund’s exposure to corporate bonds and mortgage-backed securities were key to its strong performance for the period.

Portfolio Management

Leonard Aplet has co-managed Columbia Total Return Bond Fund since October 2004, and has been with the advisor or its predecessors or affiliate organizations since 1987.

Kevin Cronk has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas LaPointe has co-managed the fund since March 2005, and has been with the advisor or its predecessors or affiliate organizations since 1999.

Laura Ostrander has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1996.

Richard Cutts has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1994.

Carl Pappo has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since January 1993.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

6

Performance Information – Columbia Short Term Bond Fund

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	15,501	15,343
Class B	14,619	14,619
Class C	14,631	14,631
Class Z	15,846	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	10/02/92		06/07/93		10/02/92		09/30/92
Sales charge	without	with	without	with	without	with	without
1-year	5.12	4.06	4.45	1.45	4.80	3.80	5.39
5-year	3.11	2.90	2.34	2.34	2.46	2.46	3.34
10-year	4.48	4.37	3.87	3.87	3.88	3.88	4.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.73%
Class B	1.48%
Class C	1.48%
Class Z	0.48%

Annual operating expense ratio after contractual waivers*

Class A	0.71%
Class B	1.46%
Class C	1.46%
Class Z	0.46%
*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

The “with sales charge” returns include the maximum initial sales charge of 1.00% for Class A shares, the maximum contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

7

Understanding Your Expenses – Columbia Short Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.68	1,021.29	3.68	3.68	0.73
Class B	1,000.00	1,000.00	1,021.89	1,017.55	7.46	7.44	1.48
Class C	1,000.00	1,000.00	1,023.09	1,019.75	5.25	5.24	1.04
Class Z	1,000.00	1,000.00	1,025.98	1,022.54	2.42	2.42	0.48

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Portfolio Managers’ Report – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 03/31/07 ($)
Class A	9.84
Class B	9.84
Class C	9.83
Class Z	9.82

Distributions declared per share 04/01/06 – 03/31/07 ($)
Class A	0.40
Class B	0.33
Class C	0.37
Class Z	0.42

Top 10 holdings as of 03/31/07 (%)
Federal Home Loan Mortgage Corp., 5.500% 08/01/21	4.1
U.S. Treasury Inflation Indexed Notes, 3.875% 01/15/09	3.3
Federal Home Loan Mortgage Corp., 4.480% 09/19/08	3.1
Countrywide Home Loan Mortgage Pass Through Trust, 5.500% 09/25/35	2.9
Washington Mutual, Inc., 5.549% 01/25/37	2.4
Federal National Mortgage Association, 3.875% 02/01/08	2.1
JPMorgan Mortgage Trust, 6.064% 10/25/36	2.1
Washington Mutual, Inc., 5.658% 11/25/36	2.1
CS First Boston Mortgage Securities Corp., 6.480% 05/17/40	2.0
JPMorgan Mortgage Trust, 5.763% 04/25/36	1.9

Your fund is actively managed and the composition of its portfolio will change over time. Top 10 holdings are calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2007, Class A shares of Columbia Short Term Bond Fund returned 5.12% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index, which returned 5.02%.1 The fund’s return was also greater than the 4.98% average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification.2 The fund’s exposure to bond sectors outside the Treasury market, in addition to its maturity structure, accounted for its performance advantage versus its benchmark and peer group average.

Fed policy set tone for the short-term market

The tone of the short-term fixed-income markets was set three months into the period, when the Federal Reserve Open Market Committee (the Fed) elected to suspend a two-year regimen of regular short-term rate increases. In the aftermath of this decision, the yield difference between short-term and long-term rates shifted and rates on two- and three-year securities fell more than for longer-term securities. This benefited the portfolio because it emphasized two-year securities. We kept the fund’s duration relatively close to the duration of the benchmark. However, tactical duration trades were executed throughout the period to take advantage of interest rate movements. Duration is a measure of interest rate sensitivity.

The portfolio was further strengthened by exposure to non-Treasury sectors, notably mortgages, corporate bonds, collateralized mortgage-backed securities and asset-backed securities, each of which outperformed Treasury securities over the 12-month period. It was advantageous to include these positions in the portfolio. However, the performance of the fund may have been enhanced had we not reduced its exposure to lower-rated Baa corporate bonds. We increased portfolio holdings of AAA and agency-rated securitized products with short maturities. This increased both the yield and quality of the portfolio. Because lower-quality securities outperformed higher quality securities during the reporting period, their yield advantage has narrowed to relatively low levels. As a result, we reduced the fund’s exposure to lower quality credits because we do not believe that the fund is being adequately compensated for the risk associated with lesser quality securities. And, we question whether the market’s appetite for risk can be sustained as the economic cycle matures.

Looking ahead

We believe that economic growth is likely to continue to decelerate, which may allow inflation to fall gradually and the Fed to relax its monetary policy, cutting short-term rates later in the year. However, this outlook is not without risk: If, for example, the housing market fails to stabilize, other sectors of the economy could weaken. As a result, we have opted to keep the portfolio’s maturity structure generally in line with

[1]

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

9

Portfolio Managers’ Report (continued) – Columbia Short Term Bond Fund its benchmark. We have shifted the portfolio’s positioning along the yield curve — a graphic depiction of Treasury yields, from short to long — giving it the potential to perform well should rates fall more at the short end than the long end of the yield curve. And, we have reduced the fund’s corporate bond exposure to increase the overall quality of the portfolio.

Portfolio structure as of 03/31/07 (%)
Corporate fixed-income bonds & notes	31.5
Collateralized mortgage obligations	29.3
Mortgage-backed securities	13.0
Government & agency obligations	12.5
Asset-backed securities	7.5
Commercial mortgage-backed securities	5.6
Cash and equivalents, net other assets and liabilities	0.6

Quality breakdown as of 03/31/07 (%)
Treasury	4.9
Agency	26.1
AAA	36.4
AA	13.9
A	11.6
Baa	6.9
Ba	0.2

SEC yields as of 03/31/07 (%)
Class A	4.53
Class B	3.84
Class C	4.27
Class Z	4.82

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets.

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The funds credit quality does not remove market risk.

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

10

Fund Profile – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 03/31/2007

+5.12% Class A shares (without sales charges)

+5.02% Merrill Lynch 1-3 Year U.S. Treasury Index

Management Style

Fixed-Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 12-month period that ended March 31, 2007, the fund’s Class A shares returned 5.12% without sales charge.

■	The fund outperformed its benchmark and the average return of its peer group.

■	Generally speaking, the fund’s investments in corporate and mortgage-related securities, along with its maturity structure, helped it outperform its benchmark and peer group average.

Portfolio Management

Leonard Aplet has co-managed the Columbia Short Term Bond Fund since October 2004, and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard Cutts has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1994.

Ronald Stahl has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1998.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic development and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

11

Performance Information – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expenses ratio*

Class A	1.08%
Class B	1.83%
Class C	1.83%
Class Z	0.83%

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 02/14/00 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Income Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The return for the index shown is from January 31, 2000.

Performance of a $10,000 investment Inception – 03/31/07 ($)

Sales charge	without	with
Class A	18,399	17,523
Class B	17,468	17,468
Class C	17,398	17,398
Class Z	18,809	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	02/14/00		02/17/00		03/08/00		02/14/00
Sales charge	without	with	without	with	without	with	without
1-year	11.10	5.87	10.29	5.29	10.21	9.21	11.41
5-year	10.93	9.85	10.09	9.82	10.11	10.11	11.19
Life	8.93	8.19	8.15	8.15	8.15	8.15	9.27

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

12

Understanding Your Expenses – Columbia High Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.50	1,019.15	6.00	5.84	1.16
Class B	1,000.00	1,000.00	1,070.71	1,015.41	9.86	9.60	1.91
Class C	1,000.00	1,000.00	1,071.00	1,015.41	9.86	9.60	1.91
Class Z	1,000.00	1,000.00	1,076.49	1,020.39	4.71	4.58	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Portfolio Managers’ Report – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 03/31/07 ($)

Class A	9.11
Class B	9.09
Class C	9.05
Class Z	9.19

Distributions declared per share 04/01/06 – 03/31/07 ($)

Class A	0.74
Class B	0.67
Class C	0.67
Class Z	0.76

Holdings discussed in this report as of 3/31/07 (%)

Delta Airlines, Inc.	1.1
Northwest Airlines, Inc.	1.0
General Motors Acceptance Corp.	1.8
Jean Coutu Group, Inc.	0.6
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.	0.2
Conseco, Inc.	0.2
HCA, Inc.	0.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The Fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

For the 12-month period that ended March 31, 2007, the fund’s Class A shares returned 11.10% without sales charge, compared with 11.82% for its benchmark, the Credit Suisse High Yield Index.1 The fund outperformed the 10.07% average return of its peer group, the Lipper High Current Yield Funds Classification.2 A decision to overweight airlines relative to the benchmark was rewarded as the sector was one of the period’s top performers. However, the fund gave up some ground because it had less exposure than the benchmark to the cable/wireless video and automotive sectors, which also enjoyed strong returns. In addition, the fund had more exposure than the benchmark to real estate development and housing, which were two of the poorest-performing sectors for the period.

Airline holdings were top performers

Airlines were among the period’s top performing industries, even though they gave back some of their gains in the final months of the reporting period against a background of dampened industry consolidation expectations and higher jet fuel prices. The fund’s top performers included both Delta Air Lines, Inc. and Northwest Airlines, Inc., which announced their first annual operating profits since 2000 and indicated that they were on target to exit bankruptcy.

General Motors Acceptance Corp. (GMAC) bonds rose as shares of parent company General Motors Corp. (GM) picked up prior to them selling their 51% stake in GMAC. After the sale, GMAC’s credit rating was upgraded four to six notches above GM, which gave the company easier and cheaper access to the credit markets. The fund continues to own the GMAC bonds because we believe that there is additional opportunity for the company.

The Jean Coutu Group, Inc. was another positive contributor to the fund. The Canadian company, which is the fourth largest drugstore chain in North America, announced the sale of its US subsidiary, and plans to tender the outstanding notes. These steps were favorably regarded by shareholders and the fund’s position in the Jean Coutu Group, Inc. bonds rose in value.

Disappointments cut across sector lines

The fund’s disappointments included semiconductor, financial, health care and consumer products holdings. MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. continued to suffer from weak earnings reports. Bonds of Conseco, Inc., a life and health insurance company, were also down as the company reported a loss and cut its earnings forecast. HCA, Inc. underperformed on news that a buyout offer was accepted from a private equity group. Existing bonds were subordinated to new issues that helped finance the buyout. We have since lowered the fund’s position in these bonds. Declining battery sales and rising raw material costs hurt Spectrum Brands, Inc., a diversified consumer products company and provider of Rayovac batteries, and its bonds also lost ground during the period.

[1]

The Credit Suisse High Yield Index is abroad-based index that tracks the performance of high yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

14

Portfolio Managers’ Report (continued) – Columbia High Income Fund

Looking ahead

Although the yield differential between US Treasuries and high-yield bonds has widened slightly over the past year, we continue to believe that the high-yield market reflects fair value. On average, investors do not appear to be receiving sufficient additional yield to compensate for the additional risk of moving down the quality spectrum. As a result, we plan to continue to preserve the fund’s conservative positioning in terms of credit quality.

Please refer to the notes to the financial statements of Columbia High Income Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Maturity breakdown as of 03/31/07 (%)

0-1 year	13.7
1-3 years	7.8
3-5 years	14.5
5-7 years	27.3
7-10 years	23.1
10-15 years	3.7
15 years and over	9.9

Portfolio structure as of 03/31/07 (%)

Corporate fixed-income bonds & notes	86.1
Convertible bonds	2.1
Common stocks	1.5
Preferred stocks	1.5
Convertible preferred stocks	0.7
Warrants	0.0	*
Cash and equivalents, net other assets and liabilities	8.1

SEC yields as of 03/31/07 (%)

Class A	5.66
Class B	5.18
Class C	5.18
Class Z	6.19

Maturity breakdown and portfolio structure are calculated as a percentage of net assets.

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

* Represents less than 0.1%

The Fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

15

Fund Profile – Columbia High Income Fund

Summary

■	For the 12-month period that ended March 31, 2007, the fund’s Class A shares returned 11.10% without sales charge.

■	The fund’s emphasis on airline securities aided performance as the sector was one of the period’s strongest performers.

■	The fund did not fully participate in the strong gains of the cable/wireless video and automotive sectors because it had less exposure than the index to both sectors.

Portfolio Management

The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the fund, and has been a portfolio manager for the fund since its inception.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Source for all security-specific commentary — MacKay Shields LLC.

Source for all statistical data — Columbia Management Advisors, LLC.

Investing in high yield securities (commonly known as “junk” bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 03/31/07

+11.10% Class A Shares (without sales charge)

+11.82% Credit Suisse High Yield Index

Management Style

Fixed-Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

16

Financial Statements – Government & Corporate Bond Funds

March 31, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

17

Investment Portfolio – Columbia Total Return Bond Fund

March 31, 2007

Mortgage-Backed Securities – 37.4%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
3.500% 10/01/18	3,873,569	3,592,934
5.000% 10/01/35	165,286,465	159,902,258
5.000% 11/01/35	22,015,348	21,298,198
5.500% 12/01/17	247,740	248,866
5.500% 12/01/18	1,668,824	1,676,003
5.500% 07/01/19	1,239,805	1,243,885
6.000% 05/01/17	108,598	110,528
6.000% 07/01/17	2,331,662	2,373,093
8.000% 11/01/09	12,040	12,332
8.000% 04/01/10	9,853	10,117
8.500% 11/01/26	197,622	212,284
TBA:
4.500% 04/01/22 (a)	48,000,000	46,454,976
5.500% 04/01/37 (a)	70,360,000	69,612,425
6.000% 04/01/22 (a)	18,629,000	18,931,721
Federal National Mortgage Association
5.000% 09/01/35	8,456,035	8,178,059
5.990% 06/01/32 (b)	33,168	33,709
6.080% 07/01/32 (b)	286,787	289,495
6.500% 08/01/36	29,655,117	30,251,943
6.500% 10/01/36	23,271,113	23,739,457
6.500% 11/01/36	18,581,781	18,955,750
6.500% 01/01/37	13,914,569	14,194,607
7.000% 10/01/11	185,524	191,324
7.199% 08/01/36 (b)	50,260	50,363
8.000% 12/01/09	103,580	103,392
10.000% 09/01/18	77,610	85,632
TBA:
5.500% 04/01/22 (a)	102,608,000	102,800,390
5.500% 04/01/37 (a)	127,559,000	126,203,686
6.000% 04/01/37 (a)	56,231,000	56,635,188
Government National Mortgage Association
7.000% 01/15/30	1,120,595	1,172,306
7.500% 12/15/23	1,100,397	1,147,940
7.500% 07/20/28	410,753	427,479
8.000% 11/15/07	1,978	1,989
8.000% 05/15/17	13,657	14,419
8.500% 02/15/25	121,797	131,493
9.500% 09/15/09	1,325	1,374
13.000% 01/15/11	3,990	4,437
13.000% 02/15/11	1,982	2,205

Total Mortgage-Backed Securities (cost of $711,976,637)		710,296,257

	Par ($)		Value ($)
Corporate Fixed-Income Bonds & Notes – 33.3%

Basic Materials – 1.0%
Chemicals – 0.3%
BCP Crystal US Holdings Corp.
9.625% 06/15/14		240,000	272,621
Chemtura Corp.
6.875% 06/01/16		270,000	261,225
Dow Chemical Co.
6.000% 10/01/12		1,340,000	1,381,610
EquiStar Chemicals LP
10.625% 05/01/11		210,000	221,550
Huntsman International LLC
6.875% 11/15/13 (c)		155,000	213,268
7.875% 11/15/14 (c)		220,000	227,425
Ineos Group Holdings PLC
7.875% 02/15/16 (c)	EUR	125,000	156,127
8.500% 02/15/16 (c)	USD	85,000	81,388
Innophos Investments Holdings, Inc.
PIK,
13.374% 02/15/15 (b)		122,448	126,004
Lyondell Chemical Co.
8.000% 09/15/14		195,000	204,263
8.250% 09/15/16		265,000	283,550
MacDermid, Inc.
9.500% 04/15/17 (a)(c)		160,000	164,000
Mosaic Co.
7.625% 12/01/16 (c)		335,000	353,425
NOVA Chemicals Corp.
6.500% 01/15/12		235,000	223,837
Praxair, Inc.
4.750% 07/15/07		1,989,000	1,986,422
Rhodia SA
8.875% 06/01/11		205,000	213,713

Chemicals Total			6,370,428

Forest Products & Paper – 0.5%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		310,000	291,400
Boise Cascade LLC
7.125% 10/15/14		175,000	173,250
Domtar, Inc.
7.125% 08/15/15		260,000	258,700
Georgia-Pacific Corp.
8.000% 01/15/24		385,000	386,925

See Accompanying Notes to Financial Statements.

18

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
NewPage Corp.
10.000% 05/01/12	145,000	158,594
12.000% 05/01/13	70,000	75,950
Norske Skog
8.625% 06/15/11	245,000	248,675
Weyerhaeuser Co.
7.375% 03/15/32	6,730,000	7,050,193

Forest Products & Paper Total		8,643,687

Iron/Steel – 0.0%
UCAR Finance, Inc.
10.250% 02/15/12	193,000	202,650

Iron/Steel Total		202,650

Metals & Mining – 0.2%
FMG Finance Ltd.
10.625% 09/01/16 (c)	440,000	506,000
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	580,000	627,125
Vale Overseas Ltd.
6.250% 01/23/17	2,520,000	2,567,774
6.875% 11/21/36	575,000	593,795

Metals & Mining Total		4,294,694

Basic Materials Total		19,511,459

Communications – 4.9%
Media – 2.4%
Advanstar Communications, Inc.
12.000% 02/15/11	360,000	375,300
Atlantic Broadband Finance LLC
9.375% 01/15/14	250,000	255,625
Cablevision Systems Corp.
8.000% 04/15/12	235,000	238,525
Charter Communications Holdings I LLC
9.920% 04/01/14	565,000	502,850
11.000% 10/01/15	220,000	228,250
Clear Channel Communications, Inc.
4.900% 05/15/15	175,000	147,133
5.500% 12/15/16	275,000	231,989
7.650% 09/15/10	3,465,000	3,658,773
CMP Susquehanna Corp.
9.875% 05/15/14 (c)	340,000	348,500
Comcast Corp.
5.900% 03/15/16	5,335,000	5,427,461
6.450% 03/15/37	1,000,000	1,001,140
CSC Holdings, Inc.
7.625% 04/01/11	460,000	471,500

	Par ($)	Value ($)
Dex Media, Inc.
(d) 11/15/13 (9.000% 11/15/08)	600,000	558,750
DirecTV Holdings LLC
6.375% 06/15/15	320,000	304,000
EchoStar DBS Corp.
6.625% 10/01/14	445,000	447,781
Insight Midwest LP
9.750% 10/01/09	182,000	184,957
Lamar Media Corp.
6.625% 08/15/15	310,000	302,250
PriMedia, Inc.
8.000% 05/15/13	350,000	362,250
Quebecor Media, Inc.
7.750% 03/15/16	290,000	297,975
R.H. Donnelley Corp.
8.875% 01/15/16	410,000	435,625
Reader’s Digest Association, Inc.
9.000% 02/15/17 (c)	270,000	259,875
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	165,000	170,775
TCI Communications, Inc.
9.875% 06/15/22	2,159,000	2,834,819
Telenet Group Holding NV
(d) 06/15/14 (c) (11.500% 12/15/08)	278,000	260,625
Time Warner, Inc.
5.875% 11/15/16	6,660,000	6,715,451
6.500% 11/15/36	5,400,000	5,384,713
9.125% 01/15/13 (e)	2,472,000	2,896,905
Umbrella Acquisition, Inc.
PIK,
9.750% 03/15/15 (c)	475,000	473,219
Viacom, Inc.
5.750% 04/30/11	5,180,000	5,251,090
6.875% 04/30/36	6,090,000	6,138,623

Media Total		46,166,729

Telecommunication Services – 2.5%
Cincinnati Bell, Inc.
7.000% 02/15/15	275,000	272,937
Citizens Communications Co.
7.875% 01/15/27 (c)	245,000	250,512
Cricket Communications, Inc.
9.375% 11/01/14 (c)	470,000	498,200
Digicel Group Ltd.
PIK,
9.125% 01/15/15 (c)(e)	470,000	445,467

See Accompanying Notes to Financial Statements.

19

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)		Value ($)
Dobson Cellular Systems, Inc.
8.375% 11/01/11		540,000	573,075
9.875% 11/01/12		255,000	277,950
Embarq Corp.
7.082% 06/01/16		150,000	152,932
Horizon PCS, Inc.
11.375% 07/15/12		210,000	232,575
Inmarsat Finance II PLC
(d) 11/15/12 (10.375% 11/15/08)		315,000	297,675
Intelsat Bermuda, Ltd.
11.250% 06/15/16 (c)		375,000	425,625
Intelsat Intermediate Holdings Co., Ltd.
(d) 02/01/15 (9.250% 02/01/10)		230,000	190,900
Lucent Technologies, Inc.
6.450% 03/15/29		385,000	347,462
MetroPCS Wireless, Inc.
9.250% 11/01/14 (c)		440,000	465,300
Nextel Communications, Inc.
6.875% 10/31/13		995,000	1,019,339
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (c)	EUR	245,000	356,739
Orascom Telecom Finance SCA
7.875% 02/08/14 (c)(e)	USD	170,000	167,450
PanAmSat Corp.
9.000% 08/15/14		185,000	200,263
Qwest Communications International, Inc.
7.500% 02/15/14		225,000	231,750
Qwest Corp.
7.500% 10/01/14		110,000	116,050
7.500% 06/15/23		505,000	513,206
8.875% 03/15/12		320,000	353,600
Rogers Wireless, Inc.
8.000% 12/15/12		140,000	148,400
9.750% 06/01/16		315,000	396,900
Rural Cellular Corp.
9.750% 01/15/10		60,000	61,800
11.110% 11/01/12 (b)		345,000	358,800
Sprint Capital Corp.
6.125% 11/15/08 (e)		1,009,000	1,021,830
6.875% 11/15/28		950,000	946,093
8.750% 03/15/32		3,732,000	4,401,965
Syniverse Technologies, Inc.
7.750% 08/15/13		200,000	196,500

	Par ($)	Value ($)
Telecom Italia Capital SA
5.250% 11/15/13	9,020,000	8,745,269
7.200% 07/18/36	6,965,000	7,251,359
TELUS Corp.
7.500% 06/01/07	7,873,000	7,897,934
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	290,000	310,300
Verizon Communications, Inc.
6.250% 04/01/37	2,810,000	2,783,305
Virgin Media Finance PLC
8.750% 04/15/14	220,000	228,800
Vodafone Group PLC
5.750% 03/15/16	4,495,000	4,516,666
West Corp.
11.000% 10/15/16 (c)	390,000	411,450
Wind Acquisition Financial SA
PIK,
12.610% 12/21/11 (a)(f)	435,000	440,378
Windstream Corp.
8.625% 08/01/16	365,000	399,219

Telecommunication Services Total		47,905,975

Communications Total		94,072,704

Consumer Cyclical – 3.2%
Airlines – 0.3%
Continental Airlines, Inc.
7.461% 04/01/15	2,825,312	2,948,920
Southwest Airlines Co.
5.750% 12/15/16	3,675,000	3,613,098

Airlines Total		6,562,018

Apparel – 0.1%
Broder Brothers Co.
11.250% 10/15/10	215,000	219,300
Hanesbrands, Inc.
8.735% 12/15/14 (b)(c)	165,000	168,094
Levi Strauss & Co.
9.750% 01/15/15	425,000	466,437
Phillips-Van Heusen Corp.
7.250% 02/15/11	85,000	86,913
8.125% 05/01/13	175,000	183,750

Apparel Total		1,124,494

Auto Manufacturers – 0.4%
DaimlerChrysler NA Holding Corp.
4.050% 06/04/08	6,697,000	6,596,491
8.500% 01/18/31 (e)	500,000	624,448

See Accompanying Notes to Financial Statements.

20

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Ford Motor Co.
7.450% 07/16/31	360,000	278,550
General Motors Corp.
8.375% 07/15/33	500,000	448,750

Auto Manufacturers Total		7,948,239

Auto Parts & Equipment – 0.1%
ArvinMeritor, Inc.
8.125% 09/15/15	215,000	213,388
Commercial Vehicle Group
8.000% 07/01/13	265,000	267,650
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (c)	125,000	134,375
9.000% 07/01/15	280,000	307,300
HLI Operating Co., Inc.
10.500% 06/15/10	255,000	269,981
TRW Automotive, Inc.
7.000% 03/15/14 (c)(e)	340,000	333,200

Auto Parts & Equipment Total		1,525,894

Distribution/Wholesale – 0.0%
Buhrmann US, Inc.
7.875% 03/01/15	300,000	300,000

Distribution/Wholesale Total		300,000

Entertainment – 0.1%
Global Cash Access LLC
8.750% 03/15/12	255,000	267,112
Six Flags, Inc.
9.625% 06/01/14	280,000	263,200
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (c)	270,000	265,950
WMG Acquisition Corp.
7.375% 04/15/14	255,000	242,888
WMG Holdings Corp.
(d) 12/15/14 (9.500% 12/15/09)	280,000	214,200

Entertainment Total		1,253,350

Home Builders – 0.4%
D.R. Horton, Inc.
5.625% 09/15/14	3,140,000	2,984,444
5.625% 01/15/16	325,000	300,630
6.500% 04/15/16	3,260,000	3,188,270
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14	355,000	310,625
KB Home
5.875% 01/15/15	235,000	207,388

Home Builders Total		6,991,357

	Par ($)	Value ($)
Home Furnishings – 0.0%
Sealy Mattress Co.
8.250% 06/15/14	220,000	231,550

Home Furnishings Total		231,550

Housewares – 0.0%
Vitro SA de CV
9.125% 02/01/17 (c)	155,000	158,875

Housewares Total		158,875

Leisure Time – 0.0%
K2, Inc.
7.375% 07/01/14	190,000	188,575
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	400,000	413,326
Town Sports International, Inc.
(d) 02/01/14 (11.000% 02/01/09)	309,000	276,555

Leisure Time Total		878,456

Lodging – 0.3%
Caesars Entertainment, Inc.
7.875% 03/15/10	225,000	235,125
Chukchansi Economic Development Authority
8.877% 11/15/12 (b)(c)	345,000	353,625
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (c)	450,000	491,625
Greektown Holdings LLC
10.750% 12/01/13 (c)	370,000	395,900
Harrah’s Operating Co., Inc.
5.625% 06/01/15	1,870,000	1,612,875
Jacobs Entertainment, Inc.
9.750% 06/15/14	280,000	286,300
Las Vegas Sands Corp.
6.375% 02/15/15	390,000	372,450
MGM Mirage
7.625% 01/15/17	555,000	561,937
Mohegan Tribal Gaming Authority
6.875% 02/15/15	35,000	34,913
Pinnacle Entertainment, Inc.
8.250% 03/15/12	440,000	453,200
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (c)	245,000	249,900
Station Casinos, Inc.
6.625% 03/15/18	645,000	574,050
Wynn Las Vegas LLC
6.625% 12/01/14	435,000	430,650

Lodging Total		6,052,550

See Accompanying Notes to Financial Statements.

21

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Retail – 1.5%
AmeriGas Partners LP
7.125% 05/20/16	225,000	225,563
Asbury Automotive Group, Inc.
8.000% 03/15/14	415,000	424,337
AutoNation, Inc.
7.000% 04/15/14	130,000	131,300
7.356% 04/15/13 (b)	90,000	90,900
Buffets, Inc.
12.500% 11/01/14	220,000	228,800
CVS Corp.
5.298% 01/11/27 (c)	2,380,849	2,271,544
CVS Lease Pass Through
6.036% 12/10/28 (c)	3,870,220	3,914,380
Dave & Buster’s, Inc.
11.250% 03/15/14	145,000	147,900
Federated Department Stores, Inc.
6.900% 04/01/29	1,326,000	1,339,493
Federated Retail Holdings, Inc.
5.350% 03/15/12	580,000	578,482
5.900% 12/01/16	2,600,000	2,590,302
JC Penney Corp., Inc.
7.400% 04/01/37	3,440,000	3,716,624
Landry’s Restaurants, Inc.
7.500% 12/15/14	230,000	226,550
Limited Brands, Inc.
6.950% 03/01/33	2,920,000	2,912,782
Michaels Stores, Inc.
11.375% 11/01/16 (c)	215,000	231,662
Rite Aid Corp.
7.500% 01/15/15	380,000	379,050
United Auto Group, Inc.
7.750% 12/15/16 (c)	275,000	277,750
Wal-Mart Stores, Inc.
4.125% 02/15/11	7,135,000	6,913,294
5.250% 09/01/35	1,685,000	1,530,558

Retail Total		28,131,271

Textiles – 0.0%
INVISTA
9.250% 05/01/12 (c)	205,000	218,325

Textiles Total		218,325

Consumer Cyclical Total		61,376,379

Consumer Non-Cyclical – 1.9%
Agriculture – 0.0%
Alliance One International, Inc.
8.500% 05/15/12 (c)	215,000	216,739

	Par ($)	Value ($)
Reynolds American, Inc.
7.625% 06/01/16	255,000	271,277

Agriculture Total		488,016

Beverages – 0.2%
Constellation Brands, Inc.
8.125% 01/15/12	185,000	191,475
Cott Beverages, Inc.
8.000% 12/15/11	195,000	198,900
SABMiller PLC
6.200% 07/01/11 (c)	3,720,000	3,841,052

Beverages Total		4,231,427

Biotechnology – 0.0%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	300,000	309,000

Biotechnology Total		309,000

Commercial Services – 0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (c)	190,000	195,700
Ashtead Capital, Inc.
9.000% 08/15/16 (c)	15,000	15,975
Ashtead Holdings PLC
8.625% 08/01/15 (c)	335,000	350,075
Corrections Corp. of America
6.250% 03/15/13	240,000	240,000
GEO Group, Inc.
8.250% 07/15/13	355,000	370,087
Hertz Corp.
8.875% 01/01/14	125,000	134,688
Iron Mountain, Inc.
7.750% 01/15/15	280,000	285,600
Quebecor World Capital Corp.
8.750% 03/15/16 (c)	325,000	329,062
Quebecor World, Inc.
9.750% 01/15/15 (c)	185,000	194,250
Rental Services Corp.
9.500% 12/01/14 (c)	320,000	340,800
Service Corp. International
6.750% 04/01/16	160,000	159,200
7.375% 10/01/14	35,000	36,400
United Rentals North America, Inc.
6.500% 02/15/12	135,000	134,663
7.750% 11/15/13	275,000	282,562

Commercial Services Total		3,069,062

Cosmetics/Personal Care – 0.0%
DEL Laboratories, Inc.
8.000% 02/01/12	295,000	275,087

See Accompanying Notes to Financial Statements.

22

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Elizabeth Arden, Inc.
7.750% 01/15/14	300,000	306,000

Cosmetics/Personal Care Total		581,087

Food – 0.4%
ConAgra Foods, Inc.
7.000% 10/01/28	1,560,000	1,660,899
Dean Foods Co.
7.000% 06/01/16	225,000	225,844
Dole Food Co., Inc.
8.625% 05/01/09	228,000	227,430
Fred Meyer, Inc.
7.450% 03/01/08	1,630,000	1,661,020
Kroger Co.
7.500% 04/01/31 (e)	1,565,000	1,705,481
8.000% 09/15/29	970,000	1,088,449
Pinnacle Foods Holding Corp.
8.250% 12/01/13	485,000	527,462
Reddy Ice Holdings, Inc.
(d) 11/01/12 (10.500% 11/01/08)	355,000	323,050

Food Total		7,419,635

Healthcare Products – 0.0%
Advanced Medical Optics, Inc.
7.500% 05/01/17 (c)	125,000	125,937

Healthcare Products Total		125,937

Healthcare Services – 0.2%
Aetna, Inc.
6.000% 06/15/16	635,000	658,121
DaVita, Inc.
7.250% 03/15/15	440,000	444,950
HCA, Inc.
9.250% 11/15/16 (c)	295,000	318,231
PIK,
9.625% 11/15/16 (c)	460,000	496,800
MedQuest, Inc.
11.875% 08/15/12	190,000	172,900
Select Medical Corp.
7.625% 02/01/15	170,000	153,000
Tenet Healthcare Corp.
9.875% 07/01/14	395,000	398,950
US Oncology Holdings, Inc.
10.580% 03/15/15 (b)	130,000	132,600
PIK,
9.797% 03/15/12 (c)	440,000	444,400

Healthcare Services Total		3,219,952

	Par ($)	Value ($)
Household Products/Wares – 0.3%
American Greetings Corp.
7.375% 06/01/16	260,000	268,125
Amscan Holdings, Inc.
8.750% 05/01/14	395,000	388,087
Fortune Brands, Inc.
5.125% 01/15/11	1,565,000	1,551,067
5.375% 01/15/16	3,190,000	3,065,641
Jarden Corp.
7.500% 05/01/17	325,000	328,250
Jostens IH Corp.
7.625% 10/01/12	265,000	269,638

Household Products/Wares Total		5,870,808

Pharmaceuticals – 0.6%
Elan Finance PLC
8.875% 12/01/13 (c)	385,000	391,256
Merck & Co., Inc.
5.750% 11/15/36	2,000,000	1,940,188
Mylan Laboratories, Inc.
6.375% 08/15/15	485,000	478,937
NBTY, Inc.
7.125% 10/01/15	270,000	271,688
Omnicare, Inc.
6.750% 12/15/13	150,000	150,563
Warner Chilcott Corp.
8.750% 02/01/15	316,000	329,430
Wyeth
5.500% 02/01/14	4,475,000	4,502,257
5.500% 02/15/16	2,150,000	2,154,326

Pharmaceuticals Total		10,218,645

Consumer Non-cyclical Total		35,533,569

Diversified – 0.4%
Holding Companies-Diversified – 0.4%
Hutchison Whampoa International Ltd.
6.250% 01/24/14 (c)	6,000,000	6,262,380
7.450% 11/24/33 (c)	1,000,000	1,151,600

Holding Companies-Diversified Total		7,413,980

Diversified Total		7,413,980

Energy – 3.2%
Coal – 0.0%
Arch Western Finance LLC
6.750% 07/01/13	295,000	290,206

See Accompanying Notes to Financial Statements.

23

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Massey Energy Co.
6.875% 12/15/13	290,000	275,138
Peabody Energy Corp.
7.375% 11/01/16	140,000	147,350

Coal Total		712,694

Oil & Gas – 2.2%
Anadarko Petroleum Corp.
6.450% 09/15/36 (e)	4,425,000	4,378,745
Canadian Natural Resources Ltd.
5.700% 05/15/17	3,350,000	3,334,513
6.250% 03/15/38	3,350,000	3,277,650
Chesapeake Energy Corp.
7.500% 06/15/14	470,000	492,325
Compton Petroleum Corp.
7.625% 12/01/13	265,000	259,037
El Paso Production Holding Co.
7.750% 06/01/13	455,000	475,475
Forest Oil Corp.
8.000% 12/15/11	225,000	234,563
Gazprom International SA
7.201% 02/01/20 (c)	3,075,858	3,225,806
7.201% 02/01/20 (c)	224,132	235,059
Hess Corp.
7.125% 03/15/33	410,000	443,531
7.300% 08/15/31	5,280,000	5,820,086
Magnum Hunter Resources, Inc.
9.600% 03/15/12	235,000	246,163
Marathon Oil Corp.
6.000% 07/01/12	2,415,000	2,497,948
Newfield Exploration Co.
6.625% 09/01/14	165,000	165,000
6.625% 04/15/16	50,000	50,000
Nexen, Inc.
5.875% 03/10/35	2,745,000	2,574,999
7.875% 03/15/32	1,040,000	1,231,160
OPTI Canada, Inc.
8.250% 12/15/14 (c)	245,000	254,800
Petrobras International Finance Co.
8.375% 12/10/18	2,180,000	2,616,000
PetroHawk Energy Corp.
9.125% 07/15/13	300,000	319,500
Pogo Producing Co.
6.625% 03/15/15	215,000	209,625
Pride International, Inc.
7.375% 07/15/14	185,000	189,625
Qatar Petroleum
5.579% 05/30/11 (c)	2,485,000	2,497,850

	Par ($)	Value ($)
Quicksilver Resources, Inc.
7.125% 04/01/16	245,000	241,325
Tesoro Corp.
6.625% 11/01/15	265,000	268,312
Valero Energy Corp.
6.875% 04/15/12	4,235,000	4,509,835
7.500% 04/15/32	2,155,000	2,448,787

Oil & Gas Total		42,497,719

Oil & Gas Services – 0.0%
Seitel, Inc.
9.750% 02/15/14 (c)	165,000	167,063

Oil & Gas Services Total		167,063

Pipelines – 1.0%
Atlas Pipeline Partners LP
8.125% 12/15/15	185,000	190,550
Colorado Interstate Gas Co.
6.800% 11/15/15	100,000	106,348
Duke Capital LLC
4.370% 03/01/09	4,046,000	3,983,069
El Paso Performance-Linked Trust
7.750% 07/15/11 (c)	570,000	606,337
Energy Transfer Partners LP
6.125% 02/15/17	2,510,000	2,564,736
MarkWest Energy Partners LP
8.500% 07/15/16	350,000	364,875
Plains All American Pipeline LP
6.650% 01/15/37 (c)	5,115,000	5,199,960
TEPPCO Partners LP
7.625% 02/15/12	3,991,000	4,305,942
Williams Companies, Inc.
6.375% 10/01/10 (c)	695,000	704,556
8.125% 03/15/12	300,000	326,250

Pipelines Total		18,352,623

Energy Total		61,730,099

Financials – 14.1%
Banks – 4.2%
Chinatrust Commercial Bank
5.625% 12/29/49 (b)(c)	1,220,000	1,191,351
First Union National Bank
5.800% 12/01/08	7,489,000	7,577,954
HSBC Bank USA
3.875% 09/15/09	6,645,000	6,450,129
Lloyds TSB Group PLC
6.267% 12/31/49 (b)(c)	4,670,000	4,589,513
M&I Marshall & Ilsley Bank
5.300% 09/08/11	5,535,000	5,569,937

See Accompanying Notes to Financial Statements.

24

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)		Value ($)
Marshall & Ilsley Corp.
4.375% 08/01/09		1,330,000	1,313,213
PNC Funding Corp.
5.125% 12/14/10		5,941,000	5,950,529
5.625% 02/01/17		1,880,000	1,893,491
Union Planters Corp.
4.375% 12/01/10		3,820,000	3,737,923
USB Capital IX
6.189% 04/15/42 (b)		8,650,000	8,869,243
Wachovia Capital Trust III
5.800% 03/15/42 (b)		8,020,000	8,115,646
Wachovia Corp.
4.375% 06/01/10 (e)		1,365,000	1,339,109
5.300% 10/15/11		9,850,000	9,906,706
Wells Fargo & Co.
4.875% 01/12/11		2,950,000	2,933,560
5.300% 08/26/11 (e)		3,515,000	3,542,403
5.380% 03/10/08 (b)(e)		1,400,000	1,400,640
5.455% 09/15/09 (b)		5,000,000	5,008,605

Banks Total			79,389,952

Diversified Financial Services – 6.7%
American Express Co.
6.800% 09/01/66 (b)		3,290,000	3,503,662
Ameriprise Financial, Inc.
7.518% 06/01/66 (b)		4,755,000	5,132,209
Buffalo Thunder Development Authority
9.375% 12/15/14 (c)		165,000	168,300
Capital One Capital IV
6.745% 02/17/37 (e)		6,630,000	6,351,997
CIT Group, Inc.
5.850% 09/15/16		6,805,000	6,864,864
6.100% 03/15/67 (e)		1,135,000	1,094,034
Citicorp Lease
8.040% 12/15/19 (c)		6,000,000	7,058,490
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08		2,557,000	2,583,352
Citigroup, Inc.
4.625% 08/03/10		10,500,000	10,384,038
5.100% 09/29/11		3,415,000	3,413,583
E*Trade Financial Corp.
8.000% 06/15/11		290,000	305,225
ERAP
3.750% 04/25/10	EUR	1,420,000	1,878,602
Ford Motor Credit Co.
7.375% 10/28/09	USD	1,755,000	1,751,774
7.375% 02/01/11		1,805,000	1,775,277

	Par ($)	Value ($)
8.000% 12/15/16	265,000	254,994
9.875% 08/10/11	440,000	465,962
Fund American Companies, Inc.
5.875% 05/15/13	3,225,000	3,225,932
General Electric Capital Corp.
6.750% 03/15/32 (e)	6,000,000	6,798,192
General Motors Acceptance Corp.
6.150% 04/05/07 (e)	4,263,000	4,263,081
6.875% 09/15/11	2,081,000	2,083,017
8.000% 11/01/31	680,000	729,058
Goldman Sachs Group, Inc.
5.300% 02/14/12	3,825,000	3,826,109
Idearc, Inc.
8.000% 11/15/16 (c)	370,000	380,638
International Lease Finance Corp.
4.875% 09/01/10	6,000,000	5,954,832
JPMorgan Chase & Co.
7.250% 06/01/07	7,008,000	7,023,488
JPMorgan Chase Capital XVIII
6.950% 08/17/36	5,855,000	6,102,350
JPMorgan Chase Capital XXII
6.450% 02/02/37	2,380,000	2,332,588
LaBranche & Co., Inc.
11.000% 05/15/12	240,000	261,600
Merrill Lynch & Co.
6.050% 05/16/16	2,875,000	2,949,399
Morgan Stanley
5.750% 10/18/16	10,325,000	10,384,947
NSG Holdings LLC
7.750% 12/15/25 (c)	240,000	250,800
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)(c)	270,000	265,275
10.625% 04/01/17 (a)(c)	215,000	211,506
Prudential Funding LLC
6.600% 05/15/08 (c)	6,773,000	6,847,158
Residential Capital Corp.
6.375% 06/30/10	2,540,000	2,539,317
6.500% 04/17/13	6,885,000	6,819,634
Sally Holdings LLC
10.500% 11/15/16 (c)	140,000	143,850
Snoqualmie Entertainment Authority
9.125% 02/01/15 (c)	55,000	56,719
9.150% 02/01/14 (b)(c)	55,000	55,963

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Wimar Opco LLC
9.625% 12/15/14 (c)	185,000	185,694
Windsor Financing LLC
5.881% 07/15/17 (c)	1,638,113	1,643,175

Diversified Financial Services Total		128,320,685

Insurance – 1.1%
Ambac Financial Group, Inc.
6.150% 02/15/37	1,090,000	1,026,122
ING Groep NV
5.775% 12/29/49 (b)(e)	2,855,000	2,840,368
Liberty Mutual Group, Inc.
7.500% 08/15/36 (c)	5,775,000	6,169,814
7.800% 03/15/37 (c)	2,630,000	2,564,169
Metlife, Inc.
6.400% 12/15/36	5,375,000	5,248,112
XL Capital Ltd.
6.500% 12/31/49	2,520,000	2,444,178

Insurance Total		20,292,763

Real Estate Investment Trusts (REITs) – 1.5%
Archstone-Smith Trust
5.750% 03/15/16	2,420,000	2,453,241
Camden Property Trust
5.375% 12/15/13	5,483,000	5,459,308
Health Care Property Investors, Inc.
6.300% 09/15/16	6,285,000	6,442,609
Highwoods Properties, Inc.
5.850% 03/15/17 (c)	1,040,000	1,032,417
Hospitality Properties Trust
5.625% 03/15/17 (c)	2,730,000	2,688,630
Host Marriott LP
6.750% 06/01/16	535,000	539,012
iStar Financial, Inc.
5.800% 03/15/11	5,500,000	5,569,569
Liberty Property LP
5.500% 12/15/16	3,310,000	3,286,956
Rouse Co. LP
6.750% 05/01/13 (c)	270,000	275,166

Real Estate Investment Trusts (REITs) Total		27,746,908

Savings & Loans – 0.6%
Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (b)(c)	6,100,000	6,001,058

	Par ($)	Value ($)
Washington Mutual, Inc.
4.625% 04/01/14 (e)	3,000,000	2,806,224
5.250% 09/15/17	3,280,000	3,117,820

Savings & Loans Total		11,925,102

Financials Total		267,675,410

Industrials – 1.7%
Aerospace & Defense – 0.2%
DRS Technologies, Inc.
6.875% 11/01/13	300,000	303,000
L-3 Communications Corp.
6.375% 10/15/15	260,000	257,725
Raytheon Co.
5.375% 04/01/13	2,200,000	2,204,864
7.200% 08/15/27 (e)	830,000	961,022
Sequa Corp.
9.000% 08/01/09	185,000	195,175

Aerospace & Defense Total		3,921,786

Building Materials – 0.0%
NTK Holdings, Inc.
(d) 03/01/14 (10.750% 09/01/09)	460,000	333,500
Ply Gem Industries, Inc.
9.000% 02/15/12	225,000	195,187

Building Materials Total		528,687

Electrical Components & Equipment – 0.0%
Belden CDT, Inc.
7.000% 03/15/17 (c)	305,000	311,107
General Cable Corp.
7.125% 04/01/17 (c)	125,000	125,781
7.725% 04/01/15 (c)	125,000	125,000

Electrical Components & Equipment Total		561,888

Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	300,000	290,250
NXP BV/NXP Funding LLC
9.500% 10/15/15 (c)(e)	225,000	232,313

Electronics Total		522,563

Engineering & Construction – 0.0%
Esco Corp.
8.625% 12/15/13 (c)	160,000	169,600

Engineering & Construction Total		169,600

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)

Environmental Control – 0.1%
Aleris International, Inc.
10.000% 12/15/16 (c)	145,000	151,525
PIK,
9.000% 12/15/14 (c)	220,000	232,100
Allied Waste North America, Inc.
7.125% 05/15/16	220,000	223,850
7.875% 04/15/13	350,000	363,125
Aventine Renewable Energy Holdings, Inc.
10.000% 04/01/17 (c)(e)	235,000	242,931

Environmental Control Total		1,213,531

Hand/Machine Tools – 0.0%
Baldor Electric Co.
8.625% 02/15/17	180,000	190,350

Hand/Machine Tools Total		190,350

Machinery-Construction & Mining – 0.1%
Caterpillar, Inc.
6.050% 08/15/36	1,290,000	1,316,738
Terex Corp.
7.375% 01/15/14	250,000	257,500

Machinery-Construction & Mining Total		1,574,238

Machinery-Diversified – 0.1%
Columbus McKinnon Corp.
8.875% 11/01/13	225,000	238,500
Douglas Dynamics LLC
7.750% 01/15/12 (c)	215,000	199,950
Manitowoc Co., Inc.
7.125% 11/01/13	250,000	255,000

Machinery-Diversified Total		693,450

Metal Fabricate/Hardware – 0.0%
Mueller Group, Inc.
10.000% 05/01/12	162,000	174,960
Mueller Holdings, Inc.
(d) 04/15/14 (14.750% 04/15/09)	175,000	159,250
TriMas Corp.
9.875% 06/15/12	5,000	4,994

Metal Fabricate/Hardware Total		339,204

Miscellaneous Manufacturing – 0.4%
American Railcar Industries, Inc.
7.500% 03/01/14 (c)	185,000	190,088
Bombardier, Inc.
6.300% 05/01/14 (c)	450,000	427,500
Covalence Specialty Materials Corp.
10.250% 03/01/16 (c)	320,000	320,000

	Par ($)	Value ($)
General Electric Co.
5.000% 02/01/13	5,783,000	5,739,200
J.B. Poindexter & Co.
8.750% 03/15/14	275,000	256,437
Koppers Holdings, Inc.
(d) 11/15/14 (9.875% 11/15/09)	270,000	227,137
Nutro Products, Inc.
10.750% 04/15/14 (c)	250,000	270,000
Trinity Industries, Inc.
6.500% 03/15/14	405,000	400,950

Miscellaneous Manufacturing Total		7,831,312

Packaging & Containers – 0.1%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	405,000	421,200
Jefferson Smurfit Corp.
8.250% 10/01/12	325,000	325,000
MDP Acquisitions PLC
9.625% 10/01/12	70,000	74,375
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	80,000	79,200
8.250% 05/15/13	400,000	417,000
Owens-Illinois, Inc.
7.500% 05/15/10	335,000	340,025
Solo Cup Co.
8.500% 02/15/14	170,000	144,712

Packaging & Containers Total		1,801,512

Transportation – 0.7%
BNSF Funding Trust I
6.613% 12/15/55	3,000,000	2,788,671
Burlington Northern Santa Fe Corp.
6.750% 07/15/11	4,184,000	4,406,647
CHC Helicopter Corp.
7.375% 05/01/14	315,000	306,338
Navios Maritime Holdings, Inc.
9.500% 12/15/14 (c)	280,000	291,550
PHI, Inc.
7.125% 04/15/13	205,000	195,775
QDI LLC
9.000% 11/15/10	290,000	278,400
Ship Finance International Ltd.
8.500% 12/15/13	360,000	369,000
Stena AB
7.000% 12/01/16	500,000	495,000
TFM SA de CV
9.375% 05/01/12	320,000	344,000

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Union Pacific Corp.
6.650% 01/15/11	3,635,000	3,800,236

Transportation Total		13,275,617

Industrials Total		32,623,738

Technology – 0.1%
Computers – 0.0%
Sungard Data Systems, Inc.
9.125% 08/15/13	180,000	193,050

Computers Total		193,050

Semiconductors – 0.1%
Advanced Micro Devices, Inc.
7.750% 11/01/12	160,000	161,800
Freescale Semiconductor, Inc.
10.125% 12/15/16 (c)(e)	525,000	526,312
PIK,
9.125% 12/15/14 (c)	400,000	397,000

Semiconductors Total		1,085,112

Software – 0.0%
Open Solutions, Inc.
9.750% 02/01/15 (c)	305,000	314,150

Software Total		314,150

Technology Total		1,592,312

Utilities – 2.8%
Electric – 2.7%
AEP Texas Central Co.
6.650% 02/15/33	5,830,000	6,172,349
AES Corp.
7.750% 03/01/14	375,000	393,750
Appalachian Power Co.
3.600% 05/15/08 (e)	1,804,000	1,769,879
Calpine Generating Co. LLC
13.216% 04/01/11 (g)	180,000	190,800
CMS Energy Corp.
6.875% 12/15/15	260,000	271,050
8.500% 04/15/11	155,000	168,563
Commonwealth Edison Co.
4.700% 04/15/15	1,125,000	1,029,490
5.900% 03/15/36	815,000	756,431
6.950% 07/15/18	1,630,000	1,617,219
Duke Energy Corp.
5.300% 10/01/15	6,000,000	5,987,802
Dynegy Holdings, Inc.
7.125% 05/15/18	415,000	398,400

	Par ($)	Value ($)
Edison Mission Energy
7.500% 06/15/13	360,000	371,700
Exelon Generation Co. LLC
6.950% 06/15/11	800,000	838,625
FPL Energy National Wind LLC
5.608% 03/10/24 (c)	568,641	561,323
Hydro Quebec
8.500% 12/01/29	2,000,000	2,771,270
ITC Holdings Corp.
5.250% 07/15/13 (c)	4,625,000	4,515,984
Kiowa Power Partners LLC
5.737% 03/30/21 (c)	2,190,000	2,140,747
MidAmerican Energy Holdings Co.
5.000% 02/15/14 (e)	3,300,000	3,201,000
Mirant North America LLC
7.375% 12/31/13	405,000	415,125
Nevada Power Co.
6.500% 04/15/12	40,000	41,613
NRG Energy, Inc.
7.250% 02/01/14	65,000	66,625
7.375% 02/01/16	315,000	323,662
7.375% 01/15/17	160,000	164,200
Pacific Gas & Electric Co.
4.200% 03/01/11 (e)	3,476,000	3,365,192
6.050% 03/01/34	2,462,000	2,468,025
Progress Energy, Inc.
7.750% 03/01/31	3,000,000	3,587,850
Sierra Pacific Resources
6.750% 08/15/17	290,000	296,032
Southern California Edison Co.
5.625% 02/01/36	2,325,000	2,252,016
Southern Power Co.
6.375% 11/15/36	965,000	946,538
TECO Energy, Inc.
7.000% 05/01/12	215,000	226,825
TXU Corp.
5.550% 11/15/14	3,450,000	3,055,589

Electric Total		50,365,674

Gas – 0.1%
Nakilat, Inc.
6.067% 12/31/33 (c)	2,140,000	2,063,987

Gas Total		2,063,987

Utilities Total		52,429,661

Total Corporate Fixed-Income Bonds & Notes (cost of $633,139,578)		633,959,311

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

March 31, 2007

	Par ($)	Value ($)
Asset-Backed Securities – 17.6%
ACE Securities Corp.
5.460% 02/25/36 (b)	7,300,285	7,300,264
5.480% 09/25/35 (b)	1,781,976	1,782,125
5.490% 12/25/36 (b)	2,875,491	2,875,226
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	9,694,413	9,641,372
5.640% 09/06/13	5,000,000	5,077,945
Bear Stearns Asset Backed Security, Inc.
5.670% 03/25/35 (b)	1,197,851	1,198,447
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	140,566	141,027
Capital Auto Receivables Asset Trust
3.580% 01/15/09	11,060,000	10,973,647
Chase Manhattan Auto Owner Trust
2.040% 12/15/09	380,342	379,820
2.780% 06/15/10	495,611	490,561
Contimortgage Home Equity Trust
6.880% 01/15/28	199,191	199,969
8.180% 12/25/29	512,064	510,610
Countrywide Asset-Backed Certificates
5.480% 05/25/26 (b)	17,507,619	17,477,175
Credit-Based Asset Servicing & Securitization LLC
5.470% 07/25/36 (b)(c)	10,096,344	10,094,512
First Alliance Mortgage Loan Trust
7.625% 07/25/25	924,235	920,863
First Franklin Mortgage Loan Asset Backed Certificates
5.470% 09/25/26 (b)	18,575,787	18,570,001
First Plus Home Loan Trust
7.720% 05/10/24	181,439	184,198
Green Tree Mortgage Loan Trust
5.470% 12/25/32 (b)(c)	157,310	157,309
GSAMP Trust
5.460% 11/25/35 (b)	1,581,393	1,581,243
Harley-Davidson Motorcycle Trust
1.890% 02/15/11	176,627	173,236
2.960% 02/15/12	1,112,637	1,085,469
IMC Home Equity Loan Trust
7.310% 11/20/28	3,079,104	3,069,385
7.500% 04/25/26	413,430	412,664
7.520% 08/20/28	1,459,258	1,455,055

	Par ($)	Value ($)
Indymac Seconds Asset Backed Trust
5.420% 05/25/36 (b)	3,861,675	3,861,665
5.450% 06/25/36 (b)	12,696,743	12,694,667
Keycorp Sudent Loan Trust
5.670% 07/25/29 (b)	10,907,835	10,957,980
Lake Country Mortgage Loan Trust
5.450% 07/25/34 (b)(c)	14,187,955	14,187,955
Long Beach Auto Receivables Trust
4.250% 04/15/12	5,000,000	4,938,539
Master Asset Backed Securities Trust
5.460% 02/25/36 (b)	5,090,141	5,090,625
5.470% 11/25/35 (b)	3,977,996	3,978,665
Master Second Lien Trust
5.480% 03/25/36 (b)	4,727,885	4,728,303
Merrill Lynch Mortgage Investors, Inc.
5.470% 05/25/37 (b)	1,381,900	1,381,455
Money Store Home Equity Trust
5.620% 08/15/29 (b)	5,332,131	5,333,069
Morgan Stanley Mortgage Loan Trust
5.440% 10/25/36 (b)	3,794,741	3,794,991
5.440% 10/25/46 (b)	7,519,108	7,520,932
5.450% 08/25/36 (b)	5,910,236	5,908,544
5.570% 11/25/35 (b)	6,462,457	6,463,763
Nomura Asset Acceptance Corp.
5.520% 10/25/36 (b)(c)	18,001,793	18,001,793
5.520% 12/25/36 (b)(c)	2,855,755	2,855,755
Park Place Securities, Inc.
6.520% 10/25/34 (b)	1,000,000	1,002,993
Popular ABS Mortgage Pass-Through Trust
5.420% 07/25/35 (b)	646,701	646,726
Renaissance Home Equity Loan Trust
5.410% 08/25/35 (b)	226,600	226,590
SACO I, Inc.
5.450% 06/25/36 (b)	13,285,463	13,279,554
5.470% 04/25/36 (b)	7,931,612	7,930,931
5.470% 05/25/36 (b)	9,202,455	9,200,816
5.470% 08/25/36 (b)	13,562,486	13,553,058
5.470% 10/25/36 (b)	16,791,629	16,773,346
5.490% 03/25/36 (b)	6,055,402	6,054,865
5.520% 04/25/35 (b)(c)	3,284,616	3,284,517
5.520% 07/25/36 (b)	7,491,474	7,491,442

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

March 31, 2007

Asset-Backed Securities (continued)

	Par ($)		Value ($)
Salomon Brothers Mortgage Securities VII
7.150% 06/25/28		404,701	403,247
SLM Student Loan Trust
5.470% 04/25/17 (b)		5,169,635	5,182,300
Soundview Home Equity Loan Trust
5.510% 11/25/35 (b)		16,619,519	16,616,824
Structured Asset Investment Loan Trust
6.020% 08/25/33 (b)		6,800,000	6,808,728
Structured Asset Securities Corp.
5.430% 02/25/36 (b)(c)		7,471,824	7,470,653
Volkswagen Auto Lease Trust
3.940% 10/20/10		9,585,000	9,521,686
WFS Financial Owner Trust
2.340% 08/22/11		1,006,196	990,346

Total Asset-Backed Securities (cost of $333,881,293)			333,889,446

Government & Agency Obligations – 14.2%
Foreign Government Obligations – 4.9%
African Development Bank
1.950% 03/23/10	JPY	497,000,000	4,325,207
Aries Vermoegensverwaltungs GmbH
6.919% 10/25/07 (b)	EUR	750,000	1,019,621
Asian Development Bank/Pasig
1.150% 10/06/08	JPY	300,000,000	2,557,976
Belgium Government Bond
3.750% 09/28/15	EUR	1,305,000	1,700,591
Canada Housing Trust No. 1
3.950% 12/15/11	CAD	760,000	653,179
Corp. Andina de Fomento
6.375% 06/18/09	EUR	870,000	1,206,531
Eksportfinans A/S
1.800% 06/21/10	JPY	310,000,000	2,696,955

	Par ($)		Value ($)
European Investment Bank
0.508% 09/21/11 (b)		80,000,000	678,737
3.625% 10/15/13	EUR	1,130,000	1,467,576
5.500% 12/07/11	GBP	190,000	373,283
Export-Import Bank of Korea
4.625% 03/16/10	USD	2,425,000	2,391,283
Federal Republic of Germany
4.250% 07/04/14	EUR	4,300,000	5,817,164
5.250% 07/04/10		3,795,000	5,254,894
Government of Canada
4.500% 06/01/15	CAD	650,000	579,060
Inter-American Development Bank
1.900% 07/08/09	JPY	330,000,000	2,865,564
International Bank for Reconstruction & Development
2.000% 02/18/08		315,000,000	2,702,328
Kingdom of Norway
6.000% 05/16/11	NOK	4,155,000	718,023
Kingdom of Spain
5.000% 07/30/12	EUR	3,015,000	4,205,285
5.500% 07/30/17		500,000	743,694
Kingdom of Sweden
4.000% 12/01/09	SEK	1,405,000	201,853
5.500% 10/08/12		3,920,000	603,707
Kreditanst Fur Wie
0.325% 08/08/11 (b)	JPY	100,000,000	848,667
Netherlands Government Bond
3.250% 07/15/15	EUR	1,820,000	2,291,985
Province of Manitoba
5.000% 02/15/12		USD 2,750,000	2,765,274
Province of New Brunswick
5.200% 02/21/17		390,000	393,577
Province of Ontario
1.875% 01/25/10	JPY	415,000,000	3,611,461
5.000% 10/18/11 (e)	USD	4,250,000	4,272,338
Province of Quebec
5.000% 03/01/16		4,800,000	4,755,600
6.000% 10/01/12	CAD	650,000	611,073
Republic of Finland
5.375% 07/04/13	EUR	725,000	1,037,738
Republic of France
3.000% 10/25/15		1,865,000	2,300,996
4.000% 04/25/14		1,400,000	1,862,915
4.750% 10/25/12		2,755,000	3,805,212
Republic of Ireland
5.000% 04/18/13		1,000,000	1,402,776

See Accompanying Notes to Financial Statements.

30

Columbia Total Return Bond Fund

March 31, 2007

Government & Agency Obligations (continued)

	Par ($)		Value ($)
Republic of Italy
4.250% 11/01/09		1,300,000	1,746,695
4.250% 02/01/15		1,500,000	2,017,822
Republic of Poland
5.750% 03/24/10	PLN	1,155,000	409,617
Sweden Government Bond
4.500% 08/12/15	SEK	1,500,000	225,447
Swedish Export Credit
5.125% 03/01/17	USD	310,000	310,821
United Kingdom Treasury
4.750% 06/07/10	GBP	571,000	1,104,182
5.000% 09/07/14		1,810,000	3,542,930
8.000% 06/07/21		395,000	1,025,065
United Mexican States
6.375% 01/16/13	USD	3,056,000	3,222,552
7.500% 04/08/33 (e)		5,941,000	7,069,790
Western Australia Treasury Corp.
8.000% 06/15/13	AUD	430,000	377,056

Foreign Government Obligations Total			93,774,100
U.S. Government Agencies – 5.1%
Federal Home Loan Bank
3.875% 06/14/13	USD	2,500,000	2,364,740
4.375% 09/11/09		3,455,000	3,418,032
5.170% 04/11/07 (e)		25,000,000	24,964,097
5.375% 07/17/09		2,300,000	2,325,415
Federal Home Loan Bank System
5.300% 01/16/09		800,000	800,034
5.550% 03/19/09		9,500,000	9,500,228
Federal Home Loan Mortgage Corp.
5.000% 12/14/18		875,000	854,085
5.125% 01/15/12	EUR	1,620,000	2,251,112
5.250% 07/18/11	USD	9,935,000	10,089,340
5.500% 03/05/09		16,000,000	15,996,768
6.750% 03/15/31		2,000,000	2,400,150
Federal National Mortgage Association
2.125% 10/09/07	JPY	560,000,000	4,789,668
5.000% 02/13/17	USD	13,150,000	13,123,740
7.250% 05/15/30		2,417,000	3,048,294

U.S. Government Agencies Total			95,925,703

	Par ($)	Value ($)
U.S. Government Obligations – 4.2%
U.S. Treasury Bonds
4.500% 02/15/36 (e)	1,859,000	1,752,688
6.250% 08/15/23 (e)	17,824,000	20,462,790
U.S. Treasury Inflation Indexed Notes
1.625% 01/15/15 (e)	6,359,820	6,105,427
3.875% 01/15/09 (e)	12,439,930	12,894,273
U.S. Treasury Notes
2.750% 08/15/07 (e)	250,000	247,871
3.625% 01/15/10 (e)(h)	15,000,000	14,639,655
4.625% 02/29/12 (e)	2,480,000	2,489,687
4.625% 02/15/17 (e)	13,460,000	13,432,663
U.S. Treasury STRIPS
P.O.,
(i) 11/15/13 (e)	10,000,000	7,400,440

U.S. Government Obligations Total		79,425,494

Total Government & Agency Obligations (cost of $268,530,326)		269,125,297

Collateralized Mortgage Obligations – 10.9%
Agency – 4.7%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	6,505,440	6,370,655
4.000% 11/15/16	10,000,000	9,660,728
4.000% 10/15/18	7,850,000	7,245,653
4.000% 10/15/26	6,654,190	6,535,800
4.500% 03/15/18	12,092,000	11,871,245
4.500% 10/15/18	2,563,613	2,537,689
4.500% 02/15/27	2,830,000	2,785,608
4.500% 08/15/28	2,960,000	2,884,967
5.500% 06/15/34	15,000,000	14,826,020
6.000% 06/15/31	1,834,914	1,842,092
6.500% 10/15/23	510,000	525,714
Federal National Mortgage Association
4.500% 11/25/14	2,050,000	2,025,902
5.500% 08/25/17	8,781,320	8,833,672
6.000% 04/25/17	8,178,200	8,364,887
Government National Mortgage Association
4.500% 04/16/28	2,090,000	2,060,712

Agency Total		88,371,344
Non-Agency – 6.2%
Bear Stearns Alt-A Trust
5.600% 01/25/35 (b)	4,224,314	4,234,466
5.670% 10/25/33 (b)	2,720,116	2,730,666

See Accompanying Notes to Financial Statements.

31

Columbia Total Return Bond Fund

March 31, 2007

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	2,679,511	2,641,626
Bear Stearns Mortgage Funding Trust
5.480% 10/25/36 (b)	8,210,580	8,206,742
Countrywide Alternative Loan Trust
5.250% 08/25/35	6,178,934	6,172,765
5.410% 03/25/36 (b)	1,081,012	1,081,539
5.720% 03/25/34 (b)	1,815,323	1,822,820
Countrywide Home Loan Mortgage Pass Through Trust
4.594% 12/19/33 (b)	3,135,181	3,042,752
5.000% 02/25/33	9,198,000	9,106,336
IMPAC CMB Trust
5.580% 04/25/35 (b)	4,283,506	4,284,333
5.810% 10/25/34 (b)	1,879,517	1,882,247
JPMorgan Mortgage Trust
5.000% 09/25/20	12,916,590	12,826,043
6.066% 10/25/36 (b)	8,010,519	8,030,446
Morgan Stanley Mortgage Loan Trust
5.540% 02/25/47	10,000,000	10,000,000
New Century Alternative Mortgage Loan Trust
5.380% 07/25/36	9,428,300	9,430,369
Sequoia Mortgage Trust
6.200% 07/20/34 (b)	3,684,762	3,699,307
Structured Asset Securities Corp.
5.490% 01/25/37 (b)	8,970,244	8,966,259
5.500% 07/25/33	2,644,971	2,631,463
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 07/25/35	7,076,573	7,063,346
Washington Mutual, Inc.
5.658% 11/25/36 (b)	10,713,814	10,694,509

Non-Agency Total		118,548,034

Total Collateralized Mortgage Obligations (cost of $208,797,640)		206,919,378

	Par ($)	Value ($)
Commercial Mortgage-Backed Securities – 4.6%
Bear Stearns Commercial Mortgage Securities
5.458% 03/11/39 (b)	9,165,000	9,267,142
5.467% 04/12/38 (b)	9,200,000	9,333,635
5.686% 09/11/38 (b)	482,000	494,638
Credit Suisse Mortgage Capital Certificates
5.268% 02/15/40	6,000,000	6,019,230
5.416% 02/15/40	6,000,000	5,997,709
GMAC Commercial Mortgage Securities, Inc.
I.O.,
1.369% 07/15/29 (b)	29,151,827	719,216
Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	1,200,000	1,176,167
JP Morgan Chase Commercial Mortgage Securities Corp.
5.456% 05/15/49	10,000,000	9,982,800
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	10,080,000	10,076,598
5.103% 11/15/30	10,000,000	10,002,351
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.554% 12/15/30 (b)	65,076,693	1,222,069
Merrill Lynch Mortgage Trust
5.244% 11/12/37 (b)	6,320,000	6,306,571
Morgan Stanley Capital I
5.370% 12/15/43 (b)	13,400,000	13,302,259
Nationslink Funding Corp.
6.888% 11/10/30	1,596,737	1,599,932
Wachovia Bank Commercial Mortgage Trust
5.191% 10/15/44	2,653,000	2,658,036

Total Commercial Mortgage-Backed Securities (cost of $89,783,479)		88,158,353

Municipal Bond – 0.2%
Arizona – 0.2%
AZ Educational Loan Marketing Corp. Series 2004 A-1, 5.469% 12/01/13 (b)	4,400,000	4,400,000

Arizona Total		4,400,000

Total Municipal Bond (cost of $4,403,813)		4,400,000

See Accompanying Notes to Financial Statements.

32

Columbia Total Return Bond Fund

March 31, 2007

Convertible Bond – 0.0%

	Par ($)		Value ($)
Communications – 0.0%
Media – 0.0%
NTL Cable PLC
8.750% 04/15/14	EUR	165,000	237,497

Media Total			237,497

Communications Total			237,497

Total Convertible Bond (cost of $232,034)			237,497
	Shares
Securities Lending Collateral – 6.1%
State Street Navigator Securities Lending Prime Portfolio (j)		115,733,249	115,733,249

Total Securities Lending Collateral (cost of $115,733,249)			115,733,249
	Par ($)
Short-Term Obligation – 2.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.260%, collateralized by a U.S. Government Agency Obligation maturing 06/25/07, market value of $47,637,000 (repurchase proceeds $46,722,471)		46,702,000	46,702,000

Total Short-Term Obligation (cost of $46,702,000)			46,702,000

Total Investments – 126.8% (cost of $2,413,180,049)(k)			2,409,420,788

Other Assets & Liabilities, Net – (26.8)%			(508,417,763)

Net Assets – 100.0%			1,901,003,025

Notes to Investment Portfolio:

(a)	Security, or a portion thereof, purchased on a delayed delivery basis.

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $154,736,616 which represents 8.1% of net assets.

(d)	Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(e)	All or a portion of this security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $111,179,134.

(f)	Loan participation agreement.

(g)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of this security represents less than 0.1% of net assets.

(h)	A portion of this security with a market value of $541,667 is pledged as collateral for open futures contracts.

(i)	Zero coupon bond.

(j)	Investment made with cash collateral received from securities lending activity.

(k)	Cost for federal income tax purposes is $2,413,871,028.

See Accompanying Notes to Financial Statements.

33

Columbia Total Return Bond Fund

March 31, 2007

At March 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bonds	250	$27,812,500	$28,282,390	Jun-2007	$469,890

At March 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	170	$18,381,250	$18,307,427	Jun-2007	$73,823
2-Year U.S. Treasury Notes	215	44,051,485	43,922,215	Jun-2007	129,270

					$203,093

At March 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
CAD	$779,767	$764,007	Apr-07	$(15,760)
EUR	614,738	607,306	Apr-07	(7,432)
EUR	207,190	204,861	Apr-07	(2,329)
EUR	764,720	762,562	Apr-07	(2,158)
GBP	983,893	966,720	Apr-07	(17,173)
SEK	430,010	426,852	Apr-07	(3,158)

				$(48,010)

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Mortgage-Backed Securities	37.4
Corporate Fixed-Income Bonds & Notes	33.3
Asset-Backed Securities	17.6
Government & Agency Obligations	14.2
Collateralized Mortgage Obligations	10.9
Commercial Mortgage-Backed Securities	4.6
Municipal Bond	0.2
Convertible Bond	0.0	*

	118.2
Securities Lending Collateral	6.1
Short-Term Obligation	2.5
Other Assets & Liabilities, Net	(26.8)

	100.0

* Represents less than 0.1%.

Acronym	Name
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
I.O.	Interest Only
NOK	Norwegian Krone
PIK	Payment-In-Kind
PLN	Polish Zloty
P.O.	Principal Only
SEK	Swedish Krona
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USD	United States Dollar

See Accompanying Notes to Financial Statements.

34

Investment Portfolio – Columbia Short Term Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes – 31.5%

	Par ($)	Value ($)
Communications – 4.6%
Media – 1.1%
Comcast Corp. 5.850% 01/15/10	2,500,000	2,546,258
Jones Intercable, Inc. 7.625% 04/15/08	1,875,000	1,914,283
Time Warner, Inc. 6.150% 05/01/07	6,110,000	6,111,619

Media Total		10,572,160

Telecommunication Services – 3.5%
AT&T, Inc. 4.125% 09/15/09	6,000,000	5,864,964
Deutsche Telekom International Finance BV 3.875% 07/22/08	5,250,000	5,160,230
New Cingular Wireless Services, Inc. 7.500% 05/01/07	5,970,000	5,978,973
Sprint Capital Corp. 6.375% 05/01/09	3,750,000	3,830,400
Telecom Italia Capital SA 4.000% 01/15/10	3,660,000	3,536,043
Verizon Global Funding Corp. 4.000% 01/15/08	5,175,000	5,122,018
Vodafone Group PLC 7.750% 02/15/10	5,100,000	5,443,674

Telecommunication Services Total		34,936,302

Communications Total		45,508,462

Consumer Cyclical – 2.0%
Auto Manufacturers – 0.4%
DaimlerChrysler NA Holding Corp. 4.750% 01/15/08 (a)	3,950,000	3,931,384

Auto Manufacturers Total		3,931,384

Home Builders – 0.7%
DR Horton, Inc. 4.875% 01/15/10 (a)	4,775,000	4,668,603
KB Home 9.500% 02/15/11 (a)	2,000,000	2,050,000

Home Builders Total		6,718,603

Retail – 0.9%
Wal-Mart Stores, Inc. 6.875% 08/10/09	8,750,000	9,107,700

Retail Total		9,107,700

Consumer Cyclical Total		19,757,687

	Par ($)	Value ($)
Consumer Non-Cyclical – 2.2%
Beverages – 0.6%
Coca-Cola Enterprises, Inc. 5.750% 11/01/08 (a)	1,275,000	1,286,563
Diageo Capital PLC 3.500% 11/19/07	5,000,000	4,945,370

Beverages Total		6,231,933

Food – 0.4%
Fred Meyer, Inc. 7.450% 03/01/08	1,000,000	1,019,031
Kroger Co. 7.800% 08/15/07	2,860,000	2,884,327

Food Total		3,903,358

Healthcare Services – 0.9%
UnitedHealth Group, Inc. 3.375% 08/15/07	5,415,000	5,374,615
WellPoint, Inc. 3.500% 09/01/07	3,315,000	3,287,499

Healthcare Services Total		8,662,114

Pharmaceuticals – 0.3%
GlaxoSmithKline Capital PLC 2.375% 04/16/07	3,000,000	2,996,904

Pharmaceuticals Total		2,996,904

Consumer Non-cyclical Total		21,794,309

Energy – 1.4%
Oil & Gas – 1.4%
ChevronTexaco Capital Co. 3.500% 09/17/07 (a)	7,775,000	7,717,263
USX Corp. 6.850% 03/01/08	5,550,000	5,615,123

Oil & Gas Total		13,332,386

Energy Total		13,332,386

Financials – 17.2%
Banks – 3.7%
Bank of New York Co., Inc. 3.625% 01/15/09	979,000	955,697
Capital One Bank 4.875% 05/15/08	3,800,000	3,785,799
Fifth Third Bank 4.200% 02/23/10 (a)	6,275,000	6,138,368
Marshall & Ilsley Corp. 4.375% 08/01/09	5,000,000	4,936,890
Mellon Funding Corp. 6.375% 02/15/10	3,360,000	3,499,595
Regions Financial Corp. 4.500% 08/08/08	2,385,000	2,358,503

See Accompanying Notes to Financial Statements.

35

Columbia Short Term Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
SunTrust Banks, Inc. 4.250% 10/15/09	4,225,000	4,151,193
U.S. Bancorp 3.125% 03/15/08	5,000,000	4,901,190
Wells Fargo & Co. 3.120% 08/15/08	5,200,000	5,047,739

Banks Total		35,774,974

Diversified Financial Services – 9.2%
American Express Credit Corp. 3.000% 05/16/08	2,500,000	2,441,210
CIT Group, Inc. 5.500% 11/30/07	4,000,000	4,002,496
Citigroup, Inc. 4.250% 07/29/09	10,000,000	9,838,470
Countrywide Home Loans, Inc. 3.250% 05/21/08	6,000,000	5,863,596
Credit Suisse First Boston USA, Inc. 4.625% 01/15/08 (a)	6,000,000	5,968,980
General Electric Capital Corp. 4.250% 01/15/08	6,225,000	6,181,469
Goldman Sachs Group, Inc. 4.125% 01/15/08	5,600,000	5,553,083
HSBC Finance Corp. 6.400% 06/17/08	5,725,000	5,798,950
JPMorgan & Co. 6.000% 01/15/09	8,250,000	8,361,160
JPMorgan Chase & Co. 3.800% 10/02/09	2,500,000	2,425,950
Lehman Brothers Holdings, Inc. 7.000% 02/01/08	6,175,000	6,250,162
Merrill Lynch & Co., Inc. 4.125% 01/15/09 (a)	8,000,000	7,860,024
Morgan Stanley 3.875% 01/15/09	5,400,000	5,290,553
National Rural Utilities Cooperative Finance Corp. 5.750% 08/28/09 (a)	4,850,000	4,930,786
Pitney Bowes Credit Corp. 5.750% 08/15/08	1,525,000	1,535,808
SLM Corp. 4.000% 01/15/09	4,000,000	3,926,932
Wells Fargo Financial, Inc. 4.875% 06/12/07	4,000,000	3,994,140

Diversified Financial Services Total		90,223,769

Insurance – 1.5%
Allstate Corp. 7.200% 12/01/09	4,000,000	4,205,272

	Par ($)	Value ($)
American International Group, Inc. 2.875% 05/15/08	8,885,000	8,663,186
Genworth Financial, Inc. 4.750% 06/15/09 (a)	2,010,000	1,997,464

Insurance Total		14,865,922

Real Estate – 0.6%
Security Capital Group, Inc. 7.150% 06/15/07	6,315,000	6,337,646

Real Estate Total		6,337,646

Real Estate Investment Trusts (REITs) – 0.4%
Simon Property Group LP 4.875% 03/18/10 (a)	4,350,000	4,318,275

Real Estate Investment Trusts (REITs) Total		4,318,275

Savings & Loans – 1.8%
Washington Mutual, Inc. 4.000% 01/15/09 (a)	7,600,000	7,440,719
Western Financial Bank 9.625% 05/15/12	9,050,000	9,844,011

Savings & Loans Total		17,284,730

Financials Total		168,805,316

Industrials – 1.6%
Aerospace & Defense – 0.1%
United Technologies Corp. 6.500% 06/01/09	1,000,000	1,030,846

Aerospace & Defense Total		1,030,846

Machinery – 0.7%
Caterpillar Financial Services Corp. 3.625% 11/15/07	7,155,000	7,080,087

Machinery Total		7,080,087

Miscellaneous Manufacturing – 0.2%
3M Co. 5.125% 11/06/09	1,850,000	1,862,443

Miscellaneous Manufacturing Total		1,862,443

Transportation – 0.6%
Union Pacific Corp. 3.875% 02/15/09	5,325,000	5,202,339

Transportation Total		5,202,339

Industrials Total		15,175,715

See Accompanying Notes to Financial Statements.

36

Columbia Short Term Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Technology – 0.8%
Computers – 0.8%
International Business Machines Corp. 3.800% 02/01/08	7,815,000	7,728,082

Computers Total		7,728,082

Technology Total		7,728,082

Utilities – 1.7%
Electric – 1.3%
American Electric Power Co., Inc. 5.375% 03/15/10	4,740,000	4,777,166
Commonwealth Edison Co. 3.700% 02/01/08 (a)	4,325,000	4,245,204
Dominion Resources, Inc. 5.687% 05/15/08 (b)	4,140,000	4,149,634

Electric Total		13,172,004

Gas – 0.4%
Sempra Energy 4.750% 05/15/09	3,810,000	3,778,289

Gas Total		3,778,289

Utilities Total		16,950,293

Total Corporate Fixed-Income Bonds & Notes (cost of $309,864,009)		309,052,250

Collateralized Mortgage Obligations – 29.3%
Agency – 7.7%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	3,639,953	3,572,980
4.000% 10/15/26	14,295,304	14,040,963
5.500% 11/15/21	11,875,220	11,921,008
5.500% 12/15/26	13,402,810	13,427,368
5.500% 10/15/27	4,860,277	4,879,505
6.000% 06/15/25	5,025,000	5,078,768
6.000% 06/15/31	466,062	467,885
7.000% 06/15/22	145,947	145,645
I.O.:
5.500% 01/15/23	400,374	7,644
5.500% 05/15/27	738,614	52,888
Federal National Mortgage Association 05/25/23 (c)	1,295,000	1,048,836
5.000% 04/25/31	3,421,388	3,391,597
5.500% 02/25/28	7,197,683	7,172,686
Government National Mortgage Association 5.000% 05/16/27	410,804	402,640
5.000% 06/20/28	9,620,000	9,591,994

Agency Total		75,202,407

	Par ($)	Value ($)
Non-Agency – 21.6%
Bank of America Mortgage Securities 5.250% 02/25/18 (d)	941,027	937,321
Bear Stearns Adjustable Rate Mortgage Trust 3.517% 06/25/34 (b)	4,153,400	4,073,822
Chase Mortgage Finance Corp 6.036% 03/25/37 (b)	993,880	1,002,109
Countrywide Alternative Loan Trust 5.250% 08/25/35	9,101,708	9,092,620
5.720% 03/25/34 (b)	737,868	740,915
Countrywide Home Loan Mortgage Pass Through Trust 5.500% 09/25/35	27,912,077	27,995,967
5.820% 03/25/34 (b)	3,982,311	3,988,359
Credit Suisse Mortgage Capital Certificates 5.750% 02/25/36	12,169,375	12,220,598
GMAC Mortgage Corporation Loan Trust 5.820% 05/25/18 (b)	2,900,187	2,911,898
JPMorgan Mortgage Trust 5.736% 04/25/37 (b)	15,000,000	15,014,700
5.760% 04/25/36 (b)	18,158,090	18,195,741
6.064% 10/25/36 (b)	20,658,707	20,710,098
MASTR Asset Securitization Trust 5.750% 05/25/36	16,776,595	16,869,457
PNC Mortgage Securities Corp. 04/28/27 (c)	5,307	4,803
Residential Accredit Loans, Inc. 5.920% 07/25/32 (b)	51,527	51,538
SACO I, Inc. 7.000% 08/25/36 (e)	213,154	212,621
Structured Asset Securities Corp. 5.500% 05/25/33	337,751	333,659
5.500% 07/25/33	231,186	230,006
5.750% 04/25/33	2,244,694	2,239,347
Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	3,867,190	3,870,429
Washington Mutual, Inc. 5.549% 01/25/37 (b)	23,610,733	23,387,163
5.658% 11/25/36 (b)	20,246,578	20,210,096
6.079% 10/25/36 (b)	13,373,657	13,396,433

See Accompanying Notes to Financial Statements.

37

Columbia Short Term Bond Fund

March 31, 2007

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
Wells Fargo Mortgage Backed Securities Trust 4.500% 08/25/18	2,394,902	2,362,520
5.240% 04/25/36 (b)	8,602,827	8,551,656
5.250% 08/25/33	3,349,144	3,305,934

Non-Agency Total		211,909,810

Total Collateralized Mortgage Obligations (cost of $288,066,467)		287,112,217

Mortgage-Backed Securities – 13.0%
Federal Home Loan Mortgage Corp. 4.000% 05/01/11	4,362,581	4,258,520
4.000% 06/01/11	13,206,593	12,889,961
4.500% 10/01/14	13,986,736	13,754,906
4.500% 11/01/20	3,347,136	3,240,973
4.500% 03/01/21	12,767,126	12,360,780
5.500% 05/01/17	166,193	166,949
5.500% 09/01/17	616,024	618,825
5.500% 12/01/17	2,867,880	2,880,920
5.500% 01/01/19	13,637	13,682
5.500% 07/01/19	558,261	560,098
5.500% 02/01/21	15,136,740	15,168,729
5.500% 08/01/21	39,975,640	40,060,123
6.000% 03/01/17	82,137	83,597
6.000% 04/01/17	88,438	90,009
6.000% 06/01/17	5,824	5,928
6.000% 08/01/17	241,201	245,487
6.000% 09/01/21	892,525	907,380
7.500% 09/01/15	158,589	164,557
8.500% 07/01/30	63,235	67,863
Federal National Mortgage Association 4.500% 11/01/14	3,200,844	3,143,120
5.500% 10/01/20	24,184	24,252
5.500% 12/01/20	22,981	23,045
5.500% 02/01/21	895,050	897,324
5.500% 05/01/21	1,364,728	1,368,195
5.500% 08/01/21	9,816,438	9,841,376
6.000% 03/01/09	165,197	167,037
6.000% 05/01/09	40,024	40,470
6.500% 03/01/12	37,868	38,723
7.500% 11/01/09	1,026	1,024
7.500% 08/01/15	70,578	72,738
8.000% 05/01/15	125,237	131,170
8.000% 08/01/30	30,621	32,343
8.000% 05/01/31	55,034	58,129
8.000% 07/01/31	46,518	49,141
9.000% 04/01/16	266,880	275,783

	Par ($)	Value ($)
Government National Mortgage Association 5.375% 04/20/22 (b)	2,460,741	2,482,288
5.375% 06/20/29 (b)	611,744	618,599
6.500% 09/15/13	76,033	77,978
6.500% 03/15/32	4,056	4,170
6.500% 11/15/33	449,377	461,628
7.000% 11/15/13	78,826	81,467
7.000% 04/15/29	62,636	65,529
7.000% 08/15/29	3,904	4,084
Small Business Administration 5.875% 06/25/22 (b)	485,004	487,222

Total Mortgage-Backed Securities (cost of $128,027,894)		127,986,122

Government & Agency Obligations – 12.5%
Foreign Government Obligations – 2.2%
Morocco Government AID Bond 5.313% 05/01/23 (b)	412,500	412,277
Province of Ontario 3.500% 09/17/07 (a)	3,500,000	3,471,346
Province of Quebec 5.000% 07/17/09 (a)	6,655,000	6,674,872
Svensk Exportkredit AB 4.875% 01/19/10	5,000,000	5,010,115
United Mexican States 4.625% 10/08/08	6,000,000	5,934,000

Foreign Government Obligations Total		21,502,610
U.S. Government Agencies – 5.4%
Federal Home Loan Bank 5.125% 08/08/08 (a)	1,000,000	1,002,170
Federal Home Loan Mortgage Corp. 4.480% 09/19/08	30,500,000	30,309,222
Federal National Mortgage Association 3.875% 02/01/08	21,000,000	20,788,005
Government National Mortgage Association 4.500% 08/20/35	670,000	658,256

U.S. Government Agencies Total		52,757,653
U.S. Government Obligation – 4.9%
U.S. Treasury Inflation Indexed Notes 3.875% 01/15/09 (a)	31,679,860	32,836,904
U.S. Treasury Notes 4.875% 08/31/08 (a)	15,500,000	15,518,770

U.S. Treasury Notes Total		48,355,674

Total Government & Agency Obligations (cost of $122,908,836)		122,615,937

See Accompanying Notes to Financial Statements.

38

Columbia Short Term Bond Fund

March 31, 2007

	Par ($)	Value ($)
Asset-Backed Securities – 7.5%
ABFS Mortgage Loan Trust 4.428% 12/15/33	15,812	15,523
AmeriCredit Automobile 4.050% 02/06/10	7,756,176	7,713,741
Receivables Trust 5.610% 03/08/10	2,250,633	2,253,056
Amresco Residential Securities Mortgage Loan Trust 5.800% 07/25/28 (b)	25,174	25,177
Chase Manhattan Auto Owner Trust 2.570% 02/16/10	1,874,293	1,861,022
Cityscape Home Equity Loan Trust 7.380% 07/25/28	182,440	181,546
7.410% 05/25/28	46,763	46,584
CNH Equipment Trust 4.990% 10/15/10	14,021,000	14,012,307
Credit-Based Asset Servicing & Securitization LLC 5.721% 01/25/37	500,000	501,937
Daimler Chrysler Auto Trust 2.580% 04/08/09	3,280,233	3,253,284
First Alliance Mortgage Loan Trust 6.680% 06/25/25	124,371	123,914
8.225% 09/20/27	316,718	315,811
First Franklin Mortgage Loan Asset Backed Certificates 5.520% 03/25/25 (b)	665,043	665,143
First Plus Home Loan Trust 7.720% 05/10/24 (b)	51,640	52,425
GMAC Mortgage Corporation Loan Trust 3.970% 09/25/34 (b)	1,035,454	1,025,568
Green Tree Mortgage Loan Trust 5.470% 12/25/32 (b)(e)	157,310	157,309
Harley-Davidson Motorcycle Trust 3.090% 06/15/10	764,421	763,649
Honda Auto Receivables Owner Trust 2.790% 03/16/09	1,861,803	1,852,931
IMC Home Equity Loan Trust 7.080% 08/20/28	53,996	53,840
7.310% 11/20/28	86,403	86,131
7.500% 04/25/26	280,214	279,695
7.520% 08/20/28	524,587	523,076
Long Beach Auto Receivables Trust 2.841% 07/15/10	5,295,090	5,200,444
4.972% 10/15/11	5,000,000	5,000,000
Navistar Financial Corp. Owner Trust 3.250% 10/15/10	4,084,176	4,037,002

	Par ($)	Value ($)
Novastar Home Equity Loan 5.710% 05/25/33 (b)	3,266,556	3,269,175
Onyx Acceptance Grantor Trust 3.890% 02/15/11	352,446	349,104
Residential Asset Mortgage Products, Inc. 3.981% 04/25/29	732,982	727,706
5.660% 03/25/33 (b)	662,114	662,296
Residential Funding Mortgage Securities II, Inc . 4.760% 07/25/28	2,180,000	2,147,633
5.610% 08/25/33 (b)	46,621	46,676
Terwin Mortgage Trust 5.770% 07/25/34 (b)	208,343	208,679
UPFC Auto Receivables Trust 5.010% 08/15/12	1,000,000	1,000,883
WFS Financial Owner Trust 2.810% 08/22/11	13,642,377	13,462,316
3.540% 11/21/11	1,494,588	1,477,728

Total Asset-Backed Securities (cost of $73,377,324)		73,353,311

Commercial Mortgage-Backed Securities – 5.6%
CS First Boston Mortgage Securities Corp. 6.480% 05/17/40	19,470,370	19,667,402
LB-UBS Commercial Mortgage Trust 5.642% 12/15/25	6,903,799	6,969,464
Merrill Lynch Mortgage Investors, Inc. I.O., 0.984% 12/15/30 (b)	12,803,787	240,441
Morgan Stanley Capital I 5.257% 12/15/43	5,451,825	5,464,730
Nationslink Funding Corp. 6.888% 11/10/30	1,448,322	1,451,220
Nomura Asset Securities Corp. 6.590% 03/15/30	6,405,299	6,459,895
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	1,511,247	1,523,922
Prudential Securities Secured Financing Corp. 6.480% 11/01/31	3,118,532	3,159,706
Wachovia Bank Commercial Mortgage Trust 5.366% 10/15/44 (b)	10,300,000	10,319,553

Total Commercial Mortgage-Backed Securities (cost of $56,610,187)		55,256,333

See Accompanying Notes to Financial Statements.

39

Columbia Short Term Bond Fund

March 31, 2007

	Shares	Value ($)
Securities Lending Collateral – 6.5%
State Street Navigator Securities Lending Prime Portfolio (f)	63,775,486	63,775,486

Total Securities Lending Collateral (cost of $63,775,486)		63,775,486

	Par ($)
Short-Term Obligation – 0.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.260%, collateralized by a U.S. Government Agency Obligation 02/01/08, market value of $6,868,000 (repurchase proceeds $6,733,950)	6,731,000	6,731,000

Total Short-Term Obligation (cost of $6,731,000)		6,731,000

Total Investments – 106.6% (cost of $1,049,361,203)(g)		1,045,882,656

Other Assets & Liabilities, Net – (6.6)%		(64,691,942)

Net Assets – 100.0%		981,190,714

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $62,531,764.

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)	Zero coupon bond.

(d)	Investments in a security issued by an affiliate during the period ended March 31, 2007: Security name: Bank of America Mortgage Securities, 5.250% 02/25/18

Par as of 03/31/06:	$1,245,437
Par sold:	$304,410
Par as of 03/31/07:	$941,027
Net realized loss:	$(4,580)
Interest income earned:	$56,021
Value at end of period:	$937,321

Security name: MBNA Credit Card Master Note Trust, 6.550% 12/15/08

Par as of 03/31/06:	$5,000,000
Par sold:	$5,000,000
Par as of 03/31/07:	$—
Net realized loss:	$(209,383)
Interest income earned:	$94,611
Value at end of period:	$—

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $369,930, which represents less than 0.1% of net assets.

(f)	Investment made with cash collateral received from securities lending activity.

(g)	Cost for federal income tax purposes is $1,049,429,239.

See Accompanying Notes to Financial Statements.

40

Columbia Short Term Bond Fund

March 31, 2007

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	31.5
Collateralized Mortgage Obligations	29.3
Mortgage-Backed Securities	13.0
Government & Agency Obligations	12.5
Asset-Backed Securities	7.5
Commercial Mortgage-Backed Securities	5.6

99.4
Securities Lending Collateral	6.5
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	(6.6)

100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

41

Investment Portfolio – Columbia High Income Fund

March 31, 2007

Value ($)
Investment Company – 100.1%
Investment in Columbia Funds Master Investment Trust, LLC, Columbia High Income Master Portfolio*	992,821,997

Total Investments – 100.1%	992,821,997

Total Other Assets and Liabilities, Net – (0.1)%	(777,682)

Net Assets – 100.0%	992,044,315

* The financial statements of Columbia High Income Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia High Income Fund’s financial statements.

Columbia High Income Fund invests only in Columbia High Income Master Portfolio. At March 31, 2007, Columbia High Income Fund owned 98.1% of Columbia High Income Master Portfolio. Columbia High Income Master Portfolio was invested in the following asset allocation at March 31, 2007:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	86.1
Convertible Bonds	2.1
Common Stocks	1.5
Preferred Stocks	1.5
Convertible Preferred Stocks	0.7
Warrants	0.0	*

	91.9
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	1.9

	100.0

* Represents less than 0.1%.

See Accompanying Notes to Financial Statements.

42

Statements of Assets and Liabilities – Government & Corporate Bond Funds

March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Assets
Unaffiliated investments, at cost	2,413,180,049	1,048,405,949	—
Affiliated investments, at cost	—	955,254	—
Total investments, at cost	2,413,180,049	1,049,361,203	—
Investment in master portfolio, at cost	—	—	950,901,661
Unaffiliated investments, at value (including securities on loan of $111,179,134, $62,531,764 and $—, respectively)	2,409,420,788	1,044,945,335	—
Affiliated investments, at value	—	937,321	—

Total investments, at value	2,409,420,788	1,045,882,656	—

Investment in master portfolio, at value	—	—	992,821,997
Cash	139,299	3,568,692	—
Foreign currency (cost of $29, $— and $—, respectively)	29	—	—
Receivable for:
Investments sold	40,196,486	—	—
Fund shares sold	3,040,420	756,031	901,678
Interest	15,844,130	6,532,762	—
Futures variation margin	46,797	—	—
Foreign tax reclaims	38,895	—	—
Securities lending income	9,467	2,185	—
Deferred Trustees’ compensation plan	7,732	21,953	—
Other assets	2,727	3,548	—

Total assets	2,468,746,770	1,056,767,827	993,723,675
Liabilities
Unrealized depreciation on foreign forward currency contracts	48,010	—	—
Collateral on securities loaned	115,733,249	63,775,486	—
Payable for:
Investments purchased on a delayed delivery basis	423,413,503	—	—
Investments purchased	18,889,319	6,150,303	—
Fund shares repurchased	3,035,682	2,393,074	1,183,910
Distributions	5,573,825	2,475,326	—
Investment advisory fee	556,647	259,442	—
Administration fee	231,128	91,042	149,891
Transfer agent fee	97,483	111,914	95,590
Pricing and bookkeeping fees	22,514	17,297	3,167
Trustees’ fees	97,732	135,668	25,418
Distribution and service fees	15,014	44,698	139,793
Custody fee	1,511	2,231	675
Chief compliance officer expenses	3,750	3,750	3,750
Deferred Trustees’ compensation plan	7,732	21,953	—
Other liabilities	16,646	94,929	77,166

Total liabilities	567,743,745	75,577,113	1,679,360

Net Assets	1,901,003,025	981,190,714	992,044,315

See Accompanying Notes to Financial Statements.

43

Statements of Assets and Liabilities – Government & Corporate Bond Funds

March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Assets Consist of
Paid-in capital	1,907,499,894	1,011,675,394	946,275,265
Undistributed (overdistributed) net investment income	(102,911)	(985,271)	1,251,809
Accumulated net realized gain (loss)	(3,299,895)	(26,020,862)	2,596,905
Unrealized appreciation (depreciation) on:
Investments	(3,759,261)	(3,478,547)	41,920,336
Foreign currency translations	40,225	—	—
Forward foreign currency exchange contracts	(48,010)	—	—
Futures contracts	672,983	—	—

Net Assets	1,901,003,025	981,190,714	992,044,315

Class A
Net assets	24,704,228	85,635,203	123,070,830
Shares outstanding	2,536,489	8,700,379	13,504,211
Net asset value per share (a)	9.74	9.84	9.11
Maximum sales charge	3.25%	1.00%	4.75%
Maximum offering price per share (b)	10.07	9.94	9.56

Class B
Net assets	8,735,042	20,302,514	93,413,178
Shares outstanding	896,546	2,064,076	10,275,691
Net asset value per share (a)	9.74	9.84	9.09

Class C
Net assets	2,274,631	17,598,138	35,638,869
Shares outstanding	233,560	1,789,780	3,937,369
Net asset value per share (a)	9.74	9.83	9.05

Class Z
Net assets	1,865,289,124	857,654,859	739,921,438
Shares outstanding	191,343,872	87,305,682	80,540,396
Net asset value, offering and redemption price per share	9.75	9.82	9.19

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

44

Statements of Operations – Government & Corporate Bond Funds

For the Year Ended March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Investment Income:
Interest	104,514,632	51,933,804	—
Interest from affiliates	—	150,632	—
Securities lending	137,578	18,461	—
Allocated from master portfolio:
Interest	—	—	76,303,087
Dividends	—	—	547,455
Foreign taxes withheld	—	—	(7,881)

Total Investment Income	104,652,210	52,102,897	76,842,661

Expenses:
Expenses allocated from Master Portfolio	—	—	5,786,966
Investment advisory fee	6,637,263	3,276,758	—
Administration fee	2,759,882	1,373,210	1,685,790
Distribution fee:
Class B	70,489	179,241	728,930
Class C	18,991	147,037	280,789
Service fee:
Class A	68,893	191,394	296,104
Class B	23,496	59,747	243,041
Class C	6,330	49,012	93,596
Transfer agent fee	560,731	401,466	620,776
Pricing and bookkeeping fees	251,073	185,412	38,000
Trustees’ fees	9,846	7,950	4,359
Custody fee	56,811	27,058	3,749
Chief compliance officer expenses	14,863	12,649	11,964
Other expenses	180,376	186,973	285,155

Total Expenses	10,659,044	6,097,907	10,079,219

Fees waived by Distributor—Class C	—	(86,392)	—
Fees waived by Investment Advisor	—	(218,450)	—
Custody earnings credit	(33,467)	(13,247)	(1)

Net Expenses	10,625,577	5,779,818	10,079,218

Net Investment Income	94,026,633	46,323,079	66,763,443

See Accompanying Notes to Financial Statements.

45

Statements of Operations – Government & Corporate Bond Funds

For the Year Ended March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts:
Net realized gain (loss) on:
Unaffiliated investments	5,728,695	(8,342,174)	—
Affiliated investments	—	(213,963)	—
Foreign currency transactions	(155,610)	—	—
Futures contracts	(524,524)	116,873	—
Allocated from master portfolio:
Investments	—	—	4,054,196
Foreign currency transactions	—	—	(177,916)

Net realized gain (loss)	5,048,561	(8,439,264)	3,876,280

Net change in unrealized appreciation (depreciation) on:
Investments	27,386,505	18,992,758	—
Foreign currency translations	39,393	—	—
Forward foreign currency exchange contracts	(44,889)	—	—
Futures contracts	1,096,326	—	—
Allocated from master portfolio:
Investments	—	—	32,158,228
Foreign currency translations	—	—	(34,542)

Net change in unrealized appreciation	28,477,335	18,992,758	32,123,686

Net Gain	33,525,896	10,553,494	35,999,966

Net Increase Resulting from Operations	127,552,529	56,876,573	102,763,409

See Accompanying Notes to Financial Statements.

46

Statements of Changes in Net Assets – Government & Corporate Bond Funds

Increase (Decrease) in Net Assets	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia High Income Fund
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income	94,026,633	80,764,958	46,323,079	40,360,556	66,763,443	68,272,963
Net realized gain (loss) on investments, foreign currency transactions and futures contracts	5,048,561	(8,221,553)	(8,439,264)	(7,149,568)	3,876,280 (a)	28,815,338	(a)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	28,477,335	(32,076,146)	18,992,758	(5,305,854)	32,123,686 (a)	(39,790,998	) (a)

Net increase resulting from operations	127,552,529	40,467,259	56,876,573	27,905,134	102,763,409	57,297,303

Distributions Declared to Shareholders
From net investment income:
Class A	(1,263,627)	(1,385,404)	(3,132,885)	(2,123,402)	(8,253,345)	(9,515,620)
Class B	(360,687)	(335,419)	(796,833)	(466,085)	(6,033,569)	(7,416,838)
Class C	(96,960)	(74,397)	(741,078)	(563,632)	(2,335,708)	(2,751,129)
Class Z	(92,094,934)	(81,741,500)	(42,075,851)	(38,052,968)	(50,545,707)	(50,865,889)

From net realized gains:
Class A	—	(92,433)	—	—	(1,327,383)	(3,445,622)
Class B	—	(27,640)	—	—	(1,286,366)	(3,306,958)
Class C	—	(4,473)	—	—	(497,755)	(1,221,623)
Class Z	—	(5,344,291)	—	—	(8,389,949)	(20,383,962)

Total distributions declared to shareholders	(93,816,208)	(89,005,557)	(46,746,647)	(41,206,087)	(78,669,782)	(98,907,641)

Net Capital Share Transactions	(178,692,296)	191,463,632	(293,369,962)	293,630,325	35,537,596	(47,945,923)
Net Increase (Decrease) in Net Assets	(144,955,975)	142,925,334	(283,240,036)	280,329,372	59,631,223	(89,556,261)

Net Assets
Beginning of period	2,045,959,000	1,903,033,666	1,264,430,750	984,101,378	932,413,092	1,021,969,353
End of period	1,901,003,025	2,045,959,000	981,190,714	1,264,430,750	992,044,315	932,413,092
Undistributed (overdistributed) net investment income, at end of period	(102,911)	(364,717)	(985,271)	(388,643)	1,251,809	1,519,664

(a)	Allocated from the Master Portfolio.

See Accompanying Notes to Financial Statements.

47

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Total Return Bond Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	255,305	2,467,116	1,115,044	10,929,685
Proceeds received in connection with merger	—	—	953,994	9,330,140
Distributions reinvested	95,437	919,577	108,190	1,055,202
Redemptions	(1,562,500)	(14,960,178)	(1,530,442)	(14,965,230)

Net Increase (Decrease)	(1,211,758)	(11,573,485)	646,786	6,349,797

Class B
Subscriptions	81,681	785,426	58,394	576,189
Proceeds received in connection with merger	—	—	404,973	3,960,416
Distributions reinvested	30,078	289,991	29,809	291,421
Redemptions	(271,693)	(2,617,564)	(426,337)	(4,169,328)

Net Increase (Decrease)	(159,934)	(1,542,147)	66,839	658,698

Class C
Subscriptions	44,184	425,636	69,490	673,650
Proceeds received in connection with merger	—	—	150,345	1,470,370
Distributions reinvested	4,816	46,390	4,278	41,696
Redemptions	(124,509)	(1,196,377)	(65,011)	(632,903)

Net Increase (Decrease)	(75,509)	(724,351)	159,102	1,552,813

Class Z
Subscriptions	23,789,701	229,371,108	36,582,911	355,991,337
Proceeds received in connection with merger	—	—	22,698,463	221,980,764
Distributions reinvested	2,746,363	26,486,882	1,971,456	19,249,798
Redemptions	(43,816,690)	(420,710,303)	(42,339,441)	(414,319,575)

Net Increase (Decrease)	(17,280,626)	(164,852,313)	18,913,389	182,902,324

(a)	On August 22, 2005, the Fund’s Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

48

Columbia Short Term Bond Fund				Columbia High Income Fund
Year Ended March 31, 2007		Year Ended March 31, 2006 (a)		Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

2,627,369	25,821,932	815,892	8,014,083	7,870,258	70,057,781	10,545,563	96,293,774
—	—	6,699,327	65,937,486	—	—	—	—
257,515	2,519,244	174,067	1,704,933	751,340	6,661,410	919,607	8,263,003
(2,770,716)	(27,098,930)	(2,985,198)	(29,273,709)	(7,350,929)	(65,881,079)	(13,736,898)	(125,184,546)

114,168	1,242,246	4,704,088	46,382,793	1,270,669	10,838,112	(2,271,728)	(20,627,769)

94,937	924,823	35,820	344,343	783,967	6,981,437	664,199	6,047,960
—	—	3,463,903	34,072,841	—	—	—	—
65,930	644,551	37,986	371,186	488,482	4,308,318	703,410	6,300,657
(978,125)	(9,550,393)	(806,927)	(7,890,388)	(2,477,227)	(22,098,251)	(3,897,160)	(35,283,457)

(817,258)	(7,981,019)	2,730,782	26,897,982	(1,204,778)	(10,808,496)	(2,529,551)	(22,934,840)

366,916	3,587,181	228,759	2,241,579	813,442	7,232,776	1,085,154	9,808,497
—	—	1,240,526	12,195,132	—	—	—	—
54,980	537,260	40,602	397,389	186,990	1,643,169	238,232	2,124,781
(901,305)	(8,802,688)	(1,072,893)	(10,511,472)	(1,528,454)	(13,588,309)	(2,162,620)	(19,559,820)

(479,409)	(4,678,247)	436,994	4,322,628	(528,022)	(4,712,364)	(839,234)	(7,626,542)

13,308,563	129,877,080	20,445,521	200,473,766	26,158,720	234,374,389	22,904,436	209,961,888
—	—	62,543,306	614,518,797	—	—	—	—
1,067,956	10,429,840	930,596	9,109,731	1,468,999	13,137,713	1,280,724	11,549,984
(43,312,809)	(422,259,862)	(62,178,885)	(608,075,372)	(23,012,445)	(207,291,758)	(23,811,862)	(218,268,644)

(28,936,290)	(281,952,942)	21,740,538	216,026,922	4,615,274	40,220,344	373,298	3,243,228

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.56	$9.80		$10.17		$9.99		$9.65

Income from Investment Operations:
Net investment income (b)	0.44	0.35		0.31		0.34		0.33
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.18	(0.17)		(0.19)		0.24		0.53

Total from Investment Operations	0.62	0.18		0.12		0.58		0.86

Less Distributions Declared to Shareholders:
From net investment income	(0.44)	(0.39)		(0.34)		(0.34)		(0.35)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.44)	(0.42)		(0.49)		(0.40)		(0.52)

Net Asset Value, End of Period	$9.74	$9.56		$9.80		$10.17		$9.99
Total return (c)	6.65%	1.84	%(d)	1.21	%(d)	5.92	%(d)	9.05	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.79%	0.79%		0.83%		0.90%		0.92%
Net investment income (e)	4.60%	3.91%		3.08%		3.36%		3.25%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$24,704	$35,849		$30,409		$38,114		$43,828

(a)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.57	$9.81		$10.17		$9.99		$9.66

Income from Investment Operations:
Net investment income (b)	0.37	0.28		0.23		0.26		0.25
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.17	(0.17)		(0.18)		0.24		0.52

Total from Investment Operations	0.54	0.11		0.05		0.50		0.77

Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.32)		(0.26)		(0.26)		(0.27)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.37)	(0.35)		(0.41)		(0.32)		(0.44)

Net Asset Value, End of Period	$9.74	$9.57		$9.81		$10.17		$9.99
Total return (c)	5.75%	1.09	%(d)	0.55	%(d)	5.13	%(d)	8.13	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.54%	1.54%		1.58%		1.65%		1.67%
Net investment income (e)	3.85%	3.14%		2.32%		2.61%		2.50%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$8,735	$10,108		$9,707		$13,518		$18,783

(a)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.56	$9.80		$10.17		$9.99		$9.65

Income from Investment Operations:
Net investment income (b)	0.37	0.28		0.23		0.26		0.25
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.18	(0.17)		(0.19)		0.24		0.53

Total from Investment Operations	0.55	0.11		0.04		0.50		0.78

Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.32)		(0.26)		(0.26)		(0.27)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.37)	(0.35)		(0.41)		(0.32)		(0.44)

Net Asset Value, End of Period	$9.74	$9.56		$9.80		$10.17		$9.99
Total return (c)	5.86%	1.08	%(d)	0.45	%(d)	5.13	%(d)	8.24	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.54%	1.54%		1.58%		1.65%		1.67%
Net investment income (e)	3.84%	3.20%		2.32%		2.61%		2.50%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$2,275	$2,956		$1,470		$1,823		$2,823

(a)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.57	$9.81		$10.17		$10.00		$9.66

Income from Investment Operations:
Net investment income (b)	0.47	0.37		0.33		0.36		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.18	(0.16)		(0.18)		0.23		0.53

Total from Investment Operations	0.65	0.21		0.15		0.59		0.88

Less Distributions Declared to Shareholders:
From net investment income	(0.47)	(0.42)		(0.36)		(0.36)		(0.37)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.47)	(0.45)		(0.51)		(0.42)		(0.54)

Net Asset Value, End of Period	$9.75	$9.57		$9.81		$10.17		$10.00
Total return (c)	6.91%	2.10	%(d)	1.56	%(d)	6.07	%(d)	9.32	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.54%	0.54%		0.58%		0.65%		0.67%
Net investment income (e)	4.85%	4.13%		3.30%		3.61%		3.50%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$1,865,289	$1,997,046		$1,861,448		$2,260,519		$2,482,229

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.75	$9.82		$10.07		$10.10		$9.83

Income from Investment Operations:
Net investment income (b)	0.40	0.31		0.21		0.20		0.28
Net realized and unrealized gain (loss) on investments	0.09	(0.07)		(0.23)		0.02		0.30

Total from Investment Operations	0.49	0.24		(0.02)		0.22		0.58

Less Distributions Declared to Shareholders:
From net investment income	(0.40)	(0.31)		(0.21)		(0.20)		(0.28)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.40)	(0.31)		(0.23)		(0.25)		(0.31)

Net Asset Value, End of Period	$9.84	$9.75		$9.82		$10.07		$10.10
Total return (c)(d)	5.12%	2.47%		(0.19)%		2.23%		6.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.73%	0.72%		0.73%		0.72%		0.75%
Net investment income (e)	4.05%	3.27%		2.10%		1.99%		2.74%
Waiver/Reimbursement	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$85,635	$83,675		$38,130		$122,202		$130,036

(a)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

54

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.74	$9.81		$10.07		$10.09		$9.83

Income from Investment Operations:
Net investment income (b)	0.32	0.25		0.14		0.13		0.21
Net realized and unrealized gain (loss) on investments	0.11	(0.08)		(0.24)		0.03		0.29

Total from Investment Operations	0.43	0.17		(0.10)		0.16		0.50

Less Distributions Declared to Shareholders:
From net investment income	(0.33)	(0.24)		(0.14)		(0.13)		(0.21)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.33)	(0.24)		(0.16)		(0.18)		(0.24)

Net Asset Value, End of Period	$9.84	$9.74		$9.81		$10.07		$10.09
Total return (c)(d)	4.45%	1.71%		(1.03)%		1.58%		5.12%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.48%	1.47%		1.48%		1.47%		1.50%
Net investment income (e)	3.30%	2.69%		1.37%		1.24%		1.99%
Waiver/Reimbursement	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$20,303	$28,061		$1,477		$1,775		$2,170

(a)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

55

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.74	$9.81		$10.07		$10.09		$9.83

Income from Investment Operations:
Net investment income (b)	0.37	0.26		0.13		0.13		0.21
Net realized and unrealized gain (loss) on investments	0.09	(0.07)		(0.23)		0.03		0.29

Total from Investment Operations	0.46	0.19		(0.10)		0.16		0.50

Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.26)		(0.14)		(0.13)		(0.21)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.37)	(0.26)		(0.16)		(0.18)		(0.24)

Net Asset Value, End of Period	$9.83	$9.74		$9.81		$10.07		$10.09
Total return (c)(d)	4.80%	1.94%		(1.03)%		1.58%		5.12%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.04%	1.20%		1.48%		1.47%		1.50%
Net investment income (e)	3.75%	2.69%		1.36%		1.24%		1.99%
Waiver/Reimbursement	0.46%	0.35	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$17,598	$22,091		$17,980		$32,267		$54,350

(a)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

56

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.73	$9.80		$10.06		$10.08		$9.82

Income from Investment Operations:
Net investment income (b)	0.42	0.33		0.24		0.22		0.31
Net realized and unrealized gain (loss) on investments	0.09	(0.07)		(0.25)		0.04		0.29

Total from Investment Operations	0.51	0.26		(0.01)		0.26		0.60

Less Distributions Declared to Shareholders:
From net investment income	(0.42)	(0.33)		(0.23)		(0.23)		(0.31)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.42)	(0.33)		(0.25)		(0.28)		(0.34)

Net Asset Value, End of Period	$9.82	$9.73		$9.80		$10.06		$10.08
Total return (c)(d)	5.39%	2.73%		(0.04)%		2.60%		6.18%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.48%	0.47%		0.48%		0.47%		0.50%
Net investment income (e)	4.29%	3.40%		2.37%		2.24%		2.99%
Waiver/Reimbursement	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$857,655	$1,130,604		$926,514		$1,099,131		$791,981

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

57

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.91	$9.31	$9.79	$8.52	$8.80

Income from Investment Operations:
Net investment income (c)	0.62	0.63	0.66	0.70	0.75
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	(0.10)	0.03	1.36	(0.28)

Total from Investment Operations	0.94	0.53	0.69	2.06	0.47

Less Distributions Declared to Shareholders:
From net investment income	(0.62)	(0.66)	(0.65)	(0.70)	(0.75)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.74)	(0.93)	(1.17)	(0.79)	(0.75)

Net Asset Value, End of Period	$9.11	$8.91	$9.31	$9.79	$8.52
Total return (d)	11.10%	6.03%	7.64%	24.88%	6.07%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.13%	1.08%	1.09%	1.09%	1.15%
Net investment income (e)	6.88%	6.90%	6.90%	7.37%	9.22%
Net assets, end of period (in 000’s)	$123,071	$109,029	$134,980	$163,916	$97,154

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

58

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.89	$9.29	$9.77	$8.51	$8.80

Income from Investment Operations:
Net investment income (c)	0.55	0.56	0.58	0.64	0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	(0.10)	0.04	1.35	(0.29)

Total from Investment Operations	0.87	0.46	0.62	1.99	0.40

Less Distributions Declared to Shareholders:
From net investment income	(0.55)	(0.59)	(0.58)	(0.64)	(0.69)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.67)	(0.86)	(1.10)	(0.73)	(0.69)

Net Asset Value, End of Period	$9.09	$8.89	$9.29	$9.77	$8.51
Total return (d)	10.29%	5.25%	6.89%	23.91%	5.20%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.88%	1.83%	1.84%	1.84%	1.90%
Net investment income (e)	6.16%	6.22%	6.17%	6.62%	8.47%
Net assets, end of period (in 000’s)	$93,413	$102,085	$130,088	$144,762	$95,110

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

59

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.86	$9.25	$9.74	$8.47	$8.77

Income from Investment Operations:
Net investment income (c)	0.55	0.56	0.58	0.64	0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	(0.09)	0.03	1.36	(0.30)

Total from Investment Operations	0.86	0.47	0.61	2.00	0.39

Less Distributions Declared to Shareholders:
From net investment income	(0.55)	(0.59)	(0.58)	(0.64)	(0.69)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.67)	(0.86)	(1.10)	(0.73)	(0.69)

Net Asset Value, End of Period	$9.05	$8.86	$9.25	$9.74	$8.47
Total return (d)	10.21%	5.39%	6.80%	24.15%	5.09%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.88%	1.83%	1.84%	1.84%	1.90%
Net investment income (e)	6.16%	6.23%	6.21%	6.62%	8.47%
Net assets, end of period (in 000’s)	$35,639	$39,547	$49,066	$63,005	$32,453

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

60

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.98	$9.37	$9.86	$8.57	$8.86

Income from Investment Operations:
Net investment income (c)	0.64	0.66	0.67	0.73	0.77
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.10)	0.04	1.38	(0.29)

Total from Investment Operations	0.97	0.56	0.71	2.11	0.48

Less Distributions Declared to Shareholders:
From net investment income	(0.64)	(0.68)	(0.68)	(0.73)	(0.77)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.76)	(0.95)	(1.20)	(0.82)	(0.77)

Net Asset Value, End of Period	$9.19	$8.98	$9.37	$9.86	$8.57
Total return (d)	11.41%	6.37%	7.76%	25.30%	6.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.88%	0.83%	0.84%	0.84%	0.90%
Net investment income (e)	7.14%	7.19%	7.09%	7.62%	9.47%
Net assets, end of period (in 000’s)	$739,921	$681,752	$707,834	$798,398	$460,639

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

61

Notes to Financial Statements – Government & Corporate Bond Funds

March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Columbia High Income Fund

Investment Goals

Columbia Total Return Bond Fund seeks total return by investing in investment grade fixed income securities. Columbia Short Term Bond Fund seeks high current income consistent with minimal fluctuation of principal. Columbia High Income Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Columbia High Income Fund (the “Feeder Fund”) seeks to achieve its investment objective by investing substantially all of its assets in Columbia High Income Master Portfolio (the “Master Portfolio”). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the “Master Trust”). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund’s investment in the Master Portfolio included in the Statements of Assets and Liabilities reflects the Feeder Fund’s proportionate amount of beneficial interest in the net assets of the Master Portfolio (98.1% of the Master Portfolio at March 31, 2007). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund’s financial statements. Other funds that are managed by Columbia Management Advisors, LLC (“Columbia”), and are not registered under the 1940 Act and whose financial statements are not presented here, also invest in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00%, 3.25% and 4.75% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 3.00%, 3.00% and 5.00% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds’ prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and certain investment company shares are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds’ Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various

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Government & Corporate Bond Funds

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pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Similar policies are followed by the Master Portfolio in which the Feeder Fund invests. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio’s valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Futures Contracts

With the exception of the Feeder Fund, all Funds may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia, the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Funds, with the exception of the Feeder Fund, may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds’ investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net

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realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Delayed Delivery Securities

The Funds, with the exception of the Feeder Fund, may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds hold until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Repurchase Agreements

Each Fund, with the exception of the Feeder Fund, may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Treasury Inflation Protected Securities

The Funds, with the exception of the Feeder Fund, may invest in Treasury Inflation Protected Securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Loan Participations and Commitments

The Funds, with the exception of the Feeder Fund, may invest in loan participations. When a Fund purchases a loan participation, a Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. As a result, a Fund assumes the credit risk of the borrower, selling participant and any other persons interpositioned between a Fund and the borrower (“Intermediate Participants”). A Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the selling participant.

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Government & Corporate Bond Funds

March 31, 2007

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income and corporate actions are recorded on ex-dividend date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains and losses and expenses are allocated daily to investors in the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for each Fund except the Feeder Fund. The Feeder Fund declares and pays dividends monthly. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, because this would involve future claims against the Funds. Also, under the Funds’ organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

65

Government & Corporate Bond Funds

March 31, 2007

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, paydown reclassifications, Section 988 bond bifurcation, allocations from the Master Portfolio, expired capital loss carryforwards and discount accretion adjustments were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Total Return Bond Fund	$51,381	$(51,382)	$1
Columbia Short Term Bond Fund	(173,060)	1,081,676	(908,616)
Columbia High Income Fund	137,031	(164,919)	27,888

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	March 31, 2007
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$93,816,208	$—
Columbia Short Term Bond Fund	46,746,647	—
Columbia High Income Fund	67,432,980	11,236,802

	March 31, 2006
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$85,293,544	$3,712,014
Columbia Short Term Bond Fund	41,206,087	—
Columbia High Income Fund	74,355,142	24,552,499
*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)
Columbia Total Return Bond Fund	$5,535,537	$(4,450,240)
Columbia Short Term Bond Fund	1,497,747	(3,546,583)
Columbia High Income Fund	4,204,046	41,781,106

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation		Unrealized Depreciation	Net Unrealized Depreciation*
Columbia Total Return Bond Fund	$12,284,915		$(16,735,155)	$(4,450,240)
Columbia Short Term Bond Fund	2,292,096		(5,838,679)	(3,546,583)
Columbia High Income Fund		**	**	**

*	The differences between book-basis and tax basis net unrealized depreciation are primarily due to wash sales and discount accretion adjustments.

**	See Columbia High Income Master Portfolio’s Notes to Financial Statements for tax basis information.

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Government & Corporate Bond Funds

March 31, 2007

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in 2012	Expiring in 2013	Expiring in 2014	Expiring in 2015	Total
Columbia Total Return Bond Fund	$—	$325,588	$72,823	$1,644,323	$2,042,734
Columbia Short Term Bond Fund	1,127,032	4,476,378	7,426,061	12,691,619	25,721,090

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, Columbia Short Term Bond Fund deferred post-October capital losses of $231,736 attributed to security transactions to April 1, 2007.

During the year ended March 31, 2007, Columbia Short Term Bond Fund had expired capital loss carryforwards of $1,103,186.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Funds and Columbia High Income Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

Fees on Average Net Assets	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund
First $500 Million	0.40%	0.30%
$500 Million to $1 Billion	0.35%	0.30%
$1 Billion to $1.5 Billion	0.32%	0.30%
$1.5 Billion to $3 Billion	0.29%	0.30%
$3 Billion to $6 Billion	0.28%	0.30%
Over $6 Billion	0.27%	0.30%

The Feeder Fund indirectly pays for investment advisory services through its investment in the Master Portfolio (see Note 4 of Notes to Financial Statements of the Master Portfolio).

For the year ended March 31, 2007, the effective investment advisory fee rates for Columbia Total Return Bond Fund and Columbia Short Term Bond Fund, as a percentage of each Fund’s average daily net assets, was 0.34% and 0.30%, respectively.

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds’ average daily net assets at the annual rates listed below less the fees payable by the Funds under the agreements described in the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Total Return Bond Fund	0.15%
Columbia Short Term Bond Fund	0.14%
Columbia High Income Fund	0.18%

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Government & Corporate Bond Funds

March 31, 2007

Columbia has voluntarily agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund at an annual rate of 0.02% of Columbia Short Term Bond Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each of the Funds, with the exception of the Feeder Fund, pays a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds, with the exception of the Feeder Fund, reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses. In addition, under the Services Agreement, the Funds reimburse Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in the “administration fee” on the Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Funds, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amounts paid to affiliates by each of the Funds under these agreements are as follows:

Columbia Total Return Bond Fund	$120,944
Columbia Short Term Bond Fund	120,944
Columbia High Income Fund	28,500

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

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The Transfer Agent has voluntarily agreed to waive a portion of its fees so that Transfer Agent Fees (excluding out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually of average net assets for Columbia High Income Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of fee waivers, if any, as a percentage of each Fund’s average daily net assets, were as follows:

Transfer Agent Fee Rate
Columbia Total Return Bond Fund	0.03%
Columbia Short Term Bond Fund	0.04%
Columbia High Income Fund	0.06%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds’ shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charge (“CDSC”) fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$728	$1,031	$7,584	$38
Columbia Short Term Bond Fund	1,630	21	14,354	691
Columbia High Income Fund	35,780	—	193,913	20,030

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*	Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

The Distributor has voluntarily agreed to waive 0.44% of distribution fees on Class C shares for Columbia Short Term Bond Fund. This fee waiver may be removed or eliminated by the Distributor at any time.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2007, to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) as a percentage of the respective Fund’s average daily net assets, exceed the following annual rates:

Annual Rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	0.93%

There is no guarantee that these expense limitations will continue after July 31, 2007. Columbia is entitled to recover from Columbia Total Return Bond Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Fund to exceed the expense limitations in effect at the time of recovery.

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At March 31, 2007, the amount potentially recoverable from Columbia Total Return Bond Fund is $1,044,185, which expires March 31, 2008.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds’ Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this Plan are unfunded and any payments to plan participants are paid solely out of the Funds’ assets. Income earned on the plan participant’s deferral account is based upon the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in “Trustees fees” on the Statements of Operations. The liability for the deferred compensation plan is included in “Trustees fees” on the Statements of Assets and Liabilities.

As a result of fund mergers, certain funds assumed the assets and liabilities of the deferred compensation plan of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities				Other Investment Securities
	Purchases		Sales		Purchases		Sales
Columbia Total Return Bond Fund	$6,010,648,268		$6,110,925,571		$1,243,332,453		$1,208,848,903
Columbia Short Term Bond Fund	279,495,640		343,746,637		486,083,572		685,084,413
Columbia High Income Fund		*		*		*		*

*	See Columbia High Income Master Portfolio for portfolio turnover information.

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value are authorized for the Trust. The Trust’s Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares within eight years as follows:

Columbia Total Return Bond Fund
Class B Shares Purchased:	Will Convert to Class A shares After:
- after November 15, 1998	Eight years
- between August 1, 1998 and November 15, 1998
$0 - $249,999	Six years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years

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Columbia High Income Fund
Class B Shares Purchased:	Will Convert to Class A Shares After:
- after November 15, 1998	Eight years
- between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
- before August 1, 1997	Eight years

As of March 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	69.9
Columbia Short Term Bond Fund	62.7
Columbia High Income Fund	54.9

As of March 31, 2007, the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	14.8
Columbia Short Term Bond Fund	6.1
Columbia High Income Fund	6.5

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statements of Operations.

For the year ended March 31, 2007, the Funds did not borrow under these arrangements.

Note 8. Securities Lending

With the exception of the Feeder Fund, each Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

During the year ended March 31, 2007, Columbia Total Return Bond Fund and Columbia Short Term Bond Fund participated in the program.

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Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

Certain Funds invest in securities of foreign issuers. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims

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brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 10. Business Combinations and Mergers

On September 23, 2005, Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund merged into Nations Short-Term Income Fund. Class A, Class B, Class C and Class Z shares of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Short-Term Income Fund, respectively. Class D, Class G and Class T shares of Columbia Short Term Bond Fund were issued in exchange for Class C, Class Z and Class A shares of Nations Short-Term Income Fund, respectively. Nations Short-Term Income Fund received a tax-free transfer of assets from Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Depreciation*
Nations Short-Intermediate Government Fund	32,022,936	$315,056,275	$(1,705,711)
Columbia Short Term Bond Fund	41,924,126	411,667,981	(2,724,126)

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Net Assets of Nations Short-Term Income Fund Prior to Combination	Net Assets of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund Immediately Prior to Combination	Net Assets of Nations Short-Term Income Fund After Combination
$945,397,619	$726,724,256	$1,672,121,875

*	Unrealized depreciation is included in the respective Net Assets Received.

Nations Short-Term Income Fund was then renamed Columbia Short Term Bond Fund.

On October 7, 2005, Columbia Fixed Income Securities Fund merged into Nations Bond Fund. Class A, Class B, Class C and Class Z shares of Columbia Fixed Income Securities Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Bond Fund, respectively. Class D shares of Columbia Fixed Income Securities Fund were issued in exchange for Class C shares of Nations Bond Fund. Nations Bond Fund received a tax-free transfer of assets from Columbia Fixed Income Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation*
24,207,775	$236,741,690	$(361,652)

Net Assets of Nations Bond Fund Prior to Combination	Net Assets of Columbia Fixed Income Securities Fund Immediately Prior to Combination	Net Assets of Nations Bond Fund After Combination
$1,802,681,747	$236,741,690	$2,039,423,437

Nations Bond Fund was then renamed Columbia Total Return Bond Fund.

*	Unrealized depreciation is included in the Net Assets Received.

74

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia High Income Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the “Funds”) at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

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Columbia Funds Master Investment Trust, LLC

Columbia High Income Master Portfolio Annual Report

March 31, 2007

The following pages should be read in conjunction with Columbia High Income Fund’s Annual Report.

76

Investment Portfolio – Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes – 86.1%

	Par ($)	Value ($)
Basic Materials – 7.6%
Chemicals – 2.5%
Agricultural Chemicals – 0.3%
Mosaic Co.
7.375% 12/01/14 (a)	1,370,000	1,428,225
7.625% 12/01/16 (a)	1,640,000	1,730,200

		3,158,425

Chemical-Plastics – 0.3%
CPG International I, Inc.
10.500% 07/01/13	2,465,000	2,588,250

		2,588,250

Chemicals-Diversified – 1.1%
EquiStar Chemicals LP
10.125% 09/01/08	765,000	805,163
10.625% 05/01/11	4,635,000	4,889,925
NOVA Chemicals Corp.
8.502% 11/15/13 (b)	2,040,000	2,029,800
Phibro Animal Health Corp.
10.000% 08/01/13 (a)	3,285,000	3,498,525

		11,223,413

Chemicals-Specialty – 0.8%
EquiStar Chemicals LP
7.550% 02/15/26	2,925,000	2,888,438
Millennium America, Inc.
7.625% 11/15/26	3,525,000	3,480,937
Tronox Worldwide LLC/Tronox Finance Corp.
9.500% 12/01/12	1,930,000	2,045,800

		8,415,175

Chemicals Total		25,385,263

Forest Products & Paper – 3.1%
Paper & Related Products – 3.1%
Abitibi-Consolidated, Inc.
8.850% 08/01/30	1,645,000	1,464,050
Bowater Canada Finance
7.950% 11/15/11	935,000	909,287
Bowater, Inc.
9.375% 12/15/21	3,995,000	4,014,975
9.500% 10/15/12	105,000	107,100
Georgia-Pacific Corp.
7.000% 01/15/15 (a)	6,065,000	6,095,325
7.750% 11/15/29	2,930,000	2,900,700
8.000% 01/15/24	921,000	925,605
8.875% 05/15/31	6,745,000	7,149,700
Glatfelter
7.125% 05/01/16	3,190,000	3,237,850

	Par ($)	Value ($)
Smurfit Capital Funding PLC Ltd.
7.500% 11/20/25	4,100,000	4,182,000

		30,986,592

Forest Products & Paper Total		30,986,592

Iron/Steel – 1.2%
Steel-Specialty – 1.2%
Allegheny Ludlum Corp.
6.950% 12/15/25	3,850,000	3,965,500
Allegheny Technologies, Inc.
8.375% 12/15/11	5,490,000	5,901,750
UCAR Finance, Inc.
10.250% 02/15/12	2,079,000	2,182,950

		12,050,200

Iron/Steel Total		12,050,200

Metals & Mining – 0.8%
Metal-Diversified – 0.6%
Freeport-McMoRan Copper & Gold, Inc.
8.250% 04/01/15	1,580,000	1,700,475
8.375% 04/01/17	3,855,000	4,168,219

		5,868,694

Recycling – 0.2%
Aleris International, Inc.
7.375% 12/19/13 (b)(c)	2,500,000	2,503,125

		2,503,125

Metals & Mining Total		8,371,819

Basic Materials Total		76,793,874

Communications – 15.1%
Media – 5.7%
Cable TV – 0.6%
Shaw Communications, Inc.
7.500% 11/20/13	6,060,000	5,839,646

		5,839,646

Multimedia – 1.0%
CanWest Media, Inc.
8.000% 09/15/12	3,180,833	3,292,162
Quebecor Media, Inc.
7.750% 03/15/16	6,885,000	7,074,338

		10,366,500

Publishing-Books – 1.0%
Houghton Mifflin Co.
7.200% 03/15/11	4,490,000	4,557,350

See Accompanying Notes to Financial Statements.

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Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Morris Publishing Group LLC
7.000% 08/01/13	5,605,000	5,352,775

		9,910,125

Publishing-Newspapers – 0.5%
Medianews Group, Inc.
6.875% 10/01/13	1,780,000	1,619,800
Sun Media Corp.
7.625% 02/15/13	3,800,000	3,857,000

		5,476,800

Publishing-Periodicals – 1.0%
Dex Media East LLC
12.125% 11/15/12	516,000	564,375
Nielsen Finance LLC
7.610% 08/04/13 (b)(c)	6,372,975	6,422,748
Ziff Davis Media, Inc.
11.360% 05/01/12 (b)	3,090,000	3,097,725

		10,084,848

Television – 1.6%
ION Media Networks, Inc.
8.610% 01/15/12 (a)(b)	5,235,000	5,352,787
11.610% 01/15/13 (a)(b)	4,715,000	4,915,387
Videotron Ltee
6.375% 12/15/15	665,000	653,363
6.875% 01/15/14	5,500,000	5,555,000

		16,476,537

Media Total		58,154,456

Telecommunication Services – 9.4%
Cellular Telecommunications – 2.5%
Centennial Cellular Operating Co./Centennial Communications Corp.
10.125% 06/15/13	1,935,000	2,089,800
Dobson Cellular Systems, Inc.
8.375% 11/01/11	2,950,000	3,130,687
9.875% 11/01/12	1,725,000	1,880,250
Millicom International Cellular SA
10.000% 12/01/13	6,445,000	7,057,275
Rogers Wireless, Inc.
8.000% 12/15/12	5,025,000	5,326,500
9.625% 05/01/11	2,210,000	2,519,400
9.750% 06/01/16	1,735,000	2,186,100
Rural Cellular Corp.
9.875% 02/01/10	725,000	764,875

		24,954,887

	Par ($)	Value ($)
Satellite Telecommunications – 1.4%
Inmarsat Finance II PLC
(d) 11/15/12 (10.375% 11/15/08)	5,755,000	5,438,475
Intelsat Subsidiary Holding Co., Ltd.
8.250% 01/15/13	4,615,000	4,811,138
Loral Cyberstar, Inc.
10.000% 07/15/06 (e)(f)	1,164,000	—
PanAmSat Corp.
9.000% 08/15/14	1,298,000	1,405,085
9.000% 06/15/16	2,380,000	2,620,975

		14,275,673

Telecommunication Equipment – 1.7%
Lucent Technologies, Inc.
5.500% 11/15/08	4,350,000	4,317,375
6.450% 03/15/29	9,580,000	8,645,950
6.500% 01/15/28	920,000	830,300
Nortel Networks Ltd.
10.750% 07/15/16 (a)	3,515,000	3,901,650

		17,695,275

Telecommunication Services – 0.7%
Colo.Com, Inc.
13.875% 03/15/10 (a)(e)(f)(g)	944,357	—
GCI, Inc.
7.250% 02/15/14	3,225,000	3,225,000
Mobifon Holdings BV
12.500% 07/31/10	3,250,000	3,518,125

		6,743,125

Telephone-Integrated – 3.1%
Qwest Communications International, Inc.
7.250% 02/15/11	5,545,000	5,676,694
Qwest Corp.
5.625% 11/15/08	165,000	165,000
6.950% 06/30/10 (b)(c)	6,500,000	6,670,625
7.125% 11/15/43	2,950,000	2,832,000
7.250% 09/15/25	1,410,000	1,454,063
7.500% 10/01/14	2,595,000	2,737,725
8.875% 03/15/12	1,130,000	1,248,650
8.875% 06/01/31	10,005,000	10,430,212

		31,214,969

Telecommunication Services Total		94,883,929

Communications Total		153,038,385

See Accompanying Notes to Financial Statements.

78

Columbia High Income Master Portfolio

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Cyclical – 13.5%
Airlines – 2.0%
Airlines – 2.0%
Delta Air Lines, Inc.
8.300% 12/15/29 (g)	5,369,000	3,020,062
9.250% 03/15/22 (g)	715,000	393,250
9.750% 05/15/21 (g)	2,335,000	1,284,250
10.000% 08/15/08 (g)	1,945,000	1,060,025
10.375% 02/01/11 (g)	4,295,000	2,383,725
10.375% 12/15/22 (g)	2,990,000	1,644,500
Northwest Airlines, Inc.
7.875% 03/15/08 (g)	1,035,000	874,575
8.700% 03/15/07 (g)	260,000	219,700
9.875% 03/15/07 (g)	5,625,000	4,865,625
10.000% 02/01/09 (g)	4,565,000	3,857,425

		19,603,137

Airlines Total		19,603,137

Apparel – 0.4%
Textile-Apparel – 0.4%
Unifi, Inc.
11.500% 05/15/14	4,435,000	4,401,737

		4,401,737

Apparel Total		4,401,737

Auto Parts & Equipment – 2.7%
Auto/Truck Parts & Equipment-Original – 1.0%
Collins & Aikman Products Co.
12.875% 08/15/12 (a)(g)	6,910,000	8,638
Lear Corp.
8.500% 12/01/13	1,895,000	1,831,044
8.750% 12/01/16	1,700,000	1,623,500
Tenneco Automotive, Inc.
8.625% 11/15/14	3,145,000	3,278,662
10.250% 07/15/13	2,895,000	3,155,550

		9,897,394

Rubber-Tires – 1.7%
Goodyear Tire & Rubber Co.
6.375% 03/15/08	982,000	984,455
8.140% 04/30/10 (b)(c)	5,000,000	5,035,400
11.250% 03/01/11	10,570,000	11,613,787

		17,633,642

Auto Parts & Equipment Total		27,531,036

Entertainment – 0.1%
Gambling (Non-Hotel) – 0.1%
Isle of Capri Casinos, Inc.
9.000% 03/15/12	845,000	880,913

		880,913

	Par ($)	Value ($)
Motion Pictures & Services – 0.0%
United Artists Theatre Circuit, Inc.
9.300% 07/01/15 (e)(i)	274,485	247,037

		247,037

Entertainment Total		1,127,950

Leisure Time – 0.6%
Recreational Centers – 0.6%
Town Sports International, Inc. (d) 02/01/14 (11.000% 02/01/09)	4,200,000	3,759,000
7.125% 02/27/14 (b)(c)	2,075,000	2,077,594

		5,836,594

Leisure Time Total		5,836,594

Lodging – 3.7%
Casino Hotels – 3.2%
Boyd Gaming Corp.
7.750% 12/15/12	7,382,000	7,621,915
Caesars Entertainment, Inc.
8.875% 09/15/08	335,000	349,238
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	1,475,000	1,524,781
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	1,885,000	2,059,362
Jacobs Entertainment, Inc.
9.750% 06/15/14	3,955,000	4,043,987
Mandalay Resort Group
9.500% 08/01/08	2,825,000	2,948,594
10.250% 08/01/07	205,000	207,563
MGM Mirage
9.750% 06/01/07	2,245,000	2,256,225
Mohegan Tribal Gaming Authority
6.375% 07/15/09	3,250,000	3,233,750
MTR Gaming Group, Inc.
9.000% 06/01/12	2,550,000	2,652,000
Penn National Gaming, Inc.
6.750% 03/01/15	3,215,000	3,118,550
6.875% 12/01/11	405,000	405,000
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (a)(b)	2,045,000	2,085,900

		32,506,865

See Accompanying Notes to Financial Statements.

79

Columbia High Income Master Portfolio

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Hotels & Motels – 0.5%
Gaylord Entertainment Co.
6.750% 11/15/14	1,930,000	1,879,338
8.000% 11/15/13	3,135,000	3,209,456

		5,088,794

Lodging Total		37,595,659

Retail – 3.4%
Multilevel Direct Selling – 0.3%
Jafra Cosmetics International, Inc./Distribuidora Comerical Jafra SA de CV
10.750% 05/15/11	2,952,000	3,125,430

		3,125,430

Retail-Drug Stores – 1.7%
Jean Coutu Group, Inc.
8.500% 08/01/14	5,635,000	6,113,975
Rite Aid Corp.
7.500% 01/15/15	4,020,000	4,009,950
7.500% 03/01/17	3,185,000	3,145,187
8.625% 03/01/15	4,350,000	4,121,625

		17,390,737

Retail-Miscellaneous/Diversified – 0.2%
Harry & David Holdings, Inc.
9.000% 03/01/13	1,835,000	1,871,700

		1,871,700

Retail-Propane Distributors – 0.7%
Star Gas Partners LP/Star Gas Finance Co.
10.250% 02/15/13	6,595,000	7,007,188

		7,007,188

Retail-Toy Store – 0.5%
Toys R Us, Inc.
7.625% 08/01/11	5,325,000	5,058,750

		5,058,750

Retail Total		34,453,805

Textiles – 0.6%
Textile-Products – 0.6%
Invista
9.250% 05/01/12 (a)	5,740,000	6,113,100

		6,113,100

Textiles Total		6,113,100

Consumer Cyclical Total		136,663,018

	Par ($)	Value ($)
Consumer Non-Cyclical – 11.3%
Agriculture – 1.0%
Tobacco – 1.0%
Reynolds American, Inc.
7.625% 06/01/16	5,400,000	5,744,688
7.750% 06/01/18	3,895,000	4,202,736

		9,947,424

Agriculture Total		9,947,424

Commercial Services – 2.9%
Commercial Services – 0.7%
Language Line Holdings, Inc.
11.125% 06/15/12	3,895,000	4,138,437
Vertrue, Inc.
9.250% 04/01/14	2,380,000	2,606,100

		6,744,537

Commercial Services-Finance – 0.0%
Cardtronics, Inc.
9.250% 08/15/13	305,000	320,250

		320,250

Diversified Operations /Commercial Services – 0.4%
Chemed Corp.
8.750% 02/24/11	3,565,000	3,707,600

		3,707,600

Marine Services – 0.2%
Great Lakes Dredge & Dock Corp.
7.750% 12/15/13	1,760,000	1,746,800

		1,746,800

Printing-Commercial – 0.8%
Phoenix Color Corp.
13.000% 02/01/09	3,391,000	3,399,477
Quebecor World, Inc.
9.750% 01/15/15 (a)	1,885,000	1,979,250
Vertis, Inc.
9.750% 04/01/09	3,240,000	3,296,700

		8,675,427

Protection-Safety – 0.5%
Protection One Alarm Monitoring
8.125% 01/15/09	4,690,000	4,695,863

		4,695,863

See Accompanying Notes to Financial Statements.

80

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Schools – 0.3%
Knowledge Learning Corp., Inc.
7.750% 02/01/15 (a)	3,610,000	3,546,825

		3,546,825

Commercial Services Total		29,437,302

Food – 2.4%
Food-Meat Products – 0.4%
Swift & Co.
10.125% 10/01/09	4,150,000	4,284,875

		4,284,875

Food-Miscellaneous/Diversified – 1.8%
Chiquita Brands International, Inc.
7.500% 11/01/14	2,880,000	2,595,600
8.875% 12/01/15	2,903,000	2,728,820
Dean Foods Co.
8.150% 08/01/07	7,900,000	7,900,000
Pinnacle Foods Holding Corp.
8.250% 12/01/13	4,180,000	4,545,959

		17,770,379

Poultry – 0.2%
Pilgrim’s Pride Corp.
7.625% 05/01/15	1,235,000	1,231,912
8.375% 05/01/17	925,000	913,438

		2,145,350

Food Total		24,200,604

Healthcare Products – 0.8%
Medical Products – 0.8%
Encore Medical Finance LLC/Encore Medical Finance Corp.
11.750% 11/15/14 (a)	2,580,000	2,644,500
Hanger Orthopedic Group, Inc.
10.250% 06/01/14	3,560,000	3,782,500
Invacare Corp.
9.750% 02/15/15 (a)	2,110,000	2,120,550

		8,547,550

Healthcare Products Total		8,547,550

Healthcare Services – 3.3%
Medical Products – 1.2%
BHM Technology
8.320% 07/21/13 (b)(c)	121,915	117,800
8.350% 07/21/13 (b)(c)	3,047,872	2,945,007
8.360% 07/21/13 (b)(c)	1,523,936	1,472,503
Fisher Scientific International, Inc.
6.125% 07/01/15	2,105,000	2,110,109

	Par ($)	Value ($)
Talecris Biotherapeutics
10.500% 12/06/13 (b)(c)	1,665,825	1,672,072
11.860% 12/06/14 (b)(c)	3,340,000	3,410,975

		11,728,466

Medical-HMO – 0.3%
Centene Corp.
7.250% 04/01/14 (a)	2,700,000	2,713,500

		2,713,500

Medical-Hospitals – 1.0%
HCA, Inc.
9.250% 11/15/16 (a)	4,045,000	4,363,544
Triad Hospitals, Inc.
7.000% 05/15/12	3,105,000	3,221,437
7.000% 11/15/13	2,490,000	2,598,938

		10,183,919

Medical-Nursing Homes – 0.2%
Skilled Healthcare Group
11.000% 01/15/14 (a)	2,045,000	2,275,062

		2,275,062

Physician Practice Management – 0.6%
Ameripath, Inc.
10.500% 04/01/13	5,780,000	6,184,600

		6,184,600

Healthcare Services Total		33,085,547

Household Products/Wares – 0.5%

Consumer Products-Miscellaneous – 0.2%
Jarden Corp.
7.500% 05/01/17	2,200,000	2,222,000

		2,222,000

Office Supplies & Forms – 0.3%
ACCO Brands Corp.
7.625% 08/15/15	3,175,000	3,175,000

		3,175,000

Household Products/Wares Total		5,397,000

Pharmaceuticals – 0.4%
Medical-Drugs – 0.4%
Angiotech Pharmaceuticals, Inc.
7.750% 04/01/14	1,702,000	1,570,095
9.110% 12/01/13 (a)(b)	340,000	347,225

See Accompanying Notes to Financial Statements.

81

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Warner Chilcott Corp. Series B,
7.360% 01/18/12 (b)(c)	538,037	540,248
7.610% 01/18/12 (b)(c)	641,019	643,654
Series C,
7.614% 01/18/11 (b)(c)	323,709	325,040
Warner Chilcott Dovonex Delayed Draw
7.614% 01/21/12 (b)(c)	176,280	176,720

		3,602,982

Pharmaceuticals Total		3,602,982

Consumer Non-Cyclical Total		114,218,409

Diversified – 0.5%
Holding Companies-Diversified – 0.5%
Diversified Operations – 0.2%
Kansas City Southern Railway
9.500% 10/01/08	1,935,000	2,026,913

		2,026,913

Special Purpose Aquisitions – 0.3%
ESI Tractebel Acquisition Corp.
7.990% 12/30/11	3,166,000	3,235,104

		3,235,104

Holding Companies-Diversified Total		5,262,017

Diversified Total		5,262,017

Energy – 10.5%
Coal – 0.4%
Peabody Energy Corp.
7.375% 11/01/16	2,900,000	3,052,250
7.875% 11/01/26	980,000	1,053,500

		4,105,750

Coal Total		4,105,750

Energy-Alternate Sources – 0.0%
Salton Sea Funding
8.300% 05/30/11 (i)	2,621	2,800

		2,800

Energy-Alternate Sources Total		2,800

	Par ($)	Value ($)
Oil & Gas – 5.3%
Oil & Gas Drilling – 0.9%
Parker Drilling Co.
9.625% 10/01/13	5,885,000	6,385,225
Pride International, Inc.
7.375% 07/15/14	2,485,000	2,547,125

		8,932,350

Oil Companies-Exploration & Production – 4.4%
Chaparral Energy, Inc.
8.500% 12/01/15	5,825,000	5,752,187
8.875% 02/01/17 (a)	3,280,000	3,296,400
Chesapeake Energy Corp.
6.875% 11/15/20	1,885,000	1,875,575
Forest Oil Corp.
8.000% 12/15/11	3,350,000	3,492,375
Hilcorp Energy LP/Hilcorp Finance Co.
7.750% 11/01/15 (a)	2,570,000	2,525,025
9.000% 06/01/16 (a)	1,760,000	1,865,600
Mariner Energy, Inc.
7.500% 04/15/13	3,755,000	3,689,288
Newfield Exploration Co.
6.625% 04/15/16	1,805,000	1,805,000
Petroquest Energy, Inc.
10.375% 05/15/12	865,000	903,925
Pogo Producing Co.
6.625% 03/15/15	270,000	263,250
6.875% 10/01/17	5,955,000	5,806,125
Stone Energy Corp.
6.750% 12/15/14	1,665,000	1,556,775
Venoco, Inc.
8.750% 12/15/11	1,440,000	1,447,200
Vintage Petroleum, Inc.
8.250% 05/01/12	4,435,000	4,623,013
Whiting Petroleum Corp.
7.000% 02/01/14	5,620,000	5,479,500

		44,381,238

Oil & Gas Total		53,313,588

Oil & Gas Services – 0.7%
Oil Field Machinery & Equipment – 0.3%
Complete Production Services, Inc.
8.000% 12/15/16 (a)	2,650,000	2,716,250

		2,716,250

Oil-Field Services – 0.4%
Allis-Chalmers Energy, Inc.
8.500% 03/01/17	615,000	605,775
9.000% 01/15/14	4,075,000	4,105,563

		4,711,338

Oil & Gas Services Total		7,427,588

See Accompanying Notes to Financial Statements.

82

Columbia High Income Master Portfolio

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Pipelines – 4.1%
ANR Pipeline Co.
7.375% 02/15/24	1,205,000	1,383,159
8.875% 03/15/10	635,000	663,181
9.625% 11/01/21	6,425,000	8,704,378
El Paso Corp.
7.800% 08/01/31	1,600,000	1,768,000
El Paso Natural Gas Co.
7.500% 11/15/26	1,750,000	1,952,472
7.625% 08/01/10	5,240,000	5,468,354
8.375% 06/15/32	1,860,000	2,291,606
8.625% 01/15/22	1,880,000	2,281,592
MarkWest Energy Partners LP
6.875% 11/01/14	1,065,000	1,033,050
8.500% 07/15/16	4,100,000	4,274,250
Pacific Energy Partners LP/Pacific Energy Finance Corp.
7.125% 06/15/14	1,850,000	1,931,992
Southern Natural Gas Co.
7.350% 02/15/31	2,035,000	2,250,720
8.000% 03/01/32	4,040,000	4,798,817
Williams Companies, Inc.
7.125% 09/01/11	1,970,000	2,063,575

		40,865,146

Pipelines Total		40,865,146

Energy Total		105,714,872

Financials – 9.9%
Banks – 0.4%
Commercial Banks-Western US – 0.4%
Fremont General Corp.
7.875% 03/17/09	3,965,000	3,687,450

		3,687,450

Banks Total		3,687,450

Diversified Financial Services – 6.1%
Finance-Auto Loans – 2.3%
Ford Motor Credit Co.
7.375% 10/28/09	3,595,000	3,588,392
7.875% 06/15/10	1,095,000	1,099,072
General Motors Acceptance Corp.
6.750% 12/01/14	3,605,000	3,544,047
8.000% 11/01/31	14,100,000	15,117,231

		23,348,742

	Par ($)	Value ($)

Finance-Investment Banker/ Broker – 0.8%
LaBranche & Co., Inc.
9.500% 05/15/09	3,440,000	3,612,000
11.000% 05/15/12	3,910,000	4,261,900

		7,873,900

Finance-Other Services – 0.9%
AMR Real Estate Partners, LP
7.125% 02/15/13 (a)	1,515,000	1,496,063
8.125% 06/01/12	7,620,000	7,753,350

		9,249,413

Special Purpose Entity – 2.1%
Ameripath Intermediate Holdings, Inc., PIK
10.650% 02/15/14 (a)(b)	520,000	520,000
Cedar Brakes LLC
8.500% 02/15/14 (a)	1,941,368	2,105,918
9.875% 09/01/13 (a)	4,395,118	4,869,967
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co.
8.500% 04/01/15 (a)	1,565,000	1,625,644
9.750% 04/01/17 (a)	650,000	679,250
MXEnergy Holdings, Inc.
12.901% 08/01/11 (a)(b)	2,650,000	2,438,000
Rainbow National Services LLC
10.375% 09/01/14 (a)	2,910,000	3,255,562
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13 (a)	3,690,000	3,763,800
Vanguard Health Holding Co. LLC
(d) 10/01/15 (11.250% 10/01/09)	2,020,000	1,641,250
9.000% 10/01/14	455,000	460,687

		21,360,078

Diversified Financial Services Total		61,832,133

Insurance – 1.1%
Life/Health Insurance – 0.7%
Crum & Forster Holdings Corp.
10.375% 06/15/13	6,315,000	6,820,200

		6,820,200

See Accompanying Notes to Financial Statements.

83

Columbia High Income Master Portfolio

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Multi-Line Insurance – 0.4%
Fairfax Financial Holdings Ltd.
7.375% 04/15/18	480,000	452,400
7.750% 07/15/37	3,590,000	3,302,800
8.250% 10/01/15	325,000	323,375
8.300% 04/15/26	185,000	180,837

		4,259,412

Mutual Insurance – 0.0%
Lumbermens Mutual Casualty
8.300% 12/01/37 (a)(g)	180,000	1,350
8.450% 12/01/1997 (a)(g)	4,600,000	34,500
9.150% 07/01/26 (a)(g)	9,865,000	73,988

		109,838

Insurance Total		11,189,450

Real Estate – 0.6%
Real Estate Management/Services – 0.6%
LNR Property Corp.
8.090% 07/12/09 (b)(c)	201,647	201,898
8.110% 07/12/09 (b)(c)	403,354	403,858
8.110% 07/12/11 (b)(c)	5,465,000	5,495,276

		6,101,032

Real Estate Total		6,101,032

Real Estate Investment Trusts (REITs) – 1.7%
REITS-Health Care – 0.4%
Omega Healthcare Investors, Inc.
7.000% 04/01/14	4,285,000	4,327,850

		4,327,850

REITS-Hotels – 0.1%
Host Marriott LP
6.750% 06/01/16	505,000	508,787

		508,787

REITS-Office Property – 0.6%
Crescent Real Estate Equities LP
7.500% 09/15/07	1,550,000	1,557,750
9.250% 04/15/09	4,470,000	4,570,575

		6,128,325

REITS-Single Tenant – 0.6%
Trustreet Properties, Inc.
7.500% 04/01/15	5,950,000	6,481,151

		6,481,151

Real Estate Investment Trusts (REITs) Total		17,446,113

Financials Total		100,256,178

	Par ($)	Value ($)
Industrials – 8.9%
Aerospace & Defense – 1.3%
Aerospace/Defense- Equipment – 1.3%
BE Aerospace, Inc.
8.875% 05/01/11	7,360,000	7,590,000
Sequa Corp.
8.875% 04/01/08	3,115,000	3,192,875
9.000% 08/01/09	2,635,000	2,779,925

		13,562,800

Aerospace & Defense Total		13,562,800

Building Materials – 1.1%
Building & Construction Products-Miscellaneous – 0.6%
Dayton Superior Corp.
10.750% 09/15/08	3,365,000	3,449,125
Panolam Industries International, Inc.
10.750% 10/01/13 (a)	2,520,000	2,709,000

		6,158,125

Building Products-Wood – 0.5%
Ainsworth Lumber Co., Ltd.
9.350% 04/01/13 (b)	2,630,000	2,011,950
Building Material Holding Co.
11.125% 09/15/14 (b)(c)	2,600,000	2,610,842

		4,622,792

Building Materials Total		10,780,917

Electrical Components & Equipment – 0.1%

Wire & Cable Products – 0.1%
Belden CDT, Inc.
7.000% 03/15/17 (a)	1,135,000	1,157,725

		1,157,725

Electrical Components & Equipment Total		1,157,725

Electronics – 0.9%
Electronic Components-Miscellaneous – 0.9%
NXP BV/NXP Funding LLC
7.875% 10/15/14 (a)	5,030,000	5,193,475
9.500% 10/15/15 (a)	3,805,000	3,928,662

		9,122,137

Electronics Total		9,122,137

See Accompanying Notes to Financial Statements.

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Environmental Control – 0.6%
Pollution Control – 0.6%
Geo Sub Corp.
11.000% 05/15/12	5,950,000	5,950,000

		5,950,000

Environmental Control Total		5,950,000

Hand/Machine Tools – 0.2%
Machine Tools & Related Products – 0.2%
Thermadyne Holdings Corp.
9.250% 02/01/14	2,055,000	2,024,175

		2,024,175

Hand/Machine Tools Total		2,024,175

Metal Fabricate/Hardware – 0.8%
Metal Processors & Fabrication – 0.8%
Metals USA, Inc.
11.125% 12/01/15	1,465,000	1,626,150
Mueller Group, Inc.
10.000% 05/01/12	2,148,000	2,319,840
Neenah Foundry Co.
9.500% 01/01/17 (a)	3,690,000	3,690,000

		7,635,990

Metal Fabricate/Hardware Total		7,635,990

Miscellaneous Manufacturing – 1.3%
Diversified Manufacturing Operators – 1.3%
Clarke American Corp.
11.750% 12/15/13	4,550,000	5,255,250
RBS Global, Inc. & Rexnord Corp.
9.500% 08/01/14	4,790,000	4,981,600
Rental Services
8.860% 11/27/13 (b)(c)	1,652,655	1,676,618
8.850% 11/27/13 (b)(c)	837,345	849,487

		12,762,955

Miscellaneous Manufacturing Total		12,762,955

Packaging & Containers – 1.9%
Containers-Metal/Glass – 1.7%
Owens-Brockway Glass Container, Inc.
7.750% 05/15/11	2,080,000	2,147,600
8.750% 11/15/12	5,785,000	6,088,712
8.875% 02/15/09	3,230,000	3,294,600

	Par ($)	Value ($)
Owens-Illinois, Inc.
8.100% 05/15/07	6,135,000	6,135,000

		17,665,912

Containers-Paper/Plastic – 0.2%
Berry Plastics Holding Corp.
8.875% 09/15/14	1,995,000	2,039,888

		2,039,888

Packaging & Containers Total		19,705,800

Transportation – 0.3%
Transportation-Railroad – 0.3%
TFM SA de CV
12.500% 06/15/12	2,770,000	2,969,440

		2,969,440

Transportation Total		2,969,440

Trucking & Leasing – 0.4%
Transport - Equipment & Leasing – 0.4%
Greenbrier Companies, Inc.
8.375% 05/15/15	2,130,000	2,161,950
Interpool, Inc.
6.000% 09/01/14	2,590,000	2,369,850

		4,531,800

Trucking & Leasing Total		4,531,800

Industrials Total		90,203,739

Technology – 2.9%
Computers – 1.6%
Computer Services – 1.6%
Sungard Data Systems, Inc.
3.750% 01/15/09	155,000	148,800
4.875% 01/15/14	3,585,000	3,280,275
7.360% 12/13/12 (a)(b)(c)	5,836,273	5,880,045
9.125% 08/15/13	4,235,000	4,542,038
10.250% 08/15/15	2,045,000	2,231,606

		16,082,764

Computers Total		16,082,764

Semiconductors – 0.2%
Semiconductor Equipment – 0.2%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.
8.605% 12/15/11 (b)	2,275,000	1,950,812

		1,950,812

Semiconductors Total		1,950,812

See Accompanying Notes to Financial Statements.

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Software – 1.1%
Application Software – 0.5%
SS&C Technologies, Inc.
11.750% 12/01/13	4,495,000	5,023,162

		5,023,162

Computer Software – 0.4%
Riverdeep Interactive
11.550% 12/21/07 (b)(c)	1,955,000	1,950,113
UGS Corp.
10.000% 06/01/12	2,155,000	2,357,031

		4,307,144

Transactional Software – 0.2%
Open Solutions, Inc.
9.750% 02/01/15 (a)	2,050,000	2,111,500

		2,111,500

Software Total		11,441,806

Technology Total		29,475,382

Utilities – 5.9%
Electric – 5.9%
Electric-Distribution – 0.6%
AES Eastern Energy LP
9.000% 01/02/17	4,403,915	4,899,356
9.670% 01/02/29	1,175,000	1,421,750

		6,321,106

Electric-Generation – 1.6%
AES Corp.
9.000% 05/15/15 (a)	12,000,000	12,825,000
Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% 07/02/26	2,490,000	2,888,400

		15,713,400

Electric-Integrated – 0.6%
CMS Energy Corp.
9.875% 10/15/07	2,250,000	2,297,812
Mission Energy Holding Co.
13.500% 07/15/08	1,997,000	2,176,730
PSEG Energy Holdings LLC
8.625% 02/15/08	817,000	834,361
Western Resources
7.125% 08/01/09	375,000	388,661

		5,697,564

	Par ($)	Value ($)
Independent Power Producer – 3.1%
Calpine Corp.
8.500% 07/15/10 (a)(g)	23,187,000	24,578,220
9.875% 12/01/11 (a)(g)	2,640,000	2,897,400
NRG Energy
7.375% 02/01/16	3,790,000	3,894,225

		31,369,845

Electric Total		59,101,915

Utilities Total		59,101,915

Total Corporate Fixed-Income Bonds & Notes (cost of $834,877,487)		870,727,789

Convertible Bonds – 2.1%
Communications – 1.8%
Internet – 0.0%
Web Portals/ISP – 0.0%
At Home Corp.
4.750% 12/15/06 (e)(j)	3,896,787	389

		389

Internet Total		389

Telecommunication Services – 1.8%
Telecommunication Equipment – 1.0%
Nortel Networks Corp.
4.250% 09/01/08	9,840,000	9,717,000

		9,717,000

Telecom Equipment-Fiber Optics – 0.8%
Ciena Corp.
3.750% 02/01/08	8,335,000	8,178,719

		8,178,719

Telecommunication Services Total		17,895,719

Communications Total		17,896,108

Consumer Cyclical – 0.1%
Airlines – 0.1%
Delta Air Lines, Inc.
8.000% 06/03/23 (a)(g)	2,885,000	1,608,388

		1,608,388

Airlines Total		1,608,388

Consumer Cyclical Total		1,608,388

See Accompanying Notes to Financial Statements.

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Convertible Bonds (continued)

	Par ($)	Value ($)
Financials – 0.2%
Insurance – 0.2%
Life/Health Insurance – 0.2%
Conseco, Inc. (d)
09/30/35 (a) (3.500% 09/30/10)	2,290,000	2,184,087

		2,184,087

Insurance Total		2,184,087

Financials Total		2,184,087

Total Convertible Bonds (cost of $21,846,240)		21,688,583

Common Stocks – 1.5%

	Shares
Communications – 0.2%
Internet – 0.2%
Neon Communications Group, Inc. (i)(k)	541,552	2,539,879

Internet Total		2,539,879

Telecommunication Services – 0.0%
Remote Dynamics, Inc. (k)	7,934	24

Telecommunication Services Total		24

Communications Total		2,539,903

Consumer Discretionary – 0.3%
Media – 0.3%
CBS Corp., Class B	83,600	2,557,324

Media Total		2,557,324

Consumer Discretionary Total		2,557,324

Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Williams Companies, Inc.	93,200	2,652,472

Oil, Gas & Consumable Fuels Total		2,652,472

Energy Total		2,652,472

Financials – 0.0%
Diversified Financial Services – 0.0%
Adelphia Recovery Trust (k)(e)	1,410,902	14,109

Financials Total		14,109

	Shares	Value ($)
Industrials – 0.0%
Industrial Conglomerates – 0.0%
Ainsworth Lumber Co., Ltd. (k)	22,900	144,799

Industrial Conglomerates Total		144,799

Industrials Total		144,799

Technology – 0.2%
Software – 0.2%
Quadramed Corp. (i)(k)	593,654	1,804,708

Software Total		1,804,708

Technology Total		1,804,708

Telecommunication Services – 0.3%
Wireless Telecommunication Services – 0.3%
Sprint Nextel Corp.	178,300	3,380,568

Wireless Telecommunication Services Total		3,380,568

Telecommunication Services Total		3,380,568

Utilities – 0.2%
Gas Utilities – 0.2%
Star Gas Partners LP (k)	502,158	1,963,438

Gas Utilities Total		1,963,438

Utilities Total		1,963,438

Total Common Stocks (cost of $10,631,356)		15,057,321

Preferred Stocks – 1.5%

Communications – 0.3%
Media – 0.2%

Publishing-Periodicals – 0.0%
Ziff Davis Holdings, Inc. 10.00% (i)	328	6,560

		6,560

Multimedia – 0.2%
Haights Cross Communications, Inc., Series B 16.00% (i)	67,100	2,583,350

		2,583,350

Media Total		2,589,910

See Accompanying Notes to Financial Statements.

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Preferred Stocks (continued)

	Shares	Value ($)
Communications – 0.3%
Telecommunication Services – 0.1%
Wireless Equipment – 0.1%
Loral Skynet Corp. 12.00% PIK (k)	3,114	641,095

		641,095

Telecommunication Services Total		641,095

Communications Total		3,231,005

Financials – 1.2%
Real Estate Investment Trusts (REITs) – 1.2%
REITS-Diversified – 1.2%
Sovereign Real Estate Investment Corp., 12.00% (a)(i)	7,796,000	12,130,576

		12,130,576

Real Estate Investment Trusts (REITs) Total		12,130,576

Financials Total		12,130,576

Total Preferred Stocks (cost of $13,960,851)		15,361,581

Convertible Preferred Stocks – 0.7%
Communications – 0.0%
Neon Communications Group, Inc. 6.00% (e)(i)	81,003	379,904

Communications Total		379,904

Technology – 0.7%
Quadramed Corp. 5.50% (a)(i)(k)	246,600	6,534,900

Technology Total		6,534,900

Technology Total		6,534,900

Total Convertible Preferred Stocks (cost of $6,190,389)		6,914,804

Warrants – 0.0%
	Units	Value ($)
Communications – 0.0%
Media – 0.0%
Multimedia – 0.0%
Haights Cross Communications, Inc.
Prefered Warrants, Expires 10/12/11 (e)(i)(k)	52,175	522
Expires 12/10/11 (e)(i)(k)(l)	43	—

		522

Publishing-Periodicals – 0.0%
Ziff Davis Media, Inc., Series E
Expires 08/12/12 (k)	78,048	781

		781

Media Total		1,303

Telecommunication Services – 0.0%
Cellular Telecommunications – 0.0%
UbiquiTel, Inc.
Expires 04/15/10 (a)(e)(f)(i)(k)	180	—

		—

Telecommunication Services – 0.0%
Telecommunication Services – 0.0%
Colo.Com, Inc.
Expires 03/15/10 (a)(e)(f)(k)	1,145	—

Telecommunication Services Total		—

Communications Total		1,303

Total Warrants (cost of $35,276)		1,303

See Accompanying Notes to Financial Statements.

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	Par ($)	Value ($)
Short-Term Obligation – 6.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Government Agency Obligation maturing 04/18/11, market value $64,392,288 (repurchase proceeds $63,156,672)	63,129,000	63,129,000

Total Short-Term Obligation (cost of $63,129,000)		63,129,000

Total Investments – 98.1% (cost of $950,670,599)(h)		992,880,381

Other Assets & Liabilities, Net – 1.9%		19,045,652

Net Assets – 100.0%		1,011,926,033

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, except the following, amounted to $177,400,631, which represents 17.5% of net assets.

Security	Acquisition Date	Acquisition Cost
Quadramed Corp., Preferred Stock	06/21/05	$5,957,100
Sovereign Real Estate Investment Corp., Preferred Stock	07/27/05	10,216,448
UbiquiTel, Inc., Warrants: Expires 04/15/10	04/11/00	9,575

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)	Loan participation agreement.

(d)	Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)	Security has no value.
(g)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of these securities amounted to $48,805,621, which represents 4.8% of net assets.

(h)	Cost for federal income tax purposes is $951,099,275.

(i)	Illiquid security.

(j)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of this security represents less than 0.1% of net assets.

(k)	Non-income producing security.

(l)	Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

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Columbia High Income Master Portfolio

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At March 31, 2007, the asset allocation of the Master Portfolio is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed Income Bonds & Notes	86.1
Convertible Bonds	2.1
Common Stocks	1.5
Preferred Stocks	1.5
Convertible Preferred Stocks	0.7
Warrants	0.0	*

	91.9
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	1.9

	100.0

* Represents less than 0.1%.

Acronym	Name
CAD	Canadian Dollar
PIK	Payment-In-Kind
USD	United States Dollar

See Accompanying Notes to Financial Statements.

90

Statement of Assets And Liabilities – Columbia High Income Master Portfolio

March 31, 2007

		($)
Assets	Investments, at cost	950,670,599

	Investments, at value	992,880,381
	Cash	871,106
	Receivable for:
	Investments sold	3,160,483
	Interest	18,680,479
	Dividends	18,392

	Total assets	1,015,610,841

Liabilities	Payable for:
	Investments purchased	3,080,945
	Investment advisory fee	464,988
	Administration fee	30,830
	Pricing and bookkeeping fees	18,765
	Trustees’ fees	53,350
	Custody fee	1,762
	Other liabilities	34,168

	Total liabilities	3,684,808

	Net Assets	1,011,926,033

See Accompanying Notes to Financial Statements.

91

Statement of Operations – Columbia High Income Master Portfolio

For the Year Ended March 31, 2007

		($)
Investment Income	Dividends	561,043
	Interest	78,155,282
	Foreign taxes withheld	(8,138)

	Total Income	78,708,187

Expenses	Investment advisory fee	5,256,047
	Administration fee	335,240
	Pricing and bookkeeping fees	192,737
	Trustees’ fees	20,021
	Custody fee	53,210
	Other expenses	101,147

	Total Expenses	5,958,402
	Custody earnings credit	(30,128)

	Net Expenses	5,928,274

	Net Investment Income	72,779,913

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	4,163,277
	Foreign currency transactions	(183,538)

	Net realized gain	3,979,739

	Net change in unrealized appreciation (depreciation) on:
	Investments	32,780,070
	Foreign currency translations	(34,825)

	Net change in unrealized appreciation	32,745,245

	Net Gain	36,724,984

	Net Increase Resulting from Operations	109,504,897

See Accompanying Notes to Financial Statements.

92

Statement of Changes in Net Assets – Columbia High Income Master Portfolio

Increase (Decrease) in Net Assets:		Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 ($)
Operations	Net investment income	72,779,913	75,312,745
	Net realized gain on investments and foreign currency transactions	3,979,739	29,918,278
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	32,745,245	(41,945,124)

	Net Increase Resulting from Operations	109,504,897	63,285,899

Share Transactions	Contributions	333,555,588	336,075,734
	Withdrawals	(395,801,840)	(524,709,245)

	Net Decrease	(62,246,252)	(188,633,511)

	Total Increase (Decrease) in Net Assets	47,258,645	(125,347,612)

Net Assets	Beginning of period	964,667,388	1,090,015,000
	End of period	1,011,926,033	964,667,388

See Accompanying Notes to Financial Statements.

93

Financial Highlights – Columbia High Income Master Portfolio

	Year Ended March 31,
	2007	2006	2005	2004	2003
Total return	11.69%	6.60%	7.99%	25.53%	6.47%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (a)	0.60%	0.60%	0.61%	0.61%	0.62%
Net investment income	7.41%	7.41%	7.33%	7.85%	9.76%
Portfolio turnover rate	44%	34%	33%	51%	50%

(a)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

94

Notes to Financial Statements – Columbia High Income Master Portfolio

March 31, 2007

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the “Master Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia High Income Master Portfolio (the “Master Portfolio”).

The following investors (each a “Feeder Fund” and collectively the “Feeder Funds”), were invested in the Master Portfolio at March 31, 2007:

Columbia High Income Master Portfolio:
Columbia High Income Fund	98.1%
Columbia High Income Fund (Offshore)	1.9%

Effective March 30, 2007, the Master Trust converted from a Delaware statutory trust to a Delaware limited liability company and changed its name to “Columbia Funds Master Investment Trust, LLC” from “Columbia Funds Master Investment Trust”. The series of the Master Trust serve as Master Portfolios for the Columbia Funds that operate as Feeder Funds in a Master/Feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Master Portfolio’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and certain investment company shares are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at “fair value”, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolio’s financial statement disclosures.

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Delayed Delivery Securities

The Master Portfolio may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Master Portfolio to subsequently invest at less advantageous prices. The Master Portfolio holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC (“Columbia”), the Master Portfolio’s investment advisor. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase agreement including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Master Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Loan Participations and Commitments

The Master Portfolio may invest in loan participations. When the Master Portfolio purchases a loan participation, it typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. As a result, the Master Portfolio assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Master Portfolio and the borrower (“Intermediate Participants”). The Master Portfolio may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Awards from class action litigation are recorded as a reduction of cost if the Master Portfolio still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio’s ordinary income and capital gains.

The Master Portfolio’s assets, income and distributions will be managed in such a way that a Feeder Fund will be able to

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continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Master Portfolio. Also, under the Master Portfolio’s organizational documents and by contract, the trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$61,984,544	$(20,203,438)	$41,781,106

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Master Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Master Portfolio’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.52%
$1 billion to $1.5 billion	0.49%
Over $1.5 billion	0.46%

For the year ended March 31, 2007, the effective investment advisory fee rate for the Master Portfolio was 0.54% of the Master Portfolio’s average daily net assets.

Sub-Advisory Fee

MacKay Shields LLC (“MacKay Shields”) has been retained by Columbia as the investment sub-advisor to the Master Portfolio. As the sub-advisor, MacKay Shields is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

Administration Fee

Columbia provides administrative and other services to the Master Portfolio. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio’s average daily net assets less the fees

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Columbia High Income Master Portfolio

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payable by the Master Portfolio under the agreements described in the Pricing and Bookkeeping Fees note below:

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Master Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Master Portfolio. Also effective December 15, 2006, the Master Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Master Portfolio expenses. Fees related to the requirements of the Sarbanes-Oxley Act of 2002 are paid by the Feeder Fund and are included in the “Administration fee” on the Feeder Fund’s Statement of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Master Portfolio under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Master Portfolio, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Master Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolio’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Master Portfolio under these agreements is $120,944.

Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Assets and Liabilities.

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Columbia High Income Master Portfolio

March 31, 2007

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $420,124,549 and $388,445,210, respectively.

Note 6. Line of Credit

The Master Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund or Master Portfolio. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations.

For the year ended March 31, 2007 the Master Portfolio did not borrow under these arrangements.

Note 7. Disclosure of Significant Risks and Contingencies

Unfunded Loans

As of March 31, 2007, the Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

Borrower:	Unfunded Commitment
Pinnacle Senior Subordinated Bridge Loan	$1,676,923
Pinnacle Senior Unsecured Bridge Loan	2,683,076
LNR Property Corp. Term Loan	605,000

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

High-Yield Securities

The Master Portfolio invests in high-yield securities, which may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk bonds”. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

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Columbia High Income Master Portfolio

March 31, 2007

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United

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States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

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Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia High Income Master Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Income Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the “Portfolio”) at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees for the Columbia Funds Series Trust and the Columbia Funds Master Investment Trust, LLC and officers of the Funds of the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), from 2000 through present. Oversees 79. None.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)

Retired.

Oversees 79.

Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sports wear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current.

Oversees 79.

Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance).

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group. Oversees 79. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2004; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Fund Governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust (the “Boards”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC (“CMA”) for the Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Master Portfolio; and (ii) an investment sub-advisory agreement with MacKay Shields LLC (“MacKay Shields” or the “Sub-Adviser”) for Columbia High Income Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an “Advisory Agreement” and collectively referred to as the “Advisory Agreements.” The funds and master portfolios identified above are each referred to as a “Fund” and collectively referred to as the “Funds.”

More specifically, at meetings held on October 17-18, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards’ review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms (“Forms ADV”) for CMA and the Sub-Adviser were made available to the Boards, as were CMA’s and the Sub-Adviser’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA’s compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the median performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to each Fund’s benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund’s Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the

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composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund’s one-year performance compared to actual management fees; (ii) each Fund’s one-year performance compared to total expenses; (iii) each Fund’s three-year performance compared to actual management fees; and (iv) each Fund’s three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the “Advisory Agreement Rates”). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the “Sub-Advisory Agreement Rates”) payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds’ Advisory Agreements. The Boards engaged in further review of the Columbia High Income Master Portfolio because its Net Advisory Rate and performance over some periods were appreciably outside of the median range of its Peer Group. However, the Boards noted other factors such as the positive performance of the Fund relative to its performance Universe in other periods and total expenses that were not appreciably outside the median range of its expense Universe, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

The Boards concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

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The Boards acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Boards’ understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA’s and the Sub-Adviser’s relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s and the Sub-Adviser’s business as a result of their relationships with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA’s and the Sub-Adviser’s methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT’S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”1) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund (“Fund” and together with all such funds or a group of such funds as the “Funds”) only if the Independent Members of the Fund’s Board of Trustees (such Independent Members of the Fund’s Board together with the other members of the Fund’s Board, referred to as the “Trustees”) appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds’ Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.”

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

[1]

CMA and CFD are subsidiaries of Columbia Management Group, Inc. (“CMG”), which also is the parent of Columbia Management Services, Inc., the Funds’ transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

[2]

I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.	Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG’s costs and profitability.

2.	Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG’s fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. (“Lipper”) in performing the Trustees’ screening procedures.

3.	Recommendation: Trustees should consider whether…the fund-by-fund screen…should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.	Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.	Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.	Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

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Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG’s view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG’s analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds’ assets increase.

7.	Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.	Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.	In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.	Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.	Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.	The Funds’ performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.	The construction of the performance universe that is used to rank a Fund’s performance relative to comparable funds may bias the Fund’s ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.	Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.	The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.	The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds

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shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.	Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.	Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.	The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves’ fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.	CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.	The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds’ management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds’ management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.	The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.	Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.	Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has

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begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.	Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.	Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management (“MCM”) in as much as CMA is MCM’s largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM’s other large clients.

C. Economies of Scale

4.	Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.	If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.	Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.	Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.	Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.	Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG’s profitability.

Respectfully submitted,

John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.	Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.	CMG’s expenses and profitability obtained directly from CMG;

3.	Information on CMG’s organizational structure;

4.	Profitability of publicly traded asset managers from Lipper;

5.	Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.	Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.	Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.	Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.	Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting (“NERA”) to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Columbia Funds

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

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Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

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Important Information About This Report

Government & Corporate Bond Funds

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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Government & Corporate Bond Funds

Annual Report – March 31, 2007

SHC-42/129814-0307 (05/07) 07/38876

Columbia Management®

Fixed Income Sector Portfolios

Annual Report – March 31, 2007

■  Corporate Bond Portfolio

■  Mortgage- and Asset-Backed Portfolio

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Corporate Bond Portfolio	1

Mortgage- and Asset-Backed Portfolio	6

Financial Statements	11

Investment Portfolios	12

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	34

Fund Governance	35

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	38

Summary of Management Fee Evaluation by Independent Fee Consultant	41

Columbia Funds	47

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Message

March 31, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Performance Information – Corporate Bond Portfolio

Growth of a $10,000 investment 08/30/02 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in the Corporate Bond Portfolio during the stated time period, and may not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The Lehman Brothers U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Performance of a $10,000 investment 08/30/02 – 03/31/07 ($)

Portfolio	12,792

Average annual total return as of 03/31/07 (%)

Inception	08/30/02
1-year	7.01
Life	5.52

No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table. All results shown assume reinvestment of distributions.

The table may not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

1

Shareholder Expense Example – Corporate Bond Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the Portfolio.

The table below reflects the fact that no fees or expenses are charged to the Portfolio. Participants in the wrap fee programs eligible to invest in the Portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the Portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Beginning account value 10/01/06		Ending account value 03/31/07		Expenses paid during period*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,028.32	1,024.93	—	—

*  No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

2

Portfolio Manager's Report – Corporate Bond Portfolio

For the 12-month period that ended March 31, 2007, Corporate Bond Portfolio returned 7.01%, compared with 7.08% for its benchmark, the Lehman Brothers U.S. Credit Bond Index.1

REITs and cable companies led fund performance

The portfolio had more exposure than the benchmark to bonds of real estate investment trusts (REITs) and the cable television industry, which benefited its performance. REITs continued to draw investor attention as steady economic growth enhanced the value of commercial properties, in particular. Equity Office Properties, a major REIT, was acquired by private investors, who were obliged to pay premium prices for the company's bonds, adding to the appeal of REIT bonds overall. Among cable companies, favorable business trends, including expanding revenues per subscriber, helped boost bond values. Portfolio holdings Time Warner, Inc. and Comcast Corp. performed especially well within the sector. The portfolio's commitment to subordinated bank debt, securities that rank lower in the hierarchy of bank securities, also aided returns. Encouraged by banks' strong financial performance, investors were drawn to the higher yields available from these issues. Our decision to emphasize higher quality issuers in this market segment also proved beneficial.

In broader terms, a flattening yield curve also helped boost results; prices on the portfolio's longer-term holdings rose as their yields drew nearer to the yields on shorter-term issues.

Sub-prime concerns and events in China pressured bonds

February's sudden drop in China's stock market drove equity investors, already concerned about ambiguous economic data, to seek safer alternatives. The resulting demand for US Treasury issues drove their prices up and yields down. Similar risk aversion on the part of investors also pressured prices of corporate bonds during this period. Financial issues were especially weak as fears spread that the spate of defaults among sub-prime mortgages might signal trouble for consumers and the economy overall.

1Lehman Brothers U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)  10.06

Distributions declared per share

04/01/06 - 03/31/07 ($)  0.55

Holdings discussed in this report

as of 03/31/07 (%)

Time Warner Inc.	2.3
Comcast Corp.	0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

3

Portfolio Manager's Report (continued) – Corporate Bond Portfolio

Top 10 holdings

as of 03/31/07 (%)

Wachovia Corp., 5.300% 10/15/2011	1.9
Morgan Stanley, 5.750% 10/18/2016	1.7
HSBC Bank USA, 3.875% 09/15/2009	1.6
Wal-Mart Stores, Inc., 4.125% 02/15/2011	1.6
Telecom Italia Capital SA, 5.250% 11/15/2013	1.6
U.S. Treasury Bonds, 4.500% 02/15/2036	1.5
General Electric Capital Corp., 6.750% 03/15/2032	1.5
Valero Energy Corp., 6.875% 04/15/2012	1.4
Washington Mutual Perferred Funding Delaware, 6.534% 03/29/2049	1.4
USB Capital IX, 6.189% 04/15/2042	1.3

Portfolio Structure

as of 03/31/07 (%)

Corporate fixed-income bonds & notes	89.4
Government & agency obligations	6.4
Collateralized mortgage obligation	0.6
Commercial mortgage-backed security	0.3
Cash equivalents, net other assets & liabilities	3.3

Your portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

Steady economic growth favors continued earnings growth

Looking ahead, we believe there will be steady but slower growth in the US economy, and our outlook for corporate earnings remains favorable. We believe that more vigorous economic activity outside the United States has the potential to benefit a wide range of domestic companies. Against this backdrop, the portfolio remains tilted toward investment-grade holdings with a neutral positioning relative to high-yield, even though we believe that BBB-rated bonds, those in the lowest investment grade tier, have the potential to do well if the economy continues on a positive track. The short-lived decline in corporate bonds that occurred earlier in the year provided opportunities in the high quality sectors that we favor, such as banks and insurance companies, and we took advantage of that brief window to upgrade the portfolio.

4

Fund Profile – Corporate Bond Portfolio

Summary

■  For the 12-month period that ended March 31, 2007, the portfolio returned 7.01%.

■  The portfolio's return fell just short of the 7.08% return of its benchmark, the Lehman Brothers U.S. Credit Bond Index.

■  Strength in cable companies and real estate investment trusts aided the portfolio's solid performance.

Portfolio Management

Carl Pappo has managed the portfolio since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1993.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

12-month return as of 03/31/07

+7.01%

Portfolio Performance

+7.08%

Lehman Brothers

U.S. Credit Bond Index

5

Performance Information – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Growth of a $10,000 investment 08/30/02 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in the Mortgage- and Asset-Backed Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares. The Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index is an index of mortgage passthrough securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Performance of a $10,000 investment 08/30/02 – 03/31/07 ($)

Portfolio	12,061

Average annual total return as of 03/31/07 (%)

Inception	08/30/02
1-year	7.12
Life	4.17

No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

6

Shareholder Expense Example – Mortgage- and Asset-Backed Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the Portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the Portfolio pay an asset-based fee for investment services, brokerage services and investment consultation, which fee is negotiable. Please read the wrap program documents for information regarding fees charged.

The information in the table is based on an initial investment of $1,000, which is invested at the beginning of the six-month reporting period and held for the entire period. The amount listed as "actual" is calculated using the Portfolio's actual total return for the period. The amount listed as hypothetical is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Beginning account value 10/01/06		Ending account value 03/31/07		Expenses paid during period*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,031.11	1,024.93	—	—

*  No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay asset based fees that are not included in this table.

7

Portfolio Manager's Report – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)  10.01

Distributions declared per share

04/01/06 - 03/31/07 ($)  0.52

For the 12-month period that ended March 31, 2007, Mortgage- and Asset-Backed Portfolio returned 7.12%, compared with 6.94% for its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index.1 An underweight in GNMA securities helped produce this modest performance advantage versus the benchmark.

A solid environment for mortgage market

Although investors have recently focused on the difficulties experienced by subprime mortgage lenders, the broader mortgage market performed quite respectably for the past 12 months. The Federal Reserve Board Open Market Committee (the Fed) left short-term interest rates unchanged after June of 2006. Yields declined in the third quarter and remained fairly steady for the remainder of the period. Mortgage returns for the 12-month period were on the order of 7.0%, slightly higher than the available returns from government bonds, corporate bonds and other sectors of the fixed-income market.

In this environment, the fund outperformed its benchmark, helped principally by our decision to underweigh GNMA securities, which underperformed other mortgage pools during the period as investors appeared to be willing to shoulder the risk associated with investments that offer higher yields. The fund's emphasis on discount and par securities was also helpful to performance, as was our strategy of "dollar rolling," a process in which the portfolio sells securities then buys them back generally during the next month. The net result of the strategy is a function of the purchase and sale prices of the securities coupled with the yields on the specific short-term instruments that are bought with the proceeds. Throughout most of the period, the yields from short-term floating-rate and discount-rate securities were sufficiently high to make the dollar-roll strategy worthwhile.

Factors that hampered return

The fund's performance in the first half of the year was hampered somewhat by our decision to keep the portfolio's duration somewhat shorter than the index. Toward the end of 2006, the portfolio did not perform as well as a result of its overweight position in 15-year mortgages, which began to underperform 30-year mortgages after outperforming during the first half of the reporting period. Positions in CMBS (commercial mortgage-backed securities) also detracted somewhat from the portfolio's return.

The portfolio's exposure to the subprime market was focused primarily in AAA-rated, short-term floating rate notes that were purchased as part of our dollar-roll strategy, and these notes were not affected to the same degree as lesser-quality, fixed-rate subprime securities.

1Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index is an index of mortgage passthrough securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

8

Portfolio Manager's Report (continued) – Mortgage- and Asset-Backed Portfolio

Looking ahead

In the year ahead, we believe economic growth may decelerate and inflation may moderate to a pace that is acceptable to the Fed, opening the door for potentially a more accommodating monetary policy later in the year. This scenario is not without risk, because it depends on the stabilization of the housing market. As a result, we have positioned the portfolio somewhat neutrally relative to its benchmark for the year ahead.

Top 10 holdings

as of 03/31/07 (%)

Federal National Mortgage Association TBA, 5.500% 04/01/2037	20.4
Federal National Mortgage Association TBA, 6.000% 04/01/2037	13.8
Federal Home Loan Mortgage Corp., 5.000% 10/01/2035	13.8
Federal Home Loan Mortgage Corp., TBA, 5.000% 04/01/2022	11.1
Federal National Mortgage Association, 6.500% 11/01/2036	6.0
Federal Home Loan Mortgage Corp., TBA, 5.500% 04/01/2037	5.9
Federal National Mortgage Association, TBA, 5.500% 04/01/2022	5.6
Federal Home Loan Mortgage Corp., 5.500% 10/01/2020	3.0
Federal Home Loan Mortgage Corp., TBA, 5.000% 04/01/2037	2.3
Commercial Mortgage Pass Through Certificates, 6.701% 05/15/2032	2.3

Portfolio Structure

as of 03/31/06 (%)

Mortgage-backed securities	86.0
Asset-backed securities	45.2
Collateralized mortgage obligation	15.6
Commercial mortgage-backed securities	10.7
Municipal bonds	0.3
Cash equivalents, net other assets & liabilities	(57.8)

Your portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

9

Fund Profile – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

12-month return as of 03/31/07

+7.12%

Portfolio Performance

+6.94%

Lehman Brothers

U.S. Mortgage-Backed Securities Fixed Rate Index

Summary

■  For the 12-month period that ended March 31, 2007, the portfolio returned 7.12%.

■  The portfolio's return was higher than the return of its benchmark, the Lehman Brothers U.S. Mortgage-Backed Securities Fixed Rate Index.

■  Generally positive results from asset allocation and a decision to participate in "dollar roll" strategies aided performance.

Portfolio Management

Richard Cutts managed or co-managed the portfolio since October 2004, and has been with the advisor or its predecessors or affiliate organizations since 1995.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to "Performance Information".

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic development and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

10

Financial Statements – Fixed Income Sector Portfolios
March 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

11

Investment Portfolio – Corporate Bond Portfolio
March 31, 2007

Corporate Fixed-Income Bonds & Notes – 89.4%

	Par ($)	Value ($)
Basic Materials – 2.0%
Chemicals – 0.4%
Dow Chemical Co.
6.000% 10/01/12	170,000	175,279
Praxair, Inc.
4.750% 07/15/07	111,000	110,856
Chemicals Total		286,135
Forest Products & Paper – 1.2%
Weyerhaeuser Co.
7.375% 03/15/32 (a)	870,000	911,392
Forest Products & Paper Total		911,392
Metals & Mining – 0.4%
Vale Overseas Ltd.
6.250% 01/23/17	295,000	300,593
6.875% 11/21/36	40,000	41,307
Metals & Mining Total		341,900
Basic Materials Total		1,539,427
Communications – 12.8%
Media – 5.6%
Clear Channel Communications, Inc.
7.650% 09/15/10	400,000	422,369
Comcast Corp.
5.850% 01/15/10	200,000	203,701
5.900% 03/15/16	510,000	518,839
Rogers Cable, Inc.
6.250% 06/15/13 (b)	11,000	11,165
TCI Communications, Inc.
9.875% 06/15/22	192,000	252,101
Time Warner, Inc.
5.875% 11/15/16	660,000	665,495
6.500% 11/15/36	630,000	628,216
9.125% 01/15/13	440,000	515,630
Viacom, Inc.
5.750% 04/30/11	530,000	537,274
6.875% 04/30/36	665,000	670,309
Media Total		4,425,099
Telecommunication Services – 7.2%
Nextel Communications, Inc.
6.875% 10/31/13	105,000	107,568
SBC Communication, Inc.
5.100% 09/15/14	1,000,000	976,985
Sprint Capital Corp.
8.375% 03/15/12	560,000	624,808
8.750% 03/15/32	360,000	424,627

	Par ($)	Value ($)
Telecom Italia Capital SA
5.250% 11/15/13	1,260,000	1,221,623
7.200% 07/18/36	705,000	733,985
TELUS Corp.
7.500% 06/01/07	452,000	453,432
Verizon Communications, Inc.
6.250% 04/01/37	370,000	366,485
Vodafone Group PLC
5.750% 03/15/16	730,000	733,519
Telecommunication Services Total		5,643,032
Communications Total		10,068,131
Consumer Cyclical – 7.5%
Airlines – 0.9%
Continental Airlines, Inc.
7.461% 04/01/15	270,920	282,773
Southwest Airlines Co.
5.750% 12/15/16	455,000	447,336
Airlines Total		730,109
Auto Manufacturers – 1.1%
DaimlerChrysler NA Holding Corp.
4.050% 06/04/08	839,000	826,408
Auto Manufacturers Total		826,408
Home Builders – 0.8%
D.R. Horton, Inc.
5.625% 09/15/14	225,000	213,853
5.625% 01/15/16 (a)	40,000	37,001
6.500% 04/15/16	400,000	391,199
Home Builders Total		642,053
Lodging – 0.2%
Harrah's Operating Co., Inc.
5.625% 06/01/15	190,000	163,875
Lodging Total		163,875
Retail – 4.5%
CVS Corp.
5.298% 01/11/27 (c)	197,283	188,226
CVS Lease Pass Through
6.036% 12/10/28 (c)	552,178	558,478
Federated Department Stores, Inc.
6.900% 04/01/29	160,000	161,628
Federated Retail Holdings, Inc.
5.350% 03/15/12	70,000	69,817
5.900% 12/01/16	320,000	318,806
JC Penney Corp., Inc.
7.400% 04/01/37	455,000	491,588
Limited Brands, Inc.
6.950% 03/01/33 (a)	400,000	399,011

See Accompanying Notes to Financial Statements.

12

Corporate Bond Portfolio
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Wal-Mart Stores, Inc.
4.125% 02/15/11	1,280,000	1,240,227
5.250% 09/01/35	130,000	118,085
Retail Total		3,545,866
Consumer Cyclical Total		5,908,311
Consumer Non-Cyclical – 4.8%
Beverages – 0.6%
SABMiller PLC
6.200% 07/01/11 (c)	425,000	438,830
Beverages Total		438,830
Commercial Services – 0.6%
ERAC USA Finance Co.
6.750% 05/15/07 (c)	500,000	500,660
Commercial Services Total		500,660
Food – 1.1%
ConAgra Foods, Inc.
7.000% 10/01/28	200,000	212,936
Fred Meyer, Inc.
7.450% 03/01/08	384,000	391,308
Kroger Co.
7.500% 04/01/31 (a)	200,000	217,953
8.000% 09/15/29	75,000	84,158
Food Total		906,355
Healthcare Services – 0.4%
Aetna, Inc.
6.000% 06/15/16	280,000	290,195
Healthcare Services Total		290,195
Household Products/Wares – 0.7%
Fortune Brands, Inc.
5.125% 01/15/11	240,000	237,863
5.875% 01/15/36 (a)	350,000	312,516
Household Products/Wares Total		550,379
Pharmaceuticals – 1.4%
Merck & Co., Inc.
5.750% 11/15/36	250,000	242,524
Wyeth
5.500% 02/01/14	670,000	674,081
5.500% 02/15/16	200,000	200,402
Pharmaceuticals Total		1,117,007
Consumer Non-Cyclical Total		3,803,426

	Par ($)	Value ($)
Diversified – 0.7%
Holding Companies-Diversified – 0.7%
Hutchison Whampoa International Ltd.
6.250% 01/24/14 (c)	500,000	521,865
Holding Companies-Diversified Total		521,865
Diversified Total		521,865
Energy – 8.9%
Oil & Gas – 6.7%
Anadarko Petroleum Corp.
6.450% 09/15/36	545,000	539,303
Canadian Natural Resources Ltd.
5.700% 05/15/17	435,000	432,989
6.250% 03/15/38	425,000	415,821
Gazprom International SA
7.201% 02/01/20 (c)	262,283	275,069
Hess Corp.
7.125% 03/15/33	60,000	64,907
7.300% 08/15/31	590,000	650,351
Marathon Oil Corp.
6.000% 07/01/12	315,000	325,819
Nexen, Inc.
7.875% 03/15/32	90,000	106,543
Pemex Project Funding Master Trust
7.875% 02/01/09	25,000	26,063
8.625% 02/01/22	392,000	488,040
Qatar Petroleum
5.579% 05/30/11 (c)	240,000	241,241
Ras Laffan Liquefied Natural Gas Co., Ltd.
5.838% 09/30/27 (c)	350,000	334,470
Valero Energy Corp.
6.875% 04/15/12	1,058,000	1,126,660
7.500% 04/15/32 (a)	253,000	287,491
Oil & Gas Total		5,314,767
Pipelines – 2.2%
Duke Capital LLC
4.370% 03/01/09	418,000	411,498
Energy Transfer Partners LP
6.125% 02/15/17 (a)	285,000	291,215
Plains All American Pipeline LP
6.650% 01/15/37 (c)	625,000	635,381
TEPPCO Partners LP
7.625% 02/15/12	346,000	373,304
Pipelines Total		1,711,398
Energy Total		7,026,165

See Accompanying Notes to Financial Statements.

13

Corporate Bond Portfolio
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials – 42.0%
Banks – 12.0%
Chinatrust Commercial Bank
5.625% 12/29/49 (c)(d)	105,000	102,534
First Union National Bank
5.800% 12/01/08	482,000	487,725
HSBC Bank USA
3.875% 09/15/09	1,280,000	1,242,463
HSBC Holdings PLC
7.350% 11/27/32	123,000	140,919
Lloyds Tsb Group PLC
6.408% 12/31/49 (c)(d)	300,000	294,830
M&I Marshall & Ilsley Bank
5.300% 09/08/11	800,000	805,050
PNC Funding Corp.
5.125% 12/14/10	590,000	590,946
5.625% 02/01/17	240,000	241,722
Regions Financial Corp.
7.750% 09/15/24	87,000	105,448
Scotland International Finance
4.250% 05/23/13 (c)	322,000	304,467
Union Planters Corp.
4.375% 12/01/10	385,000	376,728
USB Capital IX
6.189% 04/15/42 (d)	980,000	1,004,839
Wachovia Capital Trust III
5.800% 03/15/42 (d)	915,000	925,912
Wachovia Corp.
4.375% 06/01/10	335,000	328,646
5.300% 10/15/11	1,495,000	1,503,607
Wells Fargo & Co.
4.875% 01/12/11	130,000	129,276
5.300% 08/26/11	410,000	413,196
5.455% 09/15/09 (d)	400,000	400,688
Banks Total		9,398,996
Diversified Financial Services – 20.4%
American Express Co.
6.800% 09/01/66 (d)	545,000	580,394
Ameriprise Financial, Inc.
7.518% 06/01/66 (d)	575,000	620,614
Capital One Capital IV
6.745% 02/17/37	850,000	814,359
Caterpillar Financial Services Corp.
4.300% 06/01/10 (a)	675,000	660,233
CIT Group, Inc.
5.850% 09/15/16	770,000	776,774
6.100% 03/15/67 (d)	170,000	163,864
Citicorp Lease
8.040% 12/15/19 (b)(c)	500,000	588,207

	Par ($)	Value ($)
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	210,000	212,164
Citigroup, Inc.
4.625% 08/03/10 (a)	935,000	924,674
5.100% 09/29/11	560,000	559,768
6.000% 02/21/12 (a)	237,000	245,833
Ford Motor Credit Co.
5.800% 01/12/09	254,000	249,161
7.375% 02/01/11	758,000	745,518
Fund American Companies, Inc.
5.875% 05/15/13	275,000	275,079
General Electric Capital Corp.
6.750% 03/15/32 (a)(e)	1,032,000	1,169,289
General Motors Acceptance Corp.
6.150% 04/05/07 (a)	178,000	178,003
Goldman Sachs Group Inc.
5.300% 02/14/12	350,000	350,102
Household Finance Corp.
4.625% 01/15/08	300,000	298,494
International Lease Finance Corp.
4.875% 09/01/10 (a)	1,000,000	992,472
John Deere Capital Corp.
7.000% 03/15/12	665,000	718,775
JPMorgan Chase Capital XVIII
6.950% 08/17/36	830,000	865,064
JPMorgan Chase Capital XXII
6.450% 02/02/37	295,000	289,123
Merrill Lynch & Co.
6.050% 05/16/16	300,000	307,763
Morgan Stanley
5.750% 10/18/16	1,295,000	1,302,519
National Rural Utilities Cooperative Finance Corp.
3.250% 10/01/07	355,000	351,480
Prudential Funding LLC
6.600% 05/15/08 (c)	399,000	403,369
Residential Capital Corp.
6.375% 06/30/10	410,000	409,890
6.500% 04/17/13	760,000	752,785
Windsor Financing LLC
5.881% 07/15/17 (c)	182,013	182,575
Diversified Financial Services Total		15,988,345
Insurance – 3.2%
Ambac Financial Group, Inc.
6.150% 02/15/37 (d)	140,000	131,796
Hartford Financial Services Group, Inc.
6.100% 10/01/41 (a)	32,000	32,323
ING Groep NV
5.775% 12/29/49 (a)(d)	250,000	248,719
Liberty Mutual Group, Inc.
7.500% 08/15/36 (a)(c)	710,000	758,540
7.800% 03/15/37 (c)	360,000	350,989

See Accompanying Notes to Financial Statements.

14

Corporate Bond Portfolio
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Metlife, Inc.
6.400% 12/15/36	715,000	698,121
XL Capital Ltd.
6.500% 12/31/49 (d)	325,000	315,221
Insurance Total		2,535,709
Real Estate – 0.6%
ERP Operating LP
5.375% 08/01/16	460,000	456,423
Real Estate Total		456,423
Real Estate Investment Trusts (REITs) – 3.7%
Archstone-Smith Trust
5.750% 03/15/16	235,000	238,228
Camden Property Trust
5.375% 12/15/13	509,000	506,801
Health Care Property Investors, Inc.
6.300% 09/15/16	765,000	784,184
Highwoods Properties, Inc.
5.850% 03/15/17 (c)	130,000	129,052
Hospitality Properties Trust
5.625% 03/15/17 (c)	350,000	344,696
iStar Financial, Inc.
5.800% 03/15/11 (a)	500,000	506,324
Liberty Property LP
5.500% 12/15/16	400,000	397,215
Total		2,906,500
Savings & Loans – 2.1%
Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (c)(d)	1,100,000	1,082,158
Washington Mutual, Inc.
4.625% 04/01/14 (a)	187,000	174,921
5.250% 09/15/17	450,000	427,750
Savings & Loans Total		1,684,829
Financials Total		32,970,802
Industrials – 3.4%
Aerospace & Defense – 0.8%
Raytheon Co.
5.375% 04/01/13	620,000	621,371
Aerospace & Defense Total		621,371
Machinery-Construction & Mining – 0.1%
Caterpillar, Inc.
6.050% 08/15/36	110,000	112,280
Machinery-Construction & Mining Total		112,280

	Par ($)	Value ($)
Miscellaneous Manufacturing – 0.6%
General Electric Co.
5.000% 02/01/13	508,000	504,152
Miscellaneous Manufacturing Total		504,152
Transportation – 1.9%
BNSF Funding Trust I
6.613% 12/15/55 (d)	400,000	371,823
Burlington Northern Santa Fe Corp.
6.750% 07/15/11 (a)	222,000	233,814
7.950% 08/15/30	285,000	336,979
Union Pacific Corp.
4.698% 01/02/24	20,373	19,435
6.650% 01/15/11	475,000	496,592
Transportation Total		1,458,643
Industrials Total		2,696,446
Utilities – 7.3%
Electric – 7.0%
AEP Texas Central Co.
6.650% 02/15/33	400,000	423,489
Appalachian Power Co.
3.600% 05/15/08	97,000	95,165
Columbus Southern Power Co.
6.600% 03/01/33	111,000	117,557
Commonwealth Edison Co.
4.700% 04/15/15 (a)	125,000	114,388
5.900% 03/15/36	230,000	213,471
6.950% 07/15/18	230,000	228,197
Consolidated Edison Co. of New York
6.200% 06/15/36	330,000	342,684
Dominion Resources, Inc.
5.663% 09/28/07 (d)	185,000	185,070
Duke Energy Corp.
5.300% 10/01/15	500,000	498,983
Hydro Quebec
8.500% 12/01/29	200,000	277,127
ITC Holdings Corp.
5.250% 07/15/13 (c)	545,000	532,154
Kiowa Power Partners LLC
5.737% 03/30/21 (c)	210,000	205,277
MidAmerican Energy Holdings Co.
5.000% 02/15/14 (a)	507,000	491,790
6.125% 04/01/36	175,000	174,622
Pacific Gas & Electric Co.
4.200% 03/01/11	275,000	266,234
6.050% 03/01/34	295,000	295,722
Progress Energy, Inc.
7.750% 03/01/31	370,000	442,501

See Accompanying Notes to Financial Statements.

15

Corporate Bond Portfolio
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Southern California Edison Co.
5.625% 02/01/36	80,000	77,489
6.000% 01/15/34	104,000	106,072
Southern Power Co.
6.375% 11/15/36	110,000	107,895
TXU Corp.
5.550% 11/15/14 (a)	300,000	265,703
Electric Total		5,461,590
Gas – 0.3%
Nakilat, Inc.
6.067% 12/31/33 (c)	260,000	250,765
Gas Total		250,765
Utilities Total		5,712,355
Total Corporate Fixed-Income Bonds & Notes (cost of $70,390,041)		70,246,928
Government & Agency Obligations – 6.4%
Foreign Government Obligations – 3.9%
Export-Import Bank of Korea
4.625% 03/16/10 (a)	225,000	221,872
Province of Manitoba
5.000% 02/15/12	500,000	502,777
Province of Ontario
5.000% 10/18/11	500,000	502,628
Province of Quebec
5.000% 03/01/16	700,000	693,525
Region of Lombardy
5.804% 10/25/32	157,000	161,081
Republic of South Africa
6.500% 06/02/14	233,000	248,145
United Mexican States
6.375% 01/16/13	188,000	198,246
7.500% 04/08/33	424,000	504,560
Foreign Government Obligations Total		3,032,834
U.S. Government Obligations – 2.5%
U.S. Treasury Notes
2.750% 08/15/07 (a)	55,000	54,532
4.625% 02/29/12 (a)	160,000	160,594
4.625% 02/15/17 (a)	435,000	434,116
U.S. Treasury Bonds
4.500% 02/15/36 (a)	1,270,000	1,197,371
6.250% 08/15/23 (a)	117,000	134,321
U.S. Government Obligations Total		1,980,934
Total Government & Agency Obligations (cost of $4,907,492)		5,013,768

Collateralized Mortgage Obligation – 0.6%
	Par ($)	Value ($)
Non-Agency – 0.6%
Nomura Asset Acceptance Corp.
5.515% 01/25/36 (d)	500,000	498,180
Non-Agency Total		498,180
Total Collateralized Mortgage Obligation (cost of $499,993)		498,180
Commercial Mortgage-Backed Security – 0.3%
Commercial Mortgage-Backed Security – 0.3%
CS First Boston Mortgage Securities Corp.
5.230% 12/15/40 (d)	250,000	246,558
Total Commercial Mortgage-Backed Security (cost of $247,369)		246,558

Securities Lending Collateral– 10.0%

	Shares
State Street Navigator Securities Lending Prime Portfolio (f)	7,857,863	7,857,863
Total Securities Lending Collateral (cost of $7,857,863)		7,857,863

Short-Term Obligation – 2.0%

	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Agency Obligation maturing 06/15/08, market value of $1,581,038 (repurchase proceeds $1,549,679)	1,549,000	1,549,000
Total Short-Term Obligation (cost of $1,549,000)		1,549,000
Total Investments – 108.7% (cost of $85,451,758)(g)		85,412,297
Other Assets & Liabilities, Net – (8.7)%		(6,824,274)
Net Assets – 100.0%		$78,588,023

See Accompanying Notes to Financial Statements.

16

Corporate Bond Portfolio
March 31, 2007

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $7,682,092.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2007, the value of these securities amounted to $599,372, which represents 0.8% of net assets.

	Security	Acquisition Date	Par	Acquisition Cost	Market Value
Citicorp Lease 8.040% 12/15/19		10/26/2004	$500,000	$619,029	$588,207
Rogers Cable, Inc. 6.250% 06/15/13		06/19/2003	11,000	11,054	11,165
					$599,372

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $9,223,833, which represents 11.7% of net assets.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(e)  A portion of this security with a market value of $67,982 is pledged as collateral for open futures contracts.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  Cost for federal income tax purposes is $85,485,686.

At March 31, 2007, the Portfolio held the following open short futures contracts:

Type	Number of Contracts	Aggregate Face Value	Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bonds	38	$4,298,924	$4,227,500	Jun-2007	$71,424

At March 31, 2007, the asset allocation of the Portfolio is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	89.4
Government & Agency Obligations	6.4
Collateralized Mortgage Obligation	0.6
Commercial Mortgage-Backed Security	0.3
96.7
Securities Lending Collateral	10.0
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(8.7)
100.0

See Accompanying Notes to Financial Statements.

17

Investment Portfolio – Mortgage- and Asset-Backed Portfolio
March 31, 2007

Mortgage-Backed Securities – 86.0%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
5.000% 10/01/35	19,257,062	18,629,763
5.500% 10/01/20	4,013,112	4,022,983
5.500% 11/01/20	2,511,553	2,517,731
6.500% 11/01/32	32,757	33,669
TBA:
5.000% 04/01/22 (a)	15,200,000	14,986,258
5.000% 04/01/37 (a)	3,200,000	3,092,000
5.500% 04/01/37 (a)	8,100,000	8,013,938
6.000% 04/01/22 (a)	3,000,000	3,048,750
Federal National Mortgage Association
6.500% 11/01/36	8,015,509	8,176,825
7.000% 02/01/32	62,295	64,898
7.000% 06/01/32	2,672	2,784
TBA:
5.500% 04/01/22 (a)	7,522,000	7,536,104
5.500% 04/01/37 (a)	27,944,000	27,647,095
6.000% 04/01/37 (a)	18,515,000	18,648,086
Government National Mortgage Association
7.000% 03/15/31	6,436	6,730
Total Mortgage-Backed Securities (cost of $116,737,823)		116,427,614
Asset-Backed Securities – 45.2%
ACE Securities Corp.
5.460% 02/25/36 (b)	1,173,260	1,173,257
5.480% 09/25/35 (b)	534,593	534,638
5.490% 12/25/36 (b)	1,916,994	1,916,817
Bear Stearns Asset Backed Security, Inc.
5.670% 03/25/35 (b)	108,896	108,950
Chase Credit Card Master Trust
5.430% 02/15/11 (b)	475,000	475,925
Citigroup Mortgage Loan Trust, Inc.
5.530% 02/25/35 (b)	137,818	137,855
Countrywide Asset-Backed Certificates
5.410% 11/25/35 (b)	1,778,812	1,778,665
5.430% 06/25/21 (b)	1,128,323	1,127,963
5.430% 12/25/25 (b)	1,235,934	1,235,725
5.480% 05/25/26 (b)	1,655,958	1,653,079
Credit-Based Asset Servicing & Securitization LLC
5.380% 10/25/36 (b)	1,656,428	1,656,186
5.470% 07/25/36 (b)(c)	1,553,284	1,553,002
CSAB Mortgage Backed Trust
5.420% 06/25/36 (b)	621,659	621,540
First Franklin Mortgage Loan Asset Backed Certificates
5.450% 12/25/26 (b)	1,838,059	1,837,739
5.470% 09/25/26 (b)	1,857,579	1,857,000
GSAMP Trust
5.420% 10/25/36 (b)	1,208,867	1,208,803
5.460% 11/25/35 (b)	634,885	634,825

	Par ($)	Value ($)
Indymac Seconds Asset Backed Trust
5.420% 05/25/36 (b)	643,613	643,611
5.450% 06/25/36 (b)	1,255,722	1,255,517
Keycorp Sudent Loan Trust
5.670% 07/25/29 (b)	948,507	952,868
Lake Country Mortgage Loan Trust
5.450% 07/25/34 (b)(c)	1,418,795	1,418,795
MASTR Asset Backed Securities Trust
5.460% 02/25/36 (b)	565,571	565,625
5.470% 11/25/35 (b)	563,550	563,644
MASTR Second Lien Trust
5.480% 03/25/36 (b)	1,349,910	1,350,029
Merrill Lynch Mortgage Investors, Inc.
5.470% 05/25/37 (b)	1,381,900	1,381,455
5.500% 09/25/36 (b)	1,560,952	1,560,947
Morgan Stanley Mortgage Loan Trust
5.440% 10/25/36 (b)	1,138,422	1,138,497
5.440% 10/25/46 (b)	1,879,777	1,880,233
5.450% 08/25/36 (b)	1,108,169	1,107,852
5.480% 01/25/37 (b)	1,942,717	1,942,285
5.570% 11/25/35 (b)	1,795,127	1,795,490
Nomura Asset Acceptance Corp.
5.490% 08/25/36 (b)	1,788,351	1,784,738
5.520% 10/25/36 (b)(c)	1,800,179	1,800,179
5.520% 12/25/36 (b)(c)	1,903,837	1,903,837
Novastar Home Equity Loan
5.380% 05/25/36 (b)	496,513	496,561
Park Place Securities, Inc.
6.520% 10/25/34 (b)	1,200,000	1,203,592
Renaissance Home Equity Loan Trust
5.410% 08/25/35 (b)	161,913	161,906
Residential Funding Mortgage Securities II, Inc.
5.420% 02/25/36 (b)	1,502,093	1,502,090
SACO I, Inc.
5.470% 04/25/36 (b)	1,647,335	1,647,193
5.470% 05/25/36 (b)	1,781,120	1,780,803
5.470% 08/25/36 (b)	1,595,587	1,594,477
5.470% 10/25/36 (b)	1,722,218	1,720,343
5.490% 03/25/36 (b)	818,298	818,225
5.520% 04/25/35 (b)(c)	293,768	293,759
5.520% 07/25/36 (b)	906,227	906,223
5.600% 07/25/35 (b)	804,242	804,412
Securitized Asset Backed Receivables LLC Trust
5.380% 03/25/36 (b)	630,823	630,854
SLM Student Loan Trust
5.470% 04/25/17 (b)	487,701	488,896
Soundview Home Equity Loan Trust
5.380% 06/25/36 (b)	761,113	761,163
5.510% 11/25/35 (b)	1,513,732	1,513,487
Structured Asset Investment Loan Trust
6.020% 08/25/33 (b)	1,200,000	1,201,540

See Accompanying Notes to Financial Statements.

18

Mortgage- and Asset-Backed Portfolio
March 31, 2007

Asset-Backed Securities (continued)

	Par ($)	Value ($)
Structured Asset Securities Corp.
5.430% 02/25/36 (b)(c)	1,032,305	1,032,143
Terwin Mortgage Trust
5.770% 07/25/34 (b)	27,007	27,051
Total Asset-Backed Securities (cost of $61,173,207)		61,142,289
Collateralized Mortgage Obligations – 15.6%
Agency – 4.2%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	2,450,000	2,394,710
Federal National Mortgage Association
5.500% 08/25/17	304,089	305,902
6.000% 04/25/17	291,000	297,643
Government National Mortgage Association
5.000% 06/20/28	2,700,000	2,692,139
Agency Total		5,690,394
Non-Agency – 11.4%
Bear Stearns Alt-A Trust
5.600% 01/25/35 (b)	422,431	423,447
Bear Stearns Mortgage Funding Trust
5.470% 12/25/36 (b)	1,821,304	1,820,407
5.480% 10/25/36 (b)	1,642,116	1,641,349
Countrywide Alternative Loan Trust
5.410% 03/25/36 (b)	897,128	897,566
IMPAC CMB Trust
5.580% 04/25/35 (b)	428,351	428,433
5.810% 10/25/34 (b)	478,723	479,418
5.820% 04/25/35 (b)	777,730	778,511
Morgan Stanley Mortgage Loan Trust
5.540% 02/25/47 (b)	2,000,000	2,000,000
Structured Asset Securities Corp.
5.490% 01/25/37 (b)	1,794,049	1,793,252
Washington Mutual, Inc.
5.658% 11/25/36 (b)	2,530,822	2,526,262
5.917% 08/25/46 (b)	2,705,974	2,710,562
Non-Agency Total		15,499,207
Total Collateralized Mortgage Obligations (cost of $21,173,428)		21,189,601
Commercial Mortgage-Backed Securities – 10.7%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40	1,060,000	1,062,495
5.458% 03/11/39 (b)	1,000,000	1,011,145
5.467% 04/12/38 (b)	400,000	405,810
5.686% 09/11/38 (b)	1,750,000	1,795,885
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49 (b)	440,000	438,402

	Par ($)	Value ($)
Commercial Mortgage Pass Through Certificates
6.701% 05/15/32	3,000,000	3,059,833
Credit Suisse Mortgage Capital Certificates
5.268% 02/15/40	2,000,000	2,006,410
5.416% 02/15/40	2,000,000	1,999,236
GMAC Commercial Mortgage Securities, Inc.
4.754% 05/10/43	1,500,000	1,440,832
LB-UBS Commercial Mortgage Trust
4.810% 01/15/36 (b)	1,300,000	1,253,070
Total Commercial Mortgage-Backed Securities (cost of $14,416,071)		14,473,118
Municipal Bond – 0.3%
Arizona – 0.3%
AZ Educational Loan Marketing Corp.
Series 2004 A-1,
5.460% 12/01/13 (b)	400,000	400,000
Arizona Total		400,000
Total Municipal Bond (cost of $400,347)		400,000
Short-Term Obligation – 4.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Agency Obligation maturing 02/01/08, market value of $5,509,550 (repurchase proceeds $5,403,367)	5,401,000	5,401,000
Total Short-Term Obligation (cost of $5,401,000)		5,401,000
Total Investments – 161.8% (cost of $219,301,876)(d)		219,033,622
Other Assets & Liabilities, Net – (61.8)%		(83,675,642)
Net Assets – 100.0%		$135,357,980

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $8,001,715, which represents 5.9% of net assets.

(d)  Cost for federal income tax purposes is $219,301,876.

See Accompanying Notes to Financial Statements.

19

Mortgage- and Asset-Backed Portfolio
March 31, 2007

At March 31, 2007 the asset allocation of the Portfolio is as follows:

Asset Allocation (unaudited)	% of Net Assets
Mortgage-Backed Securities	86.0
Asset-Backed Securities	45.2
Collateralized Mortgage Obligations	15.6
Commercial Mortgage-Backed Securities	10.7
Municipal Bond	0.3
157.8
Short-Term Obligation	4.0
Other Assets & Liabilities, Net	(61.8)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

20

Statements of Assets and Liabilities – Fixed Income Sector Portfolios
March 31, 2007

	$	$
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Assets:
Investments, at identified cost	85,451,758	219,301,876
Investments, at value (Including securities on loan of $7,682,092 and $—, respectively)	85,412,297	219,033,622
Cash	238	522
Receivable for:
Investments sold	1,139,355	1,660,579
Fund shares sold	52,968	94,003
Interest	974,575	496,340
Futures variation margin	11,875	—
Securities lending	722	—
Total assets	87,592,030	221,285,066
Liabilities:
Collateral on securities loaned	7,857,863	—
Payable for:
Investments purchased	1,146,144	2,530,034
Investments purchased on a delayed delivery basis	—	83,397,052
Total liabilities	9,004,007	85,927,086
Net Assets	78,588,023	135,357,980
Net Assets Consist of:
Paid-in capital	79,418,458	135,108,817
Undistributed net investment income	71,460	121,431
Accumulated net realized gain (loss)	(933,858)	395,986
Unrealized appreciation (depreciation) on:
Investments	(39,461)	(268,254)
Futures contracts	71,424	—
Net Assets	78,588,023	135,357,980
Shares outstanding	7,814,314	13,519,121
Net asset value per share	10.06	10.01

See Accompanying Notes to Financial Statements.

21

Statements of Operations – Fixed Income Sector Portfolios
For the Year Ended March 31, 2007

	$	$
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Investment Income
Income
Interest	3,941,455	6,038,003
Securities lending	5,635	—
Total Investment Income	3,947,090	6,038,003
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(459,065)	1,338,153
Futures contracts	(18,521)	—
Net realized gain (loss)	(477,586)	1,338,153
Net change in unrealized appreciation on:
Investments	1,253,289	465,730
Futures contracts	119,378	—
Net change in unrealized appreciation	1,372,667	465,730
Net Gain	895,081	1,803,883
Net Increase Resulting from Operations	4,842,171	7,841,886

See Accompanying Notes to Financial Statements.

22

Statements of Changes in Net Assets – Fixed Income Sector Portfolios

Increase (Decrease) in Net Assets	Corporate Bond Portfolio		Mortgage- and Asset-Backed Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income	3,947,090	2,795,932	6,038,003	3,280,760
Net realized gain (loss) on investments and futures contracts	(477,586)	(461,352)	1,338,153	(760,742)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,372,667	(1,238,256)	465,730	(306,147)
Net increase resulting from operations	4,842,171	1,096,324	7,841,886	2,213,871
Distributions Declared to Shareholders
From net investment income	(3,920,830)	(2,792,574)	(5,983,563)	(3,258,279)
From net realized gains	—	(36,289)	—	(364,836)
Total distributions declared to shareholders	(3,920,830)	(2,828,863)	(5,983,563)	(3,623,115)
Net Capital Share Transactions	13,069,984	13,630,972	43,930,399	12,762,202
Net Increase in Net Assets	13,991,325	11,898,433	45,788,722	11,352,958
Net Assets
Beginning of period	64,596,698	52,698,265	89,569,258	78,216,300
End of period	78,588,023	64,596,698	135,357,980	89,569,258
Undistributed net investment income, at end of period	71,460	45,202	121,431	56,371

See Accompanying Notes to Financial Statements.

23

Statements of Changes in Net Assets – Capital Stock Activity

	Corporate Bond Portfolio				Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2007		Year Ended March 31, 2006		Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	1,781,604	17,814,460	1,752,908	17,897,000	5,415,912	53,717,290	2,123,650	21,252,841
Distributions reinvested	3,339	33,367	5,342	54,704	24,613	243,569	22,757	227,354
Redemptions	(477,249)	(4,777,843)	(421,211)	(4,320,732)	(1,011,716)	(10,030,460)	(868,051)	(8,717,993)
Net increase	1,307,694	13,069,984	1,337,039	13,630,972	4,428,809	43,930,399	1,278,356	12,762,202

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Corporate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended
	2007	2006	2005	2004	March 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.93	$10.19	$10.58	$10.33	$10.00
Income from Investment Operations:
Net investment income (b)	0.55	0.49	0.48	0.46	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.13	(0.25)	(0.36)	0.33	0.27
Total from Investment Operations	0.68	0.24	0.12	0.79	0.68
Less Distributions Declared to Shareholders:
From net investment income	(0.55)	(0.49)	(0.48)	(0.47)	(0.26)
From net realized gains	—	(0.01)	(0.03)	(0.07)	(0.09)
Total Distributions Declared to Shareholders	(0.55)	(0.50)	(0.51)	(0.54)	(0.35)
Net Asset Value, End of Period	$10.06	$9.93	$10.19	$10.58	$10.33
Total return (c)	7.01%	2.34%	1.25%	7.83%	6.99	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	—	—	—	—	—
Net investment income (e)	5.55%	4.83%	4.69%	4.40%	4.33	%(f)
Portfolio turnover rate	114%	62%	39%	126%	183	%(d)
Net assets, end of period (in 000's)	$78,588	$64,597	$52,698	$61,193	$14,772

(a)  The Portfolio commenced operations on August 30, 2002.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Mortgage- and Asset-Backed Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended
	2007	2006	2005	2004	March 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.85	$10.01	$10.19	$10.15	$10.00
Income from Investment Operations:
Net investment income (b)	0.54	0.40	0.26	0.22	0.17
Net realized and unrealized gain (loss) on investments	0.14	(0.12)	(0.01)	0.13	0.14
Total from Investment Operations	0.68	0.28	0.25	0.35	0.31
Less Distributions Declared to Shareholders:
From net investment income	(0.52)	(0.40)	(0.26)	(0.22)	(0.10)
From net realized gains	—	(0.04)	(0.17)	(0.09)	(0.06)
Total Distributions Declared to Shareholders	(0.52)	(0.44)	(0.43)	(0.31)	(0.16)
Net Asset Value, End of Period	$10.01	$9.85	$10.01	$10.19	$10.15
Total return (c)	7.12%	2.85%	2.57%	3.53%	3.08	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	—	—	—	—	—
Net investment income (e)	5.41%	4.00%	2.61%	2.26%	1.82	%(f)
Portfolio turnover rate	543%	561%	765%	941%	688	%(d)
Net assets, end of period (in 000's)	$135,358	$89,569	$78,216	$86,411	$9,205

(a)  The Portfolio commenced operations on August 30, 2002.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Fixed Income Sector Portfolios
March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the ''1940 Act''), as an open-end management investment company. Information presented in these financial statements pertains to the following portfolios of the Trust: Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each, a "Portfolio" and collectively, the "Portfolios").

Investment Goals

Corporate Bond Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of corporate bonds. Mortgage- and Asset-Backed Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of mortgage- and other asset-backed securities.

Portfolio Shares

The Portfolios are authorized to issue an unlimited number of shares without par value and are only available through certain wrap fee programs and certain other managed accounts, including those sponsored or managed by Bank of America and its affiliates.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Portfolios' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolios' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Portfolios may invest in futures contracts to seek to enhance return, to hedge some of the risks of their investments in fixed income securities or as a substitute for a position in the underlying asset. The use of futures contracts

27

Fixed Income Sector Portfolios
March 31, 2007

involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Portfolios' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Portfolio deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

The Portfolios may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolios to subsequently invest at less advantageous prices. Each Portfolio holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia. Each Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Portfolios' organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolios' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

28

Fixed Income Sector Portfolios
March 31, 2007

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for wash sale deferrals were identified and reclassified among the components of the Portfolios' net assets as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Corporate Bond Portfolio	$(2)	$1	$1
Mortgage- and Asset-Backed Portfolio	10,620	(10,620)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	3/31/07		3/31/06
Portfolio	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-term Capital Gains
Corporate Bond Portfolio	$3,920,830	—	$2,793,010	$35,853
Mortgage- and Asset-Backed Portfolio	5,983,563	—	3,623,115	—

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Net Unrealized Depreciation*
Corporate Bond Portfolio	$71,460	$(73,389)
Mortgage- and Asset-Backed Portfolio	523,718	(268,254)

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes, was:

Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Corporate Bond Portfolio	$763,485	$(836,874)	$(73,389)
Mortgage- and Asset-Backed Portfolio	144,502	(412,756)	(268,254)

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in 2014	Expiring in 2015	Total
Corporate Bond Portfolio	$190,899	$595,089	$785,988

29

Fixed Income Sector Portfolios
March 31, 2007

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, post-October capital losses attributed to security transactions were deferred to April 1, 2007 as follows:

Corporate Bond Portfolio	$42,517
Mortgage- and Asset-Backed Portfolio	6,302

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Portfolios.

Columbia does not receive any fee for its investment advisory services. In addition, under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios (exclusive of brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses, if any).

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation from the Portfolios for its services.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services to serve as sub-transfer agent. The Transfer Agent does not receive any compensation from the Portfolios for its services.

Distribution and Service Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolios' shares. The Distributor does not receive a fee for its services as distributor.

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
Portfolio	Purchases	Sales	Purchases	Sales
Corporate Bond Portfolio	$13,786,137	$13,113,044	$81,549,989	$64,936,489
Mortgage- and Asset-Backed Portfolio	903,529,453	863,543,301	113,293,241	56,984,033

30

Fixed Income Sector Portfolios
March 31, 2007

Note 6. Shares of Beneficial Interest

As of March 31, 2007, the Portfolios had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Corporate Bond Portfolio	97.5
Mortgage- and Asset-Backed Portfolio	95.0

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank & Trust Company ("State Street"). Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating Portfolio. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended March 31, 2007, the Portfolios did not borrow under these arrangements.

Note 8. Securities Lending

Each Portfolio commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of each Portfolio and any additional required collateral is delivered to each Portfolio on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Portfolios. Generally, in the event of borrower default, the Portfolios have the right to use the collateral to offset any losses incurred. In the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Portfolios. The Portfolios bear the risk of loss with respect to the investment of collateral.

During the year ended March 31, 2007, Corporate Bond Portfolio participated in the program.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and

31

Fixed Income Sector Portfolios
March 31, 2007

Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a

32

Fixed Income Sector Portfolios
March 31, 2007

Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a series of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

34

Fund Governance – Fixed Income Sector Portfolios

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman Conseco, Inc. (insurance), from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued) – Fixed Income Sector Portfolios

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

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Fund Governance (continued) – Fixed Income Sector Portfolios

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Adviser since October 2004: Vice President – Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

37

Board Consideration and Re-Approval of Investment
Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Corporate Bond Portfolio and the Mortgage- and Asset-Backed Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolios, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

Portfolio Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Portfolios, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each Portfolio's one-year performance compared to actual management fees; (ii) each Portfolio's one-year performance

38

compared to total expenses; (iii) each Portfolio's three-year performance compared to actual management fees; and (iv) each Portfolio's three-year performance compared to total expenses.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Portfolios to CMA for investment advisory services (the "Advisory Agreement Rates"). The Board noted that CMA does not charge the Portfolios an investment advisory fee, but that CMA does receive an advisory fee from the sponsors of wrap programs, who in turn charge the participants in the programs. The Board acknowledged the fees received by CMA from the sponsors in approving the Advisory Agreement Rates. The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses across the complex. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates with those of the other funds in their respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rates, and the approval of the Advisory Agreement for both of the Portfolios.

Profitability. The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including institutional investors. In this regard, the Board concluded that, because the Advisory Agreement Rates are zero, no further analysis was required.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationships with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio

39

investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board reviews reports of CMA at each of their quarterly meetings, which include, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent
Fee Consultant

Independent Fee Consultant's Evaluation of the Process by Which Management Fees are Negotiated for the Columbia Mutualfunds Overseen by the Columbia Nations Board

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD")1 agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. LLC ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

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C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.  Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to

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share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.  Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.  Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.  The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.  The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.  Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.  The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.  The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These

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changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.  Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.  Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.  The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.  CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.  The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.  Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally

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including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.  Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.  If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Columbia Funds – Fixed Income Sector Portfolios

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

47

Columbia Funds – Fixed Income Sector Portfolios (continued)

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, please call us at 1-800-345-6611.

48

Important Information About This Report

Fixed Income Sector Portfolios

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Fixed Income Sector Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

49

Fixed Income Sector Portfolios

Annual Report – March 31, 2007

Columbia Management®

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611

SHC-42/129907-0307 (05/07) 07/38961

Columbia Masters Global Equity Portfolio

Annual Report – March 31, 2007

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia Masters Global Equity Portfolio

Summary

For the 12-month period ended March 31, 2007

■	The world’s major stock markets moved higher, boosted by generally solid economic growth. Foreign markets, as measured by the MSCI EAFE Index, were generally stronger than the US market.

MSCI World Index	MSCI EAFE Index

G

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

World economic growth advanced at a healthy pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. For 2006, world gross domestic product was estimated at 3.6%. In 2007, growth is expected to slow somewhat to 3.0%, primarily because of slower growth in the United States, where a weak housing market weighed on the economy throughout the period. Core inflation remained above the comfort level of central banks in most of the world’s major economies, and most central banks raised short-term interest rates in an effort to control inflationary pressures during the period.

Slower growth for euro zone economies

In the euro zone, the economy expanded 2.75% in 2006, as strong external trade boosted growth. However, the economy got off to a slower start in 2007, as both export demand and private consumption showed signs of weakening. The European Central Bank (ECB) continued to raise its key policy rate in quarter-point increments throughout the period, reflecting continued concerns about inflation. Capacity utilization is tight, as many factories are close to their limits; wages have increased; and money supply growth reached a record high in January—lending support to the ECB’s policy decisions.

Japan’s economy loses some momentum

Japan’s economy maintained a slow but relatively steady pace of growth throughout the period. However, it lost momentum in the early months of 2007 as exports cooled and consumer spending remained weak. Although inflation is negligible, the Bank of Japan appears set to lift interest rates later this year. Elsewhere in Asia, the economies of South Korea and Taiwan also showed signs of slowing as external demand for technology-related exports decelerated sharply in the final months of 2006.

China continues to expand at record pace

China’s economy expanded at an estimated pace of 10.6% in 2006—its fastest growth in over a decade—despite government-induced monetary and administrative measures designed to cool the engines of growth. China’s export-driven economy remains vulnerable to slower growth around the globe. Nevertheless, it showed signs of continued expansion at an impressive pace in the early months of 2007.

World stock markets reflected economic strength

In an environment of generally healthy growth, the world’s major stock markets delivered robust returns. The MSCI EAFE Index, which measures stock market performance in major developed countries around the world, returned 20.20%. Despite a sharp sell-off in February, most markets regained their forward momentum and bounced back with significant strength. The MSCI World Index, which includes the US market, returned 15.44%.

Past	performance is no guarantee of future results.

1

Performance Information – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.62
Class B	2.37
Class C	2.37
Class Z	1.37

Annual operating expense ratio after contractual waivers (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class Z	0.97

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. These ratios may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 02/15/08.

Growth of a $10,000 investment 02/15/06 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters Global Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/07 ($)

Sales charge	without	with
Class A	11,645	10,975
Class B	11,555	11,155
Class C	11,564	11,564
Class Z	11,685	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06
Sales charge	without	with	without	with	without	with	without
1-year	13.17	6.64	12.40	7.40	12.38	11.38	13.56
Life	14.52	8.64	13.73	10.22	13.81	13.81	14.87

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for the Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

2

Understanding Your Expenses – Columbia Masters Global Equity Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,117.58	1,023.68	1.32	1.26	0.25
Class B	1,000.00	1,000.00	1,114.29	1,019.95	5.27	5.04	1.00
Class C	1,000.00	1,000.00	1,114.09	1,019.95	5.27	5.04	1.00
Class Z	1,000.00	1,000.00	1,119.32	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters Global Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

3

Portfolio Manager’s Report – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 03/31/07 ($)

Class A	11.07
Class B	11.04
Class C	11.05
Class Z	11.09

Distributions declared per share
04/01/06 – 03/31/07 ($)

Class A	0.57
Class B	0.51
Class C	0.51
Class Z	0.58

For the 12-month period that ended March 31, 2007, the portfolio’s Class A shares returned 13.17% without sales charge. This compares with a 15.44% return for the MSCI World Index over the same period.1 The average return for the portfolio’s peer group, the Morningstar Foreign Large Blend Category was 17.61%.2 Stock selection within the underlying funds in the portfolio accounted for the shortfall in performance.

Stock selection determined performance

Although the portfolio generated solid, double-digit performance for the period, some of the underlying funds in the portfolio fell short of their own benchmarks because of stock selection across a range of sectors. Columbia Multi-Advisor International Equity Fund trailed the MSCI EAFE Index3 because of security selection in the information technology sector. Columbia Marsico 21st Century Fund trailed because of stock selection in the health care and energy sectors while Columbia Strategic Investor Fund was hurt by stock selection in information technology and industrial names. Columbia Acorn International posted solid double-digit gains for the portfolio, benefiting from its emerging market exposure. However, it trailed its primary benchmark, the S&P/Citigroup EMI ex-U.S. Index.4

Looking ahead

We expect some the world’s equity markets to face head winds in the period ahead. In the United States, the pace of economic growth has slowed because of the Federal Reserve Board’s interest-rate hikes, and there are concerns that the problems in the subprime mortgage market could put additional pressure on economic growth. Because the United States is the consumer for the rest of the world’s goods, a significant slowdown in consumer spending could have negative implications for global growth. In addition, China, another important market for consumer goods, is looking for ways to slow its economy. We believe these factors could lead to short-term volatility in the equity markets. Longer term, however, we think the fundamental backdrop is attractive. Global growth is relatively high and global monetary policy remains relatively favorable, which may create positive long-term conditions for the equity markets.

[1]	The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

[2]

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[3]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

[4]

S&P/Citigroup EMI Global ex-U.S. Index is an index of the bottom 20% of institutionally investable capital of developed and emerging (after 9/30/1994) countries, selected by the index sponsor, outside the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

4

Fund Profile – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+13.17% Class A shares (without sales charge)

+15.44% MSCI World Index

Summary

■	For the 12-month period that ended March 31, 2007, the portfolio’s Class A shares returned 13.17% without sales charge.

■	In a period of generally strong performance for international markets, the portfolio, its benchmark and peer group average recorded double-digit gains.

■	Security selection within some of the underlying funds accounted for a shortfall in performance relative to the benchmark and peer group average.

Portfolio Management

Vikram Kuriyan has managed the portfolio since February 2006. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

A “fund of funds” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing involves special risk, including currency risk, risk associated with possible differences in financial accounting standards, and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investment risks of bonds include prepayments, foreign, political and economic developments and bond market fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

5

Financial Statements – Columbia Masters Global Equity Portfolio

March 31, 2007

A guide to understanding your portfolio’s financial statements

Investment Portfolio	The investment portfolio details all of the portfolio’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the portfolio’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the portfolio’s liabilities (including any unpaid expenses) from the total of the portfolio’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the portfolio and the expenses accrued by the portfolio during the reporting period. This statement also shows any net gain or loss the portfolio realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the portfolio’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the portfolio’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the portfolio’s net asset value per share was affected by the portfolio’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the portfolio, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

6

Investment Portfolio – Columbia Masters Global Equity Portfolio

March 31, 2007

Investment Companies (a) – 100.1%	Shares	Value ($)
Columbia Acorn International, Class Z	73,068	3,107,573
Columbia Marsico 21st Century Fund, Class Z	534,157	7,761,306
Columbia Multi-Advisor International Equity Fund, Class Z	700,354	12,431,281
Columbia Strategic Investor Fund, Class Z	381,528	7,729,749

Total Investment Companies (cost of $29,570,413)		31,029,909

Total Investments – 100.1% (cost of $29,570,413) (b)		31,029,909

Other Assets & Liabilities, Net – (0.1)%		(29,495)

Net Assets – 100.0%		31,000,414

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $29,607,056.

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Masters Global Equity Portfolio

March 31, 2007

		($)
Assets	Affiliated investments, at cost	29,570,413

	Affiliated investments, at value	31,029,909
	Receivable for:
	Portfolio shares sold	174,687
	Expense reimbursement due from Investment Advisor	89,248

	Total Assets	31,293,844

Liabilities	Payable for:
	Investments purchased	114,983
	Portfolio shares repurchased	78,309
	Transfer agent fee	4,200
	Pricing and bookkeeping fees	4,071
	Trustees’ fees	15,204
	Distribution and service fees	13,450
	Chief compliance officer expenses	1,322
	Other liabilities	61,891

	Total Liabilities	293,430

	Net Assets	31,000,414

Net Assets Consist of	Paid-in capital	29,242,214
	Accumulated net realized gain	298,704
	Net unrealized appreciation on investments	1,459,496

	Net Assets	31,000,414

Class A	Net assets	18,587,669
	Shares outstanding	1,678,371
	Net asset value per share	11.07	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.07/0.9425)	11.75	(b)

Class B	Net assets	6,932,861
	Shares outstanding	628,034
	Net asset value and offering price per share	11.04	(a)

Class C	Net assets	4,923,481
	Shares outstanding	445,579
	Net asset value and offering price per share	11.05	(a)

Class Z	Net assets	556,403
	Shares outstanding	50,151
	Net asset value and offering price per share	11.09	(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Masters Global Equity Portfolio

For the Year Ended March 31, 2007

		($)
Investment Income	Dividends from affiliates	554,738

Expenses	Distribution fee:
	Class B	37,274
	Class C	24,144
	Service fee:
	Class A	29,152
	Class B	12,425
	Class C	8,045
	Transfer agent fee	27,519
	Pricing and bookkeeping fees	47,590
	Trustees’ fees	19,101
	Custody fee	1,513
	Legal fee	67,457
	Registration fee	50,496
	Reports to shareholders	44,590
	Chief compliance officer expenses	4,338
	Other expenses	20,092

	Total Expenses	393,736

	Fees and expenses waived or reimbursed by Investment Advisor	(282,688)
	Custody earnings credit	(8)

	Net Expenses	111,040

	Net Investment Income	443,698

Net Realized and Unrealized Gain on investments	Capital gains distributions received	1,087,494
	Net realized loss on affiliated investments	(36,065)
	Net change in unrealized appreciation on investments	1,371,203

	Net Gain	2,422,632

	Net Increase Resulting from Operations	2,866,330

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Masters Global Equity Portfolio

Increase (Decrease) in Net Assets		Year Ended March 31, 2007 ($)	Period Ended March 31, 2006 (a) ($)
Operations	Net investment income (loss)	443,698	(1,500)
	Net realized gain on investments and capital gains distributions received	1,051,429	—
	Net change in unrealized appreciation on investments	1,371,203	88,293

	Net Increase Resulting from Operations	2,866,330	86,793

Distributions Declared to Shareholders	From net investment income:
	Class A	(312,461)	—
	Class B	(101,748)	—
	Class C	(63,794)	—
	Class Z	(9,598)	—
	From net realized gains:
	Class A	(414,171)	—
	Class B	(177,727)	—
	Class C	(111,431)	—
	Class Z	(11,777)	—

	Total Distributions Declared to Shareholders	(1,202,707)	—

Share Transactions	Class A:
	Subscriptions	15,129,704	3,860,362
	Distributions reinvested	690,781	—
	Redemptions	(2,130,669)	(11,675)

	Net Increase	13,689,816	3,848,687

	Class B:
	Subscriptions	5,213,235	1,520,057
	Distributions reinvested	264,002	—
	Redemptions	(433,918)	(51,501)

	Net Increase	5,043,319	1,468,556

	Class C:
	Subscriptions	4,028,880	915,221
	Distributions reinvested	161,596	—
	Redemptions	(437,667)	—

	Net Increase	3,752,809	915,221

	Class Z:
	Subscriptions	516,910	27,514
	Distributions reinvested	19,766	—
	Redemptions	(37,733)	—

	Net Increase	498,943	27,514
	Net Increase from Share Transactions	22,984,887	6,259,978
	Redemption fees	4,294	839

	Total Increase in Net Assets	24,652,804	6,347,610

Net Assets	Beginning of period	6,347,610	—
	End of period	31,000,414	6,347,610

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Masters Global Equity Portfolio

		Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Changes in Shares	Class A:
	Subscriptions	1,434,620	380,432
	Issued for distributions reinvested	63,491	—
	Redemptions	(199,032)	(1,140)

	Net Increase	1,299,079	379,292

	Class B:
	Subscriptions	499,375	149,866
	Issued for distributions reinvested	24,309	—
	Redemptions	(40,443)	(5,073)

	Net Increase	483,241	144,793

	Class C:
	Subscriptions	382,402	90,340
	Issued for distributions reinvested	14,852	—
	Redemptions	(42,015)	—

	Net Increase	355,239	90,340

	Class Z:
	Subscriptions	49,061	2,729
	Issued for distributions reinvested	1,815	—
	Redemptions	(3,454)	—

	Net Increase	47,422	2,729

(a)	Columbia Masters Global Equity Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.29	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.26	—	(d)
Net realized and unrealized gain on investments	1.09	0.29

Total from Investment Operations	1.35	0.29

Less Distributions Declared to Shareholders:
From net investment income	(0.25)	—
From net realized gains	(0.32)	—

Total Distributions Declared to Shareholders	(0.57)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.07	$10.29
Total return (e)(f)	13.17%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	0.25%	0.25	%(j)
Waiver /reimbursement	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	2.47%	(0.25	)%(j)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$18,588	$3,902

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.28	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.19	(0.01)
Net realized and unrealized gain on investments	1.08	0.29

Total from Investment Operations	1.27	0.28

Less Distributions Declared to Shareholders:
From net investment income	(0.19)	—
From net realized gains	(0.32)	—

Total Distributions Declared to Shareholders	(0.51)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.04	$10.28
Total return (e)(f)	12.40%	2.80	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00	%(j)
Waiver/reimbursement	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	1.79%	(1.00	)%(j)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$6,933	$1,488

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.29	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.19	(0.01)
Net realized and unrealized gain on investments	1.08	0.30

Total from Investment Operations	1.27	0.29

Less Distributions Declared to Shareholders:
From net investment income	(0.19)	—
From net realized gains	(0.32)	—

Total Distributions Declared to Shareholders	(0.51)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.05	$10.29
Total return (e)(f)	12.38%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00	%(j)
Waiver/reimbursement	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	1.83%	(1.00	)%(j)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$4,923	$929

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights– Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.29	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.29	—	(d)
Net realized and unrealized gain on investments	1.09	0.29

Total from Investment Operations	1.38	0.29

Less Distributions Declared to Shareholders:
From net investment income	(0.26)	—
From net realized gains	(0.32)	—

Total Distributions Declared to Shareholders	(0.58)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.09	$10.29
Total return (e)(f)	13.56%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	—	—
Waiver/reimbursement	1.40%	21.19	%(j)
Net investment income (loss) (c)(i)	2.69%	—	%(j)(k)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$556	$28

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Masters Global Equity Portfolio, March 31, 2007

Note 1. Organization

Columbia Masters Global Equity Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Portfolio seeks capital appreciation by investing in Class Z shares of Columbia Multi-Advisor International Equity Fund, Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Acorn International (the “Underlying Funds”). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the underlying funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available on our website at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares and offers four classes of shares: Class A, B, C and Z shares. Each share class has its own expense structure and, as applicable sales charges. The Portfolio commenced operations on February 15, 2006.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio’s investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on the ex-dividend date. Income

16

Columbia Masters Global Equity Portfolio, March 31, 2007 (continued)

distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for deferred wash sales were identified and reclassified among the components of the Portfolio’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$43,903	$(37,619)	$(6,284)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$455,618
Long-Term Capital Gains	747,089

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$335,347	$1,422,853

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,630,763
Unrealized depreciation	(207,910)
Net unrealized appreciation	$1,422,853

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial

17

Columbia Masters Global Equity Portfolio, March 31, 2007 (continued)

adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Portfolio. Also effective December 15, 2006, the Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes- Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Portfolio expenses.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Portfolio under these agreements was $38,777.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of

18

Columbia Masters Global Equity Portfolio, March 31, 2007 (continued)

the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the Portfolio’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.14% of the Portfolio’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio’s shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $62,102 on sales of the Portfolio’s Class A shares and received net CDSC fees of $11,217 and $2,688 on Class B and C share redemptions, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and C shares of the Portfolio and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, B and C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and C shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio’s assets.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 15, 2008 so that total annual operating expenses (excluding any advisory fees, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio’s investment in other investment companies) do not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities were $24,324,089 and $487,292, respectively.

Note 6. Redemption Fees

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on proceeds of Portfolio shares that are redeemed within 60 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of funds. Redemption fees, which are retained by the Portfolio, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year

19

Columbia Masters Global Equity Portfolio, March 31, 2007 (continued)

ended March 31, 2007, the redemption fees for Class A, B, C and Z shares of the Portfolio amounted to $2,470, $1,072, $690 and $62, respectively.

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the year ended March 31, 2007, the Portfolio did not borrow under these arrangements.

Note 8. Disclosure of Significant Risks and Contingencies

Risk factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

20

Columbia Masters Global Equity Portfolio, March 31, 2007 (continued)

Legal Proceedings

Columbia Masters Global Equity Portfolio did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual

21

Columbia Masters Global Equity Portfolio, March 31, 2007 (continued)

funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Global Equity Portfolio (the “Portfolio”) (a series of Columbia Funds Series Trust) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

23

Unaudited Information– Columbia Masters Global Equity Portfolio

Federal Income Tax Information

For the fiscal year ended March 31, 2007, the Portfolio designates long term capital gains of $1,082,436.

For non-corporate shareholders 74.45% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099–DIV.

35.47% of the ordinary income earned by the Portfolio, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

24

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)

Retired

Oversees 79.

Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current.

Oversees 79.

Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd.

(insurance)

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

25

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)

Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

26

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Head of

Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President – Fund Treasury of the Adviser since October 2004: Vice President – Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

27

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters Global Equity Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The portfolio identified above is referred to as the “Portfolio.”

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio’s performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. (“Lipper”) to be most similar to the Portfolio (the “Peer Group”). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio’s Peer Group and considered potential bias resulting from the selection methodology. The Board also noted that Lipper had advised that the Portfolio’s Peer Group consists of only three other similar funds due to a lack of funds with comparable characteristics in the industry.

Based on its meeting certain agreed-upon criteria for warranting further review, the Board specially engaged in further review of the Portfolio because of its lack of performance history. The Board considered this and also noted other factors, including that the Portfolio’s total expense ratio was equal to the median of its Peer Group and that CMA had agreed to cap the Net Advisory Rate (defined below) of the Portfolio at 0.00% until February 15, 2008, that outweighed the lack of performance history. The Board also

28

noted that the small size of the Portfolio’s Peer Group and the Portfolio’s structure as a fund of funds made such comparisons less useful.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the “Advisory Agreement Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

Because the Portfolio commenced operation in February, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services are not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

29

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

30

Columbia Funds

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

31

Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

32

Important Information About This Report

Columbia Masters Global Equity Portfolio

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters Global Equity Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

Columbia Masters Global Equity Portfolio

Annual Report – March 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

CMS & CAD (bank of prospectus) www.columbiafunds.com

800-345-6611 www.columbiafunds.com

SHC-42/129908-0307 (05/07) 07/38609

Columbia Masters Heritage Portfolio

Annual Report – March 31, 2007

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia Masters Heritage Portfolio

Summary

For the 12-month period ended March 31, 2007

■	The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI EAFE Index

■

Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of noninvestment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short term interest rate, the federal funds rate, twice — to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed’s mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note,1 a bellwether for the bond market, ended the 12-month period at 4.63% — somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

[1]	10-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

1

Performance Information – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.49
Class B	2.24
Class C	2.24
Class Z	1.24

Annual operating expense ratio after contractual waivers (%)*

Class A	1.17
Class B	1.92
Class C	1.92
Class Z	0.92

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. These ratios may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 02/15/08.

Growth of a $10,000 investment 02/15/06 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters Heritage Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term US government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/07 ($)

Sales charge	without	with
Class A	11,095	10,457
Class B	11,003	10,603
Class C	11,003	11,003
Class Z	11,116	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06
Sales charge	without	with	without	with	without	with	without
1-year	8.77	2.53	7.96	2.96	7.96	6.96	9.04
Life	9.69	4.06	8.88	5.35	8.88	8.88	9.87

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for the Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

2

Understanding Your Expenses – Columbia Masters Heritage Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,081.38	1,023.68	1.30	1.26	0.25
Class B	1,000.00	1,000.00	1,077.39	1,019.95	5.18	5.04	1.00
Class C	1,000.00	1,000.00	1,077.39	1,019.95	5.18	5.04	1.00
Class Z	1,000.00	1,000.00	1,082.82	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters Heritage Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

3

Portfolio Manager’s Report – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 03/31/07 ($)

Class A	10.42
Class B	10.42
Class C	10.42
Class Z	10.41

Distributions declared per share
04/01/06 – 03/31/07 ($)

Class A	0.64
Class B	0.57
Class C	0.57
Class Z	0.67

For the 12-month period that ended March 31, 2007, the portfolio’s Class A shares returned 8.77% without sales charge. The S&P 500 Index returned 11.83% and the Lehman Brothers U.S. Intermediate Government/Credit Bond Index returned 6.14%.1 The portfolio’s return was lower than the 10.25% average return of funds in its peer group, the Morningstar Large Blend Category.2 The portfolio is equally divided among Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund.

Stock selection hampered performance

Positions in Columbia Marsico 21st Century Fund and Columbia Strategic Investor Fund, which account for two-third’s of the portfolio’s investable assets, hampered performance relative to the index and peer group. Both funds posted solid gains for the period. However, stock selection in health care and energy detracted from the return of Columbia Marsico 21st Century Fund and stock selection in information technology and industrial stocks hampered Columbia Strategic Investor Fund.

Sector allocation within fixed income aided return

The portfolio’s investment in Columbia Strategic Income Fund was positive for performance during the period. Investments in high-yield bonds and foreign issues helped the fund outperform its benchmark.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

In this environment, we expect equities to have an edge over other asset classes. Valuations remained attractive, with stocks generally being traded near or just below their historical valuation levels. Large caps may be at a slight valuation advantage to small caps and growth appears to have a valuation edge over value, given the strong run up the former segments of the market have experienced over the past several years. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

[1]

The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term US government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

4

Fund Profile – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+8.77% Class A shares (without sales charge)

+11.83% S&P 500 Index

+6.14% Lehman Brothers U.S. Intermediate Government/Credit Bond Index

Summary

■	For the 12-month period that ended March 31, 2007, the portfolio’s Class A shares returned 8.77% without sales charge.

■

The portfolio’s return was lower than the S&P 500 Index and higher than the Lehman Brothers U.S. Intermediate Government/Credit Bond Index. The portfolio was also lower than the average return of its peer group.

■

Stock selection within Columbia Marsico 21st Century Fund and Columbia Strategic Investor Fund detracted from the portfolio’s relative return while sector allocation within Columbia Strategic Income Fund aided performance.

Portfolio Management

Vikram Kuriyan has managed the portfolio since February 2006. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

A “fund of funds” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing involves special risk, including currency risk, risk associated with possible differences in financial accounting standards, and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investment risks of bonds include prepayments, foreign, political and economic developments and bond market fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

5

Financial Statements – Columbia Masters Heritage Portfolio

March 31, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

6

Investment Portfolio – Columbia Masters Heritage Portfolio

March 31, 2007

Investment Companies (a) – 100.1%	Shares	Value ($)
Columbia Marsico 21st Century Fund, Class Z	2,134,750	31,017,916
Columbia Strategic Income Fund, Class Z	5,179,458	30,869,568
Columbia Strategic Investor Fund, Class Z	1,522,885	30,853,644

Total Investment Companies (Cost of $90,257,035)		92,741,128

Total Investments – 100.1% (Cost of $90,257,035) (b)		92,741,128

Other Assets & Liabilities, Net – (0.1)%		(76,723)

Net Assets – 100.0%		92,664,405

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $90,289,355.

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Masters Heritage Portfolio

(March 31, 2007)

		($)
Assets	Affiliated investments, at cost	90,257,035

	Affiliated investments, at value	92,741,128
	Cash	3,143
	Receivable for:
	Portfolio shares sold	414,718
	Expense reimbursement due from Investment Advisor	98,616

	Total Assets	93,257,605

Liabilities	Payable for:
	Investments purchased	190,267
	Portfolio shares repurchased	273,668
	Distributions	75
	Transfer agent fee	9,807
	Pricing and bookkeeping fees	4,060
	Trustees’ fees	15,204
	Distribution and service fees	42,109
	Chief compliance officer expenses	1,529
	Other liabilities	56,481

	Total Liabilities	593,200

	Net Assets	92,664,405

Net Assets Consist of	Paid-in capital	90,183,006
	Underdistributed net investment income	29,626
	Accumulated net realized loss	(32,320)
	Net unrealized appreciation on investments	2,484,093

	Net Assets	92,664,405

Class A	Net assets	$53,710,426
	Shares outstanding	5,153,854
	Net asset value per share	$10.42	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.42/0.9425)	$11.06	(b)

Class B	Net assets	$19,387,647
	Shares outstanding	1,860,191
	Net asset value and offering price per share	$10.42	(a)

Class C	Net assets	$17,715,326
	Shares outstanding	1,699,572
	Net asset value and offering price per share	$10.42	(a)

Class Z	Net assets	$1,851,006
	Shares outstanding	177,793
	Net asset value, offering and redemption price per share	$10.41

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Masters Heritage Portfolio

For the Year Ended March 31, 2007

		($)
Investment Income
	Dividends from affiliates	2,166,643

Expenses	Distribution fee:
	Class B	107,667
	Class C	87,609
	Service fee:
	Class A	97,694
	Class B	35,889
	Class C	29,203
	Transfer agent fee	62,195
	Pricing and bookkeeping fees	47,567
	Trustees’ fees	19,101
	Custody fee	1,035
	Legal fee	62,477
	Registration fee	53,880
	Reports to shareholders	50,969
	Chief compliance officer expenses	4,850
	Other expenses	20,635

	Total Expenses	680,771

	Fees and expenses waived or reimbursed by Investment Advisor	(322,708)
	Custody earnings credit	(1)

	Net Expenses	358,062

	Net Investment Income	1,808,581

Net Realized and Unrealized Gain on Investments	Capital gains distributions received	2,817,488
	Net realized loss on affiliated investments	(30,902)
	Net change in unrealized appreciation on investments	2,294,934

	Net Gain	5,081,520

	Net Increase Resulting from Operations	6,890,101

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Masters Heritage Portfolio

Increase (Decrease) in Net Assets		Year Ended March 31, 2007 ($)	Period Ended March 31, 2006 ($) (a)
Operations	Net investment income	1,808,581	17,442
	Net realized gain on investments and capital gains distributions received	2,786,586	—
	Net change in unrealized appreciation on investments	2,294,934	189,159

	Net Increase Resulting from Operations	6,890,101	206,601

Distributions Declared to Shareholders	From net investment income:
	Class A	(1,172,078)	(13,378)
	Class B	(312,065)	(610)
	Class C	(258,345)	(379)
	Class Z	(61,152)	(125)
	From net realized gains:
	Class A	(1,617,269)	—
	Class B	(604,992)	—
	Class C	(525,875)	—
	Class Z	(74,077)	—

	Total Distributions Declared to Shareholders	(4,625,853)	(14,492)

Share Transactions	Class A:
	Subscriptions	43,234,531	13,053,240
	Distributions reinvested	2,654,735	12,937
	Redemptions	(6,593,832)	(52,693)

	Net Increase	39,295,434	13,013,484

	Class B:
	Subscriptions	14,574,850	4,685,332
	Distributions reinvested	883,679	583
	Redemptions	(1,279,492)	(28,450)

	Net Increase	14,179,037	4,657,465

	Class C:
	Subscriptions	14,855,976	2,980,604
	Distributions reinvested	717,982	363
	Redemptions	(1,202,118)	(53,798)

	Net Increase	14,371,840	2,927,169

	Class Z:
	Subscriptions	2,518,240	90,422
	Distributions reinvested	131,134	125
	Redemptions	(976,302)	—

	Net Increase	1,673,072	90,547
	Net Increase from Share Transactions	69,519,383	20,688,665

	Total Increase in Net Assets	71,783,631	20,880,774

Net Assets	Beginning of period	20,880,774	—
	End of period	92,664,405	20,880,774
	Underdistributed net investment income at end of period	29,626	8,547

See Accompanying Notes to Financial Statements.

10

Columbia Masters Heritage Portfolio

		Year Ended March 31, 2007	Period Ended March 31, 2006 (a)

Changes in Shares	Class A:
	Subscriptions	4,245,245	1,292,632
	Issued for distributions reinvested	258,220	1,268
	Redemptions	(638,315)	(5,196)

	Net Increase	3,865,150	1,288,704

	Class B:
	Subscriptions	1,437,199	463,946
	Issued for distributions reinvested	85,881	57
	Redemptions	(124,077)	(2,815)

	Net Increase	1,399,003	461,188

	Class C:
	Subscriptions	1,456,573	295,467
	Issued for distributions reinvested	69,728	36
	Redemptions	(116,950)	(5,282)

	Net Increase	1,409,351	290,221

	Class Z:
	Subscriptions	249,445	8,975
	Issued for distributions reinvested	12,788	12
	Redemptions	(93,427)	—

	Net Increase	168,806	8,987

(a)	Columbia Masters Heritage Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.31	0.03
Net realized and unrealized gain on investments	0.56	0.17

Total from Investment Operations	0.87	0.20

Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.01)
From net realized gains	(0.36)	—

Total Distributions Declared to Shareholders	(0.64)	(0.01)

Net Asset Value, End of Period	$10.42	$10.19
Total return (d)(e)	8.77%	2.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Expenses (g)(h)	0.25%	0.25	%(i)
Waiver/reimbursement	0.48%	6.51	%(i)
Net investment income (c)(h)	2.98%	2.04	%(i)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$53,710	$13,131

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the portfolio invests.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.23	0.01
Net realized and unrealized gain on investment	0.57	0.18

Total from Investment Operations	0.80	0.19

Less Distributions Declared to Shareholders:
From net investment income	(0.21)	—	(d)
From net realized gains	(0.36)	—

Total Distributions Declared to Shareholders	(0.57)	—	(d)

Net Asset Value, End of Period	$10.42	$10.19
Total return (e)(f)	7.96%	1.91	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00	%(j)
Waiver/reimbursement	0.48%	6.51	%(j)
Net investment income (loss) (c)(i)	2.24%	0.90	%(j)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$19,388	$4,700

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.23	0.01
Net realized and unrealized gain on investments	0.57	0.18

Total from Investment Operations	0.80	0.19

Less Distributions Declared to Shareholders:
From net investment income	(0.21)	—	(d)
From net realized gains	(0.36)	—

Total Distributions Declared to Shareholders	(0.57)	—	(d)

Net Asset Value, End of Period	$10.42	$10.19
Total return (e)(f)	7.96%	1.91	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00	%(j)
Waiver/reimbursement	0.48%	6.51	%(j)
Net investment income (loss) (c)(i)	2.23%	0.80	%(j)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$17,715	$2,958

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)

Net Asset Value, Beginning of Period	$10.18	$10.00

Income from Investment Operations:
Net investment income (b)(c)	0.35	0.02
Net realized and unrealized gain on investments	0.55	0.17

Total from Investment Operations	0.90	0.19

Less Distributions Declared to Shareholders:
From net investment income	(0.31)	(0.01)
From net realized gains	(0.36)	—

Total Distributions Declared to Shareholders	(0.67)	(0.01)

Net Asset Value, End of Period	$10.41	$10.18
Total return (d)(e)	9.04%	1.94	%(f)

Ratios to Average Net Assets/Supplemental Data:
Expenses (g)(h)	—	—
Waiver/reimbursement	0.48%	6.51	%(i)
Net investment income (c)(h)	3.45%	1.48	%(i)
Portfolio turnover rate	2%	—
Net assets, end of period (000’s)	$1,851	$92

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the portfolio invests.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Masters Heritage Portfolio, March 31, 2007

Note 1. Organization

Columbia Masters Heritage Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Trust seeks capital appreciation by investing in Class Z shares of Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund (the “Underlying Funds”). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the underlying funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available on our website at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares and offers four classes of shares: Class A, B, C and Z shares. Each share class has its own expense structure and, as applicable, sales charges. The Portfolio commenced operations on February 15, 2006.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio’s investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in

16

Columbia Masters Heritage Portfolio, March 31, 2007 (continued)

accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for deferred wash sales, distribution reclasses and non-deductible 12b-1 fees were identified and reclassified among the components of the Portfolio’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$16,138	$3,307	$(19,445)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	March 31, 2006	March 31, 2007
Distributions paid from:
Ordinary Income*	$14,492	$1,808,739
Long-Term Capital Gains	—	2,817,114

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$29,626	$2,451,773

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$3,246,249
Unrealized depreciation	(794,476)
Net unrealized appreciation	$2,451,773

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum

17

Columbia Masters Heritage Portfolio, March 31, 2007 (continued)

recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Portfolio. Also effective December 15, 2006, the Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Portfolio expenses.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Portfolio under these agreements was $38,777.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of

18

Columbia Masters Heritage Portfolio, March 31, 2007 (continued)

the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the Portfolio’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.09% of the Portfolio’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio’s shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $242,184 on sales of the Portfolio’s Class A shares and received net CDSC fees of $25,306 and $5,711 on Class B and C share redemptions, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and C shares of the Portfolio and a combined distribution and shareholder servicing plan for Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, B and C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and C shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio’s assets.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 15, 2008 so that total annual operating expenses (excluding any advisory fees, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio’s investment in other investment companies) do not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities were $71,962,596 and $1,203,070, respectively.

Note 6. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate

19

Columbia Masters Heritage Portfolio, March 31, 2007 (continued)

per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the year ended March 31, 2007, the Portfolio did not borrow under these arrangements.

Note 7. Disclosure of Significant Risks and Contingencies

Risk factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

Legal Proceedings

Columbia Masters Heritage Portfolio did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters

20

Columbia Masters Heritage Portfolio, March 31, 2007 (continued)

relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1,

21

Columbia Masters Heritage Portfolio, March 31, 2007 (continued)

2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Heritage Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Heritage Portfolio (the “Portfolio”) (a series of Columbia Funds Series Trust) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

23

Unaudited Information– Columbia Masters Heritage Portfolio

Federal Income Tax Information

For the fiscal year ended March 31, 2007, the Portfolio designates long term capital gains of $2,817,114.

For non-corporate shareholders 39.85% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

40.26% of the ordinary income earned by the Portfolio, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

24

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director—Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer—ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman—Conseco, Inc. (insurance), from September 2004 through current.

Oversees 79.

Director—Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group. Oversees 79. Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

25

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC, since September 2004; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

26

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) or the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

27

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters Heritage Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The portfolio identified above is referred to as the “Portfolio.”

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio’s performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. (“Lipper”) to be most similar to the Portfolio (the “Peer Group”). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio’s Peer Group and considered potential bias resulting from the selection methodology. The Board also noted that Lipper had advised that the Portfolio’s Peer Group consists of only two other similar funds due to a lack of funds with comparable characteristics in the industry.

Based on its meeting certain agreed-upon criteria for warranting further review, the Board specially engaged in further review of the Portfolio because of its lack of performance history. The Board considered this and also noted other factors, including that the Portfolio’s total expense ratio was lower than the median of its Peer Group and that CMA had agreed to cap the Net Advisory Rate (defined below) of the Portfolio at 0.00% until February 15,

28

2008, that outweighed the lack of performance history. The Board also noted that the small size of the Portfolio’s Peer Group and the Portfolio’s structure as a fund of funds made such comparisons less useful.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the “Advisory Agreement Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

Because the Portfolio commenced operation in February, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services are not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

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Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

30

Columbia Funds

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

31

Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

32

Important Information About This Report

Columbia Masters Heritage Portfolio

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters Heritage Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

Columbia Masters Heritage Portfolio

Annual Report – March 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/129909-0307 (05/07) 07/38110

Columbia Masters International Equity Portfolio

Annual Report – March 31, 2007

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia Masters International Equity Portfolio

Summary

For the 12-month period ended March 31, 2007

■	The world’s major stock markets moved higher, boosted by generally solid economic growth. Foreign markets, as measured by the MSCI EAFE Index, were generally stronger than the US market.

MSCI World Index	MSCI EAFE Index

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

World economic growth advanced at a healthy pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. For 2006, world gross domestic product was estimated at 3.6%. In 2007, growth is expected to slow somewhat to 3.0%, primarily because of slower growth in the United States, where a weak housing market weighed on the economy throughout the period. Core inflation remained above the comfort level of central banks in most of the world’s major economies, and most central banks raised short-term interest rates in an effort to control inflationary pressures during the period.

Slower growth for euro zone economies

In the euro zone, the economy expanded 2.75% in 2006, as strong external trade boosted growth. However, the economy got off to a slower start in 2007, as both export demand and private consumption showed signs of weakening. The European Central Bank (ECB) continued to raise its key policy rate in quarter-point increments throughout the period, reflecting continued concerns about inflation. Capacity utilization is tight, as many factories are close to their limits; wages have increased; and money supply growth reached a record high in January — lending support to the ECB’s policy decisions.

Japan’s economy loses some momentum

Japan’s economy maintained a slow but relatively steady pace of growth throughout the period. However, it lost momentum in the early months of 2007 as exports cooled and consumer spending remained weak. Although inflation is negligible, the Bank of Japan appears set to lift interest rates later this year. Elsewhere in Asia, the economies of South Korea and Taiwan also showed signs of slowing as external demand for technology-related exports decelerated sharply in the final months of 2006.

China continues to expand at record pace

China’s economy expanded at an estimated pace of 10.6% in 2006 — its fastest growth in over a decade — despite government-induced monetary and administrative measures designed to cool the engines of growth. China’s export-driven economy remains vulnerable to slower growth around the globe. Nevertheless, it showed signs of continued expansion at an impressive pace in the early months of 2007.

World stock markets reflected economic strength

In an environment of generally healthy growth, the world’s major stock markets delivered robust returns. The MSCI EAFE Index, which measures stock market performance in major developed countries around the world, returned 20.20%. Despite a sharp sell-off in February, most markets regained their forward momentum and bounced back with significant strength. The MSCI World Index, which includes the US market, returned 15.44%.

Past performance is no guarantee of future results.

1

Performance Information – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.56
Class B	2.31
Class C	2.31
Class R	1.81
Class Z	1.31

Annual operating expense ratio after contractual waivers (%)*

Class A	1.16
Class B	1.91
Class C	1.91
Class R	1.41
Class Z	0.91

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. These ratios may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 02/15/08.

Growth of a $10,000 investment 02/15/06 – 03/31/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters International Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/07 ($)

Sales charge	without	with
Class A	12,044	11,352
Class B	11,953	11,553
Class C	11,953	11,953
Class R	12,014	n/a
Class Z	12,075	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06	02/15/06
Sales charge	without	with	without	with	without	with	without	without
1-year	17.39	10.60	16.50	11.50	16.61	15.61	17.09	17.69
Life	18.01	11.95	17.21	13.71	17.21	17.21	17.74	18.28

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for the Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value (“NAV”) with no Rule 12b-1 fees. Class R shares are sold at NAV with Rule 12b-1 fees. Class R and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares.

2

Understanding Your Expenses – Columbia Masters International Equity Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Shareholder expense example

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,137.32	1,023.68	1.33	1.26	0.25
Class B	1,000.00	1,000.00	1,132.98	1,019.95	5.32	5.04	1.00
Class C	1,000.00	1,000.00	1,133.98	1,019.95	5.32	5.04	1.00
Class R	1,000.00	1,000.00	1,136.62	1,022.44	2.66	2.52	0.50
Class Z	1,000.00	1,000.00	1,139.12	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters International Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

3

Portfolio Manager’s Report – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 03/31/07 ($)

Class A	11.69
Class B	11.66
Class C	11.66
Class R	11.68
Class Z	11.70

Distributions declared per share
04/01/06 – 03/31/07 ($)

Class A	0.35
Class B	0.29
Class C	0.29
Class R	0.33
Class Z	0.37

For the 12-month period that ended March 31, 2007, the portfolio’s Class A shares returned 17.39% without sales charge. This compares with a 20.20% return for the MSCI EAFE Index over the same period. 1 The average return for the portfolio’s peer group, the Morningstar Foreign Large Blend Category was 17.61%. 2 Stock selection within the underlying funds accounted for the shortfall in performance.

Stock selection and sector allocation determined hampered performance

Although the portfolio generated solid, double-digit performance for the period, its position in Columbia Multi-Advisor International Equity Fund detracted from performance. That fund trailed the MSCI EAFE Index because of security selection in the information technology, consumer discretionary and financials sectors. Columbia Acorn International posted solid double-digit gains for the portfolio, benefiting from its emerging markets exposure. However, it trailed its primary benchmark, the S&P/Citigroup EMI ex-U.S. Index.3

Looking ahead

We expect some the world’s equity markets to face head winds in the period ahead. In the United States, the pace of economic growth has slowed because of the Federal Reserve Board’s interest-rate hikes, and there are concerns that the problems in the subprime mortgage market could put additional pressure on economic growth. Because the United States is the consumer for the rest of the world’s goods, a significant slowdown in consumer spending could have negative implications for global growth. In addition, China, another important market for consumer goods, is looking for ways to slow its economy. We believe these factors could lead to short-term volatility in the equity markets. Longer term, however, we think the fundamental backdrop is attractive. Global growth is relatively high and global monetary policy remains relatively favorable, creating positive long-term conditions for the equity markets.

[1]

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

[2]

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[3]

S&P/Citigroup EMI Global ex-U.S. Index is an index of the bottom 20% of institutionally investable capital of developed and emerging (after 9/30/1994) countries, selected by the index sponsor, outside the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

4

Fund Profile – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+17.39% Class A shares (without sales charge)

+20.20% MSCI EAFE Index

Summary

■	For the 12-month period that ended March 31, 2007, the portfolio’s Class A shares returned 17.39% without sales charge.

■	In a period of generally strong performance for international markets, the portfolio, its benchmark and peer group average recorded double-digit gains.

■	Security selection within one of its underlying funds accounted for a shortfall in performance relative to the portfolio’s benchmark and peer group average.

Portfolio Management

Vikram Kuriyan has managed the Portfolio since February 2006. Mr. Kuriyan is associated with Columbia Management Advisors, LLC, investment advisor to the portfolio.

The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

A “fund of funds” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

International investing involves special risk, including currency risk, risk associated with possible differences in financial accounting standards, and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investment risks of bonds include prepayments, foreign, political and economic developments and bond market fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

5

Investment Portfolio – Columbia Masters International Equity Portfolio

March 31, 2007

Investment Companies (a) – 99.8%	Shares	Value ($)
Columbia Acorn International, Class Z	628,079	26,712,180
Columbia Multi-Advisor International Equity Fund, Class Z	6,004,918	106,587,287

	Total Investment Companies (cost of $127,002,437)	133,299,467

	Total Investments – 99.8% (cost of $127,002,437) (b)	133,299,467

Other Assets & Liabilities, Net – 0.2%		200,792

Net Assets – 100.0%		133,500,259

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $127,024,612.

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Masters International Equity Portfolio

March 31, 2007

		($)
Assets	Affiliated investments, at cost	127,002,437

	Affiliated investments, at value	133,299,467
	Receivable for:
	Portfolio shares sold	1,381,318
	Expense reimbursement due from Investment Advisor	140,803

	Total Assets	134,821,588

Liabilities	Payable for:
	Investments purchased	735,092
	Portfolio shares repurchased	465,904
	Transfer agent fee	8,280
	Pricing and bookkeeping fees	4,054
	Trustees’ fees	15,204
	Distribution and service fees	36,829
	Chief compliance officer expenses	1,621
	Other liabilities	54,345

	Total Liabilities	1,321,329

	Net Assets	133,500,259

Net Assets Consist of	Paid-in capital	125,065,940
	Accumulated net realized gain	2,137,289
	Net unrealized appreciation on investments	6,297,030

	Net Assets	133,500,259

Class A	Net assets	75,288,699
	Shares outstanding	6,441,320
	Net asset value per share	11.69	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.69/0.9425)	12.40	(b)

Class B	Net assets	5,960,300
	Shares outstanding	510,990
	Net asset value and offering price per share	11.66	(a)

Class C	Net assets	21,210,447
	Shares outstanding	1,819,665
	Net asset value and offering price per share	11.66	(a)

Class R	Net assets	12,009
	Shares outstanding	1,029
	Net asset value and offering price per share	11.68	(c)

Class Z	Net assets	31,028,804
	Shares outstanding	2,652,045
	Net asset value and offering price per share	11.70	(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Masters International Equity Portfolio

For the Year Ended March 31, 2007

		($)
Investment Income	Dividends from affiliates	2,023,202

Expenses	Distribution fee:
	Class B	30,343
	Class C	93,096
	Class R	54
	Service fee:
	Class A	85,651
	Class B	10,114
	Class C	31,031
	Transfer agent fee	46,567
	Pricing and bookkeeping fees	47,550
	Trustees’ fees	19,101
	Custody fee	1,518
	Legal fee	67,248
	Registration fee	86,400
	Reports to shareholders	43,675
	Chief compliance officer expenses	4,833
	Other expenses	21,554

	Total Expenses	588,735

	Fees and expenses waived or reimbursed by Investment Advisor	(338,386)
	Custody earnings credit	(60)

	Net Expenses	250,289

	Net Investment Income	1,772,913

Net Realized and Unrealized Gain on Investments	Capital gains distributions received	2,733,399
	Net realized loss on affiliated investments	(22,175)
	Net change in unrealized appreciation on investments	6,140,444

	Net Gain	8,851,668

	Net Increase Resulting from Operations	10,624,581

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Masters International Equity Portfolio

Increase (Decrease) in Net Assets		Year Ended March 31, 2007 ($)	Period Ended March 31, 2006 ($) (a)
Operations	Net investment income (loss)	1,772,913	(2,549)
	Net realized gain on investments and capital gains distributions received	2,711,224	—
	Net change in unrealized appreciation on investments	6,140,444	156,586

	Net Increase Resulting from Operations	10,624,581	154,037

Distributions Declared to Shareholders	From net investment income:
	Class A	(1,166,264)	—
	Class B	(92,690)	—
	Class C	(294,783)	—
	Class R	(251)
	Class Z	(277,927)	—
	From net realized gains:
	Class A	(319,620)	—
	Class B	(32,534)	—
	Class C	(103,467)	—
	Class R	(74)
	Class Z	(70,915)	—

	Total Distributions Declared to Shareholders	(2,358,525)	—

Share Transactions	Class A:
	Subscriptions	67,832,917	5,787,196
	Distributions reinvested	1,323,559	—
	Redemptions	(4,935,256)	(31,571)

	Net Increase	64,221,220	5,755,625

	Class B:
	Subscriptions	4,394,911	1,170,206
	Distributions reinvested	99,819	—
	Redemptions	(275,768)	(10,250)

	Net Increase	4,218,962	1,159,956

	Class C:
	Subscriptions	17,020,491	3,119,068
	Distributions reinvested	239,672	—
	Redemptions	(876,168)	(22,750)

	Net Increase	16,383,995	3,096,318

	Class R:
	Subscriptions	—	10,000
	Distributions reinvested	325	—

	Net Increase	325	10,000

	Class Z:
	Subscriptions	30,223,080	310,877
	Distributions reinvested	90,624	—
	Redemptions	(403,274)	—

	Net Increase	29,910,430	310,877
	Net Increase from Share Transactions	114,734,932	10,332,776
	Redemption fees	11,782	676

	Total Increase in Net Assets	123,012,770	10,487,489

Net Assets	Beginning of period	10,487,489	—
	End of period	133,500,259	10,487,489

See Accompanying Notes to Financial Statements.

9

Columbia Masters International Equity Portfolio

		Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Changes in Shares	Class A:
	Subscriptions	6,205,314	572,979
	Issued for distributions reinvested	116,204	—
	Redemptions	(450,076)	(3,101)

	Net Increase	5,871,442	569,878

	Class B:
	Subscriptions	413,232	115,650
	Issued for distributions reinvested	8,771	—
	Redemptions	(25,663)	(1,000)

	Net Increase	396,340	114,650

	Class C:
	Subscriptions	1,573,388	308,437
	Issued for distributions reinvested	21,061	—
	Redemptions	(80,995)	(2,226)

	Net Increase	1,513,454	306,211

	Class R:
	Subscriptions	—	1,000
	Issued for distributions reinvested	29	—

	Net Increase	29	1,000

	Class Z:
	Subscriptions	2,649,249	30,785
	Issued for distributions reinvested	7,956	—
	Redemptions	(35,945)	—

	Net Increase	2,621,260	30,785

(a)	Columbia Masters International Equity Portfolio commenced operations on February 15, 2006.

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.36	—	(d)
Net realized and unrealized gain on investments	1.42	0.26

Total from Investment Operations	1.78	0.26

Less Distributions Declared to Shareholders:
From net investment income	(0.28)	—
From net realized gains	(0.07)	—

Total Distributions Declared to Shareholders	(0.35)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.69	$10.26
Total return (e)(f)	17.39%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	0.25%	0.25	%(j)
Waiver /reimbursement	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	3.25%	(0.25	)%(j)
Portfolio turnover rate	1%	—
Net assets, end of period (000’s)	$75,289	$5,846

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.31	(0.01)
Net realized and unrealized gain on investments	1.38	0.27

Total from Investment Operations	1.69	0.26

Less Distributions Declared to Shareholders:
From net investment income	(0.22)	—
From net realized gains	(0.07)	—

Total Distributions Declared to Shareholders	(0.29)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.66	$10.26
Total return (e)(f)	16.50%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00	%(j)
Waiver /reimbursement	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	2.87%	(1.00	)%(j)
Portfolio turnover rate	1%	—
Net assets, end of period (000’s)	$5,960	$1,176

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.25	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.31	(0.01)
Net realized and unrealized gain on investments	1.39	0.26

Total from Investment Operations	1.70	0.25

Less Distributions Declared to Shareholders:
From net investment income	(0.22)	—
From net realized gains	(0.07)	—

Total Distributions Declared to Shareholders	(0.29)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.66	$10.25
Total return (e)(f)	16.61%	2.50	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	1.00%	1.00	%(j)
Waiver /reimbursement	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	2.82%	(1.00	)%(j)
Portfolio turnover rate	1%	—
Net assets, end of period (000’s)	$21,210	$3,140

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class R Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.37	(0.01)
Net realized and unrealized gain on investments	1.38	0.27

Total from Investment Operations	1.75	0.26

Less Distributions Declared to Shareholders:
From net investment income	(0.26)	—
From net realized gains	(0.07)	—

Total Distributions Declared to Shareholders	(0.33)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.68	$10.26
Total return (e)(f)	17.09%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	0.50%	0.50	%(j)
Waiver /reimbursement	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	3.40%	(0.50	)%(j)
Portfolio turnover rate	1%	—
Net assets, end of period (000’s)	$12	$10

(a)	Class R shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net Asset Value, Beginning of Period	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)(c)	0.33	—	(d)
Net realized and unrealized gain on investments	1.48	0.26

Total from Investment Operations	1.81	0.26

Less Distributions Declared to Shareholders:
From net investment income	(0.30)	—
From net realized gains	(0.07)	—

Total Distributions Declared to Shareholders	(0.37)	—

Redemption Fees
Redemption fees added to paid-in-capital (b)(d)	—	—

Net Asset Value, End of Period	$11.70	$10.26
Total return (e)(f)	17.69%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)(i)	—	—
Waiver /reimbursement	0.59%	13.23	%(j)
Net investment income (loss) (c)(i)	2.87%	—	%(j)(k)
Portfolio turnover rate	1%	—
Net assets, end of period (000’s)	$31,029	$316

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the portfolio invests.

(i)	The benefits derived from custody credits had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Masters International Equity Portfolio, March 31, 2007

Note 1. Organization

Columbia Masters International Equity Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Portfolio seeks capital appreciation by investing in Class Z shares of Columbia Multi-Advisor International Equity Fund and Columbia Acorn International (the “Underlying Funds”). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the underlying funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available on our website at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares and offers five classes of shares: Class A, B, C, R and Z shares. Each share class has its own expense structure and, as applicable sales charges. The Portfolio commenced operations on February 15, 2006.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. The Portfolio’s investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. The Portfolio may, however, declare and pay distributions from net investment income more frequently. The Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

16

Columbia Masters International Equity Portfolio, March 31, 2007 (continued)

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for deferred wash sales were identified and reclassified among the components of the Portfolio’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$59,002	$(47,325)	$(11,677)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$1,784,591
Long-Term Capital Gains	573,934

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$—	$—	$2,159,465	$6,274,855

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,372,111
Unrealized depreciation	(97,256)
Net unrealized appreciation	$6,274,855

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement

17

Columbia Masters International Equity Portfolio, March 31, 2007 (continued)

recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Portfolio. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation for its services from the Portfolio.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Portfolio. Also effective December 15, 2006, the Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of- pocket expenses.

Effective December 15, 2006, the Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

Under the Services Agreement, the Portfolio reimburses Columbia for out-of -pocket expenses and direct internal costs relating to accounting oversight and for services relating to Portfolio expenses.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Portfolio under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Portfolio’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Portfolio under these agreements was $38,777.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Portfolio and

18

Columbia Masters International Equity Portfolio, March 31, 2007 (continued)

credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the Portfolio’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.08% of the Portfolio’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Portfolio’s shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $111,574 on sales of the Portfolio’s Class A shares and received net CDSC fees of $6,642 and $3,319 on Class B and C share redemptions, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and C shares of the Portfolio, a distribution plan for Class R shares of the Portfolio and combined distribution and shareholder servicing plan for Class A of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class A, B and C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and C shares and at an annual rate of 0.50% of the average daily net assets attributable to Class R shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Portfolio’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Portfolio’s assets.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through February 15, 2008 so that total annual operating expenses (excluding any advisory fees, distribution and service fees, interest, fees on borrowings, extraordinary expenses and expenses associated with the Portfolio’s investment in other investment companies) do not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that these waivers and/or reimbursements will continue after February 15, 2008.

Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities were $118,104,444 and $402,897, respectively.

Note 6. Redemption Fees

The Portfolio assesses, subject to limited exceptions, a 2.00% redemption fee on proceeds of Portfolio shares that are redeemed within 60 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of funds.

19

Columbia Masters International Equity Portfolio, March 31, 2007 (continued)

Redemption fees, which are retained by the Portfolio, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended March 31, 2007, the redemption fees for the Class A, Class B, C, R and Z shares of the Portfolio amounted to $6,595, $1,097, $3,229, $4 and $857, respectively.

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the year ended March 31, 2007, the Portfolio did not borrow under these arrangements.

Note 8. Disclosure of Significant Risks and Contingencies

Risk factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolio involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which the Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolio as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

20

Columbia Masters International Equity Portfolio, March 31, 2007 (continued)

Legal Proceedings

Columbia Masters International Equity Portfolio did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

21

Columbia Masters International Equity Portfolio, March 31, 2007 (continued)

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters International Equity Portfolio (the “Portfolio”) (a series of Columbia Funds Series Trust) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

23

Unaudited Information – Columbia Masters International Equity Portfolio

Federal Income Tax Information

For the fiscal year ended March 31, 2007, the Portfolio designates long term capital gains of $2,733,399.

For non-corporate shareholders 47.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Portfolio for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

24

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director–Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer–ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman–Conseco, Inc. (insurance), from September 2004 through current.

Oversees 79.

Director–Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group. Oversees 79. Board Member–Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

25

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President - Columbia Funds, since October 2004; Managing Director - Columbia Management Advisors, LLC, since September 2004; Senior Vice President - Columbia Management Distributors, Inc., since January 2005; Director - Columbia Management Services, Inc., since January 2005; Director - Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director - FIM Funding, Inc., since January 2005; President and Chief Executive Officer - CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America, since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer - Columbia Funds, since October 2003; Treasurer - the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Vice President - Columbia Management Advisors, Inc., since April 2003; President - Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer - Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 - Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)

Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January 2006; Managing Director of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004; Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

26

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President-Fund Treasury of the Adviser since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PwC (independent registered accounting firm) prior to 2002.

27

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters International Equity Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The fund identified above is referred to as the “Portfolio.”

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Portfolio Performance and Expenses

The Portfolio is a new fund that has not been in existence for a full year and has limited performance history. Consequently, the Board did not give significant consideration to the Portfolio’s performance information. The Board did, however, review performance information of the underlying funds as part of its consideration of the renewal of their advisory and sub-advisory agreements.

The Board received and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. (“Lipper”) to be most similar to the Portfolio (the “Peer Group”). The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio’s Peer Group and considered potential bias resulting from the selection methodology. The Board also noted that Lipper had advised that the Portfolio’s Peer Group consists of only two other similar funds due to a lack of funds with comparable characteristics in the industry.

Based on its meeting certain agreed-upon criteria for warranting further review, the Board specially engaged in further review of the Portfolio because of its lack of performance history. The Board considered this and also noted other factors, including that the Portfolio’s total expense ratio was equal to the median of its Peer Group and that CMA had agreed to cap the Net Advisory Rate (defined below) of the Portfolio at 0.00% until February 15, 2008, that outweighed the lack of performance history. The Board also

28

noted that the small size of the Portfolio’s Peer Group and the Portfolio’s structure as a fund of funds made such comparisons less useful.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Portfolio to CMA for investment advisory services (the “Advisory Agreement Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. Additionally, the Board received and afforded specific attention to information comparing the Net Advisory Rate with those of the other funds in the Peer Group.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at

http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreement for the Portfolio.

Profitability

Because the Portfolio commenced operation in February, 2006 and has limited operating history, the Board did not consider the profitability of CMA from the Portfolio. The Board did, however, consider a profitability analysis of CMA based on revenue and cost information across the entire Columbia funds complex. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates may receive from providing these services are not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

29

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board reviews a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

30

Columbia Funds

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

31

Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

32

Important Information About This Report

Columbia Masters International Equity Portfolio

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters International Equity Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

Columbia Masters International Equity Portfolio

Annual Report – March 31, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

CMS & CAD (bank of prospectus) www.columbiafunds.com

800-345-6611 www.columbiafunds.com

SHC-42/130007-0307 (05/07) 07/38606

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twenty five series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended March 31, 2007 also includes fees for one series that was merged into the registrant during the period. Comparative fee information for fiscal year ended March 31, 2006 also includes fees for three series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$532,300	$493,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$117,200	$205,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports and agreed-upon procedures related to fund mergers.  Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to fund accounting and custody conversions.

During the fiscal years ended March 31, 2007 and March 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$148,800	$283,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Both fiscal years 2007 and 2006 also include tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended March 31, 2007 and March 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$6,700	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2007 and March 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$1,121,800	$850,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 25, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 25, 2007